UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM N-PX

    ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT
                                     COMPANY

 INVESTMENT COMPANY ACT FILE NUMBER:     811-09105

 NAME OF REGISTRANT:                     NEW WORLD FUND, INC.



 ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 333 South Hope Street
                                         Los Angeles, CA 90071

 NAME AND ADDRESS OF AGENT FOR SERVICE:  Vincent P. Corti
                                         333 South Hope Street
                                         Los Angeles, CA 90071

 REGISTRANT'S TELEPHONE NUMBER:          213-486-9200

 DATE OF FISCAL YEAR END:                10/31

 DATE OF REPORTING PERIOD:               07/01/2005 - 06/30/2006


NWF
--------------------------------------------------------------------------------------------------------------------------
 3M COMPANY                                                                                  Agenda Number:  932463893
--------------------------------------------------------------------------------------------------------------------------
        Security:  88579Y101
    Meeting Type:  Annual
    Meeting Date:  09-May-2006
          Ticker:  MMM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LINDA G. ALVARADO                                         Mgmt          For                            For
       EDWARD M. LIDDY                                           Mgmt          For                            For
       ROBERT S. MORRISON                                        Mgmt          For                            For
       AULANA L. PETERS                                          Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          For                            For
       LLP AS 3M S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM

03     PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION        Mgmt          For                            For
       TO AUTHORIZE THE ANNUAL ELECTION OF DIRECTORS

04     STOCKHOLDER PROPOSAL REGARDING EXECUTIVE COMPENSATION     Shr           Against                        For

05     STOCKHOLDER PROPOSAL REGARDING 3M S ANIMAL WELFARE        Shr           Against                        For
       POLICY

06     STOCKHOLDER PROPOSAL REGARDING 3M S BUSINESS              Shr           Against                        For
       OPERATIONS IN CHINA




--------------------------------------------------------------------------------------------------------------------------
 ACER INC NEW                                                                                Agenda Number:  700954945
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0004E108
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  TW0002353000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 298250 DUE TO ADDTION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    Receive the report of the 2005 business operations        Mgmt          For                            For

A.2    Receive the 2005 audited reports                          Mgmt          For                            For

B.1.1  Approve the 2005 business reports and financial           Mgmt          For                            For
       statements

B.1.2  Approve the 2005 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 3.0 per share

B.1.3  Approve to issue new shares from retained earnings;       Mgmt          For                            For
       proposed stock dividend: 20 for 1,000 shares
       held

B.1.4  Approve the capital injection by issuing new              Mgmt          For                            For
       shares

B.1.5  Amend the Articles of Incorporation                       Mgmt          For                            For

B.1.6  Amend the procedures of endorsement and guarantee         Mgmt          For                            For

B.1.7  Other issues                                              Other         For                            *

B.2    Extraordinary motions                                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 ACER INC NEW                                                                                Agenda Number:  700990167
--------------------------------------------------------------------------------------------------------------------------
        Security:  004434205
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  US0044342055
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the business report of 2005                       Non-Voting    No vote

2.     Receive the Supervisors  review report                    Non-Voting    No vote

1.     Approve the 2005 financial statements and the             Mgmt          For                            For
       business report, as specified

2.     Approve the distribution of 2005 profits, as              Mgmt          For                            For
       specified

3.     Approve the new issuance of common shares through         Mgmt          For                            For
       capital increases, as specified

4.     Amend the Articles of Incorporation, as specified         Mgmt          For                            For

5.     Amend the Guidelines Governing Endorsement and            Mgmt          For                            For
       Guarantee, as specified

6.     Others                                                    Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ADVANCED INFO SERVICE PUBLIC CO LTD                                                         Agenda Number:  700884009
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0014U183
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2006
          Ticker:
            ISIN:  TH0268010Z11
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE             Non-Voting    No vote
       ALLOWED. THANK YOU

1.     Approve the matters to be informed                        Mgmt          For                            For

2.     Approve the minutes of the AGM of shareholders            Mgmt          For                            For
       to be held on 30 MAR 2005

3.     Approve the results of operation for the year             Mgmt          For                            For
       2005

4.     Approve the balance sheet, statement of income            Mgmt          For                            For
       and statement of cash flow for 2005 ended 31
       DEC 2005

5.     Approve the dividend payment to the shareholders          Mgmt          For                            For
       for the FY 2005

6.     Approve the appointment of the Company s Auditors         Mgmt          For                            For
       and determine the Auditors  remuneration for
       the YE 2006

7.     Re-elect Mr. Arun Churdboonchart, Mr. Boonklee            Mgmt          For                            For
       Plangsiri and Mr. Somprasong Boonyachai as
       the Directors to increase Board size and approve
       the names and number of the Directors who have
       signing authority

8.     Approve the Directors  remuneration for 2006              Mgmt          For                            For

9.     Approve the issuance and offering of warrants             Mgmt          For                            For
       10,138,500 units to purchase the Company s
       ordinary shares to the Directors and the employees
       of the Company  ESOP Grant V

10.    Approve the allocation of 10,138,500 new ordinary         Mgmt          For                            For
       shares, at par value of THB 1.00 each in order
       to reserve for the exercise of warrants under
       the ESOP Grant V

11.    Approve the allocation of warrants to the Directors       Mgmt          For                            For
       and the employees who are eligible for the
       warrants exceedings 5% of the ESOP Grant V

12.    Approve the allotment of 615,800 additional               Mgmt          For                            For
       ordinary shares, at P/V of THB 1 each, reserved
       for exercising the right in pursuant with the
       ESOP WTS Grant 1,2,3 and 4 due to the entering
       into terms and conditions of prospectus

13.    Other matters  if any                                     Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 AGCO CORPORATION                                                                            Agenda Number:  932467283
--------------------------------------------------------------------------------------------------------------------------
        Security:  001084102
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  AG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       P. GEORGE BENSON                                          Mgmt          For                            For
       GERALD L. SHAHEEN                                         Mgmt          For                            For
       HENDRIKUS VISSER                                          Mgmt          For                            For

02     APPROVAL OF AGCO CORPORATION 2006 LONG-TERM               Mgmt          For                            For
       INCENTIVE PLAN




--------------------------------------------------------------------------------------------------------------------------
 ALLIED IRISH BANKS PLC                                                                      Agenda Number:  700928370
--------------------------------------------------------------------------------------------------------------------------
        Security:  G02072117
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  IE0000197834
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE DIRECTORS HAVE RECEIVED              Non-Voting    No vote
       NOTICES FROM THE SHARHOLDER FROM WHOM THE NOTICE
       AT ITEM 10 ABOVE HAS BEEN RECEIVED OF HIS INTENTION
       TO PROPOSE RESOLUTIONS FOR THE REMOVAL FROM
       OFFICE OF TWELVE DIRECTORS. IN LINE WITH PREVIOUS
       PRACTICE, RESOLUTIONS TO REMOVE DIRECTORS ALREADY
       RE-APPOINTED AT THE MEETING WILL NOT BE PERMITTED
       BECAUSE TO DO SO WOULD BE TANTAMOUNT TO ASKING
       SHAREHOLDERS TO VOTE WTICE ON THE SAME RESOLUTION.
       SHOULD YOU HAVE ANY FURTHER QUESTIONS REGARDING
       THIS ITEM, PLEASE CONTACT YOUR ADP CLIENT SERVICE
       REPRESENTATIVE. THANK YOU.

1.     Receive the report of the Directors and the               Mgmt          For                            For
       statement of accounts for the YE 31 DEC 2005

2.     Declare a final dividend of EUR 0.423 per ordinary        Mgmt          For                            For
       share

3.A    Re-elect Mr. Adrian Burke as a Director                   Mgmt          For                            For

3.B    Re-elect Mr. Kieran Crowley as a Director                 Mgmt          For                            For

3.C    Re-elect Mr. Colm Doherty as a Director                   Mgmt          For                            For

3.D    Re-elect Mr. Padraic M. Fallon as a Director              Mgmt          For                            For

3.E    Re-elect Mr. Dermot Gleeson as a Director                 Mgmt          For                            For

3.F    Re-elect Mr. Don Godson as a Director                     Mgmt          For                            For

3.G    Re-elect Mr. John B. McGuckian as a Director              Mgmt          For                            For

3.H    Re-elect Mr. John O Donnell as a Director                 Mgmt          For                            For

3.I    Re-elect Mr. Jim O Leary as a Director                    Mgmt          For                            For

3.J    Re-elect Mr. Eugene J. Sheehy as a Director               Mgmt          For                            For

3.K    Re-elect Mr. Michael J. Sullivan as a Director            Mgmt          For                            For

3.L    Re-elect Mr. Robert G. Wilmers as a Director              Mgmt          For                            For

3.M    Re-elect Ms. Jennifer Winter as a Director                Mgmt          For                            For

4.     Approve to increase the basic fee payable to              Mgmt          For                            For
       the Non-Executive Directors from EUR 35,000
       per annum to EUR 36,500 per annum each

5.     Authorize the Directors to fix the remuneration           Mgmt          For                            For
       for the Auditors

S.6    Authorize the Company and/or any subsidiary               Mgmt          For                            For
       Section 155 of the Companies Act, 1963  to
       make market purchases  Section 212 of the Companies
       Act, 1990 ( the Act )  of ordinary shares of
       EUR 0.32 each of the Company  share or shares
       on such terms and conditions and in such manner
       as the Directors, or, as the case may be, the
       Directors of such subsidiary, may from time
       to time determine, subject to the provisions
       of the Companies Act 1990: a) the maximum number
       of shares so authorized to be acquired be 91.8
       million; b) the minimum and maximum price which
       may be paid for such share shall be determined
       in accordance with Article 52 ;  Authority
       expires the earlier of the AGM in 2006 or 28
       OCT 2007 ; the Company, or any such subsidiary,
       may, before such expiry, enter into a contract
       for the purchase of shares which would or might
       be wholly or partly executed after such expiry
       and may complete any such contract as if the
       authority conferred hereby had not expired

S.7    Approve, subject to the passing of Resolution             Mgmt          For                            For
       No. 6 and pursuant to Section 209 of the Companies
       Act 1990  the 1990 Act , that the price range
       within which any treasury shares for the time
       being held by the Company may be re-issued
       off-market be determined in accordance with
       Article 53 of the Articles of Association;
       and authority shall be effective from 27 APR
       2006 and shall expire at the close of business
       on the earlier of the next AGM or 25 OCT 2007

S.8    Approve that the power conferred on the Directors         Mgmt          For                            For
       by Paragraph (b) (ii) of Article 8 of the Articles
       of Association be renewed for the period ending
       on the date of the AGM in 2007 or, if earlier,
       25th JUL 2007, and for such period the Section
       23 amount  as defined in Paragraph (d)(iv)
       of the said Article  be EUR 14.69 million

9.     Approve the payment in the sum of EUR 579,000             Mgmt          For                            For
       to Mr. Gary Kennedy in compensation for loss
       of office as the Group Director, Finance and
       Enterprise Technology

10.    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           Against                        For
       Approve to remove KPMG as the Auditors

11.    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           Against                        For
       Appoint Mr. Niall Murphy as a Director of the
       Company




--------------------------------------------------------------------------------------------------------------------------
 AMERICAN INTERNATIONAL GROUP, INC.                                                          Agenda Number:  932375000
--------------------------------------------------------------------------------------------------------------------------
        Security:  026874107
    Meeting Type:  Annual
    Meeting Date:  11-Aug-2005
          Ticker:  AIG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       M. AIDINOFF                                               Mgmt          For                            For
       P. CHIA                                                   Mgmt          For                            For
       M. COHEN                                                  Mgmt          For                            For
       W. COHEN                                                  Mgmt          For                            For
       M. FELDSTEIN                                              Mgmt          For                            For
       E. FUTTER                                                 Mgmt          For                            For
       S. HAMMERMAN                                              Mgmt          For                            For
       C. HILLS                                                  Mgmt          For                            For
       R. HOLBROOKE                                              Mgmt          For                            For
       D. KANAK                                                  Mgmt          For                            For
       G. MILES, JR.                                             Mgmt          For                            For
       M. OFFIT                                                  Mgmt          For                            For
       M. SULLIVAN                                               Mgmt          For                            For
       E. TSE                                                    Mgmt          For                            For
       F. ZARB                                                   Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT ACCOUNTANTS                   Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 AMERICAN INTERNATIONAL GROUP, INC.                                                          Agenda Number:  932483857
--------------------------------------------------------------------------------------------------------------------------
        Security:  026874107
    Meeting Type:  Annual
    Meeting Date:  17-May-2006
          Ticker:  AIG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PEI-YUAN CHIA                                             Mgmt          For                            For
       MARSHALL A. COHEN                                         Mgmt          For                            For
       MARTIN S. FELDSTEIN                                       Mgmt          For                            For
       ELLEN V. FUTTER                                           Mgmt          For                            For
       STEPHEN L. HAMMERMAN                                      Mgmt          For                            For
       RICHARD C. HOLBROOKE                                      Mgmt          For                            For
       FRED H. LANGHAMMER                                        Mgmt          For                            For
       GEORGE L. MILES, JR.                                      Mgmt          For                            For
       MORRIS W. OFFIT                                           Mgmt          For                            For
       JAMES F. ORR III                                          Mgmt          For                            For
       MARTIN J. SULLIVAN                                        Mgmt          For                            For
       MICHAEL H. SUTTON                                         Mgmt          For                            For
       EDMUND S.W. TSE                                           Mgmt          For                            For
       ROBERT B. WILLUMSTAD                                      Mgmt          For                            For
       FRANK G. ZARB                                             Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS   Mgmt          For                            For
       LLP AS AIG S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR 2006.

03     ADOPTION OF AN EXECUTIVE INCENTIVE PLAN.                  Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LTD                                                                       Agenda Number:  700910171
--------------------------------------------------------------------------------------------------------------------------
        Security:  S04255196
    Meeting Type:  OGM
    Meeting Date:  10-Apr-2006
          Ticker:
            ISIN:  ZAE000043485
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.o1   Authorize the Company, in terms of the Listing            Mgmt          For                            For
       Requirements of the JSE Limited  JSE , to allot
       and issue, for cash, that number of ordinary
       shares of ZAR 0.25 each in the capital of the
       Company  ordinary shares  which, at the offer
       subscription price after applying the discount
       if any  will equate to a raising of a maximum
       of USD 500 million in the aggregate after deducting
       all underwriters commissions and fees but not
       all other issue costs; the offer for subscription
       be made to selected investors at such discount
       per ordinary share  based upon the offer subscription
       price for an AngloGold Ashanti Share represented
       by an AngloGold Ashanti American Depository
       Share  ADS  relative to the ruling market price
       of an AngloGold Ashanti ADS at the close of
       trading on the New York Stock Exchange on the
       day before the formal announcement of the pricing
       offer and on such terms and conditions as the
       Directors of the Company may, in their discretion,
       deem fit, provided that such discount shall
       not exceed 10%

2.o2   Approve, subject to the passing of Resolution             Mgmt          For                            For
       1.O1 by the requisite majority in terms of
       the Listings Requirements of the JSE Limited,
       that a sufficient number of ordinary shares
       be placed under the control of the Directors
       of the Company, with specific authority to
       allot and issue such ordinary shares for cash,
       which at the offer subscription price will
       equate to a raising of a maximum of USD 500
       million in the aggregate after deducting all
       underwriter commissions and fees but not all
       other issue costs, and on such terms and conditions
       as the Directors may deem fit, provided that
       the offer shall not be made at a discount per
       ordinary share  based upon the subscription
       price for an AngloGold Ashanti share represented
       by an AngloGold Shanti ADS relative to the
       ruling market price of an Anglogold Ashanti
       ADS at the close of trading on the New York
       Stock Exchange on the day before the formal
       announcement of the pricing of the offer  of
       more than 10%




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LTD                                                                       Agenda Number:  700904469
--------------------------------------------------------------------------------------------------------------------------
        Security:  S04255196
    Meeting Type:  OGM
    Meeting Date:  05-May-2006
          Ticker:
            ISIN:  ZAE000043485
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS MEETING IS AN AGM                   Non-Voting    No vote

1.O.1  Receive and adopt the consolidated audited annual         Mgmt          For                            For
       financial statements of the Company and its
       subsidiaries, incorporating the Auditors  and
       Directors  reports for the YE 31 DEC 2005

2.O.2  Re-elect Mr. Frank B. Arisman as a Director               Mgmt          For                            For
       of the Company, who retires in terms of the
       Article of Association

3.O.3  Re-elect Mrs. Elisabeth Le. R. Bradley as a               Mgmt          For                            For
       Director of the Company, who retires in terms
       of the Article of Association

4.O.4  Re-elect Mr. Russell P. Eddy as a Director of             Mgmt          For                            For
       the Company, who retires in terms of the Article
       of Association

5.O.5  Re-elect Mr. Robert M. Godsell as a Director              Mgmt          For                            For
       of the Company, who retires in terms of the
       Article of Association

6.O.6  Re-elect Dr. T. James Motlatsi as a Director              Mgmt          For                            For
       of the Company, who retires in terms of the
       Article of Association

7.O.7  Re-elect Mr. Reginald E. Bannerman as a Director          Mgmt          For                            For
       of the Company, who retires in terms of Article
       92 of the Articles of Association

8.O.8  Re-elect Mr. R. Carvalho Silva as a Director              Mgmt          For                            For
       of the Company, who retires in terms of Article
       92 of the Articles of Association

9.O.9  Re-elect Mr. Rene Medori as a Director of the             Mgmt          For                            For
       Company, who retires in terms of Article 92
       of the Articles of Association

10O10  Re-elect Mr. Neville F. Nicolau as a Director             Mgmt          For                            For
       of the Company, who retires in terms of Article
       92 of the Articles of Association

11O11  Re-elect Mr. Srinivasan Venkatakrishnan as a              Mgmt          For                            For
       Director of the Company, who retires in terms
       of Article 92 of the Articles of Association

12O12  Authorize the Directors, subject to the provisions        Mgmt          For                            For
       of the Companies Act  Act 61  of 1973  Act
       , as amended, the Listing Requirements of the
       JSE Limited, to allot and issue, up to 10%
       of the authorized but unissued ordinary shares
       of 25 cents each in the share capital of the
       Company remaining after setting aside so many
       ordinary shares of 25 cents each as may be
       required to be allotted and issued by the Company
       pursuant to the Anglogold Limited Share Incentive
       Scheme, the Long-Term Incentive Plan and the
       Bonus Share Plan and for purposes of the conversion
       of the USD 1,000,000,000, 2.375% guaranteed
       convertible bonds issued by Anglogold Ashanti
       Holdings Plc

13O13  Authorize the Directors, subject to the passing           Mgmt          Against                        Against
       of Resolution 12O12 and in terms of the Listing
       Requirements of the JSE Limited  JSE  from
       time to time  Listings Requirements , to allot
       and issue for cash without restrictions to
       any public shareholder, as defined the Listing
       Requirements, as and when suitable opportunities
       arise, the authorized but unissued ordinary
       shares of 25 cents each in the share capital
       of the Company which were placed under the
       control of the Directors; a paid press announcements
       giving full details, including the impact on
       net asset value and earnings per share, on
       a cumulative basis within one FY, 5% or more
       of the number of ordinary shares; the issue
       for cash in the aggregate in any one FY shall
       not exceed 10% of the weighted average traded
       price of the ordinary shares on the JSE  adjusted
       for any dividend but not yet paid or for any
       Capitalization award made to shareholders ;
       over the 30 business days prior to the date
       that the price of the issue is determined or
       agreed by the Directors of the Company, and
       this authority includes the issue of shares
       arising from any options or convertible securities
       issued for cash other than in respect of which
       a specific authority for such issue has been
       obtained;  Authority expires the earlier of
       the next AGM of the Company, or 15 months

14O14  Approve, in accordance with the provisions of             Mgmt          For                            For
       Article 73 of the Articles of Association,
       that the remuneration for the President of
       the Company, including his remuneration as
       a Director, shall, effective from 06 MAY 2006
       be ZAR 300,000 per annum, payable quarterly
       in arrear, the remuneration payable shall be
       in proportion to the period that the President
       has held Office during the year

15S.1  Authorize the Company or any of its subsidiaries,         Mgmt          For                            For
       in terms of Section 85 of the Act and the Listing
       Requirements, to acquire ordinary shares issued
       by the Company, and the acquisitions in terms
       of Section 89 of the Act and the Listings Requirements,
       as determined by the Directors, any such acquisition
       of shares shall be implemented through the
       order of book operated by the JSE trading system
       and done without any prior understanding or
       arrangement between the Company and the counter
       party; and/or on the open market of any other
       stock exchange on which the shares are listed
       on which the Company may, subject to the approval
       of the JSE and any other stock exchange as
       necessary, wish to effect such acquisitions
       of shares; an announcement containing details
       of such acquisitions be published as soon as
       the Company, or the subsidiaries collectively,
       shall have acquired ordinary shares issued
       by the Company constituting, on a cumulative
       basis, not less than 3% of the number of ordinary
       shares in the Company in issue as at the date
       of this and 3% in aggregate of the initial
       number of that class acquired but subject to
       the provisions of the Act and the Listing Requirements,
       not exceeding in aggregate 20% of the Company
       s issued ordinary share capital in any 1 FY,
       at a price not more than 10% above the weighted
       average market price of such shares over the
       previous 5 business days;  Authority expires
       the earlier of the next AGM or 15 months




--------------------------------------------------------------------------------------------------------------------------
 ANHEUSER-BUSCH COMPANIES, INC.                                                              Agenda Number:  932445643
--------------------------------------------------------------------------------------------------------------------------
        Security:  035229103
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  BUD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES J. FORESE                                           Mgmt          For                            For
       VERNON R. LOUCKS, JR.                                     Mgmt          For                            For
       VILMA S. MARTINEZ                                         Mgmt          For                            For
       WILLIAM PORTER PAYNE                                      Mgmt          For                            For
       EDWARD E. WHITACRE, JR.                                   Mgmt          For                            For

02     AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION    Mgmt          For                            For

03     APPROVAL OF 2006 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE   Mgmt          For                            For
       DIRECTORS

04     APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING      Mgmt          For                            For
       FIRM




--------------------------------------------------------------------------------------------------------------------------
 ANTENA 3 DE TELEVISION SA, MADRID                                                           Agenda Number:  700889465
--------------------------------------------------------------------------------------------------------------------------
        Security:  E05009159
    Meeting Type:  OGM
    Meeting Date:  29-Mar-2006
          Ticker:
            ISIN:  ES0109427734
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 290665 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM THERE WILL BE A SECOND CALL ON
       30 MAR 2006. YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED.  THANK YOU

1.     Approve the annual accounts, balance sheet,               Mgmt          For                            For
       profits and loss account and notes to the accounts,
       the management report of both Antena 3 Television
       and its consolidated Group and the Company
       management; all of the foregoing with reference
       to the YE 31 DEC 2005

2.     Approve the application of 2005 profits and               Mgmt          For                            For
       distribution of dividend

3.1    Amend the Article 18 about convening procedures           Mgmt          For                            For
       of the Articles of the Association as specified

3.2    Amend the Article 30 about Directors appointment          Mgmt          Abstain                        Against
       period of the Articles of the Association as
       specified

3.3    Amend the Article 34 about remuneration of the            Mgmt          For                            For
       Articles of the Association as specified

4.     Approve to fix the Directors remuneration                 Mgmt          For                            For

5.     Amend the regulations of the general meeting              Mgmt          For                            For
       of shareholder: Article 9, about notices

6.     Ratify the appointment of a Director made by              Mgmt          For                            For
       the Board at the previous general meeting,
       by the system of co-option

7.     Grant authority of the derivative acquisition             Mgmt          For                            For
       of own shares, either directly or via Group
       Companies

8.     Appoint the Financial Auditors of Antena 3 De             Mgmt          For                            For
       Television S.A. and its consolidated Group

9.     Grant authority to execute, construe, rectify             Mgmt          For                            For
       and implement the resolutions adopted by the
       general meeting, with authority to deputy the
       powers granted to the Board of Directors by
       the meeting and to convert such resolutions
       into a public instrument




--------------------------------------------------------------------------------------------------------------------------
 ASAHI GLASS CO LTD                                                                          Agenda Number:  700892715
--------------------------------------------------------------------------------------------------------------------------
        Security:  J02394120
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  JP3112000009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   7.5, Final
       JY 7.5, Special JY 0

2      Amend Articles to: Update Language of Articles            Mgmt          For                            For
       to Reflect New Corporate Law

3.1    Elect Director                                            Mgmt          For                            For

3.2    Elect Director                                            Mgmt          For                            For

3.3    Elect Director                                            Mgmt          For                            For

3.4    Elect Director                                            Mgmt          For                            For

3.5    Elect Director                                            Mgmt          For                            For

3.6    Elect Director                                            Mgmt          For                            For

3.7    Elect Director                                            Mgmt          For                            For

4      Appoint Internal Statutory Auditor                        Mgmt          For                            For

5      Appoint External Audit Firm                               Mgmt          For                            For

6      Approve Executive Stock Option Plan                       Mgmt          For                            For

7      Approve Special Bonus for Family of Deceased              Mgmt          Abstain                        Against
       Director




--------------------------------------------------------------------------------------------------------------------------
 ASIAN PAINTS LTD                                                                            Agenda Number:  700999785
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y03637116
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2006
          Ticker:
            ISIN:  INE021A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the accounts for the YE 31              Mgmt          For                            For
       MAR 2006 together with the reports of the Board
       of Directors and Auditors  thereon

2.     Declare dividend on equity shares of the Company          Mgmt          For                            For

3.     Re-appoint Mr. Amar Vakil as a Director, who              Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. R.A. Shah as a Director, who               Mgmt          For                            For
       retires by rotation

5.     Re-appoint Dr. S. Sivaram as Director, who retires        Mgmt          For                            For
       by rotation

6.     Appoint M/s. Shah & Co., Chartered Accountants,           Mgmt          For                            For
       as the Auditors of the Company until the conclusion
       of the next AGM and authorize the Board of
       Directors to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 ASSOCIATED CEMENT CO LTD ACC                                                                Agenda Number:  700768534
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0002C112
    Meeting Type:  AGM
    Meeting Date:  13-Jul-2005
          Ticker:
            ISIN:  INE012A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the FYE 31 MAR 2005, the balance
       sheet as at that date and the reports of the
       Directors and the Auditors thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. Tarun Das as a Director, who               Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. N.S. Sekhsaria as a Director,              Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. M.L. Narula as a Director, who             Mgmt          For                            For
       retiree by rotation

6.     Re-appoint Mr. A.K. Jain as a Director, who               Mgmt          For                            For
       retires by rotation

7.     Appoint Mr. Markus Akermann as a Director of              Mgmt          For                            For
       the Company

8.     Appoint Mr. Paul Hugentobler as a Director of             Mgmt          For                            For
       the Company

9.     Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       269, 309 and other applicable provisions of
       the Companies Act, 1956, the re-appointment
       and terms of remuneration of Mr. A.K. Jain,
       as a Whole-time Director of the Company for
       a period of 3 years from 25 JAN 2005 upon the
       terms and conditions  including the remuneration
       to be paid in the event of loss or inadequacy
       of profits in any FY during the aforesaid period
       as specified in the draft Agreement, with
       liberty to the Board of Directors to alter
       and vary the terms and conditions of the said
       reappointment and/or Agreement in such manner
       as may be agreed between the Board of Directors
       and Mr. Jain

S.10   Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and other applicable provisions, if any,
       of the Companies Act 1956, the Articles of
       Association of the Company by deleting the
       existing Article 109 and substituting it with
       the new Article 109, as specified

11.    Re-appoint Messrs. A.F. Ferguson & Company,               Mgmt          For                            For
       Messrs. K.S. Aiyar & Company and Messrs. S.R.
       Batliboi & Associates, Chartered Accountants,
       as the Auditors of the Company on such remuneration
       agreed between the Board of Directors and the
       Auditors in addition to reimbursement of service
       tax and all out-of-pocket expenses in connections
       with the audit of the Accounts of the Company
       for the YE 31 MAR 2006




--------------------------------------------------------------------------------------------------------------------------
 ASSOCIATED CEMENT CO LTD ACC                                                                Agenda Number:  700788269
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0002C112
    Meeting Type:  OTH
    Meeting Date:  29-Aug-2005
          Ticker:
            ISIN:  INE012A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       the Board, which expression shall also include
       a Committee of Directors constituted for this
       purpose , pursuant to the provisions of Sections
       192A, 293(1)(a) and other applicable provisions,
       if any, of the Companies Act 1956, the Memorandum
       and Articles of Association and subject to
       such other approvals and permissions as may
       be required, to transfer, sell or otherwise
       dispose of in any manner whatsoever the Company
       s Refractories undertaking which comprises
       of: i) Katni Refractory Works situated in Katni
       in Katni District in the State of Madhya Pradesh,
       ii) Nagpur Refractory Works situated in MIDC
       Industrial Area, Butibori, Nagpur in Nagpur
       District in the State of Maharashtra, along
       with all other assets of this undertaking as
       a  going concern  on an as-is-where-is basis
       to ICICI Venture Funds Management Company Ltd.
       or its nominees together with the rights, title
       and interest in the immovable and movable assets,
       for a total consideration of INR 257 crores
       , on such terms and conditions as may be decided
       by the Board, and as incidental to the transfer,
       sale or disposal thereof subject to requisite
       approvals, with full power and authorize the
       Board to the finalization and execution of
       all the necessary documents, agreements, deeds
       of assignment and other documents and to do
       all such acts, deeds, matters and things as
       may be deemed necessary or expedient in their
       discretion to give effect to the said resolution




--------------------------------------------------------------------------------------------------------------------------
 ASSOCIATED CEMENT CO LTD ACC                                                                Agenda Number:  700790391
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0002C112
    Meeting Type:  EGM
    Meeting Date:  08-Sep-2005
          Ticker:
            ISIN:  INE012A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A COURT MEETING. THANK           Non-Voting    No vote
       YOU.

1.     Approve the Scheme of Amalgamation of Bargarh             Mgmt          For                            For
       Cement Limited with the Associated Cement Companies
       Limited




--------------------------------------------------------------------------------------------------------------------------
 ASSOCIATED CEMENT CO LTD ACC                                                                Agenda Number:  700834030
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0002C112
    Meeting Type:  CRT
    Meeting Date:  28-Nov-2005
          Ticker:
            ISIN:  INE012A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modifications, the               Mgmt          Abstain                        Against
       Scheme of Amalgamation of Damodhar Cement &
       Stag Limited, the  Transferor Company  with
       the Associated Cement Companies Limited, the
       Applicant Company




--------------------------------------------------------------------------------------------------------------------------
 ASSOCIATED CEMENT CO LTD ACC                                                                Agenda Number:  700901704
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0002C112
    Meeting Type:  AGM
    Meeting Date:  12-Apr-2006
          Ticker:
            ISIN:  INE012A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for 9 months period ended 31 DEC 2005,
       the balance sheet as at that date and the reports
       of the Directors and the Auditors thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. A.L. Kapur as a Director, who              Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. S.M. Palia as a Director, who              Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. Naresh Chandra as a Director,              Mgmt          For                            For
       who retires by rotation

6.     Appoint Messrs K.S. Aiyar & Co. and Messrs S.R.           Mgmt          For                            For
       Batliboi & Associates, Chartered Accountants,
       as the Auditors of the Company, on such remuneration
       as agreed upon by the Board of Directors and
       the Auditors, in addition to reimbursement
       of service tax and all out of pocket expenses
       in connection with the audit of the accounts
       of the Company for the YE 31 DEC 2006

7.     Appoint Mr. D.K. Mehrotra as a Director of the            Mgmt          For                            For
       Company, who holds office up to the date of
       the forthcoming AGM of the Company, under Section
       260 of the Companies Act 1956

8.     Appoint Mr. R.A. Shah as a Director of the Company,       Mgmt          For                            For
       up to the date of the forthcoming AGM of the
       Company, under Section 260 of the Companies
       Act 1956

9.     Appoint Dr. Nirmalya Kumar as a Director of               Mgmt          For                            For
       the Company, up to the date of the forthcoming
       AGM of the Company, under Section 260 of the
       Companies Act 1956

10.    Appoint Mr. Anil Singhvi as a Director of the             Mgmt          For                            For
       Company, up to the date of the forthcoming
       AGM of the Company, under Section 260 of the
       Companies Act 1956

11.    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       269, 309 and other applicable provisions, if
       any, of the Companies Act, 1956, the re-appointment
       and remuneration of Mr. M.L Narula, Managing
       Director of the Company, for a period of 1
       year commencing from 01 NOV 2005 upon the terms
       and conditions  including the remuneration
       to be paid in the event of loss or inadequacy
       of profits in the FY during the aforesaid period
       as specified, and the Agreement is specifically
       sanctioned with liberty to the Directors to
       alter and vary the terms and conditions of
       the said re-appointment and/or Agreement in
       such manner as may be agreed between the Directors
       and Mr. Narula

S.12   Approve, in accordance with the provisions of             Mgmt          For                            For
       Section 198, 309(4) and all other applicable
       provisions of the Companies Act, 1956 or any
       statutory modification(s) or re-enactment thereof,
       the Articles of Association of the Company
       and subject to all applicable approval(s) as
       may be required, the consent of the Company
       be accorded, to pay the commission for a period
       of 5 years commencing from 01 JAN 2006 to the
       non-executive Directors of the Company as may
       be decided by the Board from time to time,
       provided that the total commission payable
       to the Non Executive Directors per annum shall
       not exceed 1% of the net profits of the Company
       as computed in the manner referred to under
       Section 198(1) of the Companies Act 1956; and
       authorize the Board to determine the manner
       and proportion in which the amount be distributed
       among the Non-Executive Directors

S.13   Approve: in accordance with Section 21 and other          Mgmt          For                            For
       applicable provisions, if any, of the Companies
       Act, 1956 and subject to the approval of the
       Central Government, to change the name of the
       Company from  The Associated Cement Companies
       Limited  to  ACC Limited ; and to replace the
       name  The Associated Cement Companies Limited
       wherever it appears in the Memorandum and
       in the Articles of Association of the Company
       with the new name of the Company




--------------------------------------------------------------------------------------------------------------------------
 ASSOCIATED CEMENT CO LTD ACC                                                                Agenda Number:  700972575
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0002C112
    Meeting Type:  CRT
    Meeting Date:  08-Jun-2006
          Ticker:
            ISIN:  INE012A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Scheme of Amalgamation of Tarmac              Mgmt          For                            For
       India  Limited  the Transferor Company  with
       the Associated Cement Company Limited the Applicant
       Company




--------------------------------------------------------------------------------------------------------------------------
 ASTRAZENECA PLC                                                                             Agenda Number:  700904407
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0593M107
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  GB0009895292
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Company s accounts and the reports            Mgmt          For                            For
       of the Directors and the Auditor for the YE
       31 DEC 2005

2.     Approve to confirm the 1st interim dividend               Mgmt          For                            For
       of USD 0.38  21.9 pence, SEK 2.99  per ordinary
       share and to confirm as the final dividend
       for 2005 the 2nd interim dividend of USD 0.92
       51.8 pence SEK 7.02  per ordinary share

3.     Re-appoint KPMG Audit Plc, London as the Auditor          Mgmt          For                            For

4.     Authorize the Directors to agree the remuneration         Mgmt          For                            For
       of the Auditor

5.A    Re-elect Mr. Louis Schweitzer as a Director,              Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.B    Re-elect Mr. Hakan Mogren KBE as a Director,              Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.C    Re-elect Mr. David R. Brennan as a Director,              Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.D    Re-elect Mr. Jonathon Symonds as a Director,              Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.E    Re-elect Mr. John Patterson FRCP as a Director,           Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.F    Re-elect Sir. Peter Bonfield CBE, FREng as a              Mgmt          For                            For
       Director, in accordance with the Article 65
       of the Company s Articles of Association

5.G    Re-elect Mr. John Buchanan as a Director, in              Mgmt          For                            For
       accordance with the Article 65 of the Company
       s Articles of Association

5.H    Re-elect Ms. Jane Henney as a Director, in accordance     Mgmt          For                            For
       with the Article 65 of the Company s Articles
       of Association

5.I    Re-elect Ms. Michele Hooper as a Director, in             Mgmt          For                            For
       accordance with the Article 65 of the Company
       s Articles of Association

5.J    Re-elect Mr. Joe Jimenez as a Director, in accordance     Mgmt          For                            For
       with the Article 65 of the Company s Articles
       of Association

5.K    Re-elect Ms. Erna Moller as a Director, in accordance     Mgmt          For                            For
       with the Article 65 of the Company s Articles
       of Association

5.L    Re-elect Mr. Marcus Wallenberg as a Director,             Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.M    Re-elect Dame Nancy Rothwell FRS as a Director,           Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

6.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005 as specified

7.     Authorize the Company and any Company which               Mgmt          For                            For
       is or becomes a Subsidiary of the Company during
       the period to which this resolution relates
       to, for the purposes of Part XA of the Companies
       Act 1985, to make donations to EU Political
       Organizations or incur EU Political Expenditure
       during the period ending on the date the of
       the Company s AGM in 2006 provided that any
       such donations and expenditure made by the
       Company together with those made by any subsidiary
       Company while it is a subsidiary of the Company
       not exceeding in aggregate of USD 150,000 during
       that period

8.     Approve to renew the authority and power to               Mgmt          For                            For
       allot new shares conferred on the Directors
       by Article 7.1 of the Company s Articles of
       Association, up to an aggregate nominal amount
       of USD 131,364,668  Section 80 ;  Authority
       expires at the earlier of the conclusion of
       the AGM of the Company in 2007 or on 30 JUN
       2007

S.9    Approve to renew the power conferred on the               Mgmt          For                            For
       Directors by Article 7.2 of the Company s Articles
       of Association, up to an aggregate nominal
       amount of USD 19,704,700  Section 89 ;  Authority
       expires at the earlier of the conclusion of
       the AGM of the Company in 2007 or on 30 JUN
       2007

S.10   Authorize the Company, for the purposes of Section        Mgmt          For                            For
       166 of the Companies Act 1985, to make market
       purchases  Section 163 of that Act  of a maximum
       number of shares which may be purchased is
       10% of the Company s share capital of USD 0.25
       each in the capital of the Company, at a minimum
       price of USD 0.25 and up to 105% of the average
       of middle market values of the Company s ordinary
       shares as derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the AGM of the Company in 2007
       or 30 JUN 2007 ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry




--------------------------------------------------------------------------------------------------------------------------
 ASTRO ALL ASIA NETWORKS PLC                                                                 Agenda Number:  700769562
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0594A110
    Meeting Type:  AGM
    Meeting Date:  20-Jul-2005
          Ticker:
            ISIN:  GB0066981209
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual report and the             Mgmt          For                            For
       audited financial statements of the Company
       and of the Group for the FYE 31 JAN 2005 and
       the reports of the Directors and the Auditors
       thereon

2.     Declare a first and final tax-exempt dividend             Mgmt          For                            For
       of 2.5 sen per share of 10 pence each for the
       FYE 31 JAN 2005

3.     Re-elect Mr. Dato Haji Badri Bin Haji Masri               Mgmt          For                            For
       as a Director, who retires by rotation in accordance
       with Articles 83 and 84 of the Company s Articles
       of Association

4.     Re-elect Mr. Tan Poh Ching as a Director, who             Mgmt          For                            For
       retires by rotation in accordance with Articles
       83 and 84 of the Company s Articles of Association

5.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company and authorize the Directors
       to fix their remuneration

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ASTRO ALL ASIA NETWORKS PLC                                                                 Agenda Number:  700777204
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0594A110
    Meeting Type:  EGM
    Meeting Date:  20-Jul-2005
          Ticker:
            ISIN:  GB0066981209
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the recurrent related party transactions          Mgmt          Abstain                        Against
       of a revenue or trading nature with UTSB Management
       Sdn Bhd, SRG Asia Pacific Sdn Bhd, Bonuskad
       Loyalty Sn Bhd and Light Style Sdn Bhd

2.     Approve the recurrent related party transactions          Mgmt          Abstain                        Against
       of a revenue or trading nature with Maxis Communications
       Berhad, Maxis Mobile Sdn Bhd, Maxis Broadband
       Sdn Bhd and Malaysian Mobile Services Sdn Bhd

3.     Approve the recurrent related party transactions          Mgmt          Abstain                        Against
       of a revenue or trading nature with Pan Malaysian
       Pools Sdn Bhd and TGV Cinemas Sdn Bhd

4.     Approve the recurrent related party transactions          Mgmt          Abstain                        Against
       of a revenue or trading nature with Valuelabs

5.     Approve the recurrent related party transactions          Mgmt          Abstain                        Against
       of a revenue or trading nature with MEASAT
       Satellite Systems Sdn Bhd

6.     Approve the recurrent related party transactions          Mgmt          Abstain                        Against
       of a revenue or trading nature with Malaysian
       Airline System Berhad, VADS Berhad and Celcom
       (Malaysia) Berhad

7.     Approve the recurrent related party transactions          Mgmt          Abstain                        Against
       of a revenue or trading nature with PT Direct
       Vision

8.     Approve the recurrent related party transactions          Mgmt          Abstain                        Against
       of a revenue or trading nature with PT Broadband
       Multimedia Tbk, PT Multipolar Corporation TBk
       and/or Affiliates

9.     Approve the recurrent related party transactions          Mgmt          Abstain                        Against
       of a revenue or trading nature with Goal TV
       International (Mauritius) Ltd

10.    Approve the recurrent related party transactions          Mgmt          Abstain                        Against
       of a revenue or trading nature with Yes Television
       (Hong Kong) Limited

S.11   Approve the cancellation of the amount standing           Mgmt          For                            For
       to the credit of the Share Premium Account




--------------------------------------------------------------------------------------------------------------------------
 AVON PRODUCTS, INC.                                                                         Agenda Number:  932471802
--------------------------------------------------------------------------------------------------------------------------
        Security:  054303102
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  AVP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       W. DON CORNWELL                                           Mgmt          For                            For
       EDWARD T. FOGARTY                                         Mgmt          For                            For
       STANLEY C. GAULT                                          Mgmt          For                            For
       FRED HASSAN                                               Mgmt          For                            For
       ANDREA JUNG                                               Mgmt          For                            For
       MARIA ELENA LAGOMASINO                                    Mgmt          For                            For
       ANN S. MOORE                                              Mgmt          For                            For
       PAUL S. PRESSLER                                          Mgmt          For                            For
       PAULA STERN                                               Mgmt          For                            For
       LAWRENCE A. WEINBACH                                      Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF INDEPENDENT            Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM

03     RESOLUTION REGARDING DIRECTOR ELECTION BY MAJORITY        Shr           Against                        For
       VOTE

04     RESOLUTION REGARDING REPORT ON BREAST CANCER              Shr           Against                        For
       FUNDRAISING AND GRANT DISTRIBUTION

05     RESOLUTION REGARDING BENCHMARKING OF INCENTIVE            Shr           Against                        For
       COMPENSATION GOALS AGAINST PEER GROUP PERFORMANCE

06     RESOLUTION REGARDING TOXICS POLICY REPORT                 Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 AYALA LAND INC                                                                              Agenda Number:  700873741
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0488F100
    Meeting Type:  OGM
    Meeting Date:  05-Apr-2006
          Ticker:
            ISIN:  PHY0488F1004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

1.     Approve the proof of notice and determination             Mgmt          For                            For
       of quorum

2.     Approve the minutes of previous meeting                   Mgmt          For                            For

3.     Approve the annual report                                 Mgmt          For                            For

4A.    Ratify all acts and resolutions of the Board              Mgmt          For                            For
       of Directors and of the Executive Committee
       adopted in the ordinary course of business
       during the preceding year

5.     Elect the Directors  including the Independent            Mgmt          For                            For
       Directors

6.     Elect the Auditors and approve to fix their               Mgmt          For                            For
       remuneration

7.     Other business                                            Other         Abstain                        *

8.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BANCO BRADESCO S A                                                                          Agenda Number:  700893882
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1808G117
    Meeting Type:  MIX
    Meeting Date:  27-Mar-2006
          Ticker:
            ISIN:  BRBBDCACNPR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       293578 DUE TO DECREASE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET.  ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED.  SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP.  THANK YOU

       PREFERRED SHAREHOLDERS CAN VOTE ONLY ON RESOLUTION        Non-Voting    No vote
       3. THANK YOU.

1.     Approve to take the accounts of the Directors             Non-Voting    No vote
       , to examine, discuss and vote upon the Board
       of Directors annual report, the financial statements,
       including the distribution of the net profits
       and Independent Auditors report relating to
       FYE 31 DEC 2005

2.     Elect the Members of the Board of Directors               Non-Voting    No vote

3.     Elect the Members of the Finance Committee                Mgmt          For                            For

4.     Approve to set the Directors  global, annual              Non-Voting    No vote
       remuneration in accordance with the terms of
       the Company By laws

E.1    Approve to cancel shares held in treasury, which          Non-Voting    No vote
       represent its own Corporate capital, without
       reducing Corporate capital and to transform
       the ethical conduct Committee, already in existence,
       into a body established by the Bylaws, coming
       into line with the best practices of Corporate
       Governance

E.2    Approve to consolidate the Corporate Bylaws               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BANCO ITAU HLDG FINANCEIRA   S A                                                            Agenda Number:  700931769
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1391K111
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  BRITAUACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON RESOLUTION 4

1.     Acknowledge the Board of Directors report and             Non-Voting    No vote
       the opinions of the Finance Committee, the
       Independent Auditors and the Internal Controls
       Committee, and approve the balance sheets,
       accounts and the explanatory notes for the
       FYE 31 DEC 2005

2.     Approve the distribution of the FYs net profits           Non-Voting    No vote

3.     Elect the Members of the Board of Directors               Non-Voting    No vote

4.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       respective substitute

5.     Approve to set the Directors, the Board of Directors,     Non-Voting    No vote
       the Consultative and International Consultative
       Councils and the Finance Committee remuneration




--------------------------------------------------------------------------------------------------------------------------
 BANCO LATINOAMERICANO DE EXPORT., S.                                                        Agenda Number:  932402883
--------------------------------------------------------------------------------------------------------------------------
        Security:  P16994132
    Meeting Type:  Special
    Meeting Date:  07-Nov-2005
          Ticker:  BLX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE AND ADOPT IN FULL THE PROPOSED AMENDED         Mgmt          For                            For
       AND RESTATED ARTICLES OF INCORPORATION OF THE
       BANK.




--------------------------------------------------------------------------------------------------------------------------
 BANCO LATINOAMERICANO DE EXPORT., S.                                                        Agenda Number:  932451026
--------------------------------------------------------------------------------------------------------------------------
        Security:  P16994132
    Meeting Type:  Annual
    Meeting Date:  18-Apr-2006
          Ticker:  BLX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE BANK S AUDITED FINANCIAL STATEMENTS        Mgmt          For                            For
       FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005.

02     TO APPOINT KPMG AS THE BANK S INDEPENDENT AUDITORS        Mgmt          For                            For
       FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

03     DIRECTOR
       GONZALO MENENDEZ DUQUE                                    Mgmt          For                            For
       JAIME RIVERA                                              Mgmt          For                            For
       WILL C. WOOD                                              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BANCO SANTANDER CENTRAL HISPANO, SA, SANTANDER                                              Agenda Number:  700970204
--------------------------------------------------------------------------------------------------------------------------
        Security:  E19790109
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2006
          Ticker:
            ISIN:  ES0113900J37
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     To approve the Annual Accounts (balance sheet,            Mgmt          For                            For
       income statement, statements of changes in
       net assets and cash flows and notes) and the
       management of Banco Santander Central Hispano,
       S.A. and its consolidated Group for the fiscal
       year ended December 31, 2005

2.     To approve the distribution of profits obtained           Mgmt          For                            For
       by the Bank during Fiscal Year 2005, in the
       amount of 2,605,008,826.24 Euros, distributing
       them as follows: Euros 94,301.10 to increase
       the Voluntary Reserve; Euros 2,604,914,525.14
       for the payment of dividends, which have already
       been paid out prior to the date of the Ordinary
       General Shareholders  Meeting; Euros 2,605,008,826.24
       total

3.A    Appoint Mr. Jay S. Sidhu as Director; This appointment    Mgmt          For                            For
       is subject to the condition precedent that,
       not later than 30 September 2006, Banco Santander
       Central Hispano, S.A. acquires ownership of
       a significant equity interest of at least 19.8%
       of the capital of the entity Sovereign Bancorp,
       Inc. Fulfillment of the condition precedent
       will be verified by delivery to the National
       Securities Market Commission of an appropriate
       notice of material fact evidencing the acquisition
       of such equity interest

3.B    Re-elect Mr. Fernando de Asua Alvarez as a Director       Mgmt          For                            For

3.C    Re-elect Mr. Alfredo Saenz Abad as a Director             Mgmt          For                            For

3.D    Re-elect Ms. Ana Patricia Botin-Sanz de Sautuola          Mgmt          For                            For
       y O Shea as a Director

3.E    Re-elect Mr. Rodrigo Echenique Gordillo as a              Mgmt          For                            For
       Director

3.F    Re-elect Lord Burns as a Director                         Mgmt          For                            For

4.     To reappoint as Auditor the firm Deloitte, S.L.,          Mgmt          For                            For
       with a corporate domicile in Madrid, at Plaza
       Pablo Ruiz Picasso, 1, Torre Picasso, and Tax
       Identification Number B-79104469, in order
       to verify the annual accounts and management
       report of the Bank and of the consolidated
       Group for Fiscal Year 2006

5.     To rescind the unused portion of the authorization        Mgmt          For                            For
       granted by the shareholders acting at the Ordinary
       General Shareholders  Meeting of June 18, 2005
       for the derivative acquisition of shares of
       the Bank by the Bank and the Subsidiaries comprising
       the Group and to grant express authorization
       for the Bank and the Subsidiaries comprising
       the Group to acquire shares representing the
       capital stock of the Bank with any compensation
       permitted by Law, within the limits of the
       Law and subject to all legal requirements,
       up to a limit - including the shares they already
       hold - of 312,714,828 shares or, as appropriate,
       the number of shares equivalent to 5 percent
       of the capital stock existing at any given
       time.  Such shares shall be fully paid-in at
       a minimum price per share equal to the par
       value and a maximum of up to 3% over the listing
       price on the Electronic Market of the Spanish
       stock exchanges (including the block market)
       on the date of acquisition. This authorization
       may only be exercised within 18 months from
       the date of the Shareholders  Meeting. The
       authorization includes the acquisition of shares,
       if any, that must be conveyed directly to the
       employees and management of the Company, or
       that must be conveyed as a result of the exercise
       of the options they hold

6.A    The first paragraph of Article 16 of the By-Laws          Mgmt          For                            For
       is amended, with the other paragraphs of such
       provision remaining unchanged.  The new text
       of such first paragraph of Article 16 is as
       follows:  Article 16.- The right to attend
       General Shareholders  Meetings may be delegated
       to any individual or legal person.

6.B    Article 20 of the By-Laws is amended to read              Mgmt          For                            For
       as follows:  Article 20.- Notice of all types
       of Meetings shall be given by means of a public
       announcement in the  Official Bulletin of the
       Commercial Registry  and in one of the local
       newspapers having the largest circulation in
       the province where the registered office is
       located, at least one month prior to the date
       set for the Meeting.

6.C    The first and second paragraphs of Article 30             Mgmt          For                            For
       of the By-Laws are amended, with the last paragraph
       of such provision remaining unchanged.  The
       new text of such first and second paragraphs
       is as follows:  Article 30.- The Board of Directors
       shall be composed of a minimum of fourteen
       Directors and a maximum of twenty-two, to be
       appointed by the shareholders at the General
       Shareholders  Meeting. One-fifth of the positions
       on the Board shall be renewed annually, for
       which purpose the length of service on such
       positions, on the basis of the date and order
       of the respective appointment, shall be observed.
       In other words, a Director shall be in office
       for five years. Directors who cease to hold
       office may be re-elected.

6.D    The first paragraph of Article 38 of the By-Laws          Mgmt          For                            For
       is amended, with the other paragraphs of such
       provision remaining unchanged. The new text
       of such first paragraph is as follows:  Article
       38.-  The Board of Directors and the Executive
       Committee of the Bank shall receive, in consideration
       for the performance of their duties and as
       a joint share in the income for each fiscal
       year, an amount equal to one percent thereof,
       provided, however, that the Board may resolve
       that such percentage be reduced in those years
       in which it so deems it justified. In addition,
       the Board of Directors shall distribute the
       resulting payment among the recipients in such
       manner and amount as may be resolved annually
       with respect to each of them.

7.A    Article 5 of the Bank s Regulations for the               Mgmt          For                            For
       General Shareholders  Meeting is amended through
       the insertion of a new third paragraph, such
       that the new text of the provision reads as
       follows:  Article 5. Announcement of the Call
       to Meeting The General Shareholders  Meeting
       must be called by the Board of Directors of
       the Company by means of an announcement published
       in accordance with the provisions of the By-Laws.
       No later than the date of publication or, in
       any case, the next business day, the Company
       shall send the announcement of the call to
       meeting to the National Securities Market Commission.
       The text of the announcement shall also be
       accessible on the Bank s website. The announcement
       of the call to meeting shall state the date
       of the meeting on first call as well as all
       the matters to be addressed. Furthermore, the
       announcement shall state the date on which
       the General Shareholders  Meeting shall be
       held on second call, if such call occurs. There
       shall be a period of at least twenty-four hours
       between the first and second call. Shareholders
       representing at least five (5%) percent of
       the share capital may request the publication
       of a supplement to the call to Meeting including
       one or more items in the agenda. This right
       must be exercised by means of verifiable notice
       that must be received at the registered office
       within five (5) days of the publication of
       the call to Meeting. The supplement to the
       call shall be published at least fifteen (15)
       days in advance of the date set for the Meeting.
       Not later than the day of publication or, in
       any case, the next business day, the Company
       shall send the supplement to the call to Meeting
       to the National Securities Market Commission.
       Such supplement shall also be accessible on
       the Bank s website.

7.B    Article 6 of the Bank s Regulations for the               Mgmt          For                            For
       General Shareholders  Meeting is amended through
       the insertion of a second paragraph in Section
       1 thereof, such that the new text of the provision
       reads as follows:  Article 6. Information Available
       as of the Date of the Call to Meeting 1. In
       addition to what is required by provisions
       of Law or the By-Laws, beginning on the date
       of the publication of the call to the General
       Shareholders  Meeting, the Company shall publish
       on its website the text of all resolutions
       proposed by the Board of Directors with respect
       to the agenda items, unless the proposals are
       not required by Law or the By-Laws to be made
       available to the shareholders as of the date
       of the call to Meeting and the Board of Directors
       deems that there are justified grounds for
       not doing so. Furthermore, when there is a
       supplement to the call to meeting, the Company
       shall, starting on the date of publication
       thereof, also publish on its website the text
       of the proposals to which such supplement refers
       and which have been provided to the Company.
       2. Without prejudice to the provisions of other
       paragraphs of these Regulations and the requirements
       of any legal provisions, beginning on the date
       of the announcement of the call to Meeting,
       such information as is deemed appropriate to
       facilitate the attendance of the shareholders
       at the General Shareholders  Meeting and their
       participation therein shall also be contained
       in the Company s website, including: (i) A
       form of attendance card and, if appropriate,
       all other documents that must be used to grant
       proxies, with an indication of the procedure
       to obtain the pertinent originals. (ii) Information
       on where the Meeting will be held, describing,
       if appropriate, how to gain access to the room.
       (iii) Description of the mechanisms that may
       be used for granting proxies and distance voting;
       (iv) Information, if appropriate, on systems
       or procedures to facilitate listening in on
       the meeting, such as means for simultaneous
       interpretation, broadcast using audiovisual
       media, information in other languages, etc.

7.C    The first paragraph of Article 8 of the Bank              Mgmt          For                            For
       s Regulations for the General Shareholders
       Meeting is amended, with the other paragraphs
       remaining unchanged, such that the new text
       of such Article 8 reads as follows:  Article
       8. Proxies Without prejudice to the provisions
       of the By-Laws, the right to attend the General
       Shareholders  Meeting may be delegated to any
       individual or legal person. Individual shareholders
       not enjoying full rights under civil law, and
       legal entities holding shares, may be represented
       by legal representatives who have been duly
       verified.  In such cases, as well as in the
       event a shareholder delegates his right to
       attend, no shareholder may have more than one
       representative at the Shareholders  Meeting.
       Proxy representation conferred upon one who
       is legally ineligible to hold such proxy shall
       be null and void.  A proxy is always revocable.
       Attendance at the Shareholders  Meeting, whether
       physically or by casting a distance vote, shall
       be equivalent to the revocation of such proxy,
       regardless of the date thereof. A proxy shall
       also be rendered void by any transfer of shares
       of which the Company becomes aware. In cases
       where the directors of the Company make a public
       solicitation for proxies, the rules contained
       in the Companies Law, the Securities Market
       Law and rules and regulations further elaborating
       upon the provisions thereof shall apply. In
       particular, the document evidencing the proxy
       must contain or attach the agenda, as well
       as the solicitation of instructions for the
       exercise of voting rights and the way in which
       the proxy-holder will vote in the event that
       specific instructions are not given, subject
       in all cases to the provisions of Law. The
       delegation may also include those matters that
       the law allows to be dealt with at the General
       Shareholders  Meeting even when not provided
       for in the agenda. If the delegation does not
       include them, it shall be understood that the
       shareholder represented instructs his representative
       to abstain from voting on those items. Without
       prejudice to the provisions of Article 108
       of the Companies Law, proxies shall be conferred
       pursuant to the provisions of Article 106.2
       thereof. When a proxy is granted by remote
       means of communication, it shall only be deemed
       valid if the grant is made: a) by hand-delivery
       or postal correspondence, sending the Company
       the duly signed attendance card and proxy,
       or by other written means that, in the judgment
       of the Board of Directors recorded in a resolution
       adopted for such purpose, allows for due confirmation
       of the identity of the shareholder granting
       the proxy and of the representative being appointed,
       or b) by electronic correspondence or communication
       with the Company, including an electronic copy
       of the attendance card and the proxy; such
       electronic copy shall specify the representation
       being granted and the identity of the party
       represented, and shall include the digital
       signature or other form of identification of
       the shareholder being represented, in accordance
       with the conditions set by the Board of Directors
       recorded in a resolution adopted for such purpose,
       to ensure that this system of representation
       includes adequate assurances regarding authenticity
       and the identity of the shareholder represented.
       In order to be valid, a proxy granted by any
       of the foregoing means of remote communication
       must be received by the Company before midnight
       of the third day prior to the date the Shareholders
       Meeting is to be held on first call.  In the
       resolution approving the call to the Shareholders
       Meeting in question, the Board of Directors
       may reduce the required notice period, disseminating
       this information in the same manner as it disseminates
       the announcement of the call to Meeting. Pursuant
       to the provisions of Article 24.4 of the By-Laws
       and 20.4 of these Regulations, the Board may
       also expand upon the foregoing provisions regarding
       proxies granted by remote means of communication.

8.     To rescind and nullify Resolution 6.II) of the            Mgmt          Against                        Against
       shareholders acting at the Ordinary General
       Shareholders  Meeting of June 18, 2005 and
       to delegate to the Board of Directors, pursuant
       to the provisions of Section 153.1.a) of the
       Companies Law, the broadest powers to do the
       following within one year from the date of
       this General Shareholders  Meeting: set the
       date and terms, in all matters not provided
       for by the shareholders themselves acting at
       the General Shareholders  Meeting, for a capital
       increase approved at this General Shareholders
       Meeting, in the amount of Three Hundred Seventy-Five
       Million Euros. In exercising these delegated
       powers, the Board of Directors shall (by way
       of example and not limitation) determine if
       the capital increase shall be carried out by
       issuing new shares - with or without a premium
       and with or without voting rights - or by increasing
       the par value of existing shares, through new
       cash contributions or by charging the increase
       to freely available reserves, or some combination
       of the two methods; determine the deadline
       for exercising pre-emptive subscription rights
       or for gratuitous assignment in the event of
       the issuance of new shares; freely offer the
       shares not subscribed by such deadline; establish
       that, in the event the issue is not fully subscribed,
       the capital will be increased only by the amount
       of the actual subscriptions; and reword the
       Article of the Company s Bylaws pertaining
       to share capital. If the Board of Directors
       has not exercised the powers delegated to it
       within the period provided by the shareholders
       acting at the Shareholders  Meeting for carrying
       out this resolution, such powers shall become
       void once the deadline has passed; The Board
       of Directors is also authorized to delegate
       to the Executive Committee the delegable powers
       granted pursuant to this resolution

9.     To empower the Board of Directors, pursuant               Mgmt          For                            For
       to the general rules for the issuance of debentures
       and pursuant to the provisions of Article 319
       of the Regulations of the Commercial Registry,
       to issue in one or several tranches up to the
       sum of Thirty-Five Billion Euros or the equivalent
       thereof in another currency, in fixed income
       securities, in any of the forms permitted by
       law, including bonds, certificates, notes,
       and debentures, including such subordinated
       obligations as are set forth in subsection
       1 of Section 7 of Law 13 of May 25, 1985 and
       Section 20.1 of Royal Decree 1343 of November
       6, 1992.  These securities may be unsecured
       or carry guarantees of any kind, including
       mortgage backing. They may be represented by
       certificates or may be book entry securities.
       The securities issued under this authorization
       shall be numbered consecutively for each issue,
       beginning with the number 1 (ONE). Each issue
       shall constitute a single series. The securities
       may be fully or partially exchangeable for
       existing shares in the issuing Company itself
       or for shares in other Entities. If they are
       exchangeable, such exchange may be voluntary
       or mandatory. If voluntary, such exchange may
       be at the option of the holder of the securities
       or of the issuer. They may also include an
       option to buy such shares. The securities may
       be issued in Spanish territory or abroad, under
       Spanish or foreign law. They may be denominated
       in Spanish or foreign currency, notwithstanding
       that if denominated in foreign currency the
       equivalent thereof in euros shall be stated.
       The Board of Directors is empowered to freely
       determine all other terms of the issue(s),
       as well as whether each issue is perpetual
       or amortizable. If amortizable, it may determine
       the amortization schedule, all within the limits
       set by law. Furthermore, in general, it may
       execute without any limitation whatsoever any
       public or private instruments required or that
       the Board may deem advisable in order to carry
       out this resolution. It may also, as appropriate,
       designate the Statutory Auditor and approve
       the basic rules that shall govern the legal
       relationship between the Bank and the Syndicate
       holding the securities issued. With respect
       to the limit to the delegation, the stated
       amount of Thirty-Five Billion Euros constitutes
       the maximum global limit for the face value
       amount that may be outstanding at any given
       time for notes or similar securities issued
       plus the face value issued for all other securities
       likewise issued under this authorization conferred
       upon the Board of Directors. This power may
       be exercised by the Board of Directors within
       a period of five years from the date the resolution
       is adopted by the shareholders at the Shareholders
       Meeting, after which time any portion thereof
       that has not been exercised shall be cancelled.
       It is stated for the record, as provided by
       Section 111 bis of Law 24 of July 28, 1988
       and the Fourth Additional Provision of Law
       26 of July 29, 1988, that the limitation regarding
       the issuance of debentures set forth in subsection
       1 of Section 282 of the Consolidated Text of
       the Companies Law shall not apply to the Bank.
       To also empower the Board to decide on a case-by-case
       basis the repayment terms for the fixed income
       securities issued under this authorization.
       It may use the withdrawal means referred to
       in subsections a), b), and c) of Section 306
       of the Consolidated text of the Companies Law;
       To also empower the Board of Directors so that
       when it so deems advisable, and subject to
       obtaining the necessary official authorizations
       and, as appropriate, the approval of the pertinent
       Syndicates of Holders of the securities, it
       may modify the conditions for repayment of
       the fixed income securities which have been
       issued and the respective terms thereof and
       the interest rate, if any, accruing for each
       issuance under the foregoing authorization;
       The Board of Directors is authorized to delegate
       to the Executive Committee the powers granted
       under subsections I), II) and III) above

10.    To approve the incentive plan for 185 managers            Mgmt          For                            For
       of Abbey National Plc linked to fulfillment
       of the 2005-2007 objectives, which is structured
       as the delivery of up to a maximum of 3,150,000
       shares of Banco Santander Central Hispano,
       S.A., representing approximately 0.05% of the
       6,254,296,579 shares currently making up its
       share capital. The delivery of the shares,
       without any consideration or restrictions,
       will occur, if appropriate, in 2008, upon verification
       of achievement of the objectives associated
       with the plan, pursuant to the following rules:
       (i) Achieving in fiscal year 2007 an attributable
       net profit of at least 890 million pounds sterling
       and income of at least 2,800 million pounds
       sterling; upon the achievement of both objectives,
       the aforementioned maximum of 3,150,000 shares
       would be delivered; (ii) If, instead of the
       objectives set forth in paragraph (i) above,
       850 million and 2,750 million pounds sterling
       in attributable net profit and income, respectively,
       are achieved in fiscal year 2007, up to 75%
       of the number of shares initially provided,
       i.e., 2,362,500 shares, would be delivered;
       (iii) In the event that amounts between the
       amounts contemplated in paragraphs (i) and
       (ii) above are obtained, a linear matrix progression
       would be applied combining the degree of achievement
       of both objectives, which would entail the
       delivery of between 2,362,501 and 3,149,999
       shares. (iv) If the minimum amount set forth
       in paragraph (ii) above is not attained for
       either of the two objectives, no shares will
       be delivered. The profits and income will be
       measured by the data corresponding to the consolidated
       Abbey subgroup reflected in the consolidated
       accounts of the Santander Group. Without prejudice
       to the provisions of a general nature in the
       following Resolution 11, the Board of Directors
       is authorized, on the broadest terms allowed
       by Law and with the express power of substitution
       to the Executive Committee, to carry out any
       acts necessary or merely appropriate to implement
       the deployment of the incentive plan (including
       measurement of the extent to which the objectives
       have been achieved), and may further develop
       and define, to the extent needed, the rules
       provided for herein. All of the foregoing is
       deemed to be without prejudice to the actions
       of the decision-making bodies of Abbey National
       Plc. already performed or which are performed
       in the future in the exercise of any of the
       powers granted to them within the framework
       established by this resolution of the shareholders
       acting at a Meeting to deploy the plan and
       set, develop and define the rules thereof,
       including, by way of example only, the distribution
       of the shares to the recipients or the establishment
       of rules applicable in the event that one of
       them leaves the Group prior to the deadline
       for achieving the objectives.

11.    To authorize the Board of Directors to interpret,         Mgmt          For                            For
       cure, supplement, carry out and develop the
       foregoing resolutions, including the adaptation
       thereof to verbal or written evaluations of
       the Commercial Registry or any other authorities,
       officials or institutions which are competent
       to do so, as well as to comply with whatsoever
       conditions may be legally required for the
       effectiveness thereof, and particularly to
       delegate to the Executive Committee all or
       a portion of the powers received from the shareholders
       at this General Meeting by virtue of the preceding
       resolutions as well as this resolution; and
       to authorize Mr. Emilio Botin-Sanz de Sautuola
       y Garcia de los Rios, Mr. Alfredo Saenz Abad,
       Mr. Matias Rodriguez Inciarte, Mr. Ignacio
       Benjumea Cabeza de Vaca and Mr. Juan Guitard
       Marin so that any of them, severally, and without
       prejudice to any other existing power to record
       the resolutions in a public instrument, may
       appear before a Notary Public and authorize
       on behalf of the Bank any public instruments
       that may be required or appropriate with respect
       to the resolutions adopted by the shareholders
       at this General Shareholders  Meeting. In addition,
       the foregoing gentlemen are also severally
       empowered to carry out the required filing
       of the Annual  Accounts and other documentation
       with the Commercial Registry

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       17 JUN 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

       PLEASE NOTE THAT THIS IS AN ORDINARY GENERAL              Non-Voting    No vote
       MEETING. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BANK HAPOALIM B M                                                                           Agenda Number:  700816359
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1586M115
    Meeting Type:  AGM
    Meeting Date:  10-Nov-2005
          Ticker:
            ISIN:  IL0006625771
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and the Directors        Mgmt          For                            For
       report for the year 2004

2.     Elect the New Directors                                   Mgmt          For                            For

3.     Re-elect the External Director  Mr. Ido Disenchic         Mgmt          For                            For
       for an additional period of 3 years in accordance
       with provision of law

4.1    Approve the payment to the Directors with the             Mgmt          For                            For
       exception of Mr. S. Nehama, the Chairman and
       Mr. Dan Dankner, a controlling shareholder
       of annual remuneration  ILS 93,810  and meeting
       attendance fees  ILS 2,500 per meeting

4.2    Approve the terms of office of the Chairman,              Mgmt          Abstain                        Against
       the main points of which are as follows:- monthly
       salary ILS 131,000 index linked; severance
       compensation 2.5 salaries per annum; 6 months
       severance adjustment pay; ancillary payments
       identical to that of the CEO; provided that
       the net annual profit return on shareholders
       equity is in excess of 12%, the Chairman will
       be entitled to a bonus based on the return,
       aggregated as specified and the Chairman will
       also be entitled to an additional annual bonus
       on sliding scale based on the rate of profit
       in excess of 1%, in relation to the Balance
       Sheet asset value of the Bank as specified

5.     Approve the engagement of Mr. Dan Dankner as              Mgmt          Abstain                        Against
       Board Chairman of Isracard Limited ( Isracard
       ) and by Companies in the Poalim Capital Markets
       Group (P. Capital Markets), all of which are
       fully owned subsidiaries of the Bank, upon
       terms the main points of which are as follows:-
       monthly salaries - Isracard ILS 80,000, P.
       Capital Markets MS 34,000, Index linked; severance
       compensation and adjustment as in item 4.2;
       usual ancillary payments; provided that the
       net annual profit return on shareholders equity
       is in excess of 12%, the Chairman will be entitled
       to an annual bonus based on the net profit
       return on shareholders equity, aggregated as
       follows: if return is less than 12%, no bonus,
       if in excess of 12% - 0.37% on return from
       7-11%, 0.44% on return from 11-15%, 0.49% on
       return above 15%; plus additional annual bonus
       on sliding scale based on the rate of profit
       in relation to the asset value of the bank
       equal to that of the Chairman

6.     Re-appoint Ziv Haft, accountants, and Somech              Mgmt          For                            For
       Chaikin, accountants, as the Bank s auditing
       CPAs for the year 2005 and authorize the Board
       to determine their remuneration and receipt
       of report as to remuneration in 2004

7.     Ratify D&O insurance cover for the year 19 FEB            Mgmt          For                            For
       2005-06 in the amount of ILS 200 million and
       premium ILS 2.698 million

8.1    Amend the Articles of Association so as to clarify        Mgmt          Abstain                        Against
       the quorum at Board Meetings, namely 1 half
       of the Members of the Board

8.2    Amend the Articles so as to adapt the provisions          Mgmt          For                            For
       relating to liability exemption and indemnity
       of D&O to recent amendments of the Companies
       Law and the provisions will limit the aggregate
       amount of indemnity to 25% of shareholders
       equity last published prior to payment

9.     Adopt the provisions of D&O indemnity undertakings        Mgmt          For                            For
       to the recent amendment of the Companies Law
       5759-1999 and its wording at any time  hereinafter-
       the Companies Law




--------------------------------------------------------------------------------------------------------------------------
 BANK HAPOALIM B M                                                                           Agenda Number:  700877612
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1586M115
    Meeting Type:  EGM
    Meeting Date:  08-Mar-2006
          Ticker:
            ISIN:  IL0006625771
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A SGM. THANK YOU.                Non-Voting    No vote

1.     Appoint Ms. Nira Dror as an External Director             Mgmt          For                            For
       of the Bank

2.     Appoint Ms. Penina Dvorin as a Director of the            Mgmt          For                            For
       bank

3.1    Ratify the change in the period of the D&O insurance      Mgmt          For                            For
       in the amount of USD 175 million so as to cover
       the period until 01 JUN 2007; the premium in
       respect of the new period of 530 days is USD
       3,278,000

3.2    Ratify the inclusion of Mr. Dan Danker, a controlling     Mgmt          For                            For
       shareholder, in the insurance

4.1    Amend the Articles of Association by the addition         Mgmt          For                            For
       of a provision enabling shareholders to vote
       at general meetings in writing or by internet

4.2    Amend the Articles of Association by the clarify          Mgmt          For                            For
       the affect that in the version of the provisions
       relating the D&O indemnity and insurance which
       were approved by the general meeting in NOV
       2005, as a result of a clerical error the provisions
       relating to the insurance cover of D&O were
       omitted : that the original insurance provisions
       remain valid

5.     Approve, subject to the appointment of new Directors      Mgmt          For                            For
       as in Resolutions 1 and 2, by the grant of
       an indemnity undertaking to the new Directors
       on the same terms as already approved by the
       general meeting in respect of the officiating
       Directors, limited in the aggregate for all
       D&O to 25% of the shareholders equity last
       published before indemnity payment




--------------------------------------------------------------------------------------------------------------------------
 BANK LEUMI LE ISRAEL B M TEL AVIV                                                           Agenda Number:  700817616
--------------------------------------------------------------------------------------------------------------------------
        Security:  M16043107
    Meeting Type:  EGM
    Meeting Date:  31-Oct-2005
          Ticker:
            ISIN:  IL0006046119
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend Regulation 89 of the Bank s regulations             Mgmt          For                            For
       in order to transfer a Director from his position
       by way of a resolution at the general meeting
       carried by a simple majority instead of a majority
       of 75% of the participants; this is with the
       background of the Bank s privatization

2.     Amend Regulation 143 of the Regulations regarding         Mgmt          For                            For
       insurance, Indemnification and Exemption, with
       a by replacing it with a new Regulation

       PLEASE NOTE THAT THIS IS A SGM. THANK YOU.                Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BANK LEUMI LE-ISRAEL                                                                        Agenda Number:  700863889
--------------------------------------------------------------------------------------------------------------------------
        Security:  M16043107
    Meeting Type:  SGM
    Meeting Date:  02-Feb-2006
          Ticker:
            ISIN:  IL0006046119
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the payment of a dividend in respect              Mgmt          For                            For
       of month ending SEP 2005 at the rate of 78%
       of the paid up share capital to be paid on
       28 FEB 2006

2.     Approve the employees option plan in accordance           Mgmt          For                            For
       with which 84,853,960 options will allotted
       to the employees, including 122,644 to the
       Chairman of the Board and 156,659 to the CEO,
       exercisable of shares, in two stages commencing
       2 years after allotment, at an exercise price
       of ILS 13.465 linked to the Consumer Prices
       Index, the aggregate theoretical economic value
       of all of the options totals ILS 464 million
       in accordance with the Black & Scholes formula

3.     Approve, in the frame of the above option plan,           Mgmt          For                            For
       the allotment of 122,644 to the Chairman of
       the Board

4.     Approve of the preservation of the rights of              Mgmt          For                            For
       the employees for a period of 5 years, and
       confirmation that such transaction does not
       prejudice the interests of the Bank

5.     Amend the terms of the indemnity undertakings             Mgmt          For                            For
       granted to the Directors, in such manner that,
       in accordance with the amendment to the Companies
       Law, and the amendment to the Articles of the
       bank, the indemnity will be extended to include
       reasonable expenses, including lawyers fees,
       in respect of an investigation against a Director
       which ends without criminal accusation and
       without the imposition of monetary obligation




--------------------------------------------------------------------------------------------------------------------------
 BANK OF PIRAEUS                                                                             Agenda Number:  700904445
--------------------------------------------------------------------------------------------------------------------------
        Security:  X06397107
    Meeting Type:  AGM
    Meeting Date:  12-Apr-2006
          Ticker:
            ISIN:  GRS014013007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Approve the Banks annual financial statements             Mgmt          For                            For
       for the FY 2005, accompanied by the Board of
       Directors and the Auditors relevant reports
       and profits appropriation

2.     Grant discharge to the Board of Directors Members         Mgmt          For                            For
       and the Certified Auditors from any liability
       for indemnity for the FY 2005

3.     Approve the Company s Board of Directors and              Mgmt          For                            For
       Executives remuneration and indemnities

4.     Elect the Certified Auditors, regular and substitute,     Mgmt          For                            For
       for the FY 2006

5.     Ratify the election of the Board of Directors             Mgmt          For                            For
       Member in replacement of a passed away Member

6.     Elect a new Board of Directors and determine              Mgmt          For                            For
       the 2 Independent Non-Executive Members of
       the Board of Directors, according to the Law
       3016/2002, as currently in force

7.     Approve the remuneration to Members of the Board          Mgmt          For                            For
       of Directors

8.     Approve to increase the share capital of EUR              Mgmt          For                            For
       256.232.994,93 through capitalization of a
       part of the share premium account reserve and
       issuance of 53.717.609 new shares  1 new share
       for 4 held  which will distribute for free
       to the shareholders; and amend the Article
       5 of the Banks Article of Association relevant
       adjustment to stock option plan which had been
       decided by the shareholders general meeting
       on 16 MAY 2005

9.     Approve the Stock Option Plan to the Banks Executives     Mgmt          For                            For
       and the associated with the Bank Companies
       according to the Article 13 Paragraph 9 of
       the Cod. Law 2190/1920

10.    Approve the purchase of the Banks own shares,             Mgmt          For                            For
       according to Article 16 Paragraph 5 up to 14
       of the Cod. Law 2190/1920

11.    Authorize the Board of Directors and Banks Managers       Mgmt          For                            For
       pursuant to Article 23 of the Cod. Law 2190/1920,
       for their participation in associated Companies
       management, pursuant to Article 42e Paragraph
       5 of the Cod. Law 2190/1920




--------------------------------------------------------------------------------------------------------------------------
 BANK OF PIRAEUS                                                                             Agenda Number:  700942584
--------------------------------------------------------------------------------------------------------------------------
        Security:  X06397107
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  GRS014013007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to increase the share capital  of EUR             Mgmt          For                            For
       256.232.994,93 via capitalization of a part
       of the share premium account reserve and issuance
       of 53.717.609 new shares  1 new for every 4
       held , which will distribute free to the shareholders
       and amend the Article 5 Bank s Articles of
       Association; relevant adjustment to Stock Option
       Plan which had been decided by the shareholders
       OGM on 16 AMY 2006

2.     Approve the Stock Option Plan to the Bank s               Mgmt          For                            For
       Executives and the associated with the Bank
       Companies according to Article 13 Paragraph
       9 of the Code Law 2190/1920




--------------------------------------------------------------------------------------------------------------------------
 BANK OF PIRAEUS                                                                             Agenda Number:  700955707
--------------------------------------------------------------------------------------------------------------------------
        Security:  X06397107
    Meeting Type:  OGM
    Meeting Date:  15-May-2006
          Ticker:
            ISIN:  GRS014013007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to increase the share capital of EUR              Mgmt          For                            For
       256,232,994.93 via capitalization of a part
       of the share premium account reserve and issuance
       of 53,717,609 new shares  1 new for every 4
       held , which will distribute free to the shareholders
       and amend the Article 5 BAA; relevant adjustment
       to Stock Option Plan which had been decided
       by the shareholders OGM on 16 AMY 2006

2.     Approve the Stock Option Plan to the Bank s               Mgmt          For                            For
       Executives and the associated with the Bank
       Companies according to Article 13 Paragraph
       9 of the Code Law 2190/1920




--------------------------------------------------------------------------------------------------------------------------
 BANK OF THE PHILIPPINE ISLAND BPI                                                           Agenda Number:  700822275
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0967S169
    Meeting Type:  AGM
    Meeting Date:  11-Nov-2005
          Ticker:
            ISIN:  PHY0967S1694
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote

1.     Approve the calling of meeting to order                   Mgmt          For                            For

2.     Approve the certification of notice                       Mgmt          For                            For

3.     Approve the determination and declaration of              Mgmt          For                            For
       quorum

4.     Approve the plan of merger between Prudential             Mgmt          For                            For
       Bank and the Bank of the Philippine Islands
       BPI , with BPI as the surviving entity

5      Other matters                                             Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 BANK OF THE PHILIPPINE ISLAND BPI                                                           Agenda Number:  700871999
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0967S169
    Meeting Type:  AGM
    Meeting Date:  06-Apr-2006
          Ticker:
            ISIN:  PHY0967S1694
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the calling of meeting to order                   Mgmt          For                            For

2.     Approve the certification of the notice                   Mgmt          For                            For

3.     Approve the determination and declaration of              Mgmt          For                            For
       quorum

4.     Approve the minutes of the AGM of the stockholders        Mgmt          For                            For
       held on 07 APR 2005

5.     Approve the minutes of the special meeting of             Mgmt          For                            For
       the stockholders held on 11 NOV 2005

6.     Approve the annual report and the bank s statement        Mgmt          For                            For
       of condition as of 31 DEC 2005 incorporated
       in the annual report

7.     Approve and confirm all the acts during the               Mgmt          For                            For
       past year of the Board of Directors, Executive
       Committee, all other Board, Management Committee
       and Officers of BPI

8.     Elect 15 Members of the Board of Directors                Mgmt          For                            For

9.     Elect the External Auditors and to fix their              Mgmt          For                            For
       remuneration

10.    Declare the Stock Dividend                                Mgmt          For                            For

11.    Approve the Directors  bonus                              Mgmt          For                            For

12.    Other matters                                             Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 BANK POLSKA KASA OPIEKI SA                                                                  Agenda Number:  700873133
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0641X106
    Meeting Type:  EGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  PLPEKAO00016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Mgmt          For                            For

2.     Appoint the meeting s Chairman                            Mgmt          For                            For

3.     Approve the statement of the meeting s legal              Mgmt          For                            For
       validity

4.     Appoint the Scrutiny Commission                           Mgmt          For                            For

5.     Approve the agenda                                        Mgmt          For                            For

6.     Approve the changes to the Company s Statue               Mgmt          For                            For
       text

7.     Approve the Company s Uniform Statute text                Mgmt          For                            For

8.     Miscellaneous matters                                     Other         For                            *

9.     Closing of the meeting                                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BANK POLSKA KASA OPIEKI SA                                                                  Agenda Number:  700907821
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0641X106
    Meeting Type:  AGM
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  PLPEKAO00016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Open of the meeting                                       Mgmt          For                            For

2.     Elect the meeting Chairman                                Mgmt          For                            For

3.     Acknowledge the proper convening of meeting               Mgmt          For                            For

4.     Elect the Members of vote counting Commission             Mgmt          For                            For

5.     Approve the agenda of the meeting                         Mgmt          For                            For

6.     Receive the Management Board report on Company            Mgmt          For                            For
       s activities in the year 2005

7.     Receive the banks financial statements for the            Mgmt          For                            For
       year 2005

8.     Receive the Management Board report on activities         Mgmt          For                            For
       of Bank s Capital Group in the year 2005

9.     Receive the consolidated financial statements             Mgmt          For                            For

10.    Receive the Management Board s proposal on allocation     Mgmt          For                            For
       of income

11.    Receive the Management Board proposal regarding           Mgmt          For                            For
       allocation of undistributed income from previous
       years as result of changes in accounting standards

12.    Receive the Supervisory Board report                      Mgmt          For                            For

13.1   Approve the Management Board report on Company            Mgmt          For                            For
       s activities in the year 2005

13.2   Approve the financial statements                          Mgmt          For                            For

13.3   Approve the Management Board report on activities         Mgmt          For                            For
       of Bank s Capital Group in the year 2005

13.4   Approve the consolidated financial statements             Mgmt          For                            For

13.5   Approve the allocation of income                          Mgmt          For                            For

13.6   Approve the allocation of undistributed income            Mgmt          For                            For
       from previous years as result of changes in
       accounting standards

13.7   Approve the report on Supervisory Board activities        Mgmt          For                            For
       in the year 2005

13.8   Grant discharge the Supervisory Board                     Mgmt          For                            For

13.9   Grant discharge the Management Board                      Mgmt          For                            For

14.    Elect the Supervisory Board                               Mgmt          For                            For

15.    Transact any other business                               Other         For                            *

16.    Close meeting                                             Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BANK ZACHODNI WBK S.A., WROCLAW                                                             Agenda Number:  700840615
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0646L107
    Meeting Type:  EGM
    Meeting Date:  08-Dec-2005
          Ticker:
            ISIN:  PLBZ00000044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve to state that the meeting has been convened       Mgmt          No Action
       in conformity of regulations and assuming its
       capability to pass valid resolutions

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve to change the statutes text                       Mgmt          No Action

6.     Approve the uniform statutes text                         Mgmt          No Action

7.     Approve to changes the meeting regulations                Mgmt          No Action

8.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 BANPU PUBLIC CO LTD                                                                         Agenda Number:  700812868
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0697Z111
    Meeting Type:  EGM
    Meeting Date:  02-Nov-2005
          Ticker:
            ISIN:  TH0148010018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the AGM of 2005                      Mgmt          For                            For

2.     Approve the issuance of debentures                        Mgmt          For                            For

3.     Any other business                                        Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 BANPU PUBLIC CO LTD                                                                         Agenda Number:  700881926
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0697Z111
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  TH0148010018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE COMPANY ACCEPTS SPLIT VOTING         Non-Voting    No vote
       AND PARTIAL VOTING. THANK YOU.

1.     Approve to certify the minutes of the EGM No.             Mgmt          For                            For
       1/2005

2.     Acknowledge the performance of the Company for            Mgmt          For                            For
       the year 2005

3.     Approve the balance sheet and the profit and              Mgmt          For                            For
       loss statements for the YE 31 DEC 2005

4.     Approve the distribution of the annual profits            Mgmt          For                            For

5.a    Approve the appointment of the Directors in               Mgmt          For                            For
       place of those retiring by rotation

5.b    Approve the Directors  remuneration                       Mgmt          For                            For

6.     Appoint the Company s Auditor and approve to              Mgmt          For                            For
       fix his/her remuneration

7.     Other business  if any                                    Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 BARLOWORLD LTD                                                                              Agenda Number:  700937595
--------------------------------------------------------------------------------------------------------------------------
        Security:  S08470189
    Meeting Type:  OGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  ZAE000026639
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Company, by way of a specific               Mgmt          For                            For
       approval in terms of Section 85(2) of the Companies
       Act No. 61 of 1973, as amended, the Listing
       Requirements of the JSE Limited and Article
       5 of the Company s Articles of Association
       and upon the terms and subject to the conditions
       of the share acquisition and Disposal Agreement
       as specified, to acquire 19,090,900 ordinary
       par value shares in the issued ordinary share
       capital of the Company from Barloworld Investments
       Proprietary  Limited

O.1    Authorize any Director or the Secretary of the            Mgmt          For                            For
       Company to do all such things and to sign all
       such documents as are necessary to give effect
       to Special Resolution S.1




--------------------------------------------------------------------------------------------------------------------------
 BEC WORLD PUBLIC CO LTD                                                                     Agenda Number:  700894062
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0769B133
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  TH0592010Z14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE             Non-Voting    No vote
       ALLOWED FOR THIS MEETING. THANK YOU

1.     Approve the minutes of the 2005 AGM of shareholders       Mgmt          For                            For

2.     Acknowledge the Board of Directors  report                Mgmt          For                            For

3.     Approve the balance sheet and the statements              Mgmt          For                            For
       of income for the FYE 31 DEC 2005

4.     Approve the appropriation of the profit of the            Mgmt          For                            For
       year 2005 and dividend payment

5.     Appoint the Directors to replace those who were           Mgmt          For                            For
       due to retire by rotation and approve to fix
       the Directors  remuneration for the year 2005

6.     Appoint the Auditors and approve to fix the               Mgmt          For                            For
       Auditors  fee for the year 2005




--------------------------------------------------------------------------------------------------------------------------
 BHARAT HEAVY ELECTRICALS LTD                                                                Agenda Number:  700803100
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0882L117
    Meeting Type:  AGM
    Meeting Date:  29-Sep-2005
          Ticker:
            ISIN:  INE257A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       of the Company as at 31 MAR 2005 and the profit
       and loss account for the FYE on that date together
       with the reports of the Directors and Auditors
       thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Shri. Ramji Rai as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Shri. S.K. Jain as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For

6.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 of the Companies Act, 1956, Shri. A.K.
       Mathur as a Director of the Company

7.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 of the Companies Act, 1956, Shri. K. Ravi
       Kumar as a Director of the Company

8.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 of the Companies Act, 1956, Dr. Surajit
       Mitra as a Director of the Company

9.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 of the Companies Act, 1956, Shri. C.S.
       Verma as a Director of the Company

S.10   Amend, pursuant to Section 31 and other applicable        Mgmt          For                            For
       provisions, if any, of the Companies Act, 1956,
       and subject to the approval of the Department
       of Heavy Industries and Public Enterprises,
       Government of India, Articles 69(22), 69(23)
       and 69(4)(d) of the Articles of Association
       of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 BHARTI AIRTEL LTD                                                                           Agenda Number:  700827477
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0885K108
    Meeting Type:  OTH
    Meeting Date:  26-Nov-2005
          Ticker:
            ISIN:  INE397D01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

s.1    Approve, pursuant to the applicable provisions            Mgmt          For                            For
       of the Foreign Exchange Management Act, 1999
       FEMA , the Companies Act, 1956 and all other
       applicable rules, regulations, guidelines,
       laws  including any statutory modification
       or re-enactment thereof for the time being
       in force  and subject to all applicable approvals,
       permissions and sanctions and subject to such
       conditions as may be prescribed by any of the
       concerned authorities while granting such approvals,
       permissions, sanctions, which may be agreed
       by the Board of Directors of the Company  which
       term shall include a Committee of the Board
       of Directors for the time being exercising
       the powers conferred by the Board of Directors
       hereinafter referred to as the Board , for
       the investment by the Foreign Institutional
       Investors including their sub-accounts  hereinafter
       referred to as FIIs  in the shares or debentures
       convertible into shares or any other security
       of the Company by way of purchases or acquisition
       from the market under the Portfolio Investment
       Scheme under FEMA and subject to the condition
       that the total holding of all the FIIs put
       together shall not exceed the Sectoral cap
       as may be prescribed by the Government/Statutory
       authority from time to time; the investments
       by FHs in the equity share capital of the Company
       exceeding 24% of the paid up equity share capital
       of the Company and upto the sectoral cap as
       applicable from time to time made from time
       to time; authorize the Board of Directors
       which term shall be deemed to include any Committee
       of the Board  to do all such acts, deeds and
       things and execute all documents, deeds or
       writings as may be necessary, proper or expedient
       for the purpose of giving effect to the above
       resolution and for matters connected therewith
       or incidental thereto

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BHARTI AIRTEL LTD                                                                           Agenda Number:  700870264
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0885K108
    Meeting Type:  SGM
    Meeting Date:  28-Feb-2006
          Ticker:
            ISIN:  INE397D01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and all other applicable provisions of the
       Companies Act, 1956 or any other law for the
       time being in force  including any statutory
       modification or re-enactment thereof  and subject
       to the such approvals(s), permission(s), sanction(s),
       confirmation of Central Government or other
       authority, as may be required under any law
       for the time being in force, the Articles of
       Association of the Company by: inserting new
       Article 92A after Article 92 as specified;
       and deleting the existing Article 117(a) and
       substituting with the new Article as specified;
       and authorize the Board of Directors to do
       all such acts, deeds and things as may be required
       to be done to give effect to the aforementioned
       resolution

S.2    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       16, 17 and all other applicable provisions,
       if any, of the Companies Act, 1956 or any other
       law for the time being in force  including
       any statutory modification or re-enactment
       thereof  and subject to the such approvals(s),
       permission(s), sanction(s), confirmation(s),
       as may be required under any law for the time
       being in force, Clauses III pertaining to Object
       Clause of Memorandum of Association of the
       Company by inserting new sub-Clause 19 after
       the existing sub-Clause 18 under Clause III(B)
       of the Memorandum of Association of the Company
       as specified; and authorize the Directors to
       do all such acts deeds and things as may be
       required to be done to give effect to the aforementioned
       resolution




--------------------------------------------------------------------------------------------------------------------------
 BHARTI AIRTEL LTD                                                                           Agenda Number:  700879806
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0885K108
    Meeting Type:  OTH
    Meeting Date:  20-Mar-2006
          Ticker:
            ISIN:  INE397D01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY.  THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING.  IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE.  THANK YOU

S.1    Approve, pursuant to the applicable provisions            Mgmt          For                            For
       of Section 21 and all other applicable provisions
       of the Companies Act 1956 or any other law
       for the time being in force and subject to
       the approval of the Central Government, the
       name of the Company be changed from Bharti
       Tele-Ventures Limited to Bharti Airtel Limited
       and accordingly the name Bharti Tele-Ventures
       Limited wherever it occurs in the Memorandum
       and Articles of Association of the Company
       be substituted by new name Bharti Airtel Limited;
       and authorize the Board of Directors of the
       Company to do all such acts, deeds and things
       as may be required to be done to give effect
       to the abovementioned resolution relating to
       change of name of the Company and to delegate
       all or any of the power hereby conferred to
       such Directors and/or officers of the Company
       as the Board may, in their absolute discretion,
       deem necessary, appropriate, expedient or desirable
       to give effect to the foregoing resolution
       or otherwise considered by the Board of Directors
       to be in the best interest of the Company;
       and the consent of the Members be and is hereby
       accorded for use of the name Bharti Tele-Ventures
       Limited by any other Company/person with the
       prior written approval of Board of Directors
       of the Company after the change in the name
       of the Company from Bharti Tele-Ventures Limited
       to Bharti Airtel Limited




--------------------------------------------------------------------------------------------------------------------------
 BHARTI TELE-VENTURES LTD                                                                    Agenda Number:  700794717
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0885K108
    Meeting Type:  AGM
    Meeting Date:  06-Sep-2005
          Ticker:
            ISIN:  INE397D01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       of the Company as at 31 MAR 2005, the profit
       & loss account for the YE on that date and
       the reports of the Board of Directors and the
       Auditors thereon

2.     Re-appoint Mr. Rakesh Bharti Mittal as a Director         Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Mr. Lim Toon as a Director who retires         Mgmt          For                            For
       by rotation

4.     Appoint the Auditors until the conclusion of              Mgmt          For                            For
       the next AGM and to fix their remuneration

5.     Re-appoint Mr. Sunil Bharti Mittal as a Director          Mgmt          For                            For
       of the Company, who retires by rotation, pursuant
       to the provisions of Sections 255, 256 and
       other applicable provisions of the Companies
       Act, 1956 and Article 146 of the Articles of
       Association of the Company

6.     Re-appoint Mr. Rajan Bharti Mittal as a Director          Mgmt          For                            For
       of the Company, who retires by rotation, pursuant
       to the provisions of Sections 255, 256 and
       other applicable provisions of the Companies
       Act, 1956 and Article 146 of the Articles of
       Association of the Company

7.     Re-appoint Mr. Akhil Gupta as a Director of               Mgmt          For                            For
       the Company, who retires by rotation, pursuant
       to the provisions of Sections 255, 256 and
       other applicable provisions of the Companies
       Act, 1956 and Article 146 of the Articles of
       Association of the Company

S.8    Authorize the Board of Directors   the Board              Mgmt          Against                        Against
       which terms shall be deemed to include any
       Committee including ESOP Compensation Committee
       of the Board : a) pursuant to the provisions
       of Section 81 (1A) and all other applicable
       provisions, of the Companies Act, 1956  the
       Act , the provisions contained in the Securities
       and Exchange Board of India  Employees Stock
       Option Scheme and Employees Stock Purchase
       Scheme  Guidelines, 1999  the Guidelines
       including any statutory amendment, modification
       or re-enactment to the Act or the Guidelines
       for the time being in force  and the Articles
       of Association of the Company and subject to
       such approvals, permissions, sanctions and
       subject to such conditions and modifications
       as may be prescribed or imposed while granting
       such approvals, permissions and sanctions,
       in addition to the existing ESOP Scheme of
       the Company which be hereby ratified and approved,
       to the proposed ESOP Scheme - 2005 and to create,
       offer, issue and allot in one or more tranches
       under the said proposed ESOP Scheme - 2005
       at any time to or for the benefit of employees
       and the Directors of the Company such number
       of equity shares and/or equity linked instruments
       including options and/or any other instrument
       or securities which could give rise to the
       issue of equity shares  hereinafter collectively
       referred to as  Securities   of the Company,
       initially not exceeding 0.5% of the paid up
       equity share capital of the Company as on 26
       JUL 2005 i.e. 93,67,276 options in aggregate,
       at such price and on such terms and conditions
       as may be fixed or determined by the Board
       in accordance with the Guidelines or other
       applicable provisions of any law as may be
       prevailing at that time; authorize the Board
       to formulate, evolve, decide upon and bring
       into effect any Scheme  hereinafter referred
       to as the ESOP Scheme - 2005  on such terms
       and conditions as specified and to make any
       modification(s), change(s), variation(s), alteration(s)
       or revision(s) in the terms and conditions
       of the scheme from time to time including but
       not limited to amendments with respect to vesting
       period, exercise price, eligibility criteria,
       vesting schedule or to suspend, withdraw or
       revive the ESOP Scheme - 2005; the said Securities
       may be allotted in accordance with the ESOP
       Scheme - 2005 through an existing Trust or
       a Trust which may be setup in any permissible
       manner and that the ESOP Scheme - 2005 may
       also envisage for providing any financial assistance
       to the Trust to enable the Trust to acquire,
       purchase or subscribe securities of the Company;
       the new equity shares to be issued and allotted
       by the Company in the manner aforesaid shall
       rank pari passu in all respects with the then
       existing equity shares of the Company; authorize
       the Board to take necessary steps for listing
       of the securities allotted under the ESOP Scheme
       - 2005 on the stock exchanges where the securities
       of the Company are listed as per the provisions
       of the Listing Agreements with the concerned
       stock exchanges and other applicable guidelines,
       rules and regulations; for the purpose of giving
       effect to the specified resolution, to do all
       such acts, deeds, matters and things as may
       be necessary or expedient and to settle any
       questions, difficulties or doubts that may
       arise in this regard at any stage including
       at the time of listing of securities without
       requiring the Board to secure any further consent
       or approval of the Members of the Company in
       this regard; b) pursuant to the provisions
       of Section 81(1A) and all other applicable
       provisions of the Companies Act, 1956  the
       Act , the provisions contained in the Securities
       and Exchange Board of India  Employees Stock
       Option Scheme and Employees Stock Purchase
       Scheme  Guidelines, 1999  the Guidelines
       including any statutory amendment, modification
       or re-enactment to the Act or the Guidelines
       for the time being in force  and the Articles
       of Association of the Company and subject to
       such approvals, permissions, sanctions and
       subject to such conditions and modifications
       as may be prescribed or imposed while granting
       such approvals, permissions and sanctions,
       to extend the benefits of said ESOP Scheme
       - 2005 referred to in the paragraph (a) in
       this resolution to the employees and the Directors
       of the Holding or Subsidiary Companies and
       for to such other persons, as may from time
       to time be allowed under prevailing laws, rules
       and regulations, and/or amendments thereto
       from time to time on such terms and conditions
       as may be decided of the Board; authorize the
       Board to take necessary steps for listing of
       the securities allotted under the ESOP Scheme
       - 2005 on the Stock Exchanges where the Securities
       of the Company are listed as per the provisions
       of the Listing Agreements with the concerned
       Stock Exchanges and other applicable guidelines,
       rules and regulations; and to do all such acts,
       deeds, matters and things as may be necessary
       or expedient and to settle any questions, difficulties
       or doubts that may arise in this regard at
       any stage including at the time of listing
       of securities, without requiring the Board
       to secure any further consent or approval of
       the Members of the Company in this regard

S.9    Amend the Articles of Association of the Company,         Mgmt          For                            For
       pursuant to the provisions of Section 31 and
       all other applicable provisions, if any, of
       the Companies Act, 1956 and any other law including
       any statutory modification or amendment thereof
       for the time being in force, as follows: a)
       by deleting the existing Article 1.11 and substituting
       with the new Article as specified; b) by inserting
       the specified words in Article 1.13; c) by
       deleting the existing Article 1.15 and substituting
       with the new Article as specified; d) by deleting
       the specified words in Article 1.19; e) by
       deleting the specified words in Article 1.27;
       f) by deleting the existing Article 1.73 and
       substituting with the new Article 1.73; g)
       by deleting the specified words in Article
       1.78; h) by deleting the existing Article 1.81and
       substituting with the new Article 1.81 as specified;
       i) by deleting the specified words in Article
       1.96; j) by deleting the existing Article 1.97
       and substituting with the new Article 1.97
       as specified; k) by inserting the specified
       new Article 3A(13A) after Articles 3A(13);
       l) by deleting the existing Article 79(a) and
       substituting with new Article 79(a) as specified;
       m) by deleting the specified words in Article
       79(c); n) by deleting the existing Article
       82 and substituting with the new Article 82
       as specified; o) by deleting the specified
       words in Article 82F; p) by inserting the specified
       new Article 82G after Article 82F; q) by deleting
       the specified words in Article 83; r) by deleting
       the specified words in Article 91; s) by deleting
       the specified words in Article 93 and substituting
       with the specified words; t) by deleting the
       specified figures in Article 1 17(b)(i); u)
       by deleting the existing Article 127 and substituting
       with the new Article 127; v) by deleting the
       existing Article 130(iii) and substituting
       with the new Article 130(iii) as specified;
       w) by deleting the specified words in Article
       133; x) by deleting the specified words in
       Article 134; y) by deleting the existing opening
       paragraph in Article 138(b) and substituted
       with the new paragraph in Article 138(b) as
       specified; z) by deleting the specified words
       in Articles 1.28; aa) by deleting the specified
       words in Article 140A; ab) by deleting the
       specified words in Article 170 and substituted
       by the word  is ; ac) by inserting the specified
       words in Article 150; ad) by inserting the
       specified words in the first sentence of Article
       161; ae) by deleting the existing Article 162A
       and substituting with the new Article 162A;
       and af) by deleting the existing Articles 1.18,
       1.25(a), 1.40, 1.41, 1.82, 1.86, 79(b) and
       117(b)(iii); and authorize the Board of Directors
       to do all such acts, deeds and things as may
       be required to be done to give effect to the
       aforementioned resolution




--------------------------------------------------------------------------------------------------------------------------
 BHP BILLITON PLC                                                                            Agenda Number:  700808011
--------------------------------------------------------------------------------------------------------------------------
        Security:  G10877101
    Meeting Type:  AGM
    Meeting Date:  20-Oct-2005
          Ticker:
            ISIN:  GB0000566504
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements for BHP Billiton         Mgmt          For                            For
       Plc for the YE 30 JUN 2005, together with the
       Directors  report, the Auditors  report and
       the remuneration report as set out in the annual
       report

2.     Receive the financial statements for BHP Billiton         Mgmt          For                            For
       Limited for the YE 30 JUN 2005, together with
       the Directors  report, the Auditors  report
       and remuneration report as set out in the annual
       report

3.     Elect Mr. Carlos A.S. Cordeiro as a Director              Mgmt          For                            For
       of BHP Billiton Plc

4.     Elect Mr. Carlos A.S. Cordeiro as a Director              Mgmt          For                            For
       of BHP Billiton Limited

5.     Elect Hon. E. Gail de Planque as a Director               Mgmt          For                            For
       of BHP Billiton Plc

6.     Elect Hon. E. Gail de Planque as a Director               Mgmt          For                            For
       of BHP Billiton Limited

7.     Re-elect Mr. David A. Crawford as a Director              Mgmt          For                            For
       of BHP Billiton Plc

8.     Re-elect Mr. David A. Crawford as a Director              Mgmt          For                            For
       of BHP Billiton Limited

9.     Re-elect Dr. David A.L. Jenkins as a Director             Mgmt          For                            For
       of BHP Billiton Plc, who retires by rotation

10.    Re-elect Dr. David A.L. Jenkins as a Director             Mgmt          For                            For
       of BHP Billiton Limited, who retires by rotation

11.    Re-elect Mr. Mike Salomon as a Director of BHP            Mgmt          For                            For
       Billiton Plc, who retires by rotation

12.    Re-elect Mr. Mike Salomon as a Director of BHP            Mgmt          For                            For
       Billiton Limited, who retires by rotation

13.    Re-appoint KPMG Audit Plc as the Auditors of              Mgmt          For                            For
       BHP Billiton Plc and authorize the Directors
       to agree their remuneration

14.    Approve that the authority and power to allot             Mgmt          For                            For
       relevant securities conferred on the Directors
       by Article 9 of BHP Billiton Plc s Articles
       of Association be renewed for the period ending
       on the earlier of 19 JAN 2007 and the later
       of the AGM of BHP Billinton Plc and the AGM
       of BHP Billiton Limited in 2006, and for such
       period the Section 80 amount  under the United
       Kingdom Companies Act 1985  shall be USD 265,926,499.00

S.15   Approve that the authority and power to allot             Mgmt          For                            For
       equity securities for cash conferred on the
       Directors by Article 9 of BHP Billiton Plc
       s Articles of Association be renewed for the
       period ending on the earlier of 19 JAN 2007
       and the later of the AGM of BHP Billiton Plc
       and the AGM of BHP Billiton Limited in 2006,
       and for such period the Section 80 amount
       under the United Kingdom Companies Act 1985
       shall be USD 61,703,675.00

S.16   Authorize BHP Billiton Plc, in accordance with            Mgmt          For                            For
       Article 6 of its Articles of Association and
       Section 166 of the United Kingdom Companies
       Act 1985, to make market purchases  as defined
       in Section 163 of that Act  of ordinary shares
       of USD 0.50 nominal value each in the capital
       of BHP Billiton Plc  shares  provided that:
       a) the maximum aggregate number of shares hereby
       authorized to be purchased shall be 246,814,700,
       being 10% of issued capital; b) the minimum
       price which may be paid for each share is USD
       0.50, being the nominal value of the shares;
       c) the maximum price which may be paid for
       any share is not more than 5% above the average
       of the middle market quotations for a share
       taken from the London Stock Exchange Daily
       Official List for the 5 business days immediately
       preceding the date of purchase of the shares;
       Authority expires on the earlier of 19 JAN
       2007 and the later of the AGM of BHP Billiton
       Limited in 2006 ; provided that BHP Billiton
       Plc may enter into a contract for the purchase
       of shares before the expiry of this authority
       which would or might be completed wholly or
       partly after such expiry

17.    Approve the remuneration report for the YE 30             Mgmt          For                            For
       JUN 2005

18.    Approve, for the purpose of ASX Listing Rule              Mgmt          For                            For
       10.14, the grant of Deferred Shares and the
       Options under the amended BHP Billiton Limited
       Group Incentive Scheme and the grant of Performance
       Shares under the BHP Billiton Limited Long
       Term Incentive Plan to the Executive Director
       and Chief Executive Officer, Mr. C.W. Goodyear,
       in the manner as specified

19.    Approve, for the purposes of ASX Listing Rule             Mgmt          For                            For
       10.14, the grant of Deferred Shares and Options
       under the amended BHP Billiton Plc Group Incentive
       Scheme and the grant of Performance Shares
       under the BHP Billiton PLC Long Term Incentive
       Plan to the Executive Director and the Group
       President Non-Ferrous Materials, Mr. M. Salamon,
       in the manner as specified

S.20   Amend the Articles of Association of BHP Billiton         Mgmt          For                            For
       Plc as specified

S.21   Amend the Articles of Association of BHP Billiton         Mgmt          For                            For
       Limited as specified

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE.  IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 BRIDGESTONE CORP                                                                            Agenda Number:  700892688
--------------------------------------------------------------------------------------------------------------------------
        Security:  J04578126
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  JP3830800003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   10, Final
       JY 14, Special JY 0

2      Amend Articles to: Increase Number of Internal            Mgmt          For                            For
       Auditors - Decrease Authorized Capital to Reflect
       Share Repurchase

3      Elect Director                                            Mgmt          For                            For

4      Appoint Internal Statutory Auditor                        Mgmt          For                            For

5      Approve Adjustment to Aggregate Compensation              Mgmt          For                            For
       Ceiling for Statutory Auditors

6      Approve Retirement Bonus for Director                     Mgmt          Abstain                        Against

7      Approve Executive Stock Option Plan                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BUNGE LIMITED                                                                               Agenda Number:  932495840
--------------------------------------------------------------------------------------------------------------------------
        Security:  G16962105
    Meeting Type:  Annual
    Meeting Date:  26-May-2006
          Ticker:  BG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECT CLASS II DIRECTOR: FRANCIS COPPINGER                Mgmt          For                            For

1B     ELECT CLASS II DIRECTOR: ALBERTO WEISSER                  Mgmt          For                            For

02     TO APPOINT DELOITTE & TOUCHE LLP AS BUNGE LIMITED         Mgmt          For                            For
       S INDEPENDENT AUDITORS FOR THE FISCAL YEAR
       ENDING DECEMBER 31, 2006 AND TO AUTHORIZE THE
       AUDIT COMMITTEE OF THE BOARD OF DIRECTORS TO
       DETERMINE THE INDEPENDENT AUDITORS  FEES.

03     TO APPROVE THE AMENDMENTS TO THE BYE-LAWS OF              Mgmt          For                            For
       BUNGE LIMITED AS SET FORTH IN THE PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 CELULAR CRT PARTICIPACOES SA                                                                Agenda Number:  700792852
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2195N137
    Meeting Type:  EGM
    Meeting Date:  31-Aug-2005
          Ticker:
            ISIN:  BRCRTPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Approve to confirm the election of Members of             Mgmt          For                            For
       the Board of Directors, Mr. Luis Paulo Reis
       Cocco, elected by the Board of Directors in
       a meeting held on 18 JUN 2005, and Messrs.
       Luiz Kaufmann, Antonio Goncalves De Oliveira
       and Henri Philippe Reichstul, elected by the
       Board of Directors in a meeting held on 28
       JUL 2005, under the terms of Article 14 of
       the Company s Bylaws

2.     Approve to confirm the wording of Article 5               Mgmt          For                            For
       of the Company s Bylaws, suggested by the Board
       of Directors in a meeting held on 29 JUL 2005,
       when the increase in the Company s corporate
       capital was ratified, resulting in the capitalization
       of the controlling shareholder s credit that
       was the result of the benefit of a tax break
       on premiums from previous FY

3.     Approve the terms and conditions of the takeover          Mgmt          For                            For
       protocol and the justification instrument for
       the takeover of Snorunt Participacoes Ltd A.
       by the Company

4.     Acknowledge and confirm the appointment made              Mgmt          For                            For
       by the Directors, of the specialized, valuation
       Company that is responsible for preparing the
       valuation report on the net assets of Snorunt
       Participacoes Ltda., to be acquired by the
       Company

5.     Approve the valuation report on the net assets            Mgmt          For                            For
       of Snorunt Participacoes Ltda., to be acquired
       by the Company

6.     Approve to decide on the acquisition of Snorunt           Mgmt          For                            For
       Participacoes Ltda., by the Company and how
       to implement it




--------------------------------------------------------------------------------------------------------------------------
 CELULAR CRT PARTICIPACOES SA                                                                Agenda Number:  700854640
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2195N137
    Meeting Type:  EGM
    Meeting Date:  22-Feb-2006
          Ticker:
            ISIN:  BRCRTPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

A.     Approve the Company s financial statements prepared       Mgmt          For                            For
       on 30 SEP 2005

B.     Approve the terms and conditions of the protocol          Mgmt          For                            For
       of acquisition of shares, acquisition of Companies
       and justification, signed among the administration
       of the Company of Telespn Celular Participacoes
       S.A  TCP , an others, having as its object
       the acquisition of the Company, by TCP as described
       in the material fact

C.     Ratify the selection made by the Administrators           Mgmt          For                            For
       of the Company and of TCP I) to the Independent
       Valuation Company Deloitte Touche Tohmastsu
       Auditores Independentes, which is responsible
       for the preparation of the book valuation report
       of the Company s Assets to be transferred to
       TCP, II) of the specialized Company Goldman
       Sachs & Companhia, for the valuation of the
       Company s and TCP S, net worth, on the basis
       of their economic value, and III) of the specialized
       Company Planconsult Planejamento E Consultoria
       for the valuation of the Company s and TCP
       S, net worth at market price

D.     Approve the valuation reports referred to in              Mgmt          For                            For
       Item C

E.     Approve to deliberate on the ratio of substitution        Mgmt          For                            For
       of the Company shares held by its shareholders
       and cancelled because of the acquisition of
       the Company, for shares to be issued by TCP,
       and the consequent extinction of the Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE.  IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS.  THANK YOU.

       PLEASE NOTE THAT THE MEETING HELD ON 08 FEB               Non-Voting    No vote
       2006 HAS BEEN POSTPONED AND THAT THE SECOND
       CONVOCATION WILL BE HELD ON 22 FEB 2006. PLEASE
       ALSO NOTE THE NEW CUTOFF DATE IS 14 FEB 2006.
       IF YOU HAVE ALREADY SENT YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 CEMEX, S.A. DE C.V.                                                                         Agenda Number:  932484621
--------------------------------------------------------------------------------------------------------------------------
        Security:  151290889
    Meeting Type:  Special
    Meeting Date:  27-Apr-2006
          Ticker:  CX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

E1     PROPOSAL TO SPLIT EACH OF THE COMPANY S ORDINARY          Mgmt          For                            For
       COMMON SHARES SERIES  A  AND SERIES  B  SHARES
       AND AMEND ARTICLE 6 OF THE COMPANY S BY-LAWS.

E2     PROPOSAL TO CHANGE THE COMPANY S BY-LAWS.                 Mgmt          For                            For

E3     APPOINTMENT OF DELEGATES TO FORMALIZE THE RESOLUTIONS     Mgmt          For                            For
       ADOPTED AT THE MEETING AND THE CHANGES IN THE
       COMPANY S BY-LAWS OR ESTATUTOS SOCIALES, IF
       APPLICABLE.

O1     APPROVAL OF THE FINANCIAL STATEMENTS FOR THE              Mgmt          For                            For
       FISCAL YEAR ENDED DECEMBER 31, 2005.

O2     ALLOCATION OF PROFITS AND THE MAXIMUM AMOUNT              Mgmt          For                            For
       OF FUNDS TO BE USED FOR THE PURCHASE OF COMPANY
       SHARES.

O3     PROPOSAL TO INCREASE THE CAPITAL STOCK OF THE             Mgmt          For                            For
       COMPANY IN ITS VARIABLE PORTION.

O4     APPOINTMENT OF DIRECTORS AND STATUTORY AUDITORS,          Mgmt          For                            For
       AND PRESIDENT OF THE AUDIT COMMITTEE AND SOCIETAL
       PRACTICES.

O5     COMPENSATION OF DIRECTORS, STATUTORY AUDITORS             Mgmt          For                            For
       AND AUDIT AND SOCIETAL PRACTICES COMMITTEE.

O6     APPOINTMENT OF DELEGATES TO FORMALIZE THE RESOLUTIONS     Mgmt          For                            For
       ADOPTED AT THE MEETING.




--------------------------------------------------------------------------------------------------------------------------
 CENTRAL EUROPEAN MEDIA ENTERPRISES L                                                        Agenda Number:  932529134
--------------------------------------------------------------------------------------------------------------------------
        Security:  G20045202
    Meeting Type:  Annual
    Meeting Date:  07-Jun-2006
          Ticker:  CETV
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RONALD S. LAUDER                                          Mgmt          For                            For
       CHARLES R. FRANK, JR.                                     Mgmt          For                            For
       MICHAEL GARIN                                             Mgmt          For                            For
       HERBERT A. GRANATH                                        Mgmt          For                            For
       HERBERT KLOIBER                                           Mgmt          For                            For
       ALFRED W. LANGER                                          Mgmt          For                            For
       BRUCE MAGGIN                                              Mgmt          For                            For
       ANN MATHER                                                Mgmt          For                            For
       ERIC ZINTERHOFER                                          Mgmt          For                            For

02     THE ADOPTION OF THE FINANCIAL STATEMENTS OF               Mgmt          For                            For
       THE COMPANY AND THE AUDITORS  REPORT THEREON
       FOR THE COMPANY S FISCAL YEAR ENDED DECEMBER
       31, 2005.

03     THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS               Mgmt          For                            For
       THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM OF THE COMPANY IN RESPECT OF THE FISCAL
       YEAR ENDING DECEMBER 31, 2006 AND THE AUTHORIZATION
       OF THE BOARD OF DIRECTORS, ACTING THROUGH THE
       AUDIT COMMITTEE, TO APPROVE THEIR FEE.




--------------------------------------------------------------------------------------------------------------------------
 CHEIL INDUSTRIES INC                                                                        Agenda Number:  700873373
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1296J102
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2006
          Ticker:
            ISIN:  KR7001300003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet and income statement            Mgmt          For                            For
       and statement of appropriation of unappropriated
       retained earnings

2.     Elect the Directors                                       Mgmt          For                            For

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

4.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CHENG SHIN RUBBER INDUSTRY CO LTD                                                           Agenda Number:  700954919
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1306X109
    Meeting Type:  AGM
    Meeting Date:  13-Jun-2006
          Ticker:
            ISIN:  TW0002105004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 292950 DUE TO ADDITIONAL RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the 2005 operation report                         Mgmt          For                            For

1.2    Receive the Supervisors review of year 2005               Mgmt          For                            For
       financial reports

1.3    Receive the report the procedure of endorsement           Mgmt          For                            For
       guarantee procedure

2.1    Approve to recognition of 2005 financial reports          Mgmt          For                            For

2.2    Approve to recognition of 2005 earning distribution       Mgmt          For                            For
       cash dividend TWD 0.75 per share, stock dividend
       70 shares per 1,000 shares from retain earnings
       subject to 20% withholding  tax

3.1    Approve the capitalization of 2005 dividend               Mgmt          For                            For

3.2    Amend the endorsement guarantee procedure and             Mgmt          For                            For
       lending funds to other parties

3.3    Amend the Memorandum and the Articles of Association      Mgmt          For                            For

3.4    Amend the procedure of acquiring or disposing             Mgmt          For                            For
       asset

4.     Special mentions                                          Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD                                                     Agenda Number:  700847479
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2098R102
    Meeting Type:  SGM
    Meeting Date:  13-Dec-2005
          Ticker:
            ISIN:  BMG2098R1025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Disposals  as specified  on the               Mgmt          For                            For
       terms and subject to the conditions of the
       Implementation Deed  as specified ; and authorize
       any 2 Directors of the Company or any 2 persons
       as authorized by the Board of Directors of
       the Company to execute all such documents and
       if necessary apply the common seal of the Company
       thereto and to do all such acts, matters and
       things as they may in their discretion consider
       necessary or desirable on behalf of the Company
       for the purpose of implementing and otherwise
       in connection with, the Disposals or the implementation,
       exercise or enforcement of any of the rights,
       and performance of any of the obligations,
       under the Implementation Deed including doing
       all such acts and executing all such acts executing
       such documents as may be necessary in connection
       therewith and agreeing any modifications, amendments,
       waivers, variations or extensions of the Implementation
       Deed as they may deem fit

2.     Approve, subject to the approval of the HEH               Mgmt          For                            For
       Independent Shareholders at the HEH EGM as
       specified, on the terms and subject to the
       conditions of the Acquisition Agreement, as
       specified; and authorize any 2 Directors of
       the Company or any 2 persons as authorized
       by the Board of Directors of the Company to
       execute all such documents and if necessary
       apply the common seal of the Company thereto
       and do all such acts, matters and things as
       they may in their discretion consider necessary
       or desirable on behalf of the Company for the
       purpose of implementing and otherwise in connection
       with, the Acquisition or the implementation,
       exercise or enforcement of any of the rights,
       and performance of any of the obligations,
       under the Acquisition Agreement including doing
       all such acts and executing all such acts executing
       such documents as may be necessary in connection
       therewith and agreeing any modifications, amendments,
       waivers, variations or extensions of the Acquisition
       Agreement as they may deem fit




--------------------------------------------------------------------------------------------------------------------------
 CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD                                                     Agenda Number:  700935503
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2098R102
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  BMG2098R1025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements and              Mgmt          For                            For
       the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend                                  Mgmt          For                            For

3.1    Elect Mr. Fok Kin Ning, Canning as a Director             Mgmt          For                            For

3.2    Elect Mr. Kwan Bing Sing, Eric as a Director              Mgmt          For                            For

3.3    Elect Mr. Tso Kai Sum as a Director                       Mgmt          For                            For

3.4    Elect Mr. Cheong Ying Chew, Henry as a Director           Mgmt          For                            For

3.5    Elect Mr. Barrie Cook as a Director                       Mgmt          For                            For

4.     Appoint Messrs. Deloitte Touche Tohmatsu as               Mgmt          For                            For
       the Auditors and authorize the Directors to
       fix their remuneration

5.1    Authorize the Directors to issue and dispose              Mgmt          For                            For
       of additional shares not exceeding 20% of the
       existing issued share capital of the Company
       at the date of the resolution until the next
       AGM  Relevant Period , such mandate to include
       the granting of offers or options  including
       bonds and debentures convertible into shares
       of the Company  which might be exercisable
       or convertible during or after the relevant
       period

5.2    Authorize the Directors to repurchase shares              Mgmt          For                            For
       of HKD 1.00 in the capital of the Company during
       the relevant period, subject to and in accordance
       with all applicable laws and requirements of
       the Rules Governing the Listing of Securities
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange as amended from
       time to time, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company ;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM is to be held by Law

5.3    Authorize the Directors to allot issue and deal           Mgmt          For                            For
       with additional shares pursuant to ordinary
       Resolution No. 5.1 by the addition thereto
       of an amount representing the aggregate nominal
       amount of the share capital of the Company
       repurchased by the Company under the authority
       granted pursuant to ordinary Resolution No.
       5.2, provided that such amount shall not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of the said resolution




--------------------------------------------------------------------------------------------------------------------------
 CHINA MENGNIU DAIRY CO LTD                                                                  Agenda Number:  700990066
--------------------------------------------------------------------------------------------------------------------------
        Security:  G21096105
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2006
          Ticker:
            ISIN:  KYG210961051
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the report of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Approve the final dividend                                Mgmt          For                            For

3.A    Re-elect Mr. Yang Wenjun as a Director and authorize      Mgmt          For                            For
       the Board of Directors of the Company to fix
       his remuneration

3.B    Re-elect Mr. Julian Juul Wolhardt as a Director           Mgmt          For                            For
       and authorize the Board of Directors of the
       Company to fix his remuneration

3.C    Re-elect Mr. Zhang Julin as a Director and authorize      Mgmt          For                            For
       the Board of Directors of the Company to fix
       his remuneration

4.     Re-appoint Ernst & Young as the Auditors of               Mgmt          For                            For
       the Company and authorize the Board of Directors
       to fix their remuneration

5.     Authorize the Directors of the Company  Directors         Mgmt          For                            For
       to repurchase shares of HKD 0.10 each in the
       capital of the Company  Shares  during the
       relevant period, on The Stock Exchange of Hong
       Kong Limited  the Stock Exchange  or any other
       stock exchange on which the securities of the
       Company may be listed and recognized by the
       Securities and Futures Commission of Hong Kong
       and The Stock Exchange for this purpose and
       subject to and in accordance with applicable
       laws and the requirements of the rules governing
       the listing of securities on the stock exchange
       or any other stock exchange as amended from
       time to time, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is to be held by
       its Articles of association or by any applicable
       laws(s)

6.     Authorize the Directors to allot, issue and               Mgmt          For                            For
       deal with additional shares and to make or
       grant offers, agreements, options and warrants
       during and after the relevant period, not exceeding
       20% of the aggregate nominal amount of the
       issued share capital of the Company as at the
       date of passing of this resolution, otherwise
       than pursuant to: i) a rights issue; or ii)
       any share option scheme or similar arrangement;
       or iii) any scrip dividend or similar arrangement;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is to be held by its Articles of
       association or by any applicable laws(s)

7.     Approve, subject to the passing of Resolutions            Mgmt          For                            For
       5 and 6, to extend the general mandate referred
       to in Resolution 6 by the addition to the aggregate
       nominal amount of the share capital of the
       Company which may be allotted or agreed to
       be allotted by the Directors of the Company
       pursuant to such general mandate of an amount
       representing the aggregate nominal amount of
       shares repurchased by the Company pursuant
       to the general mandate referred to in Resolution
       5 provided that such amount does not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of passing this resolution

S.8    Amend Article 95, 102, 115, and 118(a) of the             Mgmt          For                            For
       Articles of Association of the Company by deleting
       in its entirety and replacing with the new
       ones as specified




--------------------------------------------------------------------------------------------------------------------------
 CHINA OILFIELD SVCS LTD                                                                     Agenda Number:  700798246
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15002101
    Meeting Type:  EGM
    Meeting Date:  26-Oct-2005
          Ticker:
            ISIN:  CN0007789299
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the distribution of 2005 special interim          Mgmt          For                            For
       dividend




--------------------------------------------------------------------------------------------------------------------------
 CHINA OILFIELD SVCS LTD                                                                     Agenda Number:  700847506
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15002101
    Meeting Type:  EGM
    Meeting Date:  12-Jan-2006
          Ticker:
            ISIN:  CN0007789299
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the issue of a short-term debenture               Mgmt          For                            For
       in the People s Republic of China in an aggregate
       principal amount not exceeding RMB 2,000,000,000;
       the capital raised through the issue will be
       used to supplement COSL s short-term cashflow
       requirements, primarily for procurement expenses
       of fuels, lubricants, marine accessories, etc.
       to ensure that the Company can continue to
       smoothly carry out its various operating activities;
       authorize the Board of Directors of COSL  the
       Board  to, depending on the Company s needs
       and then existing market conditions, determine
       the terms and conditions and related matters
       regarding the issue of the short-term debenture,
       including the actual amount  within the aforesaid
       range  of such issue of short-term debenture,
       and to sign all the necessary legal documents
       and to make appropriate disclosure of information
       as required by the relevant regulations; approve
       that the Board of Directors may, subject to
       the scope of their authority, delegate such
       power to the Management or the Executive Directors
       of COSL to determine the matters regarding
       the issue of the short-term debenture or to
       sign any necessary legal documents and/or instrument




--------------------------------------------------------------------------------------------------------------------------
 CHINA OILFIELD SVCS LTD                                                                     Agenda Number:  700928887
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15002101
    Meeting Type:  AGM
    Meeting Date:  25-May-2006
          Ticker:
            ISIN:  CN0007789299
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the audited financial statements and              Mgmt          For                            For
       the report of the Auditors for the YE 31 DEC
       2005

2.     Approve the annual dividend for the YE 31 DEC             Mgmt          For                            For
       2005

3.     Approve the budget for the FY 2006                        Mgmt          For                            For

4.     Approve the report of the Directors and the               Mgmt          For                            For
       Corporate Governance report of the Company
       for the YE 31 DEC 2005

5.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2005

6.     Appoint Mr. Li Yong as a new Director and re-appoint      Mgmt          For                            For
       Mr. Zhang Dunjie as an Independent Supervisor

7.     Approve the remuneration of the Independent               Mgmt          For                            For
       Non-Executive Directors and the Independent
       Supervisor

8.     Re-appoint Ernst & Young Hua Ming and Ernst               Mgmt          For                            For
       & Young as the Domestic and International Auditors
       of the Company for the YE 31 DEC 2006 and authorize
       the Board of Directors to fix the remuneration
       thereof




--------------------------------------------------------------------------------------------------------------------------
 CHINA SHENHUA ENERGY COMPANY LTD                                                            Agenda Number:  700910323
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1504C113
    Meeting Type:  AGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  CN000A0ERK49
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company for the YE 31 DEC 2005

2.     Approve the report of the Board of Supervisors            Mgmt          For                            For
       of the Company for the YE 31 DEC 2005

3.     Approve the audited financial statements of               Mgmt          For                            For
       the Company for the YE 31 DEC 2005

4.     Approve the Company s profit distribution plan            Mgmt          For                            For
       for the YE 31 DEC 2005, namely: 1) the transfer
       of 10% of the combined net profits, calculated
       on the basis of the PRC accounting rules and
       regulations and Accounting Regulations for
       Business Enterprises, to the statutory surplus
       reserve and the statutory public welfare fund
       respectively in accordance with the Articles
       of Association, in the aggregate amount of
       RMB 2,897,971,788; 2) the Company s proposal
       for distribution of the final dividend of RMB
       0.125 per share  after tax  for 2005, in the
       aggregate amount of RMB 2,261,202,557 and authorize
       a Committee comprising Messrs. Chen Biting,
       Wu Yuan and Ling Wen, all being Directors of
       the Company, as appointed by the Board of Directors,
       to implement the aforesaid distribution

5.     Approve the remuneration of the Directors and             Mgmt          For                            For
       the Supervisors of the Company, which shall
       be apportioned on the following basis: the
       aggregate remuneration of all Executive Directors
       for 2005 shall be RMB 2,271,501, comprising
       basic salaries, retirement scheme contributions,
       performance remuneration and various social
       security insurances; the aggregate remuneration
       of all Independent Non-Executive Directors
       for 2005 shall be RMB 1,200,000; and the aggregate
       remuneration of all Supervisors for 2005 shall
       be RMB 1,397,307, comprising basic salaries;
       retirement scheme contributions, performance
       remuneration and various social security insurances;
       and to authorize the Board of Directors of
       the Company to determine the remuneration of
       each Director and the Supervisor in 2005

6.     Approve: 1) the Status List of the Initial Long-term      Mgmt          For                            For
       Incentives Plan of China Shenhua Energy Company
       Limited, the Share Appreciation Rights Scheme
       of China Shenhua Energy Company Limited  the
       Share Appreciation Rights Scheme , the Implementation
       Rules on the First Grant of Share Appreciation
       Rights Scheme of China Shenhua Energy Company
       Limited  the First Grant Implementation Rules
       and the Adjustment Proposal on the Exercise
       Price and Number of the Share Appreciation
       Rights of China Shenhua Energy Company Limited
       hereinafter referred to as the Adjustment
       Proposal ; 2) the authorization the remuneration
       Committee under the Board of Directors of the
       Company to grant the Share Appreciation Rights
       to relevant Members of the Senior Management
       of the Company in accordance with the First
       Granting Implementation Rules; 3) that authorize
       the Board of Directors of the Company to formulate
       implementation rules for every grant of the
       Share Appreciation Rights in accordance with
       the Share Appreciation Rights Scheme; 4) that
       authorization of the remuneration Committee
       under the Board of Directors of the Company
       to make corresponding adjustments in accordance
       with the rules and methods set out in the Share
       Appreciation Rights Scheme and the Adjustment
       Proposal in the event that adjustments to the
       exercise prices or number of the Share Appreciation
       Rights are necessary due to the changes in
       the total share capital or other reasons arising
       from the issue of new shares, capitalization,
       or merger and demerger; and 5) that authorize
       the Board of Directors of the Company to amend
       the Share Appreciation Rights Scheme, and to
       decide and formulate any matters relating to
       the Share Appreciation Rights Scheme within
       the scope applicable to the Share Appreciation
       Rights

7.     Re-appoint KPMG Huazhen and KPMG as the PRC               Mgmt          For                            For
       and the International Auditors respectively
       of the Company for 2006, and to authorize a
       Committee comprising Messrs. Chen Biting, Wu
       Yuan and Ling Wen, all being Directors of the
       Company, to determine their remuneration

S.1    Amend the Articles of the Sub-clause 2, Sub-clause        Mgmt          For                            For
       3, Sub-clause 4 of Article 5, Sub-clause 2
       of Article 8, Article 17, Article 20, Sub-clause
       3, Sub-clause 4 of Article 39, Sub-clause 2
       of Article 43, Sub-clause 3 of Article 45,
       Sub-clause 3 of Article 95, Sub-clause 2 of
       Article 96, Article Article 97, Article 98,
       Article 99, Article 100, Sub-clause 2 of Article
       101, Sub-clause 1 of Article 104, Article 105,
       Sub-clause 1(7) of Article 107, Article 108,
       Sub-clause 1(10) of Article 120, Sub-clause
       1, Sub-clause 2, Sub-clause 3 of Article 130,
       Sub-clause 1(3) of Article 131, Article 161(3),
       Sub-clause 3 of Article 161, Article 164(3),
       Article 165, Sub-clause of 2 of Article 193
       of the Articles of Associations and any consequently
       amendments to the numbering of the Articles
       of the Association as specified

S.2    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to amend the Rules Governing the Proceedings
       of Shareholders  Meetings of China Shenhua
       Energy Company Limited, the Rules Governing
       the Proceedings of Directors  meetings of China
       Shenhua Energy Company Limited and the Procedures
       for considering connected transactions of China
       Shenhua Energy Company Limited in accordance
       with relevant laws, regulations, listing rules
       of the exchange on which the Company s shares
       are listed and the revised Articles of Association
       and authorize the Board of Supervisors of the
       Company to amend the Rules Governing the Proceedings
       of the Board of Supervisors of China Shenhua
       Energy Company Limited in accordance with relevant
       laws, regulations, listing rules of the exchange
       on which the Company s shares are listed and
       the revised Articles of Association

S.3    Approve a general mandate to the Board of Directors       Mgmt          For                            For
       to issue, allot and deal with additional domestic
       shares not exceeding 20% of the domestic shares
       of the Company in issue and additional H Shares
       not exceeding 20% of the H Shares of the Company
       in issue and authorize the Board of Directors
       to make such corresponding amendments to the
       Articles of Association as it thinks fit so
       as to reflect the new capital structure upon
       the allotment or issuance of shares: A) a)
       subject to paragraph c) and in accordance with
       the relevant requirements of the Rules Governing
       the Listing of Securities on The Stock Exchange
       of Hong Kong Limited, the Articles of Association
       of the Company and the applicable laws and
       regulations of the People s Republic of China,
       the exercise by the Board of Directors during
       the Relevant Period of all the powers of the
       Company to allot, issue and deal with, either
       separately or concurrently, additional domestic
       shares and H Shares of the Company and to make
       or grant offers, agreements, options and rights
       of exchange or conversion of shares which might
       require the exercise of such powers; b) the
       approval in paragraph a) shall authorize the
       Board of Directors during the Relevant Period
       to make or grant offers, agreements, options
       and rights of exchange or conversion of shares
       which might require the exercise of such powers
       after the end of the Relevant Period; c) each
       of the aggregate nominal amounts of domestic
       shares and H Shares allotted, issued and dealt
       with or agreed conditionally or unconditionally
       to be allotted, issued and dealt with  whether
       pursuant to an option or otherwise  by the
       Board of Directors pursuant to the approval
       granted in paragraph a) shall not exceed 20%
       of each of the aggregate nominal amounts of
       domestic shares and H Shares of the Company
       in issue at the date of passing this resolution;
       and d) for the purposes of this resolution;
       Authority expires at the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the 12 months from the date of granting
       the authority by a special resolution in the
       2005 AGM; b) and authorize the Board of Directors
       to make corresponding amendments to the Articles
       of Association of the Company as it thinks
       fit so as to reflect the new capital structure
       upon the allotment or issuance of shares as
       provided in sub-paragraph a) of paragraph A)
       of this resolution and the Directors of the
       Company may only exercise their authority as
       mentioned above in compliance with the relevant
       laws and regulations of the PRC, the Listing
       Rules Governing the Listing of Securities on
       The Stock Exchange of Hong Kong Limited and
       with all necessary approvals from the relevant
       government authorities




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM LTD                                                                            Agenda Number:  700939347
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15125100
    Meeting Type:  AGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  HK0762009410
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and consider the financial statements             Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend of RMB 0.11 per share            Mgmt          For                            For
       for the YE 31 DEC 2005

3.A.1  Elect Mr. Chang Xiaobing as a Director                    Mgmt          For                            For

3.A.2  Elect Mr. Tong Jilu as a Director                         Mgmt          For                            For

3.A.3  Elect Mr. Li Jianguo as a Director                        Mgmt          For                            For

3.A.4  Elect Mr. Yang Xiaowei as a Director                      Mgmt          For                            For

3.A.5  Elect Mr. Li Zhengmao as a Director                       Mgmt          For                            For

3.A.6  Elect Mr. Li Gang as a Director                           Mgmt          For                            For

3.A.7  Elect Mr. Zhang Junan as a Director                       Mgmt          For                            For

3.A.8  Elect Mr. Lu Jianguo as a Director                        Mgmt          For                            For

3.A.9  Elect Mr. Cheung Wing Lam, Linus as a Director            Mgmt          For                            For

3.A10  Elect Mr. Wong Wai Ming as a Director                     Mgmt          For                            For

3.B    Authorize the Directors to fix remuneration               Mgmt          For                            For
       of the Directors for the YE 31 DEC 2006

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Board of Directors to fix
       their remuneration for the YE 31 DEC 2006

5.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares of HKD 0.10 each in the capital of the
       Company including any form of depositary receipts
       representing the right to receive such shares
       Shares  on The Stock Exchange of Hong Kong
       Limited  Stock Exchange  or any other stock
       exchange recognized by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       in accordance with all applicable laws including
       the Hong Kong Code on share repurchases and
       the Rules Governing the Listing of Securities
       on the Stock Exchange as amended during the
       relevant period, not exceeding 10% of the aggregate
       nominal amount of the share capital of the
       Company at the date of passing of this resolution;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       to be held by the Company s Articles of Association
       Articles of Association  or the Companies
       Ordinance

6.     Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and dealt with additional shares and
       make or grant offers, agreements and options
       during and after the relevant period, not exceeding
       the aggregate of aa) 20% of the aggregate nominal
       amount of the share capital of the Company
       at the date of passing of this resolution;
       plus bb) the aggregate nominal amount of share
       capital of the Company repurchased by the Company
       up to 10% of the aggregate nominal amount
       of the share capital as at the date of passing
       of this resolution , otherwise than pursuant
       to i) a rights issue; ii) the exercise of options
       granted under any share option scheme adopted
       by the Company; or iii) any scrip dividend
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM is to be held by
       the Company s Articles of Association  Articles
       of Association  or the Companies Ordinance

7.     Authorize the Directors to exercise the powers            Mgmt          For                            For
       of the Company referred to in Resolution 6
       in respect of the share capital of the Company
       referred to in such resolution




--------------------------------------------------------------------------------------------------------------------------
 CIA ENERGETICA DE MINAS GERAIS CEMIG CMIG                                                   Agenda Number:  700901095
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R110
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  BRCMIGACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON RESOLUTION 5 ONLY. THANK YOU

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP. THANK YOU

1.     Discuss and approve the Board of Directors                Non-Voting    No vote
       report and the financial statements for the
       FYE 31 DEC 2005 as well as the respective complementary
       documents

2.     Approve to distribute the net profits from the            Non-Voting    No vote
       FY 2005 in accordance with the provisions of
       Article 192 of Law Number 6.404/76 as amended

3.     Approve to set the manner and date for the payment        Non-Voting    No vote
       of interest on own capital and dividends of
       BRL 1096,949

4.     Elect the Members and substitute Members of               Non-Voting    No vote
       the Board of Directors

5.     Elect the Members and substitute Members of               Mgmt          For                            For
       the Finance committee and approve to set their
       remuneration

6.     Approve to set the remuneration of the Company            Non-Voting    No vote
       s Directors

       SHAREHOLDERS SUBMITTING A VOTE TO ELECT A MEMBER          Non-Voting    No vote
       MUST INCLUDE THE NAME OF THE CANDIDATE TO BE
       ELECTED. IF AN INSTRUCTION IN FAVOR OF OR AGAINST
       IS RECEIVED WITHOUT THE NAME OF THE CANDIDATE,
       THE DEFAULT IS TO VOTE FOR OR AGAINST THE COMPANY




--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE                                                                        Agenda Number:  700892979
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2605D109
    Meeting Type:  EGM
    Meeting Date:  31-Mar-2006
          Ticker:
            ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

I.     Approve the protocol and justification of the             Mgmt          For                            For
       acquisition of shares issued by Caemi - Mineracao
       E Metalurgica S.A.  Caemi  under the terms
       of the Article 252 of Law No. 6.404/76

II.    Ratify the appointment of a specialized Company           Mgmt          For                            For
       to proceed to the valuation of shares issued
       by Caemi to be incorporated into the Company
       s assets

III.   Approve the valuation report, prepared by the             Mgmt          For                            For
       specialized Company

IV.    Approve the incorporation of shares issued by             Mgmt          For                            For
       Caemi into the Company s assets

V.     Approve to increase the Corporate capital, to             Mgmt          For                            For
       be carried out with the shares issued by Caemi
       to be incorporated into the Company s assets,
       by the issuance of 64,151,361 Class  A  Preferred
       Shares, and the consequent amendment of the
       main Section of the Article 5 of the Company
       s Corporate Bylaws




--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE                                                                        Agenda Number:  700924447
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2605D109
    Meeting Type:  MIX
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE IN ALL ITEMS, THANK YOU

A.1    Approve the Board of Directors  annual report,            Mgmt          For                            For
       the financial statements, relating to FYE 31
       DEC 2005

A.2    Approve to distribute the FY s net profits and            Mgmt          For                            For
       the budget of capital for the year 2005

A.3    Elect the Members of the Finance Committee                Mgmt          For                            For

A.4    Approve to set the Directors  global remuneration         Mgmt          For                            For

E.1    Approve to split the shares issued by the Company,        Mgmt          For                            For
       in which each common and preferential share
       issued by the Company would come to be represented
       by 2 shares of the same type and class and
       amend the Articles 5 and 6 of the Corporate
       By-Laws

E.2    Amend the Corporate Bylaws of the Company, in             Mgmt          For                            For
       regard to Section II and Subsection IV of Chapter
       IV, which deal with the Advising Committees
       to the Board of Directors, as follows: a) amend
       the main part of Article 15, in such a way
       as to change the name of the Governance and
       Ethics Committee to Governance and Sustainability
       Committee, b) amend Article 16, in such a way
       as to include in the mission of the Committees,
       advising to the Board of Directors in following
       the Company s activities; c) amend Article
       21 by inclusion of Line IV to provide for the
       Executive Development Committee to have the
       responsibility to issue an opinion regarding
       policies concerning health and safety, suppressing,
       as a consequence; this responsibility in relation
       to the Governance and Ethics Committee, as
       provided for in the current line III of Article
       25; and d) amend the main part of Article 25,
       in such a way as to replace the expression
       ethics with sustainability

E.3    Approve the consolidation of the amendments               Mgmt          For                            For
       to the Corporate Bylaws approved by the EGM
       held on 18 AUG 2004, 27 APR 2005 and 19 JUL
       2005, as well as the amendments mentioned in
       Items E.1 and E.2, above, if these are approved




--------------------------------------------------------------------------------------------------------------------------
 CITIGROUP INC.                                                                              Agenda Number:  932447750
--------------------------------------------------------------------------------------------------------------------------
        Security:  172967101
    Meeting Type:  Annual
    Meeting Date:  18-Apr-2006
          Ticker:  C
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       C. MICHAEL ARMSTRONG                                      Mgmt          For                            For
       ALAIN J.P. BELDA                                          Mgmt          For                            For
       GEORGE DAVID                                              Mgmt          For                            For
       KENNETH T. DERR                                           Mgmt          For                            For
       JOHN M. DEUTCH                                            Mgmt          For                            For
       R. HERNANDEZ RAMIREZ                                      Mgmt          For                            For
       ANN DIBBLE JORDAN                                         Mgmt          For                            For
       KLAUS KLEINFELD                                           Mgmt          For                            For
       ANDREW N. LIVERIS                                         Mgmt          For                            For
       DUDLEY C. MECUM                                           Mgmt          For                            For
       ANNE MULCAHY                                              Mgmt          For                            For
       RICHARD D. PARSONS                                        Mgmt          For                            For
       CHARLES PRINCE                                            Mgmt          For                            For
       JUDITH RODIN                                              Mgmt          For                            For
       ROBERT E. RUBIN                                           Mgmt          For                            For
       FRANKLIN A. THOMAS                                        Mgmt          For                            For

02     PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP              Mgmt          For                            For
       AS CITIGROUP S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR 2006.

03     PROPOSAL TO AMEND ARTICLE FOURTH OF THE RESTATED          Mgmt          For                            For
       CERTIFICATE OF INCORPORATION.

04     PROPOSAL TO AMEND ARTICLE EIGHTH OF THE RESTATED          Mgmt          For                            For
       CERTIFICATE OF INCORPORATION.

05     PROPOSAL TO AMEND ARTICLE NINTH OF THE RESTATED           Mgmt          For                            For
       CERTIFICATE OF INCORPORATION.

06     STOCKHOLDER PROPOSAL REQUESTING NO FUTURE NEW             Shr           Against                        For
       STOCK OPTION GRANTS AND NO RENEWAL OR REPRICING
       OF CURRENT STOCK OPTIONS.

7      STOCKHOLDER PROPOSAL REQUESTING A REPORT ON               Shr           Against                        For
       POLITICAL CONTRIBUTIONS.

8      STOCKHOLDER PROPOSAL REQUESTING A REPORT ON               Shr           Against                        For
       CHARITABLE CONTRIBUTIONS.

9      STOCKHOLDER PROPOSAL REQUESTING THE ADOPTION              Shr           For                            Against
       OF A POLICY REGARDING PERFORMANCE-BASED EQUITY
       COMPENSATION FOR SENIOR EXECUTIVES.

10     STOCKHOLDER PROPOSAL REGARDING REIMBURSEMENT              Shr           Against                        For
       OF EXPENSES INCURRED BY A STOCKHOLDER IN A
       CONTESTED ELECTION OF DIRECTORS.

11     STOCKHOLDER PROPOSAL REQUESTING THAT THE CHAIRMAN         Shr           Against                        For
       OF THE BOARD HAVE NO MANAGEMENT DUTIES, TITLES
       OR RESPONSIBILITIES.

12     STOCKHOLDER PROPOSAL REQUESTING THE RECOUPMENT            Shr           Against                        For
       OF MANAGEMENT BONUSES IN THE EVENT OF A RESTATEMENT
       OF EARNINGS.




--------------------------------------------------------------------------------------------------------------------------
 CNOOC LTD                                                                                   Agenda Number:  700851187
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1662W117
    Meeting Type:  EGM
    Meeting Date:  31-Dec-2005
          Ticker:
            ISIN:  HK0883013259
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Re-elect Mr. Fu Chengyu as Executive Director,            Mgmt          For                            For
       pursuant to Code Provision A.4.2 of the Code
       on Corporate Governance Practices in appendix
       14 of the Rules Governing the Listing of Securities
       on The Stock Exchange of Hong Kong Limited

A.2    Re-elect Mr. Wu Guangqi as the Executive Director,        Mgmt          For                            For
       who retires in pursuant to Code Provision A.4.2
       of the Code on Corporate Governance Practices
       in Appendix 14 of the Rules Governing the Listing
       of Securities on The Stock Exchange of Hong
       Kong Limited

A.3    Re-elect Mr. Tse Hau Yin, Aloysius as Independent         Mgmt          For                            For
       Non-Executive Director, who retires in pursuant
       to Code Provision A.4.2 of the Code on Corporate
       Governance Practices in Appendix 14 of the
       Rules Governing the Listing of Securities on
       The Stock Exchange pf Hong Kong Limited

A.4    Approve, conditional upon the amendment of Article        Mgmt          For                            For
       89(a) of the Company s Articles of Association
       pursuant to Resolution Number S.B1 below, the
       aggregate remuneration of the Directors of
       the Company for the current FY of the Company
       shall be determined by the Board, subject to
       a limit of HKD 20,000,000

S.B1   Amend the Article 89(a) of the Articles of Association    Mgmt          For                            For
       of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 CNOOC LTD                                                                                   Agenda Number:  700854424
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1662W117
    Meeting Type:  EGM
    Meeting Date:  31-Dec-2005
          Ticker:
            ISIN:  HK0883013259
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the Supplemental Agreement             Mgmt          For                            For
       in relation to certain amendments to the  existing
       non-complete undertaking and authorize the
       Director of the Company to do all such further
       acts and things and execute such further documents
       or Supplemental Agreement or deeds on behalf
       of the Company and take all such steps which
       in his opinion may be necessary, desirable
       or expedient to implement and/or give effect
       to the terms of the Supplemental Agreement
       and to make and agree with such changes in
       the terms of the Supplemental Agreement as
       he may in his discretion consider necessary,
       desirable and expedient and in the interest
       of the Company

2.     Approve and ratify the Revised Cap for the                Mgmt          For                            For
       technical services  category of continuing
       connected transactions under the Existing Waiver,
       as specified

3.     Approve, the Non-exempt Continuing Connected              Mgmt          For                            For
       Transactions as specified, which the Company
       expects to occur on a regular and continuous
       basis in the ordinary and usual course of business
       of the Company and its subsidiaries, as the
       case may be, and to be conducted on normal
       commercial terms and authorize the Director
       of the Company to do all such further acts
       and things and execute such further documents
       and take all such steps which in their opinion
       may be necessary, desirable or expedient to
       implement and/or give effect to the terms of
       such transactions

4.     Approve and ratify the Proposed Caps for each             Mgmt          For                            For
       category of the Non-Exempt Continuing Connected
       Transactions as specified

5.     Approve and adopt the existing Share Option               Mgmt          For                            For
       Scheme of the Company on 04 FEB 2001 and amended
       on 06 JUN 2002 is terminated, and the rules
       of the New Share Option Scheme of the Company,
       as the New Share Option Scheme of the Company
       subject to and conditional upon the Listing
       Committee of The Stock Exchange of Hong Kong
       Limited granting listing of and permission
       to deal in the shares of the Company, representing
       10% of the issued share capital of the Company
       as at the date of passing 5 resolution, to
       be issued pursuant to the exercise of any options
       granted under the New Share Option Scheme and
       authorize the Directors of the Company, at
       their absolute discretion, to grant options
       there under and to allot and issue shares of
       the Company pursuant to the exercise of such
       option




--------------------------------------------------------------------------------------------------------------------------
 CNOOC LTD                                                                                   Agenda Number:  700937660
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1662W117
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  HK0883013259
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Receive the audited statement of accounts together        Mgmt          For                            For
       with the reports of the Directors and the Auditors
       thereon for the YE 31 DEC 2005

A.2    Declare a final dividend for the YE 31 DEC 2005           Mgmt          For                            For

A.3.1  Re-elect Mr. Zhou Shouwei as a Executive Director         Mgmt          For                            For

A.3.2  Re-elect Mr. Evert Henkes as a Independent Non-Executive  Mgmt          For                            For
       Director

A.3.3  Re-elect Mr. Cao Xinghe as a Executive Director           Mgmt          For                            For

A.3.4  Re-elect Mr. Wu Zhenfang as a Executive Director          Mgmt          For                            For

A.3.5  Re-elect Mr. Yang Hua as a Executive Director             Mgmt          For                            For

A.3.6  Re-elect Professor Lawrence J. Lau as an Independent      Mgmt          For                            For
       Non-Executive Director

A.3.7  Re-elect Dr. Edgar W.K. Cheng as a new Independent        Mgmt          For                            For
       Non- Executive Director

A.3.8  Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of each of the Directors

A.4    Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors to fix their remuneration

B.1    Authorize the Directors, during the relevant              Mgmt          For                            For
       period  as specified  of all the powers of
       the Company to repurchase shares in the capital
       of the Company on The Stock Exchange of Hong
       Kong Limited  Stock Exchange  or any other
       stock exchange recognized on which the shares
       of the Company may be listed and recognized
       by the Securities and Futures Commission of
       Hong Kong and the Stock Exchange for this purpose
       Recognized Stock Exchange , subject to and
       in accordance with all applicable laws, rules
       and regulations and the requirements of the
       Rules Governing the Listing of Securities on
       the Stock Exchange of Hong Kong Limited  Listing
       Rules  and the Articles of Association  the
       Articles  of the Company; the aggregate nominal
       amount of shares of the Company to repurchase
       pursuant to the approval as specified shall
       not exceed 10% of the aggregate nominal amount
       of the issued share capital of the Company
       on the date of the passing of this resolution
       and the said approval shall be limited accordingly;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required to be held by the Articles
       of the Company or any applicable laws

B.2    Authorize the Directors, to allot, issue and              Mgmt          For                            For
       deal with additional shares in the capital
       of the Company and to make or grant offers,
       agreements and options  including bonds, notes,
       warrants, debentures and securities convertible
       into shares of the Company  which might require
       the exercise of such powers either during or
       after the relevant period  as specified ; the
       aggregate nominal amount of share capital allotted
       or agreed conditionally or unconditionally
       to be allotted, issued or dealt with  whether
       pursuant to an option or otherwise  by the
       Directors pursuant to the approval as specified,
       otherwise than pursuant to: i) a rights issue;
       ii) the exercise of rights of subscription
       or conversion under the terms of any warrants
       issued by the Company or any securities which,
       are convertible into shares of the Company;
       iii) the exercise of any option granted under
       any share option schemes; or iv) any scrip
       dividend or similar arrangement providing for
       the allotment of shares in lieu of the whole
       or part of a dividend on shares of the Company
       in accordance with the Articles of the Company;
       or v) any adjustment, after the date of grant
       or issue of any options, rights to subscribe
       or other securities as specified, shall not
       exceed 20% of the aggregate nominal amount
       of the issued share capital of the Company
       on the date of the passing of this resolution
       and this approval shall be limited accordingly;
       Authority expires the earlier the conclusion
       of the next AGM of the Company is required
       by the Articles of the Company or any applicable
       laws to be held

B.3    Approve, subject to the passing of the Resolutions        Mgmt          For                            For
       B.1 and B.2, the general mandate granted to
       the Directors to allot, issue and deal with
       additional shares of the Company pursuant to
       the Resolution B.2 be extended by the addition
       thereto of an amount representing the aggregate
       nominal amount of the shares capital of the
       Company repurchased by the Company under the
       authority granted pursuant to the Resolution
       B.1, provided that such amount shall not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of the passing of this resolution




--------------------------------------------------------------------------------------------------------------------------
 COCA COLA FEMSA SA DE CV KOF                                                                Agenda Number:  700880405
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2861Y136
    Meeting Type:  SGM
    Meeting Date:  08-Mar-2006
          Ticker:
            ISIN:  MXP2861W1067
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the proposal not to cancel and authorize          Mgmt          For                            For
       the Board of Directors to allocate the no subscribed
       98,684,857 shares issued by the agreement reached
       on shareholders meeting held on 20 DEC 2002;
       these shares will be offer in subscription
       accordingly to the Board of Directors decision,
       at a price not less of USD 2.216 or USD 22.16
       per ADR, or its equivalent to the local currency

2.     Approve to designate the delegates                        Mgmt          For                            For

3.     Approve the meeting  minutes                              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COCA COLA FEMSA SA DE CV KOF                                                                Agenda Number:  700880431
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2861Y136
    Meeting Type:  OGM
    Meeting Date:  08-Mar-2006
          Ticker:
            ISIN:  MXP2861W1067
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report on the              Mgmt          For                            For
       Company s financial statements for the FYE
       2005; Comptrollers report under the terms of
       Article 172 of the Law and other legals matter
       of the Market Value Law

2.     Approve to allocate the profits, including the            Mgmt          For                            For
       proposal to pay a cash dividend in local currency

3.     Approve the maximum amount to be used to acquire          Mgmt          For                            For
       the Company s own shares

4.     Elect the Members of the Boards, Comptrollers,            Mgmt          For                            For
       owners and alternates and approve to set their
       remuneration

5.     Appoint the Members of the Committee                      Mgmt          For                            For

6.     Appoint the delegates                                     Mgmt          For                            For

7.     Approve the meeting  minute                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COCA COLA HELLENIC BOTTLING CO SA                                                           Agenda Number:  700976458
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1435J105
    Meeting Type:  AGM
    Meeting Date:  20-Jun-2006
          Ticker:
            ISIN:  GRS104111000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Receive the financial statements for the FY               Mgmt          For                            For
       2005, along with the Board of Directors and
       the Auditors reports

2.     Receive the annual financial statements, parent           Mgmt          For                            For
       and consolidated financial statements for the
       FY 2005

3.     Grant discharge the Board of Director Members             Mgmt          For                            For
       and the Auditors from any responsibility for
       the FY 2005

4.     Approve the remuneration of the Board of Director         Mgmt          For                            For
       Members for the FY 2005 and preapproval for
       the FY 2006

5.     Elect Chartered Auditors for the FY 2006 and              Mgmt          For                            For
       approve to determine their salaries

6.     Approve the profit distribution for the FY 2005           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE BEBIDAS DAS AMERICAS-AM                                                        Agenda Number:  932489847
--------------------------------------------------------------------------------------------------------------------------
        Security:  20441W104
    Meeting Type:  Special
    Meeting Date:  20-Apr-2006
          Ticker:  ABVC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     TO TAKE THE MANAGEMENT ACCOUNTS, EXAMINE,, DISCUSS        Mgmt          For
       AND VOTE THE FINANCIAL STATEMENTS RELATED TO
       THE FISCAL YEAR ENDED 2005.

O2     TO RESOLVE ON THE ALLOCATION OF THE NET INCOME            Mgmt          For
       FOR THE YEAR, TO RATIFY THE DISTRIBUTION OF
       INTEREST ON OWN CAPITAL & DIVIDENDS.

O3     TO RATIFY THE AMOUNTS PAID BY MEANS OF THE GLOBAL         Mgmt          Abstain
       COMPENSATION ATTRIBUTED TO THE COMPANY S ADMINISTRATORS
       FOR THE YEAR OF 2005.

O4     ELECT NEW MEMBERS OF THE FISCAL COUNCIL AND               Mgmt          For
       RESPECTIVE DEPUTIES.

O5     TO INDICATE THE VEHICLE THAT WILL PUBLISH THE             Mgmt          For
       LEGAL PUBLICATIONS OF THE COMPANY.

E1     TO APPROVE AND INCREASE ON THE CORPORATE CAPITAL,         Mgmt          For
       ON THE AMOUNT OF R$13,642,595.22.

E2     TO APPROVE AN INCREASE ON THE CORPORATE CAPITAL,          Mgmt          For
       ON THE AMOUNT OF R$5,846,826.52.

E3     TO EXPAND THE WORDING OF THE CORPORATE PURPOSE            Mgmt          Abstain
       TO INCLUDE THE SPECIFIED ACTIVITIES.

E4     TO EXCLUDE THE MINIMUM PERCENTAGE OF THE NET              Mgmt          For
       PROFITS TO BE DESTINED TO THE CONSTITUTION
       OF THE INVESTMENTS RESERVE.

E5     TO APPROVE THE NEW STOCK OPTION PLAN OF THE               Mgmt          For
       COMPANY.

E6     BY VIRTUE OF THE RESOLUTIONS OF ITEMS 1, 2,               Mgmt          Abstain
       3 AND 4 ABOVE, AMEND ARTICLE 5, 3 AND 40 OF
       THE COMPANY S BYLAWS AND APPROVE ITS CONSOLIDATION.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE BEBIDAS DAS AMERICAS-AM                                                        Agenda Number:  932489847
--------------------------------------------------------------------------------------------------------------------------
        Security:  20441W203
    Meeting Type:  Special
    Meeting Date:  20-Apr-2006
          Ticker:  ABV
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     TO TAKE THE MANAGEMENT ACCOUNTS, EXAMINE,, DISCUSS        Mgmt          No vote
       AND VOTE THE FINANCIAL STATEMENTS RELATED TO
       THE FISCAL YEAR ENDED 2005.

O2     TO RESOLVE ON THE ALLOCATION OF THE NET INCOME            Mgmt          No vote
       FOR THE YEAR, TO RATIFY THE DISTRIBUTION OF
       INTEREST ON OWN CAPITAL & DIVIDENDS.

O3     TO RATIFY THE AMOUNTS PAID BY MEANS OF THE GLOBAL         Mgmt          No vote
       COMPENSATION ATTRIBUTED TO THE COMPANY S ADMINISTRATORS
       FOR THE YEAR OF 2005.

O4     ELECT NEW MEMBERS OF THE FISCAL COUNCIL AND               Mgmt          No vote
       RESPECTIVE DEPUTIES.

O5     TO INDICATE THE VEHICLE THAT WILL PUBLISH THE             Mgmt          No vote
       LEGAL PUBLICATIONS OF THE COMPANY.

E1     TO APPROVE AND INCREASE ON THE CORPORATE CAPITAL,         Mgmt          No vote
       ON THE AMOUNT OF R$13,642,595.22.

E2     TO APPROVE AN INCREASE ON THE CORPORATE CAPITAL,          Mgmt          No vote
       ON THE AMOUNT OF R$5,846,826.52.

E3     TO EXPAND THE WORDING OF THE CORPORATE PURPOSE            Mgmt          No vote
       TO INCLUDE THE SPECIFIED ACTIVITIES.

E4     TO EXCLUDE THE MINIMUM PERCENTAGE OF THE NET              Mgmt          No vote
       PROFITS TO BE DESTINED TO THE CONSTITUTION
       OF THE INVESTMENTS RESERVE.

E5     TO APPROVE THE NEW STOCK OPTION PLAN OF THE               Mgmt          No vote
       COMPANY.

E6     BY VIRTUE OF THE RESOLUTIONS OF ITEMS 1, 2,               Mgmt          No vote
       3 AND 4 ABOVE, AMEND ARTICLE 5, 3 AND 40 OF
       THE COMPANY S BYLAWS AND APPROVE ITS CONSOLIDATION.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE BEBIDAS DAS AMERICAS-AM                                                        Agenda Number:  932557400
--------------------------------------------------------------------------------------------------------------------------
        Security:  20441W104
    Meeting Type:  Special
    Meeting Date:  27-Jun-2006
          Ticker:  ABVC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO RECTIFY AND CONFIRM THE DELIBERATION TAKEN             Mgmt          No vote
       REGARDING THE INCREASE ON THE CORPORATE CAPITAL
       CORRESPONDING TO THE PARTIAL CAPITALIZATION
       OF THE TAX BENEFIT RESULTING FROM THE PARTIAL
       AMORTIZATION OF THE SPECIAL PREMIUM RESERVE
       ON THE FISCAL YEAR OF 2005, WHICH SHALL SUBSTITUTE
       THE PREVIOUS DELIBERATION TAKEN ON APRIL 20,
       2006.

02     TO CONFIRM, PURSUANT TO ART. 256 OF LAW NO.               Mgmt          No vote
       6,404/76, THE EXECUTION OF THE LETTER AGREEMENT
       AND THE APPRAISAL REPORT REGARDING THE ACQUISITION,
       BY THE COMPANY, OF THE CONTROL OF QUILMES INDUSTRIAL
       (QUINSA) SOCIETE ANONYME.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE SANEAMENTO BASICO                                                              Agenda Number:  932380025
--------------------------------------------------------------------------------------------------------------------------
        Security:  20441A102
    Meeting Type:  Special
    Meeting Date:  29-Jul-2005
          Ticker:  SBS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      TO CHANGE THE COMPANY S BYLAWS WITH A VIEW TO,            Mgmt          For
       UNDER THE SCOPE OF THE SARBANES-OXLEY ACT,
       THE ESTABLISHMENT OF THE AUDIT COMMITTEE, WITH
       THE INCLUSION OF ARTICLES 17, 18, 19, 20, 21,
       22, 23 AND 24, RENUMBERING THE SUBSEQUENT ARTICLES.

II     OTHER ISSUES OF CORPORATE INTEREST.                       Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932377965
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  19-Jul-2005
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      THE PROPOSAL TO AMEND THE COMPANY S BY-LAWS.              Mgmt          For                            For

II     THE REPLACEMENT OF A MEMBER OF A FISCAL COUNCIL,          Mgmt          For                            For
       AND HIS RESPECTIVE SUBSTITUTE, NOMINATED BY
       THE CONTROLLING SHAREHOLDER.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  700770200
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2605D109
    Meeting Type:  EGM
    Meeting Date:  19-Jul-2005
          Ticker:
            ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE IN ITEM I. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Amend the Company By-Laws, to improve Corporate           Mgmt          For                            For
       Governance practices, and to increase the Audit
       Committee s responsibilities, under the following
       terms: 1) Chapter IV Management: to amend Items
       VIII, XIII, XVII, XVIII, XIX, XX, XXII, XXIII,
       XXIV of Article 14; to add: an Item XXXIII
       to Article 14; to amend: the heading of Article
       15, Item I of Article 23; the heading and Item
       I of Article 24; the Item V of Article 32;
       and to add Item V to Article 34; 2) Chapter
       V - Audit Committee: a) amend Article 39 and
       to add Paragraphs 1, 2, and 3, in addition
       to those already provided by Law Number 6.404/76

2.     Approve to substitute a full Member of the Audit          Non-Voting    No vote
       OSE Committee and their substitute, appointed
       by the controlling shareholder Number 6.404/76




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932458551
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  31-Mar-2006
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      TO APPROVE THE TERMS, CONDITIONS AND REASONS              Mgmt          For                            For
       (THE  PROTOCOLO E JUSTIFICACAO ) FOR THE MERGER
       OF ALL THE SHARES OF THE CAPITAL STOCK OF CAEMI
       - MINERACAO E METALURGIA S.A. (CAEMI)) INTO
       THE ASSETS OF CVRD IN ORDER TO CONVERT THE
       FORMER INTO A WHOLLY-OWNED SUBSIDIARY OF THE
       COMPANY, PURSUANT TO ARTICLE 252 OF THE BRAZILIAN
       CORPORATE LAW.

II     TO RATIFY THE APPOINTMENT OF THE EXPERTS WHO              Mgmt          For                            For
       PREPARED THE VALUE APPRAISAL OF THE PREFERRED
       SHARES ISSUED BY CAEMI TO BE MERGED INTO CVRD
       ASSETS.

III    TO DECIDE ON THE APPRAISAL REPORT, PREPARED               Mgmt          For                            For
       BY THE EXPERTS.

IV     TO APPROVE THE MERGER OF ALL OF THE SHARES ISSUED         Mgmt          For                            For
       BY CAEMI INTO THE ASSETS OF THE CVRD.

V      TO APPROVE CVRD CAPITAL INCREASE WITHIN THE               Mgmt          For                            For
       ISSUANCE OF 64,151,361 PREFERRED CLASS A SHARES,
       TO BE PAID-IN WITH THE SHARES OF CAEMI TO BE
       MERGED INTO THE COMPANY S ASSETS, AND THE CONSEQUENT
       CHANGE OF THE  CAPUT  OF ARTICLE 5 OF THE CVRD
       S BY-LAWS.




--------------------------------------------------------------------------------------------------------------------------
 CPFL ENERGIA S.A.                                                                           Agenda Number:  932415044
--------------------------------------------------------------------------------------------------------------------------
        Security:  126153105
    Meeting Type:  Special
    Meeting Date:  23-Nov-2005
          Ticker:  CPL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     EXAMINE, DISCUSS AND APPROVE THE PRIVATE PROTOCOL         Mgmt          For
       AND JUSTIFICATION INSTRUMENT FOR THE INCORPORATION
       OF SHARES OF COMPANHIA PAULISTA DE FORCA ELUZ
       BY THE COMPANY, ENTERED INTO BY MANAGEMENT
       OF THE COMPANY, CPFL PAULISTA AND COMPANHIA
       PIRATININGA DE FORCA E LUZ ON OCTOBER 24, 2005.

02     RATIFY THE DECISION OF HIRING BANCO PACTUAL               Mgmt          For
       IN ORDER TO PREPARE THE VALUATION REPORTS OF
       THE NET EQUITY OF THE COMPANY AND CPFL PAULISTA
       AND CPFL PIRATININGA, AT JUNE 30, 2005, AS
       MORE FULLY DESCRIBED IN THE NOTICE OF MEETING

03     APPROVE THE VALUATION REPORTS REFERRED IN ITEM            Mgmt          For
       (2) ABOVE.

04     APPROVE THE INCORPORATION OF SHARES OF CPFL               Mgmt          For
       PAULISTA BY THE COMPANY, WITH THE CONSEQUENTLY
       STOCK TRANSFER TO APPROPRIATE REGISTRATION
       AND TRANSFORMATION OF CPFL PAULISTA INTO A
       FULLY-OWNED SUBSIDIARY OF THE COMPANY.

05     AUTHORIZE THE ACCOMPLISHMENT OF THE INCREASE              Mgmt          For
       IN COMPANY S CAPITAL STOCK, BY THE INCLUSION
       OF ALL SHARES OWNED BY NON-CONTROLLING SHAREHOLDERS
       OF CPFL PAULISTA AND THE CONSEQUENT MODIFICATION
       OF THE ARTICLE 5TH OF THE COMPANY S BYLAWS.

06     AUTHORIZE COMPANY S MANAGEMENT TO MAKE ARRANGEMENTS       Mgmt          For
       AND TO TAKE ANY NECESSARY MEASURE TO THE IMPLEMENTATION
       OF THE INCORPORATION OF SHARES SUBJECT OF THIS
       CURRENT CONVENING NOTICE.




--------------------------------------------------------------------------------------------------------------------------
 CPFL ENERGIA S.A.                                                                           Agenda Number:  932475759
--------------------------------------------------------------------------------------------------------------------------
        Security:  126153105
    Meeting Type:  Special
    Meeting Date:  20-Apr-2006
          Ticker:  CPL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     PRESENTATION OF THE MANAGEMENT REPORT, EXAMINE,           Mgmt          For
       DISCUSS AND VOTE ON THE COMPANY S FINANCIAL
       STATEMENTS, THE REPORT OF THE INDEPENDENT AUDITORS
       AND THE REPORT OF THE FISCAL COUNCIL FOR THE
       FISCAL YEAR ENDING DECEMBER 31, 2005.

02     APPROVE THE PROPOSAL FOR THE APPROPRIATION OF             Mgmt          For
       THE NET INCOME FOR THE FISCAL YEAR 2005 AND
       THE DIVIDEND DISTRIBUTION.




--------------------------------------------------------------------------------------------------------------------------
 CPFL ENERGIA S.A.                                                                           Agenda Number:  932496448
--------------------------------------------------------------------------------------------------------------------------
        Security:  126153105
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2006
          Ticker:  CPL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     ELECTION OF MEMBERS FOR THE BOARD OF DIRECTORS.           Mgmt          For

O2     ESTABLISHMENT OF MANAGEMENT S GLOBAL COMPENSATION         Mgmt          For
       FOR FOLLOWING FISCAL YEAR.

O3     ELECTION OF MEMBERS FOR THE FISCAL COUNCIL.               Mgmt          For

O4     ESTABLISHMENT OF FISCAL COUNCIL S COMPENSATION            Mgmt          For
       FOR FOLLOWING FISCAL YEAR.

E5     AMENDMENT OF THE COMPANY S BY-LAWS, IN ORDER              Mgmt          For
       TO PROMOTE ALL CHANGES REQUIRED BY THE RULES
       APPLICABLE TO COMPANIES LISTED IN THE NOVO
       MERCADO SEGMENT OF THE SAO PAULO STOCK EXCHANGE
       (BOLSA DE VALORES DE SAO PAULO, OR BOVESPA).




--------------------------------------------------------------------------------------------------------------------------
 DAELIM INDUSTRIAL CO LTD                                                                    Agenda Number:  700878892
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1860N109
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2006
          Ticker:
            ISIN:  KR7000210005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 59th financial statement  balance             Mgmt          For                            For
       sheet, income statement and statement of appropriation
       of unappropriated retained earnings

2.     Approve the partial amendments to the Articles            Mgmt          For                            For
       of Association

3.     Elect the Directors of the Company                        Mgmt          For                            For

4.     Elect the External Directors who will be the              Mgmt          For                            For
       Members of Audit Committee

5.     Approve the remuneration and bonus limit for              Mgmt          For                            For
       the Directors




--------------------------------------------------------------------------------------------------------------------------
 DELTA ELECTRONICS INC                                                                       Agenda Number:  700881964
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20263102
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  TW0002308004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT AS PER TRUST ASSOCIATION S               Non-Voting    No vote
       PROXY VOTING GUIDELINES, EVERY SHAREHOLDER
       IS ELIGIBLE TO BE NOMINATED AS A CANDIDATE
       AND BE ELECTED AS A DIRECTOR OR A SUPERVISOR,
       REGARDLESS OF BEING RECOMMENDED BY THE COMPANY
       AND/OR BY OTHER PARTIES. IF YOU INTEND TO VOTE
       FOR A LISTED CANDIDATE, YOU WILL NEED TO CONTACT
       THE CANDIDATE AND/OR THE ISSUING COMPANY TO
       OBTAIN THE CANDIDATE S NAME AND ID NUMBER.
       WITHOUT SUCH SPECIFIC INFORMATION, AN ELECTION
       WOULD BE DEEMED AS A  NO VOTE . THANK YOU.

1.1    Receive the 2005 business reports                         Mgmt          For                            For

1.2    Receive the 2005 financial reports                        Mgmt          For                            For

1.3    Receive the 2005 audited reports                          Mgmt          For                            For

1.4    Approve the status of endorsement and guarantee           Mgmt          For                            For

2.1    Receive the 2005 audited reports                          Mgmt          For                            For

2.2    Approve the 2005 earnings distribution; proposed          Mgmt          For                            For
       stock dividend: 50/1000 share, cash dividend:
       TWD 3 per share

2.3    Approve to revise the ruling of the shareholders          Mgmt          For                            For
       meeting

2.4    Approve to revise the procedure of loan to others         Mgmt          For                            For

2.5    Approve to revise the procedure of endorsement            Mgmt          For                            For
       and guarantee

2.6    Approve to raise the capital by issuing new               Mgmt          For                            For
       shares; stock dividend: 50 per 1000 shares

2.7    Amend the Articles of Incorporation                       Mgmt          For                            For

2.8    Elect the Directors and the Supervisors                   Mgmt          For                            For

2.9    Grant release to the Directors from non-competition       Mgmt          For                            For
       duty

3.     Any other motions                                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 DR REDDY'S LABORATORIES LTD                                                                 Agenda Number:  700873082
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y21089159
    Meeting Type:  OTH
    Meeting Date:  04-Mar-2006
          Ticker:
            ISIN:  INE089A01023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in accordance with Section 293(1)(d) and all
       other applicable provisions, if any, of the
       Companies Act, 1956 and the Articles of Association
       of the Company, to grant the consent of the
       Company and to borrow any sum or sums of money
       from time to time at their discretion, for
       the purpose of the business of the Company,
       which together with the monies already borrowed
       by the Company,  apart from temporary loans
       obtained from the Company s Bankers in the
       ordinary course of business  may exceed at
       any time, the aggregate of the paid-up capital
       of the Company and its free reserves  that
       is to say, reserves, not set apart for any
       specific purpose  by a sum not exceeding INR
       50,000 million and authorize the Board of Directors
       to arrange or fix the terms and conditions
       of all such monies to be borrowed from time
       to time as to interest, repayment, security
       or otherwise as it may think fit

2.     Authorize: the Board of Directors, in accordance          Mgmt          For                            For
       with Section 293(1)(a) and all other applicable
       provisions, if any, of the Companies Act, 1956,
       to grant the consent of the Company and to
       mortgage and/or charge, in addition to the
       mortgages and/or charges created/to be created
       by the Company, in such form and manner and
       with such ranking as to priority and for such
       time and on such terms as the Board may determine,
       all or any of the movable and or immovable,
       tangible and/or intangible properties of the
       Company, both present and future and/or the
       whole or any part of the undertaking(s) of
       the Company together with the power to take
       over the management of the business and concern
       of the Company in certain events of default,
       in favour of the lender(s), agent(s), trustee(s)
       for securing the borrowings of the Company
       availed/to be availed by way of loan(s)  in
       foreign currency and/or rupee currency  and
       securities  comprising fully/partly convertible
       debentures and/or non-convertible debentures
       with or without detachable or non-detachable
       warrants and/or secured premium notes and/or
       floating rates notes/bonds or other debt instruments
       , issued to be issued by the Company, from
       time to time, subject to the limits approved
       under Section 293(1)(d) of the Companies Act,
       1956, together with interest at the respective
       agreed rates, additional interest, compound
       interest in case of default, accumulated interest,
       liquidated damages, commitment charges, premia
       on prepayment, remuneration of agent(s), trustee(s),
       premium (if any) on redemption, all other costs,
       charges and expenses, including any increase
       as a result of devaluation/revaluation /fluctuation
       in the rates of exchange and all other monies
       payable by the Company in terms of loan agreement(s),
       heads of agreement(s), debenture trust deed
       or any other document entered into/to be entered
       into between the Company and the lender(s)/agent(s)/trustees, in respect of the said loans/borrowings/debentures
       and containing such specific terms and conditions
       and covenants in respect of enforcement of
       security as may be stipulated in that behalf
       and agreed to between the Board of Directors
       or Committee thereof and the lender(s)/agent(s)/trustee(s);
       and the Board or Committee, for the purpose
       of giving effect to this resolution, to finalize,
       settle and execute such documents/deeds /writings/
       papers/agreements as may be required and to
       do all acts, deeds, matters and things, as
       it may in its absolute discretion deemed necessary,
       proper or desirable and to settle any question,
       difficulty or doubt that may arise in regard
       to creating mortgage/charge as aforesaid and
       also to delegate all or any of the above powers
       to the Committee of Directors or the Managing
       Director or the Principal Officer of the Company
       and generally to do all acts, deeds and things
       that may be necessary, proper, expedient or
       incidental for the purpose of giving effect
       to the aforesaid resolution

S.3    Authorize the Board of Directors of the Company:          Mgmt          For                            For
       pursuant to the provisions of Section 372A
       and other applicable provisions, if any, of
       the Companies Act, 1956 and subject to such
       approvals, consents, sanctions and permissions
       of appropriate authorities, departments or
       bodies as may be necessary, the consent of
       the Company, to make loan(s) and/or give any
       guarantee(s)/provide any security(ies) in connection
       with loan(s) mode to and/or acquire by way
       of subscription, purchase or otherwise the
       securities of any body Corporate up to a limit
       not exceeding INR 50,000 million notwithstanding
       that the aggregate of the loans, guarantees
       or securities so far given or to be given to
       and/or securities so far acquired or to be
       acquired in all bodies corporate may exceed
       the limits prescribed under the said Section;
       and to take such steps as may be necessary
       for obtaining approvals, statutory, contractual
       or otherwise, in relation to the above and
       to settle all matters arising out of and incidental
       thereto, and to sign and execute all deeds,
       applications, documents and writings that may
       be required, on behalf of the Company and also
       to delegate o or any of the above powers to
       the Committee of Directors or the Managing
       Director or the Principal Officer of the Company
       and generally to do all acts, deeds and things
       that may be necessary, proper, expedient or
       incidental for the purpose of giving effect
       to the aforesaid resolution

4.     Authorize the Board, pursuant to Section 81(1A)           Mgmt          For                            For
       and all other applicable provisions of the
       Companies Act, 1956  including any statutory
       modification or re-enactment thereof, for the
       time being in force  and enabling provisions
       of the Memorandum and the Articles of Association
       of the Company and the Listing Agreements entered
       into by the Company with the Stock Exchanges
       where the securities of the Company are listed
       and subject to any guidelines, regulations,
       approval, consent, permission or sanction of
       the Central Government, Reserve Bank of India
       and any other appropriate authorities, institutions
       or bodies  hereinafter collectively referred
       to as the appropriate authorities , and subject
       to such conditions as may be prescribed by
       any one of them while granting any such approval,
       consent, permission, and/or sanction  hereinafter
       referred to as  the requisite approvals  ,
       which may be agreed to by the Board of Directors
       of the Company  hereinafter called  the Board
       which term shall be deemed to include any
       Committee which the Board may have constituted
       or hereinafter constitute to exercise its powers
       including the power conferred by this resolution
       , to issue, offer and allot, preference shares
       whether cumulative or cumulative / Redeemable
       / convertible at the option of the Company
       and / or at the option of the holders of the
       security and / or securities linked to equity
       shares / preference shares and / or any instrument
       or securities representing convertible securities
       such as convertible debentures, bonds or warrants
       convertible into equity shares / preference
       shares  hereinafter referred to as  Securities
       to be subscribed by foreign investors / institutions
       and / or corporate bodies, mutual funds, banks,
       Insurance Companies, trusts and / or individuals
       or otherwise, whether or not such persons /
       entities / investors are Members of the Company,
       whether in Indian currency or foreign currency,
       such issue and allotment shall be made at such
       time or times in one or more tranche or tranches,
       at par or at such price or prices, and on such
       terms and conditions including with the differential
       rights as to dividend, voting or otherwise
       and in such manner as the Board may, in its
       absolute discretion think lit or in consultation
       with the lead Managers, Underwriters, Advisors
       or other intermediaries, and provided however
       that the issue of securities as above shall
       not result in increase of the issued and subscribed
       equity share capital of the Company by more
       than 7.65 million equity shares of the face
       value of INR.5 each; approve, without prejudice
       to the generality of the above, the aforesaid
       issue of securities may have all or any terms
       or combination of terms including as to conditions
       in relation to payment of interest, additional
       interest, premia on redemption, prepayment
       and any other debt service payments whatsoever,
       and all such matters as are provided in securities
       offering of this nature including terms for
       issue of such securities or variation of the
       conversion price of the security during the
       tenure of the securities and the Company is
       also entitled to enter into and execute all,
       such arrangements as the case may be with any
       Lead Managers, Managers, underwriters, bankers,
       financial institutions, solicitors, advisors,
       guarantors, depositories, custodians and other
       intermediaries in such offerings of securities
       and to remunerate all such agencies including
       the payment of commissions, brokerage, lees
       or payment of their remuneration for their
       services or the like, and also to seek the
       listing of such securities on one or more Stock
       Exchanges; authorize the Board or any Committee:
       to issue and to allot such number of shares
       as may be required to be issued and allotted
       upon conversion of any securities referred
       to above or as may be necessary in accordance
       with the terms of the offering, all such shores
       being pari passu with the then existing shares
       of the Company in all respects; for the purpose
       of giving effect to any issue or allotment
       of securities or instruments representing the
       same, as described above, on behalf of the
       Company to do all such acts, deeds, matters
       and things as it may at its discretion deem
       necessary or desirable for such purpose, including
       without limitation the entering into of underwriting,
       marketing and depository arrangement and institution/trustees/agents and similar agreements and to remunerate the
       Managers, underwriters and oil other agencies/intermediaries by way of commission, brokerage, lees and the
       like as may be involved or connected in such
       offerings of securities, with power on behalf
       of the Company to settle any questions, difficulties
       or doubts that may arise in regard to any such
       issue or allotment as it may in its absolute
       discretion deem fit; and authorize the Board
       to delegate all or any of the powers herein
       conferred to any Committee of Directors or
       the Chairman and Managing Director or any Whole-time
       Director or any other Officer or Officers of
       the Company to give effect to the aforesaid
       resolution




--------------------------------------------------------------------------------------------------------------------------
 DR REDDYS LABS LTD                                                                          Agenda Number:  700772393
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y21089159
    Meeting Type:  AGM
    Meeting Date:  27-Jul-2005
          Ticker:
            ISIN:  INE089A01023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit & loss account               Mgmt          For                            For
       for the YE 31 MAR 2005; balance sheet as on
       that date along with the reports of the Directors
       and the Auditors  thereon and the consolidated
       financials alongwith the Auditors  report thereon

2.     Declare dividend for the FY 2004-05                       Mgmt          For                            For

3.     Re-appoint Prof. Krishna G. Palepu as a Director,         Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Ravi Bhoothalingam as a Director,          Mgmt          For                            For
       who retires by rotation

5.     Re-appoint BSR & Company as the Statutory Auditors        Mgmt          For                            For
       and fix their remuneration

S.6    Approve that: a) the exercise price and/or pricing        Mgmt          For                            For
       formula for the stock options to be granted
       by the Company to the employees and Directors
       of the Company under Dr. Reddy s Employee Stock
       Option Scheme 2002  DRL 2002 Plan  approved
       by the shareholders at the 17th AGM of the
       Company held on 24 SEP 2001 and the amendment
       to the DRL 2002 Plan approved by the shareholders
       at the 20th AGM of the Company held on 28 JUL
       2004 be further amended, to provide for future
       grants in two categories: Category A: 300,000
       stock options out of the total 2,295,478 be
       earmarked for grant of stock options at the
       fair market value; and Category B: 1,995,478
       stock options out of the total 2,295,478 be
       earmarked for grant of stock options at par
       value of the shares i.e. INR 5 per option;
       and b) the exercise price and/or pricing formula
       for the stock options to be granted by the
       Company to the employees and Directors of the
       Company under Dr. Reddy s Employee Stock Option
       Scheme 2002  DRL 2002 Plan  approved by the
       shareholders at the 17th AGM of the Company
       held on 24 SEP 2001 and the amendment to the
       DRL 2002 Plan approved by the shareholders
       at the 20th AGM of the Company held on 28 JUL
       2004 be further amended to provide for future
       grants in two categories: Category A: 300,000
       stock options out of the total 2,295,478 be
       earmarked for grant of stock options at the
       fair market value; and Category B: 1,995,478
       stock options out of the total 2,295,478 be
       earmarked for grant of stock options at par
       value of the shares i.e. INR 5 per option

S.7    Approve that a) pursuant to Section 81 and other          Mgmt          For                            For
       applicable provisions of the Companies Act,
       1956  including any statutory modification
       or re-enactment thereof for time being in force
       , the Articles of Association of the Company
       and Securities Exchange Board of India  Employees
       Stock Option Scheme and Employees Stock Purchase
       Scheme  guidelines, 1999  including any statutory
       modifications or re-enactment thereof  and
       subject to other approvals as may be required
       from such other appropriate authorities and
       subject to such terms and conditions and stipulations,
       if any, while granting such approvals, permissions
       and sanctions, the Board of Directors of the
       Company  thereinafter referred to as Board
       which expressions shall include a Committee
       of the Directors duly authorized in this behalf
       , the Board hereafter referred to as Board
       which expression shall include a Committee
       of Directors duly authorized in this behalf
       be authorized to issue offer, in one or more
       franches, American Depository Receipts  hereafter
       referred to as ADRs for sale or brevity   hereinafter
       referred to as  Securities  for sake of brevity
       , not exceeding 2% of the paid up share capital
       of the Company to its employees and the Independent
       Directors whether in India or abroad, whether
       shareholders of the Company or not, at such
       prices and other terms and conditions as the
       Board may in its absolute discretion think
       fit under the ADR Linked Employee Stock Option
       Scheme  ADR Linked Scheme ; authorize the Board
       to take necessary steps for listing of the
       securities/shares allotted under the ADR Linked
       Scheme on the stock exchanges where the Company
       shares are listed as per the terms and conditions
       of Listing Agreement with the concerned stock
       exchanges and other applicable guidelines,
       rules and regulations; to delegate all or any
       of the powers herein conferred to any Committees
       of the Directors of the Company to give effect
       to the resolution; for the purpose of giving
       effect to the above, to do things necessary
       and take such actions as may be necessary or
       expedient to formulate or amend or alter or
       adopt any modifications or redefine the ADR
       Linked Scheme based on the guidelines issued
       by the Securities and Exchange Board of India
       or any statutory authority from time to time;
       and b) pursuant to Section 81 and other applicable
       provisions, if any, of the Companies Act, 1956
       including any statutory modification or re-enactment
       thereof for time being in force , the Articles
       of Association of the Company and Securities
       Exchange Board of India  Employees Stock Option
       Scheme and Employees Stock Purchase Scheme
       guidelines, 1999  including any statutory
       modifications or re-enactment thereof  and
       subject to other approvals as may be required
       from such other appropriate authorities and
       subject to such terms and conditions and stipulations,
       if any, while granting such approvals, permissions
       and sanctions, the Board of Directors of the
       Company  thereinafter referred to as Board
       which expressions shall include a Committee
       of the Directors duly authorized in this behalf
       be authorized to issue offer, in one or more
       franches, American Depository Receipts  hereafter
       referred to as ADRs for sale or brevity  not
       exceeding 2% of the paid up share capital of
       the Company to its employees and Directors,
       whether in India or abroad, whether shareholders
       of the Company or not, at such prices and other
       terms and conditions as the Board may in its
       absolute discretion think fit under the ADR
       Linked Employee Stock Option Scheme  ADR Linked
       Scheme ; to take necessary steps for listing
       of the securities/shares allotted under the
       ADR Linked Scheme on the stock exchanges where
       the Company shares are listed as per the terms
       and conditions of Listing Agreement with the
       concerned stock exchanges and other applicable
       guidelines, rules and regulations; to delegate
       all or any of the powers herein conferred to
       any Committees of the Directors of the Company
       to give effect to the resolution; and for the
       purpose of giving effect to the above, to do
       things necessary and take such actions as may
       be necessary or expedient to formulate or amend
       or alter or adopt any modifications or redefine
       the ADR Linked Scheme based on the guidelines
       issued by the Securities and Exchange Board
       of India or any statutory authority from time
       to time




--------------------------------------------------------------------------------------------------------------------------
 DR REDDYS LABS LTD                                                                          Agenda Number:  700789831
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y21089159
    Meeting Type:  OTH
    Meeting Date:  31-Aug-2005
          Ticker:
            ISIN:  INE089A01023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 293(1)(a)
       and other applicable provision, if any, of
       the Companies Act, 1956, and the Memorandum
       and Articles of Association of the Company,
       and subject to other permissions and approvals
       as may be required, to transfer, sell and/or
       dispose of the formulations factory of the
       Company situated at Goa, at such price and
       on such terms and conditions as may be decided
       by the Board of Directors and to do all such
       acts, deeds and things and to sign all such
       documents as may be necessary, expedient and
       incidental thereto to give effect to this resolution

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY.  THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING.  IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE.  THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 EFG INTERNATIONAL, ZUERICH                                                                  Agenda Number:  700928053
--------------------------------------------------------------------------------------------------------------------------
        Security:  H2078C108
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  CH0022268228
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 302718, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     Approve the annual report, annual financial               Mgmt          For                            For
       statements and the consolidated financial statements
       for FY 2005; and acknowledge the reports of
       the Auditors and the Group Auditors

2.     Approve the appropriation of the balance profit           Mgmt          For                            For

3.     Grant discharge to the Board Members and of               Mgmt          For                            For
       the Executive Board

4.     Approve the allocation of a preference dividend           Mgmt          For                            For
       in favour of the holder of Glass B shares of
       the EFG Finance  Guernsey  Limited

5.A    Re-elect Mr. Jean Pierre Cuoni as a Director              Mgmt          For                            For

5.B    Re-elect Mr. Emmanuel Leonar D Bussetil as a              Mgmt          For                            For
       Director

5.C    Re-elect Mr. Spiro J. Latsis as a Director                Mgmt          For                            For

5.D    Re-elect Mr. Hugh Napier Mathews as a Director            Mgmt          For                            For

5.E    Re-elect Mr. Pericles-Paul Petalas as a Director          Mgmt          For                            For

5.F    Re-elect Mr. Hans Niederer as a Director                  Mgmt          For                            For

6.     Elect the Auditors and of the Supervisory Committee       Mgmt          For                            For

7.     Amend to the Articles of Incorporation: Approved          Mgmt          For                            For
       participation capital




--------------------------------------------------------------------------------------------------------------------------
 ELECTRICITY GENERATING PUBLIC CO LTD                                                        Agenda Number:  700905815
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y22834116
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2006
          Ticker:
            ISIN:  TH0465010013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE             Non-Voting    No vote
       ALLOWED FOR THIS MEETING. THANK YOU.

1.     Receive and approve the minutes of the shareholders       Mgmt          For                            For
       AGM no. 1/2005 held on 25 APR 2005

2.     Receive and approve the Company s annual report           Mgmt          For                            For
       for the year 2005 and acknowledge the payment
       of interim dividend

3.     Receive and approve the balance sheet and statement       Mgmt          For                            For
       of income as at 31 DEC 2005

4.     Approve the appropriation of net profit and               Mgmt          For                            For
       declare a dividend

5.     Appoint the Auditors and approve to fix the               Mgmt          For                            For
       audit fee

6.     Elect the Directors to replace the retiring               Mgmt          For                            For
       Directors

7.     Approve to fix the remuneration for the Directors         Mgmt          For                            For

8.     Approve the issuance and the offering of the              Mgmt          For                            For
       Company s debentures

9.     Any other matters                                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, WIEN                                        Agenda Number:  700949944
--------------------------------------------------------------------------------------------------------------------------
        Security:  A1952G711
    Meeting Type:  AGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  AT0000506217
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual financial statements and               Mgmt          For                            For
       the status report of the Management Board as
       well as the report of the Supervisory Board
       for the FY 2005, the Group financial statements
       and the Group status report for the FY 2005

2.     Approve to distribute the profits                         Mgmt          For                            For

3.A    Grant discharge to the Members of the Management          Mgmt          For                            For
       Board with regard to the FY 2005

3.B    Grant discharge to the Members of the Supervisory         Mgmt          For                            For
       Board with regard to the FY 2005

4.     Approve the remuneration of the Members of the            Mgmt          For                            For
       Supervisory Board

5.     Elect the Supervisory Board                               Mgmt          For                            For

6.     Appoint an additional Auditor and Group Auditor           Mgmt          For                            For
       for the FY 2007 in addition to the Savings
       Banks Auditors Association as the Statutory
       Auditor

7.     Approve the acquisition by Erste Bank of own              Mgmt          Against                        Against
       shares for the purpose of securities trading

8.     Grant authority to Erste Bank to acquire own              Mgmt          For                            For
       shares for no designated purpose, excluding
       the acquisition of such shares for trading
       purposes, and to use these shares as consideration
       for the acquisition of enterprises, businesses
       or parts of or shares in one or more companies
       in Austria or abroad, and thus to dispose of
       these shares in a manner other than via the
       stock exchange in a public offering

9.     Authorize the Management Board, for a period              Mgmt          For                            For
       of 5 years, after the registration of the amendment
       of the Articles of Association, to increase
       the registered capital of the Company, in several
       tranches by an amount of up to EUR 180,000,000
       by issuing up to 90,000,000 shares, the type
       of shares, the issue price, the terms and conditions
       of the issue and to the extent provided for,
       the exclusion of the subscription rights being
       determined by the Management Board with the
       consent of the Supervisory Board: a) by issuing
       shares against cash contribution without excluding
       the subscription rights of shareholder, however,
       if the capital increase serves for the issue
       of shares to employees, senior employees and
       Members of the Management Board of the Company
       or a Group Company, by excluding the subscription
       rights of share holders and b) by issuing shares
       against contribution in kind, excluding the
       subscription rights of shareholders; and amend
       Paragraph 4.4 of the Articles of Incorporation
       accordingly

10.    Authorize the Management Board, for a period              Mgmt          For                            For
       of 5 years after the registration of the amendment
       of the Articles of Association, to effect a
       consitional increase of the registered capital
       with the consent of the Supervisory Board by
       a nominal amount of up to EUR 20,000,000 by
       issuing up to 10,000,000 bearer or registered
       ordinary shares  shares with no par value
       at an issue price of at least EUR 2.00 per
       share against cash contribution and by excluding
       the subscription rights of the current shareholders;
       this authorized conditional capital serves
       to grant share options to employees, senior
       employees and Members of the Management Board
       of the Company or a Group Company; and amend
       Paragraph 4.4.3 of the Articles of Association
       accordingly

11.A   Amend Items 2.5.3.4, 17 and 18 of the Articles            Mgmt          For                            For
       of Association as specified

11.B   Amend Item 10.4 of the Articles of Association            Mgmt          For                            For
       as specified

11.C   Approve to delete Item 13.3.14 of the Articles            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FAR EASTERN TEXTILE CO LTD                                                                  Agenda Number:  700973781
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y24374103
    Meeting Type:  AGM
    Meeting Date:  13-Jun-2006
          Ticker:
            ISIN:  TW0001402006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 296587 DUE TO DELETION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE

1.1    Receive the business of 2005 report                       Mgmt          For                            For

1.2    Receive the 2005 financial report                         Mgmt          For                            For

1.3    Receive the Supervisors  review report                    Mgmt          For                            For

2.1    Approve to accept the 2005 financial statements           Mgmt          For                            For

2.2    Approve the dividends distribution  cash dividend         Mgmt          For                            For
       TWD 1.0 per share, stock dividend 60 shares
       per 1,000 shares from retain earnings subject
       to 20% withholding tax

3.1    Approve the regulations governing the loaning             Mgmt          For                            For
       of funds and the making of endorsements and
       guarantees

3.2    Approve to revise the Articles of Incorporation           Mgmt          For                            For

3.3    Approve the capitalization of 2005 stock dividends        Mgmt          For                            For

3.4    Elect 11 Directors and 3 Supervisors                      Mgmt          For                            For

3.5    Approve to release the restriction of non-competition     Mgmt          For                            For
       for the Directors according to Article 209
       of the Company Law

4.     Any other motions                                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 FMC TECHNOLOGIES, INC.                                                                      Agenda Number:  932469136
--------------------------------------------------------------------------------------------------------------------------
        Security:  30249U101
    Meeting Type:  Annual
    Meeting Date:  03-May-2006
          Ticker:  FTI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MIKE R. BOWLIN                                            Mgmt          For                            For
       EDWARD J. MOONEY                                          Mgmt          For                            For
       JAMES M. RINGLER                                          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FOMENTO ECONOMICO MEXICANO, S.A. DE                                                         Agenda Number:  932440009
--------------------------------------------------------------------------------------------------------------------------
        Security:  344419106
    Meeting Type:  Annual
    Meeting Date:  10-Mar-2006
          Ticker:  FMX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      REPORT OF THE BOARD OF DIRECTORS; PRESENTATION            Mgmt          For
       OF THE FINANCIAL STATEMENTS OF FOMENTO ECONOMICO
       MEXICANO, S.A. DE C.V., FOR THE 2005 FISCAL
       YEAR, AND THE REPORT OF THE EXAMINER PURSUANT
       TO ARTICLE 172 OF THE GENERAL LAW OF COMMERCIAL
       COMPANIES ( LEY GENERAL DE SOCIEDADES MERCANTILES
       ) AND THE APPLICABLE PROVISIONS OF THE SECURITIES
       MARKET LAW.

II     APPLICATION OF THE RESULTS FOR THE 2005 FISCAL            Mgmt          For
       YEAR, INCLUDING THE PAYMENT OF A CASH DIVIDEND,
       IN MEXICAN PESOS.

III    PROPOSAL TO DETERMINE THE MAXIMUM AMOUNT TO               Mgmt          For
       BE USED IN THE SHARE REPURCHASE PROGRAM.

IV     ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS             Mgmt          For
       AND EXAMINERS, AND RESOLUTION WITH RESPECT
       TO THEIR REMUNERATION.

V      APPOINTMENT OF COMMITTEES.                                Mgmt          For

VI     APPOINTMENT OF DELEGATES FOR THE SHAREHOLDERS             Mgmt          For
       MEETING.

VII    MINUTES OF THE SHAREHOLDERS  MEETING.                     Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 FORMOSA CHEMICALS AND FIBRE CORP                                                            Agenda Number:  700909003
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y25946107
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2006
          Ticker:
            ISIN:  TW0001326007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE .

1.     Approve the report of the business operation              Mgmt          For                            For
       result of FY 2005

2.     Ratify the financial reports and net profit               Mgmt          For                            For
       allocation of FY 2005; cash dividend: TWD 5.2
       per share; stock dividend: 30/1000 from retained
       earning subject to 20% withholding tax

3.     Approve to issue new shares                               Mgmt          For                            For

4.     Amend the Memorandum and Article of Association           Mgmt          For                            For

5.     Re-elect the Domestic Directors and Supervisors           Mgmt          For                            For
       of the Company

6.     Other issues                                              Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 FORMOSA PLASTICS CORP                                                                       Agenda Number:  700902504
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y26095102
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2006
          Ticker:
            ISIN:  TW0001301000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SPLIT VOTING AND PARTIAL VOTING          Non-Voting    No vote
       ARE NOT ALLOWED. THANK YOU.

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE .

1.     Approve the report on business operation result           Mgmt          For                            For
       of FY 2005

2.     Approve the 2005 financial statements and profit          Mgmt          For                            For
       distribution, cash dividend: TWD 4.1 per share

3.     Approve to issue new shares from retained earnings,       Mgmt          For                            For
       stock dividend: 30 for 100 shares

4.     Approve the revision to the Articles of Incorporation     Mgmt          For                            For

5.     Re-elect the Directors and Supervisors of the             Mgmt          For                            For
       Company

6.     Other issues                                              Other         For                            *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE NUMBERING. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 FOXCONN INTERNATIONAL HOLDINGS LTD                                                          Agenda Number:  700875098
--------------------------------------------------------------------------------------------------------------------------
        Security:  G36550104
    Meeting Type:  EGM
    Meeting Date:  28-Feb-2006
          Ticker:
            ISIN:  KYG365501041
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the terms and the transactions  Purchase          Mgmt          For                            For
       Transaction  contemplated under, the Purchase
       Supplemental Agreement  Purchase Supplemental
       Agreement  to be entered into among Foxconn
       International Holdings Limited  Company , Hon
       Hai Precision Industry Company Limited  Hon
       Hai , lnnolux Display Corporation   Innolux
       and Foxconn Technology Company Limited, among
       other things, a) to amend and expand the coverage
       of the original framework agreement  Purchase
       Framework Agreement  dated 19 JAN 2005 entered
       into among the same parties to Hon Hai and
       all its subsidiaries and associates; and b)
       to extend the term of purchase transactions
       pursuant to which the Company and its subsidiaries
       are to purchase materials and components from
       Hon Hai Group contemplated under the Purchase
       Framework Agreement from 31 DEC 2006 to 31
       DEC 2007; and authorize any one Director of
       the Company, or any two Directors of the Company
       if affixation of the common seal is necessary,
       to execute the Purchase Supplemental Agreement
       for and on behalf of the Company and to execute
       all such other documents, instruments or agreements
       and to do all such acts or things which he
       may in his discretion consider necessary or
       incidental in connection with the matters contemplated
       under the Purchase Supplemental Agreement

2.     Approve the terms and the transactions  Product           Mgmt          For                            For
       Sales Transaction  contemplated under, the
       product sales supplemental agreement  Product
       Sales Supplemental Agreement  to be entered
       into among the Company, Hon Hai and Innolux,
       among other things a) to amend and expand the
       coverage of the original framework agreement
       Product Sales Framework Agreement  dated 18
       JAN 2005 entered into among the same parties
       to Hon Hai and all its subsidiaries and associates
       and b) to extend the term of product sales
       transactions pursuant to which the Company
       and its subsidiaries are to sell products to
       Hon Hai Group contemplated under the Product
       Sales Framework Agreement from 31 DEC 2006
       to 31 DEC 2007; and authorize any one Director
       of the Company, or any two Directors of the
       Company if affixation of the common seal is
       necessary, to execute the Product Sales Supplemental
       Agreement for and on behalf of the Company
       and to execute all such other documents, instruments
       or agreements and to do all such acts or things
       which he may in his discretion consider necessary
       or incidental in connection with the matters
       contemplated under the Product Sales Supplemental
       Agreement




--------------------------------------------------------------------------------------------------------------------------
 FOXCONN INTERNATIONAL HOLDINGS LTD                                                          Agenda Number:  700954844
--------------------------------------------------------------------------------------------------------------------------
        Security:  G36550104
    Meeting Type:  AGM
    Meeting Date:  08-Jun-2006
          Ticker:
            ISIN:  KYG365501041
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited consolidated              Mgmt          For                            For
       financial statements for the YE 31 DEC 2005
       together with the reports of the Directors
       and the Auditors thereon

2.1    Re-elect Mr. Chin Wai Leung, Samuel as a Director         Mgmt          For                            For
       and authorize the Board of Directors of the
       Company to fix his remuneration

2.2    Re-elect Mr. Chang Ban Ja, Jimmy as a Director            Mgmt          For                            For
       and authorize the Board of Directors of the
       Company to fix his remuneration

2.3    Re-elect Miss. Gou Hsiao Ling as a Director               Mgmt          For                            For
       and authorize the Board of Directors of the
       Company to fix his remuneration

3.     Re-appoint Deloitte Touche Tohmatsu as the Auditors       Mgmt          For                            For
       and authorize the board of Directors of the
       Company to fix their remuneration

4.     Authorize the Directors of the Company, during            Mgmt          For                            For
       the relevant period to purchase shares of the
       Company  shares , subject to and in accordance
       with the applicable laws and the requirements
       of the Rules Governing the listing of Securities
       on The Stock Exchange of Hong Kong Limited
       Listing Rules  not exceed 10% of the total
       nominal amount of the share capital of the
       Company in issue on the date of passing of
       this resolution, and the said approval shall
       be limited accordingly;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required by its Memorandum and Articles of
       Association or any applicable laws of the Cayman
       Islands to be held

5.     Authorize the Directors of the Company, to allot,         Mgmt          Against                        Against
       issue and deal with additional shares and to
       make or grant offers, agreements, options
       including bonds, warrants and debenture or
       other securities convertible into shares and
       rights of exchange or conversion which would
       or might require the exercise of such power,
       subject to and in accordance with all applicable
       Laws and requirements of the listing rules,
       during and after of the relevant period, not
       exceed 20% of the total nominal amount of the
       share capital of the Company in issue on the
       date of passing of this resolution, otherwise
       than pursuant to: i) a rights issue, or ii)
       any option scheme or similar arrangement for
       the time being adopted for the granting or
       issuance of shares or rights to acquire shares,
       or iii) any scrip dividend scheme or similar
       arrangement providing for the allotment of
       shares in lieu of the whole or part of a dividend
       on shares in accordance with the Articles of
       Association of the Company;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required by its Memorandum and Articles of
       Association or any applicable laws of the Cayman
       Islands to be held

6.     Approve, subject to the passing of Resolution             Mgmt          For                            For
       4 and 5, to extend the general mandate granted
       to the Directors to allot, issue and deal with
       any additional shares pursuant to Resolution
       5 by the addition thereto of the total nominal
       amount of shares which may be purchased by
       the Company under authority granted pursuant
       to Resolution 4, not exceeding 10% of the total
       nominal amount of the share capital of the
       Company in issue on the date of passing of
       this Resolution

7.     Authorize the Directors of the Company, during            Mgmt          Abstain                        Against
       the relevant period to allot, issue and deal
       with additional shares under the Share Scheme
       adopted by the Company on 12 JAN 2005; the
       aggregate nominal amount of additional shares
       allotted, issued or dealt with, by the Directors
       pursuant to the approval as specified shall
       not exceed the aggregate of 2% of the total
       nominal amount of the share capital of the
       Company in issue on the date of passing of
       this resolution;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       its Memorandum and Articles of Association
       or any applicable laws of the Cayman Islands
       to be held

8.     Approve to refresh the existing scheme limit              Mgmt          Abstain                        Against
       under the Share Option Scheme of the Company
       adopted on 12 JAN 2005  Share Option Scheme
       and to allot and issue pursuant to the grant
       of exercise of the options under the Share
       Option Scheme and any other Share Option Scheme
       s  of the Company  excluding option previously
       granted, outstanding, cancelled, lapsed or
       exercised under the Share Option Scheme or
       any other Share Option Scheme s  of the Company
       into exceeding 10% of the total number of
       shares in issue as at the date of passing of
       this resolution  Refreshed Share Option Mandate
       and authorize the Directors of the Company,
       subject to compliance with the Listing Rules
       as amended from time to time, to grant options
       under the Share Option Scheme up to the Refreshed
       Share Option Mandate and to exercise all the
       powers of the Company to allot, issue and deal
       with shares pursuant to the exercise of such
       options; and authorize the Director or Committee
       to take such steps to implement this resolution
       and to execute all documents and deeds as such
       steps to implement this resolution and to execute
       all document and deeds as may be necessary
       or appropriate in related thereto

S.9    Amend Article 102(vii) and 118(a)  of the Articles        Mgmt          Abstain                        Against
       of Association of the Company




--------------------------------------------------------------------------------------------------------------------------
 GAIL INDIA LTD                                                                              Agenda Number:  700802386
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2682X135
    Meeting Type:  AGM
    Meeting Date:  28-Sep-2005
          Ticker:
            ISIN:  INE129A01019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2005, audited profit and loss
       account for the YE 31 MAR 2005, the Board s
       report and addendum thereto, the Auditors
       report and the comments thereupon of the Comptroller
       and the Auditor General of India

2.     Declare a dividend on equity share capital for            Mgmt          For                            For
       the FYE 31 MAR 2005; the Board has recommended
       a total dividend of 80% on the paid-up equity
       share capital of the Company for the YE 31
       MAR 2005, including interim dividend of 40%
       on the paid-up equity share capital already
       paid

3.     Re-appoint Shri. M.R. Hingnikar as a Director,            Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Dr. A.K. Kundra as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Re-appoint Shri. B.C. Bora as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Authorize the Board of Directors to determine             Mgmt          For                            For
       and fix the remuneration of the Statutory/Branch
       Auditors of the Company for the FY 2005-06,
       as may be deemed fit by the Board

7.     Appoint Shri. M.S. Srinivasan as a Director               Mgmt          For                            For
       of the Company, who is liable to retire by
       rotation

8.     Appoint Shri. P.K. Sinha as a Director of the             Mgmt          For                            For
       Company, who is liable to retire by rotation

9.     Appoint Shri. Ajay Tyagi as a Director, who               Mgmt          For                            For
       is liable to retire by rotation




--------------------------------------------------------------------------------------------------------------------------
 GAS NATURAL SDG SA, BARCELONA                                                               Agenda Number:  700891143
--------------------------------------------------------------------------------------------------------------------------
        Security:  E5499B123
    Meeting Type:  EGM
    Meeting Date:  07-Apr-2006
          Ticker:
            ISIN:  ES0116870314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       08 APR 2006  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.

1.     Approve to increase the capital by issuing EUR            Mgmt          For                            For
       602,429,955 ordinary shares with a nominal
       value of EUR 1 each, and with issuance premium
       to be fixed by the Board of Directors at the
       time of the capital increase, in conformity
       with Section 159.1.C of the Spanish Limited
       Companies Act, Ley De Sociedades Anonimas,
       the capital increase consideration will be
       non-cash, in the form of Endesa, S.A. shares
       for those holders of Endesa S.A. shares who
       will accept the take over bid made by Gas Natural
       SDG, S.A. the capital increase excludes the
       preferential subscription on right and expressly
       includes the possibility that the increase
       is not fully taken up

2.     Approve to make an application, before the relevant       Mgmt          For                            For
       Spanish and Foreign Bodies, for the newly issued
       shares to be quoted on Madrid, Barcelona, Bilbao
       and Valencia Stock Exchanges, listed in the
       Electronic Stock Market, Mercado Continuo,
       and traded on the New York Stock Exchange through
       ADSS, under the provisions applicable to every
       case

3.     Approve the delegation of powers to the Board             Mgmt          For                            For
       of Directors, under the provisions of Article
       153.1.A of the Spanish Limited Companies Act,
       and with authority to deputy the powers granted
       to it by the meeting, to fix those terms and
       conditions of the capital increase that are
       not set by the general meeting, including,
       but not limited to the issuance premium amount,
       the final specifications of the capital increase
       resulting from the acceptances of the take
       over bid, the amendments of Article 5 and first
       paragraph of Article 6 of the Articles of Association
       that may be needed on the base of the resulting
       corporate capital amount, and the delivery
       and execution of any necessary public instruments
       and private documents in order to put into
       effect the agreed capital increase

4.     Ratify the appointment of the Director                    Mgmt          For                            For

5.     Authorize the Board of Directors to construe,             Mgmt          For                            For
       rectify, complement, implement and develop
       the agreements adopted by the meeting, with
       authority to deputy the powers granted to it
       by the meeting and convert such agreements
       into a public instrument




--------------------------------------------------------------------------------------------------------------------------
 GAS NATURAL SDG SA, BARCELONA                                                               Agenda Number:  700964845
--------------------------------------------------------------------------------------------------------------------------
        Security:  E5499B123
    Meeting Type:  OGM
    Meeting Date:  08-Jun-2006
          Ticker:
            ISIN:  ES0116870314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       09 JUN 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED.  THANK YOU.

1.     Receive and approve the annual accounts, balance          Mgmt          For                            For
       sheet, profit and loss account and notes to
       the accounts, as well as the Management report
       of Gas Natural SDG, Sociedad Anonima, and its
       consolidated Group proposed application of
       profits, activities and performance of the
       Board of Directors, all of the foregoing with
       reference to the FYE 31 DEC 2005

2.     Approve to transfer funds from the account maintained     Mgmt          For                            For
       in anticipation of voluntary depreciation,
       as per the Royal Decree 2-1985 dated 30 APR,
       to the voluntary reserve account

3.     Amend Articles 26  about AGM of shareholders,             Mgmt          For                            For
       in order to bring it into line with section
       95.2 of the Spanish Limited Companies Act,
       Ley De Sociedades Anonimas, restated pursuant
       to the Spanish Act 19-2005 dated 14 NOV  and
       28  about AGM notice of shareholders, in order
       to bring it into line with Section 97, Paragraphs
       1 to 4, of the Spanish Limited Companies Act,
       restated pursuant to the Spanish Act 19-2005
       dated 14 NOV  of the Articles of Association

4.     Amend Articles 3  about types of general meetings,        Mgmt          For                            For
       in order to bring it into line with the restated
       Article 26 of the Articles of Association ,
       4  about general meeting notices, in order
       to bring it into line with the restated Articles
       26 and 28 of the Articles of Association  and
       19, about proposals, in order to bring it into
       line with the restated Article 28 of the articles
       of association  of the Articles of Association

5.     Ratify, appoint or re-appoint the Directors               Mgmt          For                            For

6.     Authorize the Board of Directors to issue bonds,          Mgmt          For                            For
       debentures and other similar securities, either
       simple or secured, not convertible into shares,
       of the class and for the amount that the general
       meeting may deem appropriate, in conformity
       with the legal provisions, rendering void for
       the amount not use d the authority granted
       thereto by the general meeting held on 30 APR
       2002

7.     Authorize the Board of Directors the authority            Mgmt          For                            For
       to carry out the derivative acquisition of
       own shares, either directly or via subsidiaries,
       under the terms agreed by the general meeting
       and within the legal limit s and requirements,
       rendering void the authorization granted thereto
       b y the general meeting held on 20 APR 2005

8.     Grant delegate powers to complement, develop,             Mgmt          For                            For
       rectify and execute the resolutions adopted
       by the general meeting




--------------------------------------------------------------------------------------------------------------------------
 GEDEON RICHTER LTD                                                                          Agenda Number:  700906540
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3124X114
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  HU0000067624
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       THE SAME DATE, 26 APR 2006 AT 16:00. CONSEQUENTLY,
       YOUR VOTING INSTRUCTIONS WILL REMAIN VALID
       FOR ALL CALLS UNLESS THE AGENDA IS AMENDED.
       PLEASE BE ALSO ADVISED THAT YOUR SHARES WILL
       BE BLOCKED UNTIL THE QUORUM IS MET OR THE MEETING
       IS CANCELLED. THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       on the 2005 business activities of the Company
       and presentation of the annual report prepared
       in accordance with the accounting act

2.     Approve the report of the Auditor                         Mgmt          For                            For

3.     Approve the report of the Supervisory Committee           Mgmt          For                            For

4.     Approve to determine and allocate the 2005 after          Mgmt          For                            For
       tax profit of the Company, declaration of dividends
       for the 2005 business year on the preference
       and common shares

5.     Approve the 2005 annual report of the Company             Mgmt          For                            For
       prepared in accordance with the accounting
       act, including the 2005 balance sheet

6.     Approve the report on the 2005 business activities        Mgmt          For                            For
       of the Richter group and presentation of the
       consolidated report prepared in accordance
       with the IFRS

7.     Approve the report of the Auditor on the consolidated     Mgmt          For                            For
       report

8.     Approve the report of the Supervisory Board               Mgmt          For                            For
       on the consolidated report

9.     Approve the 2005 consolidated report                      Mgmt          For                            For

10.    Authorize the Board of Directors to purchase              Mgmt          For                            For
       own shares of the Company

11.    Approve the applications submitted to the Company         Mgmt          Abstain                        Against
       by the holders of the preference shares for
       the conversion of their respective preference
       shares into common shares

12.    Approve the introduction on the Budapest Stock            Mgmt          For                            For
       Exchange and the Luxembourg Stock Exchange
       of the common shares converted from preference
       shares by request

13.    Amend the Company s Statutes                              Mgmt          Abstain                        Against

14.    Approve the consolidated text of the Company              Mgmt          Abstain                        Against
       s Statutes  including amendments

15.    Elect the Members of the Supervisory Committee            Mgmt          For                            For

16.    Approve the remuneration of the Members of the            Mgmt          Abstain                        Against
       Supervisory Committee

17.    Elect the Members of the Board of Directors               Mgmt          For                            For

18.    Approve the remuneration of the Members of the            Mgmt          Abstain                        Against
       Board of Directors

19.    Elect the Company s Statutory Auditor                     Mgmt          For                            For

20.    Approve the remuneration of the Company s Statutory       Mgmt          Abstain                        Against
       Auditor

21     Miscellaneous                                             Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 GERMANOS SA                                                                                 Agenda Number:  700856163
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3201S103
    Meeting Type:  EGM
    Meeting Date:  09-Jan-2006
          Ticker:
            ISIN:  GRS363333006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to change the Company s headquarters              Mgmt          For                            For

2.     Amend Article 2 of the Company s Statute regarding        Mgmt          For                            For
       the above change and codification in one unified
       text

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 278081 DUE TO CHANGE IN THE MEETING DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GLOBE TELECOM INC                                                                           Agenda Number:  700873765
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y27257149
    Meeting Type:  OGM
    Meeting Date:  04-Apr-2006
          Ticker:
            ISIN:  PHY272571498
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the determination of quorum                       Mgmt          For                            For

2.     Approve the minutes of previous meeting                   Mgmt          For                            For

3.     Approve the annual report of the Officers                 Mgmt          For                            For

4.     Ratify all acts and resolutions of the Board              Mgmt          For                            For
       of Directors and Management adopted in the
       ordinary course of business during the preceding
       year

5.     Elect the Directors  including the Independent            Mgmt          For                            For
       Directors

6.     Elect the Auditors and approve to fix their               Mgmt          For                            For
       remuneration

7.     Any other business                                        Other         Abstain                        *

8.     Adjournment                                               Mgmt          For                            For

       PLEASE NOTE THAT THIS IS AN AGM.THANK YOU.                Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 GOME ELECTRICAL APPLIANCES HOLDING LTD                                                      Agenda Number:  700935553
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3978C108
    Meeting Type:  SGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  BMG3978C1082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the: conditional agreement  the Acquisition       Mgmt          For                            For
       Agreement dated 29 MAR 2006 entered into between
       Gome Holding Limited, Mr. Wong Kwong Yu and
       the Company, as specified, pursuant to which
       the Company has conditionally agreed to acquire
       from Gome Holding Limited a 35% equity interest
       in Gome Appliance Company Limited; conditional
       upon the Listing Committee of The Stock Exchange
       of Hong Kong Limited granting the listing of,
       and the permission to deal in, the consideration
       shares as specified , the issue of the consideration
       shares as part payment of the consideration
       under the Acquisition Agreement; authorize
       any 1 Director, or any 2 Directors of the Company
       if the affixation of the common seal is necessary
       to execute for and on behalf of the Company
       all such other documents, instruments and agreements
       and to do all such acts or things deemed by
       him/her/them to be incidental to, ancillary
       to or in connection with the matters contemplated
       in the Acquisition Agreement and completion
       thereof




--------------------------------------------------------------------------------------------------------------------------
 GOME ELECTRICAL APPLIANCES HOLDING LTD                                                      Agenda Number:  700929423
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3978C108
    Meeting Type:  AGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  BMG3978C1082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Approve the payment of a final dividend for               Mgmt          For                            For
       the YE 31 DEC 2005

3.     Re-elect, pursuant to Bye-Law 99(B) of the Bye-Laws:      Mgmt          For                            For
       Mr. Wong Kwong Yu, Ms. Du Juan as the Executive
       Directors; Mr. Lam Pang and Mr. Ng Kin Wah
       as the Executive Directors, who retires by
       rotaion, in accordance with the Bye-Laws 99(A)
       and 99(B); Mr. Sun Qiang Chang and Mr. Mark
       C. Greaves as the Non-Executive Directors who
       retires pursuant to Bye-Law 102(B); and Mr.
       Sze Tsai Ping, Michael, Chang Yuk Sang as the
       Independent Non-Executive Directors

4.     Re-appoint Ernst & Young as the Auditors and              Mgmt          For                            For
       authorize the Board of Directors of the Company
       to fix their remuneration

5.A    Authorize the Directors of the Company to allot,          Mgmt          Against                        Against
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options, including warrants,
       during and after the relevant period, not exceeding
       20% of the aggregate nominal amount of the
       issued share capital of the Company, otherwise
       than pursuant to i) a rights issue; or ii)
       the exercise of rights of subscription or conversion
       attaching to any warrants issued by the Company
       or any securities which are convertible into
       shares; or iii)the exercise of any option scheme
       or similar arrangement; or iv) any scrip dividend
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       the next AGM is to be held by law

5.B    Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares on the Stock Exchange of Hong Kong Limited
       the Stock Exchange  on any other stock exchange
       on which the shares may be listed and recognized
       for this purpose by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       under the Hong Kong Code, subject to and in
       accordance with all applicable laws and regulations,
       not exceeding 10% of the aggregate nominal
       amount of the issued share capital;  Authority
       expires the earlier of the conclusion of the
       next AGM or the expiration of the period within
       which the next AGM is to be held by law

5.C    Approve, conditional upon the passing of Resolutions      Mgmt          Against                        Against
       5.A and 5.B, to extend the general mandate
       granted to the Directors to allot, issue and
       deal with the shares pursuant to Resolution
       5.A, by an amount representing the aggregate
       nominal amount of the share capital repurchased
       pursuant to Resolution 5.B, provided that such
       amount does not exceed 10% of the aggregate
       nominal amount of the issued share capital
       of the Company at the date of passing this
       resolution

S.6    Amend the Bye-Laws 1, 36, 70(iv), 70(v), 99(A),           Mgmt          For                            For
       99(B), 102(B), 104, 162(B), 162(C) and (D),
       167, 169 and 182(vi) as specified; authorize
       any Director of the Company to take such further
       action as he/she may, at his/her sole and absolute
       discretion, think fit for and on behalf of
       the Company to implement the aforesaid amendments
       to the existing Bye-Laws




--------------------------------------------------------------------------------------------------------------------------
 GROUPE DANONE, PARIS                                                                        Agenda Number:  700894846
--------------------------------------------------------------------------------------------------------------------------
        Security:  F12033134
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  FR0000120644
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE MEETING DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

O.1    Receive the report of the Board of Directors              Mgmt          For                            For
       and the Auditors  general report and approve
       the Company s financial statements and the
       balance sheet for the YE 31 DEC 2005

O.2    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the statutory Auditors, and approve the
       consolidated financial statements for the said
       FY in the form presented to the meeting

O.3    Acknowledge the earnings for the FY 2005 amount           Mgmt          For                            For
       to EUR 809,932,308.20 retained earnings for
       the FY amount to EUR 1,360,276,241.26 an available
       amount for distribution of EUR 2,170,208,549.46
       to be appropriated as follows: dividend: EUR
       449,199,823.00 retained earnings: EUR 1,721,008,726.46
       the shareholders will receive a net dividend
       of EUR 1.70 per share, and will entitle to
       the 40% allowance provided by the French tax
       code, this dividend will be paid on 10 MAY
       2006 the amount of the dividend on self-held
       shares will be allocated to the retained earnings
       account as required by law, it is reminded
       that, for the last three FY the dividends paid
       per share, were as follows: EUR 1.15 for FY
       2002 with a tax credit of EUR 0.575 EUR 1.225
       for FY 2003 with a tax credit of EUR 0.6125
       EUR 1.35 for FY 2004

O.4    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Articles l-225-38 ET
       sequence of the French Commercial Code, and
       approve the said report and the agreements
       referred to therein

O.5    Approve to renew the appointment of Mr. Richard           Mgmt          For                            For
       Goblet D Alviella as a Director, for a 3 year
       period

O.6    Approve to renew the appointment of Mr. Christian         Mgmt          For                            For
       Laubie as a Director, for a 3 year period

O.7    Approve to renew the appointment of Mr. Jean              Mgmt          For                            For
       Laurent as a Director, for a 3 year period

O.8    Approve to renew the appointment of Mr. Hakan             Mgmt          For                            For
       Mogren as a Director, for a 3 year period

O.9    Approve to renews the appointment of Mr. Benoit           Mgmt          For                            For
       Potier as a Director, for a 3 year period

O.10   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for the authority of the general meeting of
       22 APR 2005, to sell, keep or transfer the
       Company shares on the stock market, pursuant
       to a share repurchase program, in accordance
       with the French Commercial Code and subject
       to the following conditions: maximum purchase
       price: EUR 120.00; maximum number of shares
       to be acquired: 18,000,000 shares; and total
       funds invested in the share buyback: EUR 2,16,000,000.00;
       Authority expires at the end of 18 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

O.11   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for the authority of the general meeting of
       22 APR 2005, to proceed, in France or abroad,
       with issuing ordinary bonds or similar fixed-term
       or unfixed-term subordinated securities, of
       maximum nominal amount of EUR 4,000,000,000.00;
       Authority expires at the end of 5 years ;
       and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.12   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for the authority of the general meeting of
       22 APR 2005, to increase the share capital,
       on one or more occasions, by issuing ordinary
       shares or securities, not exceeding a nominal
       amount of EUR 3,000,000.00, giving access to
       the Company ordinary shares in favour of employees
       of the Company, who are members of a Company
       s savings plan and Companies in which Groupe
       Danone, holds at least 10% of the capital or
       the voting rights;  Authority expires at the
       end of 26 months ; and authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

E.13   Grant all powers to the bearer of an original,            Mgmt          For                            For
       a copy or an extract of the minutes of the
       meeting to accomplish all filings, publications
       and other formalities prescribed by law

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE NUMBERING OF THE RESOLUTIONS. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO BANORTE SA DE CV GFNORTE                                                   Agenda Number:  700807778
--------------------------------------------------------------------------------------------------------------------------
        Security:  P49501201
    Meeting Type:  OGM
    Meeting Date:  06-Oct-2005
          Ticker:
            ISIN:  MXP370711014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to distribute a cash dividend                     Mgmt          For                            For

2.     Approve to increase the Company s capital                 Mgmt          For                            For

3.     Approve to designate the comptrollers of the              Mgmt          For                            For
       Company and determine their remuneration

4.     Approve the designation of a delegate or the              Mgmt          For                            For
       delegates to formalize and execute the resolutions
       adopted by the meeting

5.     Approve the meeting minutes                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO BANORTE SA DE CV GFNORTE                                                   Agenda Number:  700932862
--------------------------------------------------------------------------------------------------------------------------
        Security:  P49501201
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  MXP370711014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve the Board of Directors  report to which           Mgmt          For                            For
       the Article 172 of the General Mercantile Companies
       Law refers, for the FYE 31 DEC 2005, taking
       into account the Commissioner s report as well
       as the Audit Committee s report

II.    Approve the allocation of profits                         Mgmt          For                            For

III.   Appoint the Members of the Board of Directors             Mgmt          For                            For
       and Commissioners of the Company

IV.    Approve to set the compensation for the Members           Mgmt          For                            For
       of the Board of Directors and Commissioners
       of the Company

V.     Approve the Board of Directors  report on the             Mgmt          For                            For
       operations carried out with own shares during
       2005, as well as the setting of the maximum
       amount of resources that may be allocated for
       the purchase of own shares for the FY 2006

VI.    Appoint a delegate or delegates to formalize              Mgmt          For                            For
       and carry out, if relevant, the resolutions
       passed at the meeting

VII.   Approve the minutes of the meeting                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 H D F C BANK LTD                                                                            Agenda Number:  700969213
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3119P117
    Meeting Type:  AGM
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  INE040A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2006 and profit and loss account
       for the YE on that date and reports of the
       Directors and the Auditors

2.     Declare a final dividend                                  Mgmt          For                            For

3.     Re-appoint Mr. Keki Mistry as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mrs. Renu Kamad as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Appoint, subject to the approval of the Reserve           Mgmt          For                            For
       Bank of India, M/s. Haribhakti & Co., Chartered
       Accountants, in respect of whom the Bank has
       received a special notice pursuant to Section
       225 of the Companies Act, 1956 to hold the
       office from conclusion of this meeting till
       the conclusion of the next AGM and the remuneration
       to be fixed by the Audit and Compliance Committee
       of the Board of best interest of the Bank,
       for the purpose of audit of the Bank s accounts
       at its Head Office and all of its Branch Offices

S.6    Re-appoint, pursuant to the applicable provisions         Mgmt          For                            For
       of the Companies Act, 1956, Section 35-B and
       other applicable provisions, if any, of the
       Banking Regulation Act, 1949 and subject to
       the approvals, as may be necessary from the
       Reserve Bank of India and other concerned authorities
       or bodies and subject to the conditions as
       may be prescribed by any of them while granting
       such approvals, the approval of the Members
       of the Bank, Mr. Aditya Puri as Managing Director
       for a period of 3 years with effect from 01
       APR 2007 and the revision in the remuneration
       and perquisites of Mr. Puri as specified and
       in case of absence or inadequancy of profit
       in any FY, the aforesaid remuneration and perquisites
       shall be paid to Mr. Puri as minimum remuneration;
       and if the services of Mr. Puri are terminated
       by the Bank without any default/breach on the
       part of Mr. Puri, he shall be entitled to receive
       as termination allowances an amount equal to
       the salary, perquisites and benefits that he
       would have otherwise received for the remainder
       of his tenure, has the said services not been
       terminated; and authorize the Board to do all
       such acts, deeds, matters and things and to
       execute any agreements, documents or instructions
       as may be required to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 HANIL CEMENT CO LTD                                                                         Agenda Number:  700883475
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3050K101
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2006
          Ticker:
            ISIN:  KR7003300001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation and unappropriated
       retained earnings

2.A    Elect Mr. Ki-Ho Heo as a Director                         Mgmt          For                            For

2.B    Elect Mr. Bang-Yeon Han as a Director                     Mgmt          For                            For

2.C    Elect Mr. Seung-Du Baek as a Director                     Mgmt          For                            For

2.D    Elect Mr. Hyun-Sic Kim, as a Director                     Mgmt          For                            For

3.     Elect Chi-Won Kang as the Auditors                        Mgmt          For                            For

4.     Approve the remuneration limit for the Directors          Mgmt          For                            For

5.     Approve the remuneration limit for the Auditors           Mgmt          For                            For

6.     Amend the Retirement Benefit Plan for Directors           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HARBIN POWER EQUIPMENT CO LTD                                                               Agenda Number:  700976319
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y30683109
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2006
          Ticker:
            ISIN:  CN0008935511
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the report of the Directors           Mgmt          For                            For
       for the YE 31 DEC 2005

2.     Receive and approve the report of the Supervisory         Mgmt          For                            For
       Committee for the YE 31 DEC 2005

3.     Receive and approve the audited accounts of               Mgmt          For                            For
       the Company and the Auditors  report for the
       YE 31 DEC 2005

4.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       the Company s Auditors and authorize the Board
       of Directors of the Company to fix their remuneration

5.     Declare the 2005 final dividend of RMB 0.0610             Mgmt          For                            For
       per share

6.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       to appoint any person to fill in a casual vacancy
       in the Board of Directors or as an additional
       Director;  Authority expires at the conclusion
       of the next following AGM

7.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       with complying the related regulations of the
       laws and rules and in their considered proper
       opportunity, to place the new shares at once
       or many times, which per value total amount
       will be no more than 20% of the Company s listed
       H shares per value total amount on this resolution
       approval day;  Authority expires the earlier
       of 12 months or until the AGM of the Company
       approves the special decision to withdraw or
       modify this resolution ; and authorize the
       Board of Directors of the Company, conditional
       of placing the new shares is approved, to make
       necessary revision on the Clause 15 and the
       Clause 16 in the Articles of Association of
       the Company, in order to reflect the alterations
       of the Company s capital stock structure and
       the registered capital, which results from
       the new shares placing

8.     Re-elect the Supervisory Committee of the  Board          Mgmt          For                            For
       of Directors

9.     Amend the Articles of Association of the Company          Mgmt          For                            For
       pursuant to the related revision of the rules
       governing the Listing of Securities on the
       Stock Exchange of Hong Kong Limited Exchange
       Listing Rules  and the Company Law of the People
       s Republic of China

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HARMONY GOLD MINING CO LTD                                                                  Agenda Number:  700808972
--------------------------------------------------------------------------------------------------------------------------
        Security:  S34320101
    Meeting Type:  AGM
    Meeting Date:  04-Nov-2005
          Ticker:
            ISIN:  ZAE000015228
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited financial statements of the             Mgmt          For                            For
       Company for the YE 30 JUN 2005, including the
       reports of the Directors and Auditors

2.     Approve to fix the remuneration of the Directors          Mgmt          For                            For

3.     Elect Mr. J.A. Chissano as a Director in terms            Mgmt          For                            For
       of the Company s Article of Association

4.     Re-elect Mr. Frank Abbott, Mr. Patrice Motsepe            Mgmt          For                            For
       and Mr. Cedric M.A. Savage as the Directors
       in terms of Harmony s Articles of Association

5.S.1  Approve, that the Company may, as a general               Mgmt          For                            For
       approval in terms of Section 85 (2) of the
       Companies Act, 1973 (Act 61 of 1973), as amended,
       acquire, from time to time, such number of
       its securities at such price or prices and
       on such other terms and conditions as the Directors
       may from time to time determine, but subject
       to the requirements from time to time of any
       stock exchange upon which the Company s securities
       may be quoted or listed and to the following
       requirements of the JSE Limited OSE): the repurchase
       of securities shall be effected through the
       order book operated by the JSE trading system
       and done without any prior understanding or
       arrangement between the Company and the counter
       party; the repurchase of securities must be
       authorized by the Company s Articles of Association;
       repurchases may not be made at a price more
       than 10% above the weighted average of the
       market value for the securities for the five
       business days immediately preceding the date
       on which the transaction is effected; at any
       point in time, the Company may only appoint
       one agent to effect any repurchase(s) on the
       Company s behalf; the Company may only undertake
       a repurchase of the securities if, after such
       repurchase, it still complies with the Listings
       Requirements of the JSE concerning shareholder
       spread requirements; and the Company or its
       subsidiaries may not repurchase the Company
       s shares during a prohibited period, as defined
       in the Listings Requirements of the JSE;  Authority
       expires the earlier of the conclusion of the
       next AGM or for 15 months from the date

6.O1   Amend, subject to the approval of the JSE and             Mgmt          Abstain                        Against
       the Directors of the Company, the Harmony (2003)
       Share Option Scheme (approved by shareholders
       on 14 NOV 2003) be amended by the deletion
       of Clause 3.2 and the substitution thereof
       by new clause

7.O2   Authorize the Directors of the Company to allot           Mgmt          For                            For
       and issue, after providing for the requirements
       of the Harmony (1994) Share Option Scheme,
       the Harmony (2001) Share Option Scheme and
       the Harmony (2003) Share Option Scheme, 10%
       of the remaining unissued securities in the
       capital of the Company, being 80,665,881 ordinary
       shares of 50 cents each as at 01 SEP 2005,
       at such time or times to such person or persons;
       or Bodies Corporate upon such terms and conditions
       as the Directors may from time to time at their
       sole discretion determine, subject to the provisions
       of the Companies Act, 1973 (Act 61 of 1973),
       as amended, and the Listings Requirements of
       JSE Limited

8.O3   Authorize the Directors of the Company to allot           Mgmt          Against                        Against
       and issue equity securities including the grant
       or issue of options or securities that are
       convertible into an existing class of equity
       securities for cash (or the extinction of a
       liability, o or commitment, restraint(s), of
       expenses) on such terms a as the directors
       may from time to time at their sole discretion
       deem fit, as and when suitable o arise therefore,
       but subject t requirements of the JSE: the
       equity securities which are the subject of
       the issue for cash must be of a class already
       in issue, or re this is not the case, must
       be limited to such securities or rights that
       are convertible into a class in issue; the
       equity securities must be issued to public
       shareholders, as defined Listings Requirements
       of the JSE, and not to related parties; equity
       securities which are the subject of general
       issues for cash: i) in the aggregate, in any
       one FY, may not exceed 15% of the relevant
       number of equity securities in issue of that
       class (for purposes of determining the securities
       comprising the 15% number in any one year,
       account must be taken of the dilution effect,
       in the year of issue of options/convertible
       securities, by including the number of any
       equity securities which may be issued in future
       arising out of the issue of such options/convertible
       securities); ii) of a particular class, will
       be aggregated with any securities that are
       compulsorily convertible into securities of
       that class, and, in the case of the issue of
       compulsorily convertible securities, aggregated
       with the securities of that class into which
       they are compulsorily convertible; iii) as
       regards the number of securities which may
       be issued (the 15% number), shall be based
       on the number of securities of that class in
       issue added to those that may be issued in
       future (arising from the conversion of options/convertible securities), at the date of such application:
       1) less any securities of the class issued,
       or to be issued in future arising from options/
       convertible securities issued, during the current
       financial year; 2) plus any securities of that
       class to be issued pursuant to: (aa)a rights
       issue which has been announced, is irrevocable
       and is fully underwritten; or (bb)an acquisition
       which has had final terms announced may be
       induced, as though they were securities in
       issue as at the date of application; d) the
       maximum discount at which equity securities
       may be issued is 10% of the weighted average
       traded price of such securities measured over
       the 30 business days prior to the date that
       the price of the issue is determined or agreed
       by the Directors of the Company; the JSE will
       be consulted for a ruling if the Company s
       securities have not traded in such 30 business
       day period; the Company will only transact
       in derivative transactions relating to the
       repurchase of securities if, with regard to
       the price of the derivative: i) the strike
       price of any put option written by the Company
       less the. value of the premium received by
       the Company for that put option may not be
       greater than the fair value of a forward agreement
       based on a spot price not greater than 10%
       above the weighted average of the market value
       for the securities for the five business days
       immediately preceding the date on which the
       transaction is effected; ii) the strike price
       of any call option may be greater than 10%
       above the weighted average of the market value
       for the securities for the five business days
       immediately preceding the date on which the
       transaction is effected at the time of entering
       into the derivative agreement, but the company
       may exercise the call option if it is more
       than 10% out of the money iii) the strike price
       of the forward agreement may be greater than
       10% above the weighted average of the market
       value for the securities for the five business
       days immediately preceding the date on which
       the transaction is effected but limited to
       the fair value of a forward agreement calculated
       from a spot price not greater than 10% above
       the weighted average of the market value for
       the securities for the five business days immediately
       preceding the date on which the transaction
       is effected




--------------------------------------------------------------------------------------------------------------------------
 HARVEST NATURAL RESOURCES, INC.                                                             Agenda Number:  932497678
--------------------------------------------------------------------------------------------------------------------------
        Security:  41754V103
    Meeting Type:  Annual
    Meeting Date:  18-May-2006
          Ticker:  HNR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       STEPHEN D. CHESEBRO'                                      Mgmt          For                            For
       JOHN U. CLARKE                                            Mgmt          For                            For
       JAMES A. EDMISTON                                         Mgmt          For                            For
       H.H. HARDEE                                               Mgmt          For                            For
       PATRICK M. MURRAY                                         Mgmt          For                            For
       J. MICHAEL STINSON                                        Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE YEAR ENDING DECEMBER 31, 2006.

03     TO APPROVE THE HARVEST NATURAL RESOURCES 2006             Mgmt          For                            For
       LONG TERM INCENTIVE PLAN.




--------------------------------------------------------------------------------------------------------------------------
 HI-P INTERNATIONAL LTD                                                                      Agenda Number:  700916577
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y32268107
    Meeting Type:  EGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  SG1O83915098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the offer and grant to Mr Yao Hsiao               Mgmt          For                            For
       Tung, a controlling shareholder of the Company
       of an option in accordance with the provisions
       of the Hi-P Employee Share Option Scheme, on
       the following terms: a) Offer date: any time
       within one month from the date of EGM; b) Number
       of Shares: 1,000,000 shares  comprising approximately
       0.11% of the issued shares at the latest practicable
       date ; c) Exercise price per share: the 1,000,000
       shares shall be offered at the market price
       of shares; and d) Exercise Period: 40%, of
       the Option to subscribe for 1,000,000 shares
       is exercisable at any time after the expiry
       of 12 months from the date of grant, 30% of
       the Option may be exercisable after 24 months
       and the remaining 30% of the option may be
       exercised after the expiry of 36 months from
       the date grant, such option to expire after
       10 years from the date of grant

2.     Approve the offer and grant to Madam Wong Huey            Mgmt          For                            For
       Fang, a controlling shareholder of the Company,
       of an option in accordance with the provisions
       of the Hi-P Employee Share Option Scheme, on
       the following terms: a) Offer date: any time
       within one month from the date of EGM; b) Number
       of Shares: 248,000 shares  comprising approximately
       0.03% of the issued shares at the latest practicable
       date ; c) Exercise price per share: the 248,000
       shares shall be offered at the market price
       of shares; and d) Exercise Period: 40%, of
       the Option to subscribe for 248,000 shares
       is exercisable at any time after the expiry
       of 12 months and the remaining 30% of the option
       may be exercised after the expiry of 36 months
       from the date of grant, such option to expire
       after 10 years from the date of grant

S.1    Amend the Memorandum of Association of the Company        Mgmt          For                            For
       as specified

S.2    Amend the Articles of Association of the Company          Mgmt          For                            For
       as specified




--------------------------------------------------------------------------------------------------------------------------
 HI-P INTERNATIONAL LTD                                                                      Agenda Number:  700926922
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y32268107
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  SG1O83915098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       the audited accounts of the Company for the
       YE 31 DEC 2005, together with the Auditors
       report thereon

2.     Declare a first and final dividend of 1.0 Singapore       Mgmt          For                            For
       cent per share less income tax for the YE 31
       DEC 2005

3.     Re-elect Mr. Wong Meng Meng as a Director, who            Mgmt          For                            For
       retires pursuant to Article 91 of the Company
       s Articles of Association

4.     Re-elect Mr. Yeo Tiong Eng as a Director, who             Mgmt          For                            For
       retires pursuant to Article 91 of the Company
       s Articles of Association

5.     Approve to pay the Directors  fees of SGD 338,000.00      Mgmt          For                            For
       for the YE 31 DEC 2005

6.     Re-appoint Messrs. Ernst & Young as the Company           Mgmt          For                            For
       s Auditors and authorize the Directors to fix
       their remuneration

       Transact any other business                               Non-Voting    No vote

7.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       161 of the Companies Act, Chapter 50 and Rule
       806(2) of the listing manual of the Singapore
       Exchange Securities Trading Limited  Listing
       Manual , to allot and issue shares in the Company
       and issue convertible securities and any shares
       in the Company pursuant to convertible securities
       whether by way of rights, bonus or otherwise
       at any time and upon such terms and conditions
       and for such purposes and to such persons as
       the Directors shall in their absolute discretion
       deem fit, provided that the aggregate number
       of shares to be issued pursuant to such authority
       shall not exceed 50% of the issued share capital
       of the Company, of which the aggregate number
       of shares to be issued other than on pro-rata
       basis to shareholders of the Company does not
       exceed 20% of the issued share capital of the
       Company and the percentage of issued share
       capital is based on the issued share capital
       of the Company at the time this resolution
       is passed after adjusting for: i) new shares
       arising from the conversion or exercise of
       convertible securities; ii) new shares arising
       from exercising share options or vesting of
       share awards outstanding or subsisting at the
       time of the passing of this resolution, provided
       the options or awards were granted in compliance
       with the rules of the listing manual; and iii)
       any subsequent consolidation or subdivision
       of shares;  Authority expires the earlier of
       the conclusion of the next AGM of the Company
       or the date by which the next AGM is required
       by Law

8.     Authorize the Directors of the Company, pursuant          Mgmt          For                            For
       to Section 161 of the Companies Act, Chapter
       50, to offer and grant options in accordance
       with the Hi-P Employee Share Option Scheme
       Scheme  and to issue such shares as may be
       required to be issued pursuant to the exercise
       of the options granted under the scheme provided
       always that the aggregate number of shares
       to be issued pursuant to the scheme shall not
       exceed 15% of the issued share capital of the
       Company from time to time




--------------------------------------------------------------------------------------------------------------------------
 HIKMA PHARMACEUTICALS PLC, LONDON                                                           Agenda Number:  700954286
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4576K104
    Meeting Type:  AGM
    Meeting Date:  25-May-2006
          Ticker:
            ISIN:  GB00B0LCW083
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts for the FYE 31 DEC 2005,             Mgmt          For                            For
       together with the reports of the Directors
       and the Auditors thereon

2.     Declare a final dividend on the Ordinary Shares           Mgmt          For                            For
       of GBP 0.89 cents per ordinary share in respect
       of the YE 31 DEC 2005, payable on 30 MAY 2006
       to ordinary shareholders on the Register at
       the dose of business on 28 APR 2006

3.     Re-appoint Mr. Samih Darwazah, in accordance              Mgmt          For                            For
       with Article 110 of the Company s Articles
       of Association

4.     Re-appoint Mr. Mazen Datwazah, in accordance              Mgmt          For                            For
       with Article 110 of the Company s Articles
       of Association

5.     Re-appoint Mt Ali Al-Husry, in accordance with            Mgmt          For                            For
       Article 110 of the Company s Articles of Association

6.     Re-appoint Mr. Michael Ashton, in accordance              Mgmt          For                            For
       with Article 110 of the Company s Articles
       of Association

7.     Re-appoint Mr. Breffni Byrne, in accordance               Mgmt          For                            For
       with Article 110 of the Company s Articles
       of Association

8.     Re-appoint Sir Darid Rowe-Ham, in accordance              Mgmt          For                            For
       with Article 110 of the Company s Articles
       of Association

9.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       of the Company

10.    Authorize the Directors to set the remuneration           Mgmt          For                            For
       of the Auditors

11.    Approve the Boards  report on remuneration for            Mgmt          For                            For
       the FYE 31 DEC 2005

12.    Authorize the Directors, for the purposes of              Mgmt          For                            For
       Section 80 of the Act, to allot relevant securities
       Section 80(2) of the Act  up to an aggregate
       nominal amount of GBP 5,559,947;  Authority
       expires the earlier at the conclusion of the
       AGM of the Company in 2007 or on 24 AUG 2007
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.13   Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution 12 and pursuant to Section 95
       of the Act, to allot equity securities  Section
       94 of the Act  for cash pursuant to the authority
       conferred by Resolution 12, disapplying the
       statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities: a) in connection
       with a rights issue, open offer or other offers
       in favor of ordinary shareholders; and b) up
       to an aggregate nominal amount of GBP 833,992;
       Authority expires the earlier of the conclusion
       of the AGM of the Company in 2007 or on 24
       AUG 2007 ; and, authorize the Directors to
       allot equity securities after the expiry of
       this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.14   Approve to cancel GBP 49,998 of authorized but            Mgmt          For                            For
       unissued unclassified shares  formerly issued
       as redeemable preference shares of GBP 1 each
       and following such cancellation the authorized
       share capital of the Company is GBP 50,000,000
       dividend into 500,000,000 Ordinary Shares of
       l0p each

15.    Approve, the waiver by the panel of the requirement       Mgmt          For                            For
       under Rule 9 of the Takeover Code for the Members
       of the Concert Party, both individually and
       collectively to make a general offer to shareholders
       of the Company as a result of any increase
       in the number of shares in the Company in which
       they are interested resulting from the exercise
       of the options, as a result of which the aggregate
       percentage interest in the ordinary shares
       held by the Concert Party could increase from
       36.239% to 37.188%




--------------------------------------------------------------------------------------------------------------------------
 HINDALCO INDUSTRIES LTD                                                                     Agenda Number:  700764233
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3196V169
    Meeting Type:  AGM
    Meeting Date:  12-Jul-2005
          Ticker:
            ISIN:  INE038A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2005 and profit and loss account
       for the YE on that date, the report of the
       Directors and the Auditors thereon

2.     Approve to sanction the declaration and the               Mgmt          For                            For
       payment of dividend on equity shares for the
       YE 31 MAR 2005

3.     Re-appoint Mr. S.S. Kothari as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. M.M. Bhagat as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Re-appoint Messrs Singhi & Company, Chartered             Mgmt          For                            For
       Accountants, Kolkata, pursuant to the provisions
       of Section 224 and other applicable provisions,
       if any, of the Companies Act, 1956, as the
       Auditors of the Company until the conclusion
       of the next AGM of the Company and authorize
       the Board of Directors of the Company to fix
       their remuneration for the said period and
       reimbursement of actual out of pocket expenses,
       at may be incurred in the performance of their
       duties

6.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       supplemental to the Resolution passed at the
       34th AGM of the Company held on 15 JUL 1993
       and pursuant to Sub-section (1) (d) of Section
       293 of the Companies Act, 1956 and Articles
       73 & 74 of the Articles of Association of the
       Company and all other enabling provisions,
       if any, of the Companies Act 1956, to borrow
       for and behalf of the Company from time to
       time as they may consider fit any sum or sums
       of money in any manner and without prejudice
       to the generality thereof, by way loans, advances,
       credits, acceptance of deposits or otherwise
       in Indian rupees or any other foreign currency
       from any bank or banks or any financial institutions,
       other person or persons, and whether the same
       be unsecured or secured, and if secured, whether
       by way of mortgage, charge, hypothecation,
       pledge or otherwise in any way whatsoever,
       on, over or in respect of all or any of the
       Company assets and effects and properties including
       uncalled capital, stock in trade  including
       raw materials, stores, spares and components
       in stock or in transit  notwithstanding that
       the monies so borrowed together with the monies,
       if any, already borrowed by the Company  apart
       from temporary loans and credits obtained from
       the Company s bankers in the ordinary course
       of business  may exceed the aggregate of the
       paid up capital of the Company and its free
       reserves, i.e. reserves not set apart for any
       specific purpose, provided that, the total
       amount so borrowed by the Directors and outstanding
       at any time shall not exceed INR 10,000 crores
       over and above the aggregate of the paid up
       capital of the Company and its free reserves

7.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in terms of Section 293(1) (a) and all other
       applicable provisions, if any, of the Companies
       Act, 1956  including any statutory modification
       or re-enactment thereof for the time being
       in force , to create a further mortgage and/or
       charge on such terms and conditions and at
       such time s  in such form and manner and with
       such ranking as to priority as the Board in
       its absolute discretion thinks fit, on the
       whole or substantially the whole of the Company
       s any one or more of the undertakings or of
       all the undertakings, including the present
       and/or future properties, whether movable or
       immovable comprised in any undertaking of the
       Company as may be agreed to in favor of the
       banks, financial institutions hereafter referred
       to as lenders, and/or trustees to secure the
       term loan facility of INR 4,950 crores tied
       up by the Company, together with interest on
       the principal amounts at the respective agreed
       rates, compound interest, additional interest,
       liquidated damages, accumulated interest, commitment
       charges, costs, charges, expenses, remuneration
       of agent s /trustee s , if any and all other
       monies payable by the Company to the concerned
       banks/institutions, under the respective documents
       entered into/to be entered into by the Company;
       for mortgaging and/or charging on such terms
       and conditions, with such ranking for priority
       as maybe agreed upon with the concerned parties,
       at such time or times and in such form and
       manner, as it may think fit, the whole or substantially
       the whole of the Company s any one or more
       of the undertakings or of all the undertakings,
       including the present and/or future properties,
       whether movable or immovable comprised in any
       existing or new undertaking or undertakings
       of the Company, as the case may be, in favor
       of the lenders, including any Trustees  appointed/to
       be appointed by the Board  and/or such other
       parties, as may be required, to secure borrowings
       up to an aggregate amount not exceeding INR
       10,000 crores by the issue of non- convertible
       debentures, bonds ,term loans and/or such other
       instrument s  including foreign currency borrowings
       as the Board may think fit, to be issued in
       one or more tranches, to such bodies corporate,
       financial institutions, mutual funds, banks,
       foreign financial institutions, or and upon
       such terms and conditions as may be decided
       by the Board, together with interest at the
       respective agreed rates, compound interest,
       additional interest, liquidated damages, accumulated
       interest, commitment charges, premium on prepayment
       or on redemption, costs, charges, expenses
       and other monies covered by the aforesaid financial
       assistance under the respective documents to
       be entered into by the Company in respect of
       the said issue of debentures/bonds/term loans/other
       instrument s  including foreign currency borrowings,
       in terms of their issue; approve that the securities
       to be created by the Company as aforesaid may
       rank prior/pari passu/subservient with/to the
       mortgages and/or charges already created or
       to be created in future by the Company and
       as may be agreed to between the concerned parties;
       authorize the Board or any Committee or Persons
       authorized by the Board, for the purpose of
       giving effect to this resolution, to finalize,
       settle and execute such documents/deeds/writings/papers/agreements as may be required and to do all acts, deeds,
       matters and things, as it may in its absolute
       discretion deem necessary, proper or desirable
       and to settle any question, difficulty or doubt
       that may arise in regard to creating mortgage/charge
       as aforesaid or otherwise considered to be
       in the best interests of the Company




--------------------------------------------------------------------------------------------------------------------------
 HINDALCO INDUSTRIES LTD                                                                     Agenda Number:  700778977
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3196V169
    Meeting Type:  EGM
    Meeting Date:  06-Aug-2005
          Ticker:
            ISIN:  INE038A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve that, pursuant to Section 94 and other            Mgmt          For                            For
       applicable provisions if any of the Companies
       Act 1956  including any amendment thereto or
       any re-enactment thereof , and pursuant to
       provisions of the Article of Association of
       the Company, the consent of the Company be
       accorded that each equity share of the Company
       of the face value of it 10 each be sub-divided
       into 10 equity shares of the face value of
       INR 1 each and consequently Clause V of the
       Memorandum of Association of the Company be
       altered and replaced with the new Clause; authorize
       the Board of Directors  including any committee
       thereof  of the Company to issue new shares
       including new certificates where required
       representing the sub-divided shares with new
       distinctive numbers in the aforesaid proportion
       subject to the rules as laid down in the Companies
       issue of Share Certificates  Rules, 1960 with
       an option to either exchange the new share
       certificates in lieu of cancellation of the
       old share certificates or without physically
       exchanging the share certificates, by treating
       the old share certificates as deemed to be
       cancelled and also to inform to the depositories
       to take the necessary action to give effect
       to the above and do all such acts, deeds, matters
       and things necessary or desirable in connection
       with or incidental to the sub-division of the
       equity shares of the Company; and authorize
       the Board of Directors  including any committee
       thereof  of the Company to do all such acts,
       deeds, matters and things as it may consider
       necessary, expedient, usual or proper to give
       effect to this Resolution including but not
       limited to fixation of Record Date as per the
       requirement of the Listing Agreement, execution
       of all necessary documents with Stock Exchanges
       including Luxembourg Stock Exchange, Depository
       Companies i.e. NSDL and CDSL, Custodian and
       Depository of GDRs, Reserve Bank of India and/or
       any ocher relevant statutory authority if any,
       appointment of Registrar, cancellation or rectification
       of the existing share certificates in lieu
       of the old certificates and to settle any question
       or difficulty chat may rise in regard to the
       sub-division of equity shares as aforesaid

S.2    Approve that, pursuant to Section 31 and all              Mgmt          For                            For
       other applicable provisions if any, of the
       Companies Act, 1956  including any amendment
       thereto or any re-enactment thereof , the existing
       Article 4(i)(a) of the Articles of Association
       of the Company be deleted and substituted by
       the new one; and authorize the Board of Directors
       including any committee thereof  of the Company
       to do all such acts, deeds, matters and things
       necessary or desirable in connection with or
       incidental for giving effect to the above resolution




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700776012
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  CRT
    Meeting Date:  29-Jul-2005
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Scheme of Amalgamation to be made               Mgmt          For                            For
       between Lever India Exports Limited, Lipton
       India Exports Limited, Merryweather Food Products
       Limited, TOC Disinfectants Limited, International
       Fisheries Limited and Hindustan Lever Limited,
       the Applicant Company for transfer of the undertakings
       of Lever India Exports Limited, Lipton India
       Exports Limited, Merryweather Food Products
       Limited, TOC Disinfectants Limited and International
       Fisheries Limited to the Applicant, as specified




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700776226
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  EGM
    Meeting Date:  29-Jul-2005
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A COURT MEETING.THANK            Non-Voting    No vote
       YOU.

1.     Approve the Scheme of arrangement proposed to             Mgmt          For                            For
       be made between Hindustan Lever Limited the
       Applicant Company, Tea Estates India Limited,
       the  Resulting Company, and their respective
       shareholders and creditors for the demerger
       and transfer of TEA Division of the Applicant
       Company located in the state of Tamil Nadu
       to Tea Estates India Limited




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700776252
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  CRT
    Meeting Date:  29-Jul-2005
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Scheme of Arrangement to be made              Mgmt          For                            For
       between Hindustan Lever Limited, the Applicant
       Company, Doom Dooma Tea Company Limited, the
       resulting Company, and their respective shareholders
       and the creditors for the Demerger and the
       transfer of the TEA Division of the Applicant
       Company located in the State of Assam to Doom
       Dooma Tea Company Limited




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700809570
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  EGM
    Meeting Date:  19-Oct-2005
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Grant authority, pursuant to Section 81(1A)               Mgmt          Against                        Against
       and other applicable provisions of the Companies
       Act, 1956 and subject to the requisite confirmation
       of the compromise or arrangement embodied in
       the Scheme of Amalgamation to be entered into
       between Vashisti Detergents Limited (VDL) and
       the Company by the High Court of Judicature
       at Bombay under Sections 391 and 394 and other
       applicable provisions, if any, of the Companies
       Act, 1956 and other requisite consents and
       approvals, if any, being obtained, and subject
       to such conditions and modifications as may
       be necessary to comply with the terms and conditions
       and modifications that may be imposed, prescribed
       or suggested by the appropriate authorities
       in that behalf and which the Board of Directors
       of the Company is hereby authorized to accept,
       for the issue of 34,46,204  approximately
       equity shares of INR 1 each in the Company
       credited as fully paid up in the proportion
       of one (1) equity share of INR 1 each of the
       Company for every Ten (10) equity shares of
       INR 10 each of VDL, to the persons who are
       members of VDL and whose names appear on the
       Register of Members of the said Company on
       such date as may hereafter be fixed by the
       Directors of the Company  hereinafter referred
       to as the Record Date ; approve: that the new
       equity shares be allotted subject to the Memorandum
       and Articles of Association of the Company;
       that the new equity shares shall rank pari
       passu with the existing equity shares of the
       Company; that the issue and allotment of the
       new equity shares in accordance with this resolution
       be subject to the approval of the Reserve Bank
       of India under the Foreign Exchange Management
       Act, 1999, to the extent it relates to issue
       and allotment to non-resident shareholders
       of VDL; that no fractional coupons shall be
       issued by the Company in respect of fractional
       entitlement, if any to which the shareholders
       of Vashisti Detergents Limited may be entitled
       on issue on allotment of equity shares of the
       Company as aforesaid, the Directors of the
       Company shall instead consolidate all such
       fractional entitlements to which the members
       of Vashisti Detergents Limited be entitled
       on issue of allotment of the equity shares
       of the Company as aforesaid and there upon
       issue and allot equity shares in lieu thereof
       to a Director or an Officer of the Company
       on the express undertaking that such Director
       or Officer to whom such equity shares are allotted
       shall sell the same in the market at the best
       available price and pay to the Company, the
       net sale proceeds thereof whereupon, the Company
       shall distribute such net sale proceeds to
       the members of VDL in proportion to their fractional
       entitlements, holders of less than 10 equity
       shares in VDL shall not be entitled to issue
       of any shares in the Company but shall receive
       the sale proceeds in respect of their fractional
       entitlements as above; that the members who
       are entitled to the new equity shares and/or
       who are paid their respective shares in the
       net sale proceeds arising as above shall accept
       the same in full satisfaction of their respective
       rights and interests under and pursuant to
       Scheme of Amalgamation aforesaid; that no letters
       of allotment be issued to the allottees of
       the equity shares and that the share certificates
       in respect of the new equity shares to be allotted
       as fully paid equity shares as aforesaid shall
       be completed and be ready for delivery within
       three months from the respective date of allotment
       thereof; and to authorize the Board of Directors
       of the Company for the purpose of giving effect
       to this resolution, to do and perform all such
       acts, deeds, matters and things as it may in
       its absolute discretion deem necessary, desirable
       or appropriate to settle any question, difficulty
       or doubt that may arise in regard to the issue
       and distribution of the new equity shares as
       it may think fit and to accept on behalf of
       the Company such conditions and modifications
       if any, relating to the issue of the new equity
       shares, which may be imposed, required or suggested
       by the Reserve Bank of India or other appropriate
       authority and either of them and which the
       Board of Directors in its discretion think
       fit and proper




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700810270
--------------------------------------------------------------------------------------------------------------------------
        Security:  ADPV00671
    Meeting Type:  CRT
    Meeting Date:  19-Oct-2005
          Ticker:
            ISIN:  INE453601010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve with or without modification(s), the              Mgmt          For                            For
       Scheme of Arrangement involving amalgamation
       to be made between Vashisti Detergents Limited,
       the Transferor Company and Hindustan Lever
       Limited, the Applicant Company, for transfer
       of the undertaking of Vashisti Detergents Limited,
       the Transferor Company to Hindustan Lever Limited,
       the Applicant Company above named




--------------------------------------------------------------------------------------------------------------------------
 HOLCIM LTD (EX.HOLDERBANK FINANCIERE GLARUS AG), JONA                                       Agenda Number:  700945287
--------------------------------------------------------------------------------------------------------------------------
        Security:  H36940130
    Meeting Type:  OGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  CH0012214059
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     TO VOTE IN THE UPCOMING MEETING, YOUR NAME MUST           Registration  For                            *
       BE NOTIFIED TO THE COMPANY REGISTRAR AS BENEFICIAL
       OWNER BEFORE THE RECORD DATE.  PLEASE ADVISE
       US NOW IF YOU INTEND TO VOTE.  NOTE THAT THE
       COMPANY REGISTRAR HAS DISCRETION OVER GRANTING
       VOTING RIGHTS.  ONCE THE AGENDA IS AVAILABLE,
       A SECOND NOTIFICATION WILL BE ISSUED REQUESTING
       YOUR VOTING INSTRUCTIONS




--------------------------------------------------------------------------------------------------------------------------
 HOLCIM LTD (EX.HOLDERBANK FINANCIERE GLARUS AG), JONA                                       Agenda Number:  700945302
--------------------------------------------------------------------------------------------------------------------------
        Security:  H36940130
    Meeting Type:  OGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  CH0012214059
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 307096, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

1.     Approve the annual report, annual financial               Mgmt          For                            For
       statements and consolidated financial statements,
       Statutory Auditors and Group Auditors reports

2.     Grant discharge of the Members of the Board               Mgmt          For                            For
       of Directors

3.     Approve the appropriation of the balance profit           Mgmt          For                            For
       and to determine the dividend and time of payment;
       CHF 1.65 per share

4.     Approve the creation of CHF 41.8 million pool             Mgmt          For                            For
       of capital with preemptive rights

5.1.1  Re-elect Dr. H.C. Thomas Schmidheiny as a  Member         Mgmt          For                            For
       of the Board of Directors

5.1.2  Re-elect Dr. H.C. Wolfgang Schuerer as a  Member          Mgmt          For                            For
       of the Board of Directors

5.1.3  Re-elect Dr. Dieter Spaelti as a  Member of               Mgmt          For                            For
       the Board of Directors

5.2.1  Elect Mr. Lord Fowler as a Member of the Board            Mgmt          For                            For
       of Directors

5.2.2  Elect Mr. Adrian Loader as a Member of the Board          Mgmt          For                            For
       of Directors

5.3    Ratify Ernst & Young as the Auditors                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HON HAI PRECISION IND LTD                                                                   Agenda Number:  700995686
--------------------------------------------------------------------------------------------------------------------------
        Security:  438090201
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  US4380902019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Company s business operation reports          Non-Voting    No vote
       and financial statements for year 2005

2.     Receive the Supervisors  review of business               Non-Voting    No vote
       operation reports and the audited financial
       statements for the YE 31 DEC 2005

3.     Receive the report of the Company s indirect              Non-Voting    No vote
       investments in Mainland China throughout 2005

4.     Receive the report of other miscellaneous items           Non-Voting    No vote

5.     Acknowledge the 2005 business operation reports           Mgmt          For                            For
       and 2005 audited financial statements

6.     Acknowledge the distribution of 2005 profits              Mgmt          For                            For

7.     Approve to issue new shares for capital increase          Mgmt          For                            For
       by earnings recapitalization, as specified

8.     Approve the issuing of overseas depository receipts,      Mgmt          For                            For
       as specified

9.     Amend the  Procedures for Pledge and Guarantee            Mgmt          Abstain                        Against
       for third party  as specified

10.    Amend the  Procedure for Lending or Loan to               Mgmt          Abstain                        Against
       third party , as specified

11.    Amend the Company s Articles of Incorporation,            Mgmt          Abstain                        Against
       as specified




--------------------------------------------------------------------------------------------------------------------------
 HONDA MOTOR CO., LTD.                                                                       Agenda Number:  932549720
--------------------------------------------------------------------------------------------------------------------------
        Security:  438128308
    Meeting Type:  Annual
    Meeting Date:  23-Jun-2006
          Ticker:  HMC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF PROPOSAL FOR APPROPRIATION OF RETAINED        Mgmt          For                            For
       EARNINGS FOR THE 82ND FISCAL YEAR.

02     PARTIAL AMENDMENTS TO THE ARTICLES OF INCORPORATION.      Mgmt          For                            For

03     DIRECTOR
       TAKEO FUKUI                                               Mgmt          For                            For
       SATOSHI AOKI                                              Mgmt          For                            For
       MINORU HARADA                                             Mgmt          For                            For
       MOTOATSU SHIRAISHI                                        Mgmt          For                            For
       SATOSHI DOBASHI                                           Mgmt          For                            For
       ATSUYOSHI HYOGO                                           Mgmt          For                            For
       SATOSHI TOSHIDA                                           Mgmt          For                            For
       KOKI HIRASHIMA                                            Mgmt          For                            For
       KOICHI KONDO                                              Mgmt          For                            For
       TORU ONDA                                                 Mgmt          For                            For
       AKIRA TAKANO                                              Mgmt          For                            For
       MIKIO YOSHIMI                                             Mgmt          For                            For
       SHIGERU TAKAGI                                            Mgmt          For                            For
       HIROSHI KURODA                                            Mgmt          For                            For
       SATORU KISHI                                              Mgmt          For                            For
       KENSAKU HOGEN                                             Mgmt          For                            For
       HIROYUKI YOSHINO                                          Mgmt          For                            For
       TETSUO IWAMURA                                            Mgmt          For                            For
       TATSUHIRO OYAMA                                           Mgmt          For                            For
       FUMIHIKO IKE                                              Mgmt          For                            For

04     PAYMENT OF BONUS TO DIRECTORS AND CORPORATE               Mgmt          For                            For
       AUDITORS FOR THE 82ND FISCAL YEAR.

05     PRESENTATION OF RETIREMENT ALLOWANCE TO RETIRING          Mgmt          Abstain                        Against
       DIRECTOR FOR HIS RESPECTIVE SERVICES.




--------------------------------------------------------------------------------------------------------------------------
 HOUSING DEVELOPMENT FINANCE CORP LTD                                                        Agenda Number:  700758646
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y37246157
    Meeting Type:  AGM
    Meeting Date:  15-Jul-2005
          Ticker:
            ISIN:  INE001A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the FYE 31 Mar 2005, the balance
       sheet as at that date and the report of the
       Directors and the Auditors thereon

2.     Declare dividend on equity shares                         Mgmt          For                            For

3.     Re-appoint Mr. D. N. Ghosh as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Dr. Ram S. Tarneja as a Director,              Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Shirish B. Patel as a Director,            Mgmt          For                            For
       who retires by rotation

S.6    Appoint Messrs S. B. Billlmorla & Co., Chartered          Mgmt          For                            For
       Accountants as the Auditors of the Corporation
       until the conclusion of the next AGM, on a
       remuneration of g INR 35,00,000 plus applicable
       service tax and reimbursement of out-of-pocket
       expenses incurred by them for the purpose of
       audit of the Corporation accounts at the head
       office as well as at all branch offices of
       the Corporation in India

S.7    Re-appoint Messrs. Pannell Kerr Forster, Chartered        Mgmt          For                            For
       Accountants, pursuant to the provisions of
       Section 228 or the Companies Act, 1956, as
       the branch Auditors of the Corporation for
       the purpose of audit of the accounts of the
       Corporation s branch office at Dubai, until
       the conclusion of the next AGM, on such terms
       and conditions and on such remuneration as
       may be fixed by the Board of Directors of the
       Corporation, depending upon the nature and
       scope of their work

8.     Re-appoint Mr. K. M. Mistry as the Managing               Mgmt          For                            For
       Director of the Corporation, pursuant to the
       provisions of Sections 198, 269 read with Schedule
       XII, 309, 311 and other applicable provisions,
       if any, of the Companies Act, 1956, approval
       of the Members of the Corporation, for a period
       of 5 years with effect from 14 NOV 2005, upon
       the terms and conditions including remuneration
       as specified which agreement is hereby specifically
       approved and sanctioned with authority to the
       Board of Directors of the Corporation  Board
       which shall be deemed to include the Compensation
       Committee of the Board of Directors  to alter
       and vary the terms and conditions of the said
       appointment and/or agreement  including authority,
       from time to time, to determine the amount
       or salary and commission is also the type and
       amount of perquisites and other benefits payable
       to Mr. K.M. Mistry , in such manner as may
       be agreed to between the board and Mr. K. M.
       Mistry provided however that the remuneration
       payable to Mr. K.M. Mistry shall not exceed
       the limits specified in the said agreement
       and the limits prescribed under Schedule XII
       to the Companies Act, 1956, including any amendment,
       modification, variation or re-enactment thereof;
       approve that in the event of any loss, absence
       or inadequacy of profits in any FY during the
       term of office of Mr. K.M Mistry, the remuneration
       payable to him by way of salary allowances,
       commission and perquisites shall not, without
       the approval of the Central Government  if
       required  exceed the limits prescribed under
       Schedule XIII and other applicable provisions
       of the Companies Act, 1956, or any amendment,
       modification. variation or re-enactment thereof;
       authorize the Board to do all such acts, deeds,
       matters and things and execute all such agreements,
       documents, instruments and writings as may
       be required and to delegate all or any of its
       powers herein conferred to any Committee of
       Directors or Director(s) to give effect to
       the aforesaid resolutions

9.     Re-appoint Mr. L. Deepak S. Parekh as the Managing        Mgmt          For                            For
       Director the Corporation  designated as the
       Chairman , pursuant to the provisions of Sections
       198, 269 read with Schedule XIII, 309, 311
       and other applicable provisions, if any of
       the Companies Act, 1956, approval of the Members
       of the Corporation, for a period of 3 years
       with effect from 01 MAR upon the terms and
       conditions including remuneration as specified,
       which agreement is hereby specifically approved
       and sanctioned with authority to the Board
       of Directors of the Corporation  Board which
       term shall be deemed to include the Compensation
       Committee of the Board of Directors  to alter
       and vary the terms and conditions of the said
       appointment and/or agreement  including authority,
       from time to time, to determine the amount
       or salary and commission is also the type and
       amount of perquisites and other benefits payable
       to Mr. L. Deepak S. Parekh , in such manner
       as may be agreed to between the board and Mr.
       L. Deepak S. Parekh provided however that the
       remuneration payable to Mr. L. Deepak S. Parekh
       shall not exceed the limits specified in the
       said agreement and the limits prescribed under
       Schedule XII to the Companies Act, 1956, including
       any amendment, modification, variation or re-enactment
       thereof; approve that in the event of any loss,
       absence or inadequacy of profits in any FY
       during the term of office of Mr. L. Deepak
       S. Parekh, the remuneration payable to him
       by way of salary allowances, commission and
       perquisites shall not, without the approval
       of the Central Government  if required  exceed
       the limits prescribed under Schedule XIII and
       other applicable provisions of the Companies
       Act, 1956, or any amendment, modification.
       variation or re-enactment thereof; authorize
       the Board to do all such acts, deeds, matters
       and things and execute all such agreements,
       documents, instruments and writings as may
       be required and to delegate all or any of its
       powers herein conferred to any Committee of
       Directors or Director(s) to give effect to
       the aforesaid resolutions

10.    Authorize the Board of Directors, under the               Mgmt          For                            For
       provisions of Section 293(l) d of the Companies
       Act, 1956, to borrow from time to time such
       sum or sums of money as they may deem necessary
       for the purpose of the business of the Corporation,
       notwithstanding that the monies to be borrowed
       together with the monies already borrowed by
       the Corporation  apart from temporary loans
       obtained from the Corporation s bankers in
       the ordinary course of business  and remaining
       outstanding at my point of time will exceed
       the aggregate of the paid-up share capital
       of the Corporation and its free reserves, that
       is to say, reserves not set apart for any specific
       purpose; provided that the total amount up
       to which monies may be borrowed by the Board
       of Directors and which shall remain outstanding
       at any given point of time shall not exceed
       the sum of INR 75,000 crores

S.11   Authorize the Board of Directors  Board which             Mgmt          For                            For
       term shall be deemed to include the Compensation
       Committee of the Board of Directors , pursuant
       to the provisions Of section 81(1A) and other
       applicable provisions, if any, of the Companies
       Act, 1956, including relevant circulars and
       notifications issued by the Reserve Bank of
       India  RBI , the relevant provisions of SEBI
       (Employee Stock Option Scheme and Employee
       Stock Purchase Scheme) Guidelines, 1999, as
       amended,  SEBI ESOP Guidelines  issued by the
       Securities and Exchange Board of India  SEBI
       , the relevant provisions of the Memorandum
       and Articles of Association of the Corporation
       and subject to such other rules, regulations
       and guidelines that may be issued by the SEBI
       and/or such other authorities, from time to
       time and subject to the approvals, consents,
       permissions and/or sanctions as may be required
       from appropriate regulatory authorities/institutions
       or bodies and subject to such terms and conditions
       as may be prescribed/imposed, the consent of
       the Corporation, to create, issue, offer and
       allot equity shares of the aggregate nominal
       face value not exceeding INR 7,4736,210  or
       such adjusted numbers for any bonus, stock
       splits or consolidation or other re-organization
       of the capital structure of the Corporation
       as may be applicable from time to time  to
       the present and & future permanent employees
       and Directors of the Corporation, whether working
       in India or abroad  employees  under Employee
       Stock Option Scheme(s)  ESOS  and on such terms
       and conditions and in such tranches as maybe
       decided by the Board in its absolute discretion;
       without prejudice to the generality of the
       above but subject to the terms as specified,
       which are hereby approved by the Members or
       any amendment or modification thereof, to formulate
       ESOS detailing all the terms for granting of
       employee stock option  including terms relating
       to eligibility of the said employees under
       the ESOS , to grant the options under the said
       ESOS  detailing the terms of the option  at
       such time or times as it may decide in its
       absolute discretion and is also authorized
       to determine, in its absolute discretion, as
       to when the said equity shares are to be issued,
       the number of shares to be issued in each tranche,
       the term or combination of terms subject to
       which the said shares are to be issued  including
       the combination of terms for shares issued
       at various points of time , the conditions
       under which options vested in employees may
       lapse, terms relating to specified time within
       which the employee should exercise his option
       in the event of his termination or resignation,
       terms relating to dividend on the shares to
       be issued and all such other terms as could
       be applicable to the offerings of similar nature;
       approve, subject to the terms stated herein,
       the equity shares allotted pursuant to the
       aforesaid resolution shall in all respects
       rank pari passu inter se and shall also in
       all respects rank pari passu with the existing
       equity shares of the Corporation; authorize
       the Board to settle all questions, difficulties
       or doubts chat may arise in relation to the
       formulation and implementation of the ESOS
       and to the shares  including to amend or modify
       any of the terms thereof  issued herein without
       being required to seek any further consent
       or approval of the Members or otherwise to
       the end and intent that the Members shall be
       deemed to have given their approval thereto
       expressly by the authority of this resolution;
       to vary, amend, modify or after the terms of
       the ESOS in accordance with the SEBI ESOP Guidelines
       and any other guidelines or regulations that
       may be issued by an appropriate authority unless
       such variation, amendment, modification or
       alteration is detrimental to the interests
       of the employees; to do all such acts, deeds,
       matters and things and execute all such deeds,
       documents, instruments and writings as it may
       in its absolute discretion deem necessary in
       relation thereto; to delegate all or any of
       the powers herein conferred to any Committee
       of Directors or Director(s) or any Officer(s)
       of the Corporation to give effect to the aforesaid
       resolutions




--------------------------------------------------------------------------------------------------------------------------
 HOYA CORP                                                                                   Agenda Number:  700982235
--------------------------------------------------------------------------------------------------------------------------
        Security:  J22848105
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2006
          Ticker:
            ISIN:  JP3837800006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Approve
       Minor Revisions Related to the New Commercial
       Code,         Decrease Authorized Capital,
       Make Resolutions to Remove Directors Special
       Resolutions, Allow Company to Appoint Independent
       Auditor, Clarify the Rights and Responsibilities
       of Outside Directors and Auditors

2.1    Appoint a Director                                        Mgmt          For                            *

2.2    Appoint a Director                                        Mgmt          For                            *

2.3    Appoint a Director                                        Mgmt          For                            *

2.4    Appoint a Director                                        Mgmt          For                            *

2.5    Appoint a Director                                        Mgmt          For                            *

2.6    Appoint a Director                                        Mgmt          For                            *

2.7    Appoint a Director                                        Mgmt          For                            *

2.8    Appoint a Director                                        Mgmt          For                            *

3      Authorize Use of Stock Options                            Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HSBC HOLDINGS PLC                                                                           Agenda Number:  700924283
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4634U169
    Meeting Type:  AGM
    Meeting Date:  26-May-2006
          Ticker:
            ISIN:  GB0005405286
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual accounts and reports of the            Mgmt          For                            For
       Directors and of the Auditor for the YE 31
       DEC 2005

2.     Approve the Director s remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005

3.a    Re-elect Mr. Boroness Dunn as a Director                  Mgmt          For                            For

3.b    Re-elect Mr. M.F. Geoghegan as a Director                 Mgmt          For                            For

3.c    Re-elect Mr. S.K. Green as a Director                     Mgmt          For                            For

3.d    Re-elect Sir. Mark Moody-Stuart as a Director             Mgmt          For                            For

3.e    Re-elect Mr. S.M. Robertson as a Director                 Mgmt          For                            For

3.f    Re-elect Mr. H.Sohmen as a Director                       Mgmt          For                            For

3.g    Re-elect Sir. Brian Williamson as a Director              Mgmt          For                            For

4.     Re-appoint KPMG Audit PLC, as the Auditor at              Mgmt          For                            For
       remuneration to be determined by the Group
       Audit Committee

5.     Authorize the Directors, pursuant to and for              Mgmt          For                            For
       the purposes of Section 80 of the Companies
       Act 1985, to allot relevant securities  Section
       80  up to an aggregate nominal amount of GBP
       100,000 and EUR 100,000  in each such case
       in the form of 100,000,000 non-cumulative preference
       shares  and USD USD85,500  in the form of 8,550,000
       non-cumulative preference shares  and USD1,137,200,000
       in the form of Ordinary Shares of USD 0.50
       each  Ordinary Shares  provided that this authority
       shall be limited so that, otherwise than pursuant
       to: a) a rights issue or other issue the subject
       of an offer or invitation, open for acceptance
       for a period fixed by the Directors, to: i)
       Ordinary Shareholders where the relevant Securities
       respectively attributable to the interests
       of all Ordinary Shareholders are proportionate
       (or as nearly as may be) to the respective
       number of Ordinary Shares held by them; and
       ii) holders of securities, bonds, debentures
       or warrants which, in accordance with the rights
       attaching thereto, are entitled to participate
       in such a rights issue or other issue, but
       subject to such exclusions or other arrangements
       as the Directors may deem necessary or expedient
       in relation to fractional entitlements or securities
       represented by depositary receipts or having
       regard to any restrictions, obligations or
       legal problems under the laws of or the requirements
       of any regulatory body or stock exchange in
       any territory or otherwise howsoever; or b)
       the terms of any share plan for employees of
       the Company or any of its subsidiary undertakings;
       or c) any scrip dividend scheme or similar
       arrangements implemented in accordance with
       the Articles of Association of the Company;
       or d) the allotment of up to 10,000,000 non-cumulative
       preference shares of GBP 0.01 each, 8,550,000
       non-cumulative preference shares of USD 0.01
       each and 10,000,000 non-cumulative preference
       shares of EUR 0.01 each in the capital of the
       Company, the nominal amount of relevant securities
       to be allotted by the Directors pursuant to
       this authority wholly for cash shall not in
       aggregate, together with any allotment of other
       equity securities authorized by sub-paragraph
       b) of Resolution 6, exceed USD 284,300,000
       being equal to approximately 5 % of the nominal
       amount of Ordinary Shares of the Company in
       issue ;  Authority expires at the conclusion
       of the AGM of the Company in 2007 ; and authorize
       the Directors to allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

s.6    Authorize the Directors, pursuant to section              Mgmt          For                            For
       95 of the Companies Act 1985  the Act : a)
       subject to the passing of Resolution 5, to
       allot equity securities  Section 94 of the
       Companies Act 1985 ; and b) to allot any other
       equity securities  Section 94 of the Companies
       Act 1985  which are held by the Company in
       treasury, dis-applying the statutory pre-emption
       rights  Section 89(1) ;  Authority expires
       at the conclusion of the AGM of the Company
       in 2007 ; and authorize the Directors to allot
       equity securities after the expiry of this
       authority in pursuance of such an offer or
       agreement made prior to such expiry

7.     Authorize the Company to make market purchases            Mgmt          For                            For
       Section 163 of the Companies Act 1985  of
       up to 1,137,200,000 ordinary shares of USD
       0.50 each in the capital of the Company, at
       a minimum price of USD 0.50 and up to 105%
       of the average middle market quotations for
       such shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days or 105% of the average of the closing
       prices of ordinary shares on The Stock Exchange
       of Hong Kong Limited, over the previous 5 business
       days;  Authority expires at the conclusion
       of the AGM of the Company in 2007 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

8.     Authorize each of the Non-Executive Director              Mgmt          For                            For
       other than alternate Director , pursuant to
       Article 104.1 of the Articles of Association
       of the Company with effect from 01 JAN 2006,
       to receive GBP 65,000 per annum by way of fees
       for their services as a Director and no such
       fee shall be payable to any executive Director




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI DEVELOPMENT CO - ENGINEERING & CONSTRUCTION                                         Agenda Number:  700882170
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38397108
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2006
          Ticker:
            ISIN:  KR7012630000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 29th balance sheet, the income statement      Mgmt          For                            For
       and the disposition of retained earning for
       FY 2005

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Audit Committee Member who are Outside          Mgmt          For                            For
       Directors

4.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MOBIS                                                                               Agenda Number:  700877826
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3849A109
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7012330007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings for the year 2005

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the External Directors to be the Members            Mgmt          For                            For
       of the Audit Committee

4.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ICICI BANK LTD                                                                              Agenda Number:  700785744
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38575109
    Meeting Type:  AGM
    Meeting Date:  20-Aug-2005
          Ticker:
            ISIN:  INE090A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the FYE 31 MAR 2005 and the balance
       sheet as at that date together with the reports
       of the Directors and the Auditors

2.     Declare a dividend on preference shares                   Mgmt          For                            For

3.     Declare a dividend on equity shares                       Mgmt          For                            For

4.     Re-appoint Mr. N. Vaghul as a Director, who               Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. Anupam Puri as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Re-appoint Mr. M.K. Sharma as a Director, who             Mgmt          For                            For
       retires by rotation

7.     Re-appoint Prof. Marti G. Subrahmanyam as a               Mgmt          For                            For
       Director, who retires by rotation

8.     Appoint S.R. Batliboi & Co., Chartered Accountants,       Mgmt          For                            For
       as the Statutory Auditors of the Company, pursuant
       to the provisions of Section 224 and other
       applicable provisions, if any, of the Companies
       Act, 1956 and the Banking Regulation Act, 1949,
       to hold the office until conclusion of the
       next AGM of the Company, on a remuneration
       including terms of payment  to be fixed by
       the Board of Directors of the Company, based
       on the recommendation of the Audit Committee,
       plus service tax and such other tax(es), as
       may be applicable, and reimbursement of all
       out-of-pocket expenses in connection with the
       audit of the accounts of the Company for the
       YE 31 MAR 2006

9.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 228 and
       other applicable provisions, if any, of the
       Companies Act, 1956 and the Banking Regulation
       Act, 1949, to appoint the Branch Auditors,
       as and when required, in consultation with
       the Statutory Auditors, to audit the accounts
       in respect of the Company s branches/offices
       in India and abroad and to fix their remuneration
       including terms of payment , based on the
       recommendation of the Audit Committee, plus
       service tax and such other tax(es), as may
       be applicable, and reimbursement of all out-of-pocket
       expenses in connection with the audit

10.    Re-appoint Mr. T.S. Vijayan as a Director of              Mgmt          For                            For
       the Company, who retires by rotation, under
       the provisions of Section 257 of the Companies
       Act, 1956

11.    Re-appoint Mr. Sridar Iyengar as a Director               Mgmt          For                            For
       of the Company, who retires by rotation, under
       the provisions of Section 257 of the Companies
       Act, 1956

12.    Re-appoint Mr. K.V. Kamath as a Managing Director         Mgmt          For                            For
       & Chief Executive Officer of the Company, subject
       to the applicable provisions of the Companies
       Act, 1956, the Banking Regulation Act, 1949
       and the provisions of the Articles of Association
       of the Company and subject to the approval
       of Reserve Bank of India, for the period 01
       MAY 2006 to 30 APR 2009 on the same terms
       including remuneration  as approve by the Members
       from time to time

13.    Re-appoint Ms. Kalpana Morparia as a Wholetime            Mgmt          For                            For
       Director of the Company, subject to the applicable
       provisions of the Companies Act, 1956, the
       Banking Regulation Act, 1949 and the provisions
       of the Articles of Association of the Company
       and subject to the approval of Reserve Bank
       of India, for the period 01 MAY 2006 to 31
       MAY 2007 on the same terms  including remuneration
       as approve by the Members from time to time

14.    Re-appoint Ms. Chanda D. Kochhar as a Wholetime           Mgmt          For                            For
       Director of the Company, subject to the applicable
       provisions of the Companies Act, 1956, the
       Banking Regulation Act, 1949 and the provisions
       of the Articles of Association of the Company
       and subject to the approval of Reserve Bank
       of India, for the period 01 APR 2006 to 31
       MAR 2011 on the same terms  including remuneration
       as approve by the Members from time to time

15.    Re-appoint Dr. Nachiket Mor as a Wholetime Director       Mgmt          For                            For
       of the Company, subject to the applicable provisions
       of the Companies Act, 1956, the Banking Regulation
       Act, 1949 and the provisions of the Articles
       of Association of the Company and subject to
       the approval of Reserve Bank of India, for
       the period 01 APR 2006 to 31 MAR 2011 on the
       same terms  including remuneration  as approve
       by the Members from time to time

16.    Approve, pursuant to the applicable provisions            Mgmt          For                            For
       of the Companies Act, 1956, including rules
       framed and notifications issued thereunder,
       the Articles of Association of the Company
       and the listing agreements entered into with
       the stock exchanges, each of the non-wholetime
       Directors  except the nominee of the Government
       of India  be paid sitting fee up to INR 20,000
       for attending each meeting of the Board or
       any Committee thereof; authorize the Board
       of Directors of the Company to determine the
       amount of sitting fees payable to the non-wholetime
       Directors for attending the meetings of the
       Board or any Committee thereof, within the
       above limit

S.17   Amend Article 5(a) of the Articles of Association         Mgmt          For                            For
       of the Company as specified, subject to the
       applicable provisions of the Companies Act,
       1956 and subject to the requisite approvals,
       if and to the extent necessary

S.18   Authorize the Board of Directors  hereinafter             Mgmt          For                            For
       referred to as  the Board , which term shall
       be deemed to include any Committee constituted/
       to be constituted by the Board and authorized
       by the Board to exercise its powers, including
       the powers conferred by this resolution , subject
       to the applicable provisions of the Companies
       Act, 1956 and the Banking Regulation Act, 1949
       including any statutory modification or re-enactment
       thereof from time to time  and the regulations/guidelines, if any, prescribed by Reserve Bank of India
       and Securities and Exchange Board of India
       or any other relevant authority, from time
       to time, to the extent applicable and subject
       to such approvals, consents, permissions and
       sanctions as applicable or necessary, and subject
       to the provisions of the Memorandum of Association
       and Articles of Association of the Company,
       to create, offer, issue and allot up to 5,50,00,000
       number of preference shares of face value of
       INR 100 each, in India or abroad, in such tranches,
       on such terms and conditions and in such manner
       including, but not limited to, by way of private
       placement or public issue or rights to the
       shareholders or to any domestic/foreign investors,
       through prospectus and/or letter of offer and/or
       circular and/or any other document as the Board
       may in its absolute discretion deem fit; authorize
       the Board to issue and allot such number of
       preference shares as may be required to be
       issued and allotted and to do all such acts,
       deeds, matters and things as it may, in its
       absolute discretion, deem necessary or desirable
       for such purpose, including without limitation,
       the entering into arrangements for managing,
       underwriting, marketing, listing, trading,
       acting as depository, custodian, registrar,
       stabilizing agent, paying and conversion agent,
       Trustee and to issue any offer document(s)
       including, but not limited to, prospectus and/or
       letter of offer and/or circular, and sign all
       deeds, documents and writings and to pay any
       fees, commissions, remuneration, expenses relating
       thereto and with power on behalf of the Company
       to settle all questions, difficulties or doubts
       that may arise in regard to such issue(s) or
       allotment(s) as it may, in its absolute discretion,
       deem fit and to delegate all or any of the
       powers herein conferred to any Committee of
       Directors




--------------------------------------------------------------------------------------------------------------------------
 ICICI BANK LTD                                                                              Agenda Number:  700822655
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38575109
    Meeting Type:  OTH
    Meeting Date:  16-Nov-2005
          Ticker:
            ISIN:  INE090A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve that, pursuant to the provisions of               Mgmt          For                            For
       Section 81 and other applicable provisions,
       if any, of the Companies Act, 1956 and in accordance
       with the provisions of the Memorandum and Aricles
       of Association of ICICI Bank and the regulations/guidelines, if any, prescribed by the Government of India,
       the Reserve Bank of India, the Securities and
       Exchange Board of India and the United States
       Securities and Exchange Commission or any other
       relevant authority in India or abroad to the
       extent applicable and subject to approvals,
       sanction, the Board of Directors of the Bank
       Board  be authorized on behalf of the Bank
       to create offer, issue and allot in the course
       of 1 or more public or private offerings in
       domestic and or more international markets,
       equity shares and or equity shares or depository
       receipts and or convertible bonds and or securities
       convertible into equity shares at the option
       of the Bank and or the holders of such securities
       and or securities linked to equity shares and
       or securities with or without detachable or
       non-detachable warrants with a right exercisable
       by the warrant holders to subscribe for equity
       shares and or warrants with an option exercisable
       to subscribe for equity shares and or any instrument
       or security representing either equity shares
       and or convertible securities linked to equity
       shares  securities  to all eligible investors
       including resident or non-resident to all eligible
       investors, including residents and/or non-residents
       and/or institutions/banks and/or incorporated
       bodies and/or individuals and/or trustees and/or
       stabilizing agent or otherwise; and whether
       or not such investors are Members of the Bank;
       through one or more prospectus and/or letter
       of offer or circular and/or on public and/or
       private/preferential placement basis, for,
       or which upon exercise or conversion of all
       Securities so issued and allotted could give
       rise to the issue of an aggregate face value
       of equity shares not exceeding INR 200 crores
       20% of the authorized equity share capital
       of the Bank, which was INR 1000 crores at 30
       SEP 2005 , such issue and allotment to be made
       at such time or times, in one or more tranche
       or tranches at such price or prices, at market
       price(s) or at a discount or premium to market
       price(s), including at the Board s discretion
       at different price(s) to retail investors defined
       as such under authority, in such manner; including
       allotment to stabilizing agent in terms of
       green shoe option, if any, exercised by the
       Bank, and where necessary in consultation with
       the Book Running Lead Managers and/or Underwriters
       and/or Stabilizing Agent and/or other Advisors
       or otherwise on such terms and conditions,
       including issue of Securities as fully or partly
       paid, making of calls and manner of appropriation
       of application money or call money, in respect
       of different class(es) of investor(s) and/or
       in respect of different Securities, as the
       Board may in its absolute discretion decide
       at the time of issue of the Securities; that
       without prejudice to the generality of the
       above, the aforesaid issue of Securities may
       have all or any terms or combination of terms
       in accordance with prevalent market practices
       or as the Board may in its absolute discretion
       deem fit, including but not limited to terms
       and conditions relating to payment of interest,
       dividend, premium on redemption at the option
       of the Bank and/or holders of any securities,
       or variation of the price or period of conversion
       of Securities into equity shares or issue of
       equity shares during the period of the Securities
       or terms pertaining to voting rights or option(s)
       for early redemption of Securities; that the
       Bank and/or any agency or body or person authorized
       by the Board may issue depositary receipts
       representing the underlying equity shares in
       the capital of the Bank or such other securities
       in negotiable, registered or bearer form with
       such features and attributes as may be required
       and to provide for the tradability and free
       transferability thereof as per market practices
       and regulations  including listing on one or
       more stock exchange(s) in or outside India
       ; that the Board be authorized to issue and
       allot such number of equity shares as may be
       required to be issued and allotted, including
       issue and allotment of equity shares upon conversion
       of any depositary receipts or other securities
       referred to above or as may be necessary in
       accordance with the terms of the offer, all
       such equity shares shall rank part passu inter
       se and with the then existing equity shares
       of the Bank in all respects; that for the purpose
       of giving effect to any offer, issue or allotment
       of equity shares or securities or instruments
       representing the same, as described above,
       the Board be authorized on behalf of the Bank
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary or desirable for such purpose, including
       without limitation, the entering into arrangements
       for managing, underwriting, marketing, allotting,
       trading, acting as depositary, custodian, registrar,
       stabilizing agent, paying and conversion agent,
       trustee and to issue any document(s), including
       but not limited to prospectus and/or letter
       of offer and/or circular, and sign all deeds,
       documents and writings and to pay any fees,
       commissions, remuneration, expenses relating
       thereto and with power on behalf of the Bank
       to settle all questions, difficulties or doubts
       that may arise in regard to such offer(s) or
       issue(s) or allotment(s) as it may, in its
       absolute discretion deem fit; and that the
       Board be authorized to delegate all or any
       of the powers herein conferred to any Committee
       of Directors or any one or more whole time
       Directors of the Bank




--------------------------------------------------------------------------------------------------------------------------
 INI STEEL COMPANY                                                                           Agenda Number:  700878880
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3904R104
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7004020004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Member of Auditors  Committee, who              Mgmt          For                            For
       are Outside Directors

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL CONTAINER TERMINAL SERVICES INC                                               Agenda Number:  700879135
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y41157101
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  PHY411571011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Call to order                                             Mgmt          For                            For

2.     Approve to determine the existence of quorum              Mgmt          For                            For

3.     Approve the minutes of the AGM held on 21 APR             Mgmt          For                            For
       2005

4.     Approve the Chairman s report                             Mgmt          For                            For

5.     Approve the Chairman s report and the 2005 audited        Mgmt          For                            For
       financial statements

6.     Approve to ratify the acts, contracts, investments        Mgmt          For                            For
       and resolutions of the Board of Directors and
       the Management since the last AGM

7.     Elect the Directors                                       Mgmt          For                            For

8.     Appoint the External Auditors                             Mgmt          For                            For

9.     Other matters                                             Other         Abstain                        *

10.    Adjournment                                               Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO REVISED        Non-Voting    No vote
       WORDINGS IN RESOLUTIONS 3 AND 5. IF YOU HAVE
       ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 INTERTEK GROUP PLC, LONDON                                                                  Agenda Number:  700927734
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4911B108
    Meeting Type:  AGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  GB0031638363
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 293421 DUE TO ADDITIONAL RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive and adopt the annual accounts for the             Mgmt          For                            For
       YE 31 DEC 2005

2.     Declare a final dividend of 8.1p per ordinary             Mgmt          For                            For
       share

3.     Approve the remuneration report for the YE 31             Mgmt          For                            For
       DEC 2005

4.     Elect Ms. Debra Rade as a Director                        Mgmt          For                            For

5.     Re-elect Dr. Wolfhart Hauser as Director                  Mgmt          For                            For

6.     Re-appoint KPMG Audit Plc as the Auditors                 Mgmt          For                            For

7.     Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors

S.8    Amend Article 67 of the Articles of Association           Mgmt          For                            For
       of the Company by deleting  GBP 300,000  and
       substituting it with  GBP 500,000

9.     Authorize the Directors, in accordance with               Mgmt          For                            For
       Article 11 of the Company s Articles of Association,
       to allot relevant securities up to an aggregate
       nominal amount of GBP 518,022.02;  Authority
       expires at the end 5 years ; and all previous
       unutilized authorities under Section 80 of
       the Companies Act 1985 shall cease to have
       effect and the same are exercisable, pursuant
       to Section 80(7) of the Companies Act 1985
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.10   Authorize the Directors, in accordance with               Mgmt          For                            For
       Article 12 of the Company s Articles of Association
       and for the purpose of Paragraph (b) of the
       Article, to allot equity securities for cash,
       up to a nominal amount of GBP 77,703.30;  Authority
       expires at the end of 5 years and all previous
       authorities under Section 95 of the Companies
       Act 1985 shall cease to have effect

S.11   Authorize the Company to make market purchases            Mgmt          For                            For
       within the meaning of Section 163 of Companies
       Act 1985  of up to 15,540,660 ordinary shares
       of 1p each in the capital of the Company  ordinary
       shares , at a minimum price of 1p per ordinary
       share

12.    Elect Mr. Christopher Knight as a Director                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ITALIAN-THAI DEVELOPMENT PUBLIC CO LTD                                                      Agenda Number:  700888778
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4211C210
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  TH0438010Z10
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PARTIAL VOTING AND SPLIT VOTING          Non-Voting    No vote
       ARE ALLOWED FOR THIS MEETING. THANK YOU.

1.     Approve to certify the minutes of the AGM of              Mgmt          For                            For
       shareholders No. 1/2005

2.     Acknowledge the 2005 operational result                   Mgmt          For                            For

3.     Approve the Company s balance sheet and the               Mgmt          For                            For
       profit and loss statement for the YE 31 DEC
       2005

4.     Approve the allocation of partial profits as              Mgmt          For                            For
       legal reserve

5.     Approve the dividend payment for the 2005 accounting      Mgmt          For                            For
       period

6.     Appoint new Directors in place of Directors               Mgmt          For                            For
       resigning by rotation and approve to determine
       the remuneration for the Board of Directors
       and the Audit Committee

7.     Appoint the Auditor and approve to determine              Mgmt          For                            For
       the remuneration of the Auditor

8.     Approve the issuance and offer of the debentures          Mgmt          For                            For
       of the Company

9.     Other business (if any)                                   Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 ITAUSA INVESTIMENTOS ITAU SA                                                                Agenda Number:  700935414
--------------------------------------------------------------------------------------------------------------------------
        Security:  P58711105
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  BRITSAACNPR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE PREFERRED SHAREHOLDLERS CAN VOTE              Non-Voting    No Action                      *
       ONLY ON ITEM 4. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action                      *
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No Action                      *
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF AN IN FAVOR
       OR AGAINST INSTRUCTIONS IS RECEIVED WITHOUT
       THE NAME OF THE CANDIDATE, THE DEFAULT IS TO
       VOTE WITH OR AGAINST THE COMPANY. THANK YOU.

1.     Receive the Board of Directors  annual report,            Non-Voting    No Action                      *
       the financial statements, External Auditors
       and of the Finance Committee and documents
       opinion report relating to FYE 31 DEC 2005

2.     Approve the distribution of the FY s net profits          Non-Voting    No Action                      *

3.     Elect the Members of the Board of Directors               Non-Voting    No Action                      *

4.     Elect the Members of the Finance Committee                Mgmt          No Action

5.     Approve to set the Directors, Board of Directors          Non-Voting    No Action                      *
       and the Finance Committee s global remuneration




--------------------------------------------------------------------------------------------------------------------------
 IVANHOE MINES LIMITED                                                                       Agenda Number:  700934791
--------------------------------------------------------------------------------------------------------------------------
        Security:  46579N103
    Meeting Type:  AGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  CA46579N1033
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Robert M. Friedland as a Director               Mgmt          For                            For

1.2    Elect Mr. R. Edward Flood as a Director                   Mgmt          For                            For

1.3    Elect Mr. Kjeld Thygesen as a Director                    Mgmt          For                            For

1.4    Elect Mr. Robert Hanson as a Director                     Mgmt          For                            For

1.5    Elect Mr. John Weatherall as a Director                   Mgmt          For                            For

1.6    Elect Mr. Markus Faber as a Director                      Mgmt          For                            For

1.7    Elect Mr. John Macken as a Director                       Mgmt          For                            For

1.8    Elect Mr. David Huberman as a Director                    Mgmt          For                            For

1.9    Elect Mr. Howard Balloch as a Director                    Mgmt          For                            For

1.10   Elect Mr. Peter Meredith as a Director                    Mgmt          For                            For

2.     Appoint Deloitte & Touche, LLP Chartered accountants      Mgmt          For                            For
       as the Auditors of the Corporation at a remuneration
       to be fixed by the Board of Directors

3.     Amend the Corporation s Employees  and Directors          Mgmt          For                            For
       Equity Incentive Plan  the Plan  to increase,
       by 3,000,000 common shares, the maximum number
       of common shares of the Corporation issuable
       under the Plan from 29,000,000 common shares
       to 32,000,000 common shares




--------------------------------------------------------------------------------------------------------------------------
 JET AIRWAYS (INDIA) LTD                                                                     Agenda Number:  700803869
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4440B116
    Meeting Type:  AGM
    Meeting Date:  27-Sep-2005
          Ticker:
            ISIN:  INE802G01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2005 and the profit and loss account
       for the YE on that date and the reports of
       the Directors and Auditors thereon

2.     Declare a dividend on the equity shares for               Mgmt          For                            For
       the FYE 31 MAR 2005

3.     Appoint the Auditors to hold the office to the            Mgmt          For                            For
       conclusion of the 14th AGM and fix their remuneration

4.     Appoint Mr. Javed Akhtar as a Director of the             Mgmt          For                            For
       Company, liable to retire by rotation

5.     Appoint Mr. Saroj K. Datta as a Director of               Mgmt          For                            For
       the Company, liable to retire by rotation

6.     Appoint Mr. J.R. Gagrat as a Director of the              Mgmt          For                            For
       Company, liable to retire by rotation

7.     Appoint Mr. Ali Ghandour as a Director of the             Mgmt          For                            For
       Company, liable to retire by rotation

8.     Appoint Mr. Victoriano P. Dungca as a Director            Mgmt          For                            For
       of the Company, liable to retire by rotation

9.     Appoint Mr. I.M. Kadri as a Director of the               Mgmt          For                            For
       Company, liable to retire by rotation

10.    Appoint Mr. Charles A. Adams as a Director of             Mgmt          For                            For
       the Company, liable to retire by rotation

11.    Appoint Mr. P.R.S. Oberoi as a Director of the            Mgmt          For                            For
       Company, liable to retire by rotation

12.    Appoint Mr. Aman Mehta as a Director of the               Mgmt          For                            For
       Company, liable to retire by rotation

13.    Appoint Dr. Vijay L. Kelkar as a Director of              Mgmt          For                            For
       the Company, liable to retire by rotation

14.    Appoint Mr. S.G. Pitroda as a Director of the             Mgmt          For                            For
       Company, liable to retire by rotation

S.15   Authorize the Members of the Company, pursuant            Mgmt          For                            For
       to provisions of Sections 198, 269 read with
       Schedule XIII, 309, 311 and other applicable
       provisions, if any, of the Companies Act, 1956,
       to re-appoint Mr. Saroj K. Datta as an Executive
       Director of the Company, for a period of 1
       year to the conclusion of the 14th AGM or 30
       SEP 2006, whichever is earlier, upon the terms
       and conditions as specified, with authority
       to the Board of Directors to alter and vary
       the terms and conditions of the said re-appointment
       in such manner as may be agreed to between
       the Board of Directors and Mr. Saroj K. Datta

S.16   Authorize the Members of the Company, in accordance       Mgmt          For                            For
       with applicable provisions of the Companies
       Act, 1956 and the Listing Agreement executed
       with the Stock Exchanges or any amendment or
       re-enactment thereof, for the payment of sitting
       fees of INR 20000 or such other amount as may
       be approved by the Board of Directors, subject
       to the ceiling prescribed under the Companies
       Act, 1956 or the rules framed thereunder and
       amended from time to time, as sitting fees
       for each meeting of the Board of Directors
       or any Committee thereof, attended by the Directors
       of the Company; approve, pursuant to Sections
       198, 309 and other applicable provisions if
       any, of the Companies Act, 1956 and subject
       to such statutory approvals as may be necessary,
       to pay the Non-executive Directors of the Company,
       for the FY 2005-06, an amount not exceeding
       1% of net profits of the Company, subject to
       an individual ceiling of INR 6,00,000 per Non-executive
       Director in pursuance of the provisions of
       Section 309(4) of the Companies Act, 1956 or
       any amendment or modification thereof, in addition
       to the sitting fees for attending the meetings
       of the Board of Directors or any Committee
       thereof

17.    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       under the provisions of Section 293(1)(d) of
       the Companies Act, 1956, to borrow from time
       to time such sum or sums of money as they may
       deem necessary for the purpose of the business
       of the Company, notwithstanding that the monies
       to be borrowed together with the monies already
       borrowed by the Company  apart from the temporary
       loans obtained from the Company s Bankers in
       the ordinary course of business  and remaining
       outstanding at any point of time will exceed
       the aggregate of paid up share capital of the
       Company and its free reserves, that is to say
       reserves not set apart for any specific purpose
       provided that the total amount up to which
       monies may be borrowed by the Board of Directors
       and which shall remain outstanding at any point
       of time shall not exceed the sum of INR 55,00
       crores

18.    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 228 and
       other applicable provisions, if any, of the
       Companies Act, 1956, to appoint Branch Auditors
       of any branch office of the Company, whether
       existing or which may be opened/acquired hereafter,
       in consultation with the Statutory Auditors
       of the Company, any person s  qualified to
       act as Branch Auditor within the provisions
       of Section 228 and to fix their remuneration

S.19   Authorize the Members, pursuant to the provisions         Mgmt          For                            For
       of Section 314 (1B) and all other applicable
       provisions, if any, of the Companies Act, 1956,
       including any statutory modification(s) or
       re-enactment thereof, for the time being in
       force  and subject to the approval of the Central
       Government, to appoint Mrs. Anita Goyal, to
       hold and continue to hold an office or place
       of profit as Executive Vice President-Marketing
       and Sales of the Company  or any other designation
       which the Board of Directors of the Company
       may decide from time to time  on such remuneration,
       terms and conditions as specified




--------------------------------------------------------------------------------------------------------------------------
 KASIKORNBANK PUBLIC COMPANY LIMITED                                                         Agenda Number:  700881899
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4591R118
    Meeting Type:  AGM
    Meeting Date:  07-Apr-2006
          Ticker:
            ISIN:  TH0016010017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE PARTIAL AND SPLIT VOTING             Non-Voting    No vote
       ARE ALLOWED FOR THIS MEETING. THANK YOU.

1.     Adopt the minutes of the AGM of the shareholders          Mgmt          For                            For
       No. 93

2.     Acknowledge the Board of Directors  report on             Mgmt          For                            For
       year 2005 operations

3.     Approve the balance sheet and the statement               Mgmt          For                            For
       of the income for the YE 31 DEC 2005

4.     Approve the appropriation of profit from the              Mgmt          For                            For
       year 2005 operating results and the dividend
       payment

5.     Approve the remuneration of the Directors                 Mgmt          For                            For

6.     Elect the Directors                                       Mgmt          For                            For

7.     Appoint the Auditors and approve to fix the               Mgmt          For                            For
       remuneration of the Auditors

8.     Transact any other business                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 KEC CORP                                                                                    Agenda Number:  700879793
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38515105
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2006
          Ticker:
            ISIN:  KR7006200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings

2.     Approve the partial amendments to the Articles            Mgmt          For                            For
       of Incorporation

3.     Elect the Directors  including Outside Directors          Mgmt          For                            For

4.     Elect the Auditors                                        Mgmt          For                            For

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For

6.     Approve the remuneration limit for the Auditors           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KINGBOARD CHEMICAL HOLDINGS LTD                                                             Agenda Number:  700937672
--------------------------------------------------------------------------------------------------------------------------
        Security:  G52562140
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  KYG525621408
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the Directors  report and the Auditors
       report thereon for the YE 31 DEC 2005

2.     Declare a final dividend                                  Mgmt          For                            For

3.     Re-elect the Directors and authorize the Board            Mgmt          For                            For
       of Directors to fix the Directors  remuneration

4.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors to fix their remuneration

5.a    Authorize the Directors of the Company  the               Mgmt          Abstain                        Against
       Directors  to allot, issue and deal with additional
       shares in the capital of the Company or securities
       convertible into shares, options, warrants
       or similar rights to subscribe for any shares,
       and make or grant offers, agreements and options
       during and after the relevant period, not exceeding
       20% of the aggregate nominal amount of the
       issued share capital of the Company otherwise
       than pursuant to: i) a rights issue; or ii)
       the exercise of rights of subscription or conversion
       or any warrants issued by the Company or any
       securities which are convertible into shares;
       or iii) the exercise of any share option scheme
       or similar arrangement; or iv) any scrip dividend
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM is to be held by
       law

5.b    Approve the Directors of the Company  Directors           Mgmt          For                            For
       to repurchase shares of the Company  Shares
       or securities convertible into Shares on The
       Stock Exchange of Hong Kong Limited  the Stock
       Exchange  or on any other stock exchange on
       which the securities of the Company may be
       listed and recognized for this purpose by the
       Securities and Futures Commission of Hong Kong
       and the Stock Exchange under the Hong Kong
       Code on Share repurchased and subject to and
       in accordance with all applicable laws and
       regulations, during and after the relevant
       period, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM or the expiration
       of the period within which the next AGM is
       to be held by law

5.c    Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5.A and 5.B, to extend the general mandate
       granted to the Directors to allot, issue or
       otherwise deal with shares of the Company pursuant
       to Resolution 5.A, to add to the aggregate
       nominal amount of the share of the Company
       repurchased pursuant to Resolution 5.B, provided
       that such amount does not exceed 10% of the
       aggregate nominal amount of the issued share
       capital of the Company at the date of passing
       this resolution




--------------------------------------------------------------------------------------------------------------------------
 KOOKMIN BANK                                                                                Agenda Number:  700874628
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4822W100
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2006
          Ticker:
            ISIN:  KR7060000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings

2.     Approve the partial amendments to Articles of             Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the nominees for Member of Auditors  Committee      Mgmt          For                            For
       who are outside Directors

5.     Approve the allowance of stock option                     Mgmt          For                            For

6.     Approve the stock option                                  Mgmt          Abstain                        Against




--------------------------------------------------------------------------------------------------------------------------
 KT CORP MEDIUM TERM NTS BOOK  ENTRY REG S                                                   Agenda Number:  700778509
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  EGM
    Meeting Date:  19-Aug-2005
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the Chief Executive Officer                         Mgmt          For                            For

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Approve the Management Contract                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION                                                                              Agenda Number:  932384326
--------------------------------------------------------------------------------------------------------------------------
        Security:  48268K101
    Meeting Type:  Special
    Meeting Date:  19-Aug-2005
          Ticker:  KTC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ELECTION OF MR. JOONG SOO NAM AS PRESIDENT,               Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

02     AMENDMENT OF ARTICLES OF INCORPORATION, AS SET            Mgmt          For                            For
       FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED
       HEREWITH.

03     ELECTION OF MR. KOOK HYUN MOON AS DIRECTOR,               Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

04     APPROVAL OF MANAGEMENT CONTRACT, AS SET FORTH             Mgmt          For                            For
       IN THE COMPANY S NOTICE OF MEETING ENCLOSED
       HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 KUONI REISEN HOLDING AG, ZUERICH                                                            Agenda Number:  700952838
--------------------------------------------------------------------------------------------------------------------------
        Security:  H47075108
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  CH0003504856
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     TO VOTE IN THE UPCOMING MEETING, YOUR NAME MUST           Registration  For                            *
       BE NOTIFIED TO THE COMPANY REGISTRAR AS BENEFICIAL
       OWNER BEFORE THE RECORD DATE. PLEASE ADVISE
       US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
       COMPANY REGISTRAR HAS DISCRETION OVER GRANTING
       VOTING RIGHTS. ONCE THE AGENDA IS AVAILABLE,
       A SECOND NOTIFICATION WILL BE ISSUED REQUESTING
       YOUR VOTING INSTRUCTIONS




--------------------------------------------------------------------------------------------------------------------------
 KUONI REISEN HOLDING AG, ZUERICH                                                            Agenda Number:  700952852
--------------------------------------------------------------------------------------------------------------------------
        Security:  H47075108
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  CH0003504856
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 308973, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     Approve the explications to the business report           Mgmt          For                            For
       2005

2.     Receive the reports of the Auditors and the               Mgmt          For                            For
       Group Auditor

3.     Approve the appropriation of the business report          Mgmt          For                            For
       2005

4.1    Approve the appropriation of the balance result           Mgmt          For                            For

4.2    Approve the repayment on the par value of the             Mgmt          For                            For
       shares to shareholders

5.     Grant discharge to the Members of the Board               Mgmt          For                            For
       of Directors

6.1    Re-elect the Board of Directors                           Mgmt          For                            For

6.2    Approve the by-election to the Board of Directors         Mgmt          For                            For

6.3    Elect the Auditors and the Group Auditor                  Mgmt          For                            For

7.     Miscellaneous                                             Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 L'OREAL S.A., PARIS                                                                         Agenda Number:  700903099
--------------------------------------------------------------------------------------------------------------------------
        Security:  F58149133
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  FR0000120321
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Verification Period:  Registered Shares: 1 to             Non-Voting    No vote
       5 days prior to the meeting date, depends on
       company s by-laws.  Bearer Shares: 6 days prior
       to the meeting date.    French Resident Shareowners
       must complete, sign and forward the Proxy Card
       directly to the sub custodian.  Please contact
       your Client Service Representative to obtain
       the necessary card, account details and directions.
       The following applies to Non-Resident
       Shareowners:      Proxy Cards:  ADP will forward
       voting instructions to the Global Custodians
       that have become Registered Intermediaries,
       on ADP Vote Deadline Date.  In capacity as
       Registered Intermediary, the Global Custodian
       will sign the Proxy Card and forward to the
       local custodian. If you are unsure whether
       your Global Custodian acts as Registered Intermediary,
       please contact ADP.    Trades/Vote Instructions:
       Since France maintains a Verification Period,
       for vote instructions submitted that have a
       trade transacted (sell) for either the full
       security position or a partial amount after
       the vote instruction has been submitted to
       ADP and the Global Custodian advises ADP of
       the position change via the account position
       collection process, ADP has a process in effect
       which will advise the Global Custodian of the
       new account position available for voting.
       This will ensure that the local custodian is
       instructed to amend the vote instruction and
       release the shares for settlement of the sale
       transaction.  This procedure pertains to sale
       transactions with a settlement date prior to
       Meeting Date + 1

       PLEASE NOTE THAT THIS A MIX MEETING. THANK YOU.           Non-Voting    No vote

O.1    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Auditors and approve the Company s
       financial statements and the balance sheet
       for the 2005 FY, presenting net earnings of
       EUR 1,589,592,354.89 against EUR 1,230,100,216.83
       for the 2004 FY

O.2    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Statutory Auditors and approve the
       consolidated financial statements for the said
       FY, in the form presented to the meeting

O.3    Approve to recommend the Board of Directors               Mgmt          For                            For
       and resolve the income for the FY of EUR 1,589,592,354.89
       be appropriated as follows: no allocation to
       the legal reserve as it already represents
       on tenth of the share capital first dividend:
       EUR 6,587,696.60 a super dividend of EUR 652,181,963.40
       will be distributed to the shareholders the
       balance of EUR 930,822,694.89 will be allocated
       to the other reserves account and the shareholders
       will receive a net dividend of EUR 1.00 per
       share, and will entitle to the 40% allowance
       provided by the French Tax Code, this dividend
       will be paid on 10 MAY 2006 as required by
       law, it is reminded that, for the last 3 FYs,
       the dividends paid, were as follows: EUR 0.64
       for FY 2002; EUR 0.73 for FY 2003; EUR 0.82
       for FY 2004

O.4    Approve, pursuant to Article 39 of the amended            Mgmt          For                            For
       Finance Law for 2004, to transfer the amount
       of EUR 890,417,190.00 posted to the special
       reserve of long-term capital gains to the other
       reserves account and to withdraw the 2.5% extraordinary
       tax on the amount transferred to the other
       reserves account

O.5    Approve on hearing the special report of the              Mgmt          For                            For
       Auditors on agreements governed by Article
       L.225-38 of the French Commercial Code, takes
       note that there is no agreement to be submitted
       to approval.

O.6    Appoint Sir Lindsay Owen-Jones as a Director              Mgmt          For                            For
       for a 4-year period.

O.7    Appoint Mr. Francisco Castaner Basco as a Director        Mgmt          For                            For
       for a 4-year period.

o.8    Appoint Mr. Xavier Fontanet as a Director for             Mgmt          For                            For
       a 4-year period

O.9    Approve to renew the appointment of Mr. Marc              Mgmt          For                            For
       Ladreit de Lacharriere as a Director for a
       4-year period

O.10   Approve to renew the appointment of Mr. Franck            Mgmt          For                            For
       Riboud as a Director for a 4-year period

O.11   Appoint Mr. Mr. Jean-Paul Agon as a Director              Mgmt          For                            For
       for a 4-year period

O.12   Authorize the Board of Directors trade in the             Mgmt          For                            For
       Company s shares on the stock market or in
       another way, subject to the conditions described
       below: maximum purchase price: EUR 95.00; maximum
       number of shares to be acquired: 10% of the
       share capital, i.e. 65,876,966 shares; maximum
       funds invested in the share buybacks: EUR 6,300,000,000.00;
       Authority expires at the end of 18-month period
       ; and to take all necessary measures and accomplish
       all necessary formalities;  Authority expires
       on completion of 18 months  and authorize the
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.13   Authorize the Board of Directors to grant, in             Mgmt          For                            For
       one or more transactions, in favour of employees
       or Corporate Officers of the Company and related
       Companies, options giving the right to subscribe
       for new shares in the Company, and-or to purchase
       existing shares and the options shall not give
       rights to a total number of shares, which shall
       exceed 12,000,000;  Authority expires at the
       end of  26-month period ; and authorize the
       Directors to take all necessary measures and
       accomplish all necessary formalities this delegation
       of powers supersedes any and all earlier delegations
       to the same effect

E.14   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on 1 or more occasions,
       at its sole discretion, in favour of employees
       (or former employees) of the Company or related
       Companies who are Members of a Company savings
       plan and for an amount that shall not exceed
       1% of the share capital, i.e. a maximal nominal
       amount of EUR 1,317,539.00, by way of issuing
       6,587,696 new shares;  Authority expires at
       the end of 26-month period ; and to take all
       necessary measures and accomplish all necessary
       formalities

E.15   Grant authority to the Board of Directors to              Mgmt          For                            For
       reduce the share capital, on 1 or more occasions,
       by cancelling up to a maximum of 1,800,000
       shares purchased by the Company, in accordance
       with Article L. 225-208 of the French Commercial
       Code;   Authority expires at the end of  26-month
       period ; and to take all necessary measures
       and accomplish all necessary formalities

E.16   Amend the Article 9 of the By-Laws in order               Mgmt          For                            For
       to allow the holding of the Board of Directors
       meetings through means of communication

E.17   Grant authority to the Bearer of an original,             Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 LAS VEGAS SANDS CORP.                                                                       Agenda Number:  932523930
--------------------------------------------------------------------------------------------------------------------------
        Security:  517834107
    Meeting Type:  Annual
    Meeting Date:  07-Jun-2006
          Ticker:  LVS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM P. WEIDNER                                        Mgmt          For                            For
       MICHAEL A. LEVEN                                          Mgmt          For                            For

02     TO CONSIDER AND ACT UPON THE RATIFICATION OF              Mgmt          For                            For
       THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.




--------------------------------------------------------------------------------------------------------------------------
 LG ELECTRONICS INC                                                                          Agenda Number:  700877852
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5275H177
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7066570003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       retained earnings - expected cash dividend:
       KRW 1,250 per 1 ordinary share, KRW 1,300
       per 1 preference share

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Members of the Auditors  Committee              Mgmt          For                            For

4.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LI & FUNG LTD                                                                               Agenda Number:  700947825
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5485F144
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  BMG5485F1445
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited consolidated accounts       Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend of 35.5 HK cents per             Mgmt          For                            For
       share in respect of the YE 31 DEC 2005

3.a    Re-elect Mr. Henny Chan as a Director                     Mgmt          For                            For

3.b    Re-elect Mr. Danny Lau Sai Wing as a Director             Mgmt          For                            For

3.c    Re-elect Professor Franklin Warren McFarlan               Mgmt          For                            For
       as a Director

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Board of Directors to fix
       their remuneration

5.     Approve to increase the authorized share capital          Mgmt          For                            For
       of the Company from HKD 80,000,000 to HKD 100,000,000
       by creating an additional 800,000,000 new shares
       of HKD 0.025 each in the capital of the Company

6.     Approve that, conditional upon the passing of             Mgmt          For                            For
       Resolution 5 in respect of the increase of
       the authorized capital of the Company and the
       Listing Committee of The Stock Exchange of
       Hong Kong Limited  the Stock Exchange  granting
       or agreeing to grant listing of and permission
       to deal in the new shares of HKD 0.025 each
       in the capital of the Company  the Shares
       to be issued and if necessary, the Bermuda
       Monetary Authority granting its approval to
       the issue of the new shares, pursuant to this
       resolution: a) the amount standing to the credit
       of the share premium account of the Company
       as would be required to be applied in paying
       up in full at par new shares, such shares,
       credited as fully paid, to be allotted and
       distributed among the Members of the Company
       as specified in the proportion of 1 new share
       the Bonus Share  for every existing 10 shares
       then held, be capitalized and applied in such
       manner and authorize the Board of Directors
       to allot and issue such Bonus Shares; b) no
       fractional Bonus Shares shall be allotted to
       the Members of the Company and fractional entitlements
       will be aggregated and sold for the benefit
       of the Company; c) the Bonus Shares to be issued
       shall rank pari passu in all respects with
       the existing issued shares as at the date of
       issuing such Bonus Shares except that they
       will not rank for the bonus issue of shares
       mentioned in this resolution or for the final
       dividend for the YE 31 DEC 2005; and d) authorize
       the Directors to do all acts and things as
       may be necessary and expedient in connection
       with the issue of Bonus Shares as specified
       in this resolution

7.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares of the Company during the relevant period,
       not exceeding 10% of the aggregate nominal
       amount of the issued share capital of the Company
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange recognized for
       this purpose by the Securities and Futures
       Commission of Hong Kong and The Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on Share Repurchases;  Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       required by the Companies Act 1981 of Bermuda
       as amended  to be held

8.     Authorize the Directors of the Company, to allot,         Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and to make or grant
       offers, agreements and options during and after
       the relevant period, not exceeding the aggregate
       of (aa) 20% of the aggregate nominal amount
       of the issued share capital of the Company
       at the date of passing this resolution; plus
       (bb) the nominal amount of share capital repurchased
       after passing of this resolution  up to 10%
       of the aggregate nominal amount of the issued
       share capital , otherwise than pursuant to
       i) a rights issue; or ii) any share option
       scheme or similar arrangement; or iii) any
       scrip dividend or similar arrangement;  Authority
       expires the earlier of the conclusion of the
       next AGM or the expiration of the period within
       which the next AGM  of the Company is required
       by the Companies Act 1981 of Bermuda  as amended
       to be held

9.     Authorize the Directors of the Company to exercise        Mgmt          For                            For
       the powers of the Company referred to Resolution
       8, as specified, in respect of the share capital
       of the Company referred to such resolution

S.10   Amend 108(A)(vii) and 116 Bye-laws of the Bye-law         Mgmt          For                            For
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 MAGYAR TELEKOM LTD.                                                                         Agenda Number:  932406019
--------------------------------------------------------------------------------------------------------------------------
        Security:  559776109
    Meeting Type:  Special
    Meeting Date:  07-Nov-2005
          Ticker:  MTA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DECISION REGARDING THE UPSTREAM MERGER OF T-MOBILE        Mgmt          For                            For
       HUNGARY LTD. INTO MAGYAR TELEKOM LTD., ADOPTING
       THE RELEVANT RESOLUTIONS




--------------------------------------------------------------------------------------------------------------------------
 MAGYAR TELEKOM LTD.                                                                         Agenda Number:  932422188
--------------------------------------------------------------------------------------------------------------------------
        Security:  559776109
    Meeting Type:  Special
    Meeting Date:  20-Dec-2005
          Ticker:  MTA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     DECISION ON THE DECLARATION OF THE INDEPENDENT            Mgmt          For                            For
       AUDITOR REGARDING THE DRAFT ASSET BALANCES-
       AND ASSET INVENTORIES OF THE MERGING COMPANIES
       AS WELL AS THE DRAFT ASSET BALANCE AND ASSET
       INVENTORY OF THE LEGAL SUCCESSOR COMPANY, THE
       EXCHANGE RATIO OF THE SHARES, IN ADDITION TO
       THE AUDITOR S DECLARATION ON THE DRAFT MERGER
       AGREEMENT, ALL AS MORE FULLY DESCRIBED IN THE
       AGENDA

03     DECISION OF THE SUPERVISORY BOARD S OPINION               Mgmt          For                            For
       ON THE DRAFT ASSET BALANCES AND ASSET INVENTORIES
       OF THE MERGING COMPANIES

04     APPROVAL OF THE WRITTEN REPORT OF THE BOARD               Mgmt          For                            For
       OF DIRECTORS ON THE MERGER

05     DECISION ON AMOUNT OF ASSET PROPORTION PAYABLE            Mgmt          For                            For
       FOR SHAREHOLDERS WHO DO NOT WISH TO ENTER THE
       LEGAL SUCCESSOR COMPANY

06     DECISION ON THE DRAFT MERGER ASSET BALANCE AND            Mgmt          For                            For
       ASSET INVENTORY OF MAGYAR TELEKOM LTD.

08     COUNTING THOSE SHAREHOLDERS WHO DO NOT WISH               Mgmt          For                            For
       TO ENTER THE LEGAL SUCCESSOR COMPANY

09     DECISION ON THE DRAFT MERGER ASSET BALANCE AND            Mgmt          For                            For
       ASSET INVENTORY OF THE LEGAL SUCCESSOR COMPANY

10     DECISION ON THE MERGER, APPROVAL OF THE MERGER            Mgmt          For                            For
       AGREEMENT

11     DECISION ON THE MEMBERS OF THE BOARD OF DIRECTORS         Mgmt          For                            For
       AND THE SUPERVISORY BOARD OF THE LEGAL SUCCESSOR
       COMPANY

12     DECISION ON THE AMENDMENT OF THE ARTICLES OF              Mgmt          For                            For
       ASSOCIATION OF THE LEGAL SUCCESSOR COMPANY




--------------------------------------------------------------------------------------------------------------------------
 MAGYAR TELEKOM PLC                                                                          Agenda Number:  700842962
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5215H163
    Meeting Type:  AGM
    Meeting Date:  20-Dec-2005
          Ticker:
            ISIN:  HU0000073507
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve informative for the shareholders on               Mgmt          For                            For
       the open issues, raised in connection with
       the merger of the Company and T-Mobile Hungary
       Ltd

2.     Approve the decision on the declaration of the            Mgmt          For                            For
       Independent Auditor regarding the draft asset
       balances and asset inventories of the merging
       companies and legal successor Company, the
       exchange ration of the shares, in addition
       to the Auditors declaration on the Draft Merger
       Agreement as well as the written report of
       the Board of Directors and the Auditors statement
       that the planned Merger will not risk the satisfaction
       of creditors claims towards the Company

3.     Approve the Supervisory Board s opinion on the            Mgmt          For                            For
       draft asset balances and asset inventories
       of the merging companies as well as the legal
       successor Company

4.     Approve the written report of the Board of Directors      Mgmt          For                            For
       on the merger

5.     Approve the amount of the asset proportion payable        Mgmt          For                            For
       for shareholders who do not wish to enter the
       legal successor Company in addition to the
       relevant settlement process

6.     Approve the draft merger asset balance and asset          Mgmt          For                            For
       inventory of Magyar Telecom Ltd

7.     Approve the final registry of shareholders not            Mgmt          For                            For
       wishing to enter the legal successor Company

8.     Approve to count those shareholders who do not            Mgmt          For                            For
       wish to enter the legal successor Company

9.     Approve the draft merger asset balance and asset          Mgmt          For                            For
       inventory of the legal successor Company

10.    Approve: the decision on the Merger; the Merger           Mgmt          For                            For
       Agreement

11.    Approve the decision on the Members of the Board          Mgmt          For                            For
       of Directors and the Supervisory Board of the
       legal successor Company

12.    Amend the Articles of Association of the legal            Mgmt          For                            For
       successor Company

13.    Miscellaneous                                             Other         For                            *

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING TYPE.  IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS.  THANK YOU

       PLEASE NOTE THAT THIS IS AN EGM.THANK YOU                 Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MAKITA CORPORATION                                                                          Agenda Number:  700947015
--------------------------------------------------------------------------------------------------------------------------
        Security:  J39584107
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3862400003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 9, Special Dividend
       JPY 29, Corporate Officers  bonuses JPY 105,000,000
       (excluding an Outside Director and including
       JPY 7,000,000 to the Corporate Auditors)

2.     Amend the Articles of Incorporation: Decrease             Mgmt          For                            *
       Authorized Capital, Approve Revisions Related
       to the New Commercial Code

3.     Appoint a Substitute Corporate Auditor                    Mgmt          For                            *

4.     Approve Payment of retirement allowances for              Mgmt          For                            *
       Directors and Statutory Auditors for the period
       up to the termination of the retirement allowance
       plan




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BKG BERHAD                                                                          Agenda Number:  700806841
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  AGM
    Meeting Date:  08-Oct-2005
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the reports of the Directors and Auditors         Mgmt          For                            For
       and the audited financial statements the FYE
       30 JUNE 2005

2.     Declare a final dividend of 25 sen per share              Mgmt          For                            For
       less 28% income tax and a special dividend
       of 35 sen per share less 28% income tax for
       the FYE 30 JUNE 2005 as recommended by the
       Board

3.     Re-elect Mr. Tan Sri Mohamed Basir bin Ahmad              Mgmt          For                            For
       as a Director, who retires by rotation, in
       accordance with Articles 96 and 97 of the Articles
       of Association of Maybank  the Company

4.     Re-elect Mr. Mohammad bin Abdullah as a Director,         Mgmt          For                            For
       who retires by rotation, in accordance with
       Articles 96 and 97 of the Articles of Association
       of Maybank  the Company

5.     Re-elect Mr. Datuk Abdul Rahman Bin Mohd Ramli            Mgmt          For                            For
       as a Director, who retires by rotation, in
       accordance with Articles 96 and 97 of the Articles
       of Association of Maybank  the Company

6.     Re-elect Mr. Datuk Zainun Aishah Binti Ahmad              Mgmt          For                            For
       as a Director, who retires in accordance with
       Article 100 of the Articles of Association
       of Maybank

7.     Re-appoint Mr. Dato  Richard Ho Ung Hun as a              Mgmt          For                            For
       Director of the Company, who retires in accordance
       with Section 129(6) of the Companies Act, 1965
       to hold office until the next AGM

8.     Re-appoint Mr. Raja Tan Sri Muhammad Alias bin            Mgmt          For                            For
       Raja Muhd. Ali as a Director of the Company
       in accordance with Section 129(6) of the Companies
       Act, 1965 to hold office until the next AGM

9.     Approve the Directors  fees of MYR 734,386.31             Mgmt          For                            For
       in respect of the FYE 30 JUNE 2005

10.    Re-appoint Messrs. Ernst & Young as Auditors              Mgmt          For                            For
       of Maybank to hold office until the conclusion
       of the next AGM in the year 2006 and authorize
       the Board to fix their remuneration

11.    Authorize the Directors, pursuant to Section              Mgmt          Abstain                        Against
       132D of the Companies Act, 1965 and subject
       always to the approvals of all the relevant
       regulatory authorities being obtained for issue
       and allotment, to issue shares in the Company
       at any time until the conclusion of the next
       AGM and upon such terms and conditions and
       for such purposes and to such person or persons
       as the Directors may, in their absolute discretion,
       deem fit provided that the aggregate number
       of shares to be issued does not exceed 10%
       of the issued share capital of the Company
       for the time being




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BKG BERHAD                                                                          Agenda Number:  700807007
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  EGM
    Meeting Date:  08-Oct-2005
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve to insert a new Clause 3(u)(A) after              Mgmt          For                            For
       Clause 3(u) of the Memorandum of Association

S.2    Amend, conditional upon the passing of Special            Mgmt          For                            For
       Resolution 1, the Company s Articles of Association
       by inserting a new Article 6A after Article
       6, by inserting a new sub-paragraph at the
       end of the existing Article 51(1)(d) and by
       the deletion of the words   other than shares
       of the Company   in Article 115(2) as specified




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BKG BERHAD                                                                          Agenda Number:  700826007
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  EGM
    Meeting Date:  14-Nov-2005
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, Mayban Fortis to acquire 210,060,496             Mgmt          For                            For
       ordinary shares of MYR 1.00 each in MNIH representing
       approximately 73.62% of its equity interest
       as 18 OCT 2005  for a cash consideration of
       MYR 4.02 per share or totaling approximately
       MYR 844,443,194 in accordance with the terms
       and conditions Sale of Shares Agreement with
       PNB and ARN-ASB dated29 AUG 2005; and in accordance
       with the provisions of the Malaysian Code on
       takeovers and mergers, 1998 and any other relevant
       laws and regulations to Mayban Fortis to undertake
       a MGO to acquire the remaining voting shares
       in MNIH, not owned by Mayban Fortis and persons
       acting in concert with it   MNIH MGO   and
       MNIH, to undertake a MGO to acquire the remaining
       voting shares in MNIB, not owned by MNIH
       MNIB MGO   and authorize the Board of Directors
       of Maybank to give effect to the proposed MNIH
       acquisition, MNIH MGO and MNIB MGO  collectively,
       the proposals  with full power to assent to
       any condition and/or amend in any manner as
       may be required by the relevant authorities
       and to deal with all matters relating there
       to and to enter into all such agreements, arrangements,
       undertakings, indemnities, transfer and assignments
       with any party or parties and to take all steps
       and to do all acts and things in any manner
       as the Board of Directors may deem necessary
       and expedient to implement, finalize and give
       full effect to the proposals, including all
       necessary steps to ensure the successful delisting
       of MNIH from the Main Board of Bursa Malaysian
       Securities Berhad




--------------------------------------------------------------------------------------------------------------------------
 MARUTI UDYOG LTD                                                                            Agenda Number:  700795442
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7565Y100
    Meeting Type:  AGM
    Meeting Date:  09-Sep-2005
          Ticker:
            ISIN:  INE585B01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2005 and the profit and loss account
       for the YE on 31 MAR 2005 together with the
       reports of the Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Mr. R.C. Bhargava as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Amal Ganguali as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Kumar Mangalam Birla as a Director,        Mgmt          For                            For
       who retires by rotation

6.     Re-appoint, pursuant to Section 224 and other             Mgmt          For                            For
       provisions of the Companies Act 1956, M/s.
       Price Waterhouse, Chartered Accountants, as
       the Auditors of the Company until the conclusion
       of the 25th AGM of the Company at a remuneration
       fixed by the Board and the reimbursement of
       out of pocket expenses, if any, incurred in
       connection with the audit

7.     Re-appoint Mrs. Pallavi Shroff as a Director              Mgmt          For                            For
       of the Company liable to retire by rotation

8.     Re-appoint Mr. Jagdish Khattar as a Non-retiring          Mgmt          For                            For
       Director and Managing Director of the Company,
       pursuant to Article 91(3), (4) and (6) of the
       Articles of Association of the Company and
       the provisions of Sections 198, 269, 309, 310,
       311, Schedule XIII and all other applicable
       provisions, if any, of the Companies Act, 1956,
       consent of the Company and the payment of the
       remuneration as under: tenure of appointment;
       remuneration; and minimum remuneration as specified

9.     Approve, pursuant to Article 91(6) of the Articles        Mgmt          For                            For
       of Association of the Company and the provisions
       of Sections 198, 309, 310, 311, Schedule XIII
       and all other applicable provisions of the
       Companies Act, 1956,  including any statutory
       modification(s) or re-enactment thereof, for
       the time being in force  and in partial suppression
       of the earlier resolution passed in this regard
       in the 23 AGM, consent of the Company, the
       payment of increased/modified remuneration
       to Mr. Shinichi Takeuchi, as a Joint Managing
       Director of the Company with effect from 01
       JUN 2005 as under: remuneration and minimum
       remuneration as specified

10.    Re-appoint Mr. Hirofumi Nagao as a Whole-time             Mgmt          For                            For
       retiring Director designated as a Joint Managing
       Director of the Company, pursuant to Article
       91(2), (5) and (6) of the Articles of Association
       of the Company and the provisions of Sections
       198, 262, 269, 309, 310, 311, Schedule XIII
       and all other applicable provisions of the
       Companies Act, 1956, consent of the Company,
       on the terms and conditions including the payment
       of the remuneration as under : tenure of appointment;
       remuneration and minimum remuneration as specified

11.    Re-appoint Mr. Kinji Saito as a Whole-time retiring       Mgmt          For                            For
       Director designated as a Director  Marketing
       & Sales  of the Company, pursuant to Article
       91(2) and (6) of the Articles of Association
       of the Company and the provisions of Section
       198, 269, 309, 310, 311, Schedule XIII and
       all other applicable provisions, if any, of
       the Companies Act, 1956, consent of the Company,
       on the terms and conditions including the payment
       of the remuneration as under: tenure of appointment;
       remuneration and minimum remuneration as specified

12.    Approve to pay the fees to Non-Executive Directors        Mgmt          For                            For
       of the Company for attending each meeting of
       the Board of Directors or any Committee thereof,
       as may be determined by the Board of Directors,
       which amount shall not exceed INR 20,000 or
       such other ceiling as may be prescribed under
       the Companies Act 1956 or by the Central Government
       in that behalf




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700876951
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  EGM
    Meeting Date:  01-Mar-2006
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize Maxis, through Global Communication             Mgmt          Against                        Against
       Services Holdings Ltd  GCSH , its wholly-owned
       subsidiary, and/or the subsidiaries or nominees
       of Maxis, to acquire from Aircel Televentures
       Limited  ATVL , 94,864,865 equity shares of
       INR 10 each representing 39% of the enlarged
       issued and paid-up share capital of Aircel
       Limited  Aircel  for a cash consideration of
       USD 422 million, upon the terms and conditions
       of the conditional share purchase agreement
       dated 30 DEC 2005 entered into by ATVL, the
       Company, Aircel and Sterling Infotech  Limited
       SIL   SPA  as varied by the substitution agreement
       dated 05 JAN 2006 entered into by ATVL, the
       Company, Aircel, SIL and GCSH, or as otherwise
       varied pursuant to the SPA  collectively referred
       to as the SPA Documents , the salient terms
       of which are more particularly specified in
       the Circular; through GCSH and/or the subsidiaries
       or nominees of Maxis, to subscribe for 11,828,440
       equity shares of INR 10 each representing 25.714%
       of the enlarged issued and paid-up share capital
       of Deccan Digital Networks Private Limited
       JVC  for a cash consideration of INR 118,284,400,
       upon the terms and conditions of the shareholders
       agreement dated 20 JAN 2006 entered into by
       GCSH, Sindya Securities & Investments Private
       Limited and the JVC, all or a substantial portion
       of which sum shall be used as part payment
       for the acquisition by the JVC of 85,135,135
       equity shares of INR 10 each representing 35%
       of the enlarged issued and paid-up share capital
       of Aircel, upon the terms and conditions of
       the SPA Documents, the salient terms of which
       are more particularly specified in the Circular;
       through GCSH and/or the subsidiaries or nominees
       of Maxis, to subscribe for the cumulative redeemable
       non-convertible preference shares of the face
       value of INR 10 Indian Rupees each to be issued
       by the JVC for a cash consideration of up to
       USD 375 million, all or a substantial portion
       of which sum shall be used as part payment
       for the acquisition by the JVC of 85,135,135
       equity shares of INR 10 each representing 35%
       of the enlarged issued and paid-up share capital
       of Aircel, upon the terms and conditions of
       the SPA Documents, the salient terms of which
       are more particularly specified in the Circular
       collectively,  the Proposed Acquisition and
       the Proposed JV  ; authorize the Directors
       and the Company, through GCSH and/or the subsidiaries
       or nominees of Maxis, i  to assent to any condition,
       modification, variation and/or amendment which
       is in the best interests of the Company; ii
       to approve or enter into such other agreements,
       documents and arrangements as they may deem
       necessary, appropriate and/or desirable and
       to submit all relevant applications to the
       relevant authorities and to any third parties;
       iii  to approve or enter into such agreements
       or to execute such documents as may be required
       or expedient; and iv  to take all such actions
       and do all such acts, deeds and things as are
       necessary, expedient or appropriate, in the
       best interests of the Company, to implement,
       finalise, complete and to give full effect
       to the proposed acquisition and the proposed
       JV and to discharge the obligations of the
       Company and/or GCSH and/or the subsidiaries
       or nominees of Maxis under all agreements entered
       into

2.     Authorize the Company, through GCSH and/or the            Mgmt          Against                        Against
       subsidiaries or nominees of Maxis, the acquisition
       as specified in the Circular of Maxis is terminated
       in accordance with the terms and conditions
       of the conditional share purchase agreement
       dated 30 DEC 2005 entered into by Aircel Televentures
       Limited  ATVL , the Company, Aircel Limited
       Aircel  and Sterling Infotech Limited  SIL
       SPA  as varied by the substitution agreement
       dated 05 JAN 2006 entered into by ATVL, the
       Company, Aircel, SIL and Global Communication
       Services Holdings Ltd  GCSH , or as otherwise
       varied pursuant to the SPA, for the exercise
       of a put option to sell to SIL and C. Sivasankaran
       CS   SIL and CS are collectively referred
       to as the Sterling Group  or its nominees,
       all but not less than all of 63,243,243 equity
       shares of INR 10 each  Option Shares  representing
       26% of the enlarged issued and paid-up share
       capital of Aircel for a total cash consideration
       of USD 280 million and in the event the call
       option is exercised by the Sterling Group to
       sell the Option Shares to the Sterling Group
       or its nominees for a total cash consideration
       of USD 280 million, upon the terms and conditions
       of the option agreement dated 30 DEC 2005 entered
       into by the Company, SIL and CS  Option Agreement
       , as varied by the substitution agreement dated
       05 JAN 2006 entered into by the Company, SIL,
       CS and GCSH, or as otherwise varied pursuant
       to the Option Agreement, the salient terms
       of which are more particularly set out in the
       Circular  the Proposed Option ; authorize the
       Directors and the Company, through GCSH and/or
       the subsidiaries or nominees of Maxis, i  to
       assent to any condition, modification, variation
       and/or amendment which is in the best interests
       of the Company; ii  to approve or enter into
       such other agreements, documents and arrangements
       as they may deem necessary, appropriate and/or
       desirable and to submit all relevant applications
       to the relevant authorities and to any third
       parties; iii  to approve or enter into such
       agreements or to execute such documents as
       may be required or expedient; and iv  to take
       all such actions and do all such acts, deeds
       and things as are necessary, expedient or appropriate,
       in the best interests of the Company, to implement,
       finalise, complete and give full effect to
       the Proposed Option and to discharge the obligations
       of the Company and/or GCSH and/or the subsidiaries
       or nominees of Maxis under all agreements entered
       into




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700967992
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  EGM
    Meeting Date:  01-Jun-2006
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       to enter into recurrent related party transactions
       of a revenue or trading nature with Astro All
       Asia Networks Plc and/or its affiliates as
       specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favourable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and which are not detrimental
       to the minority shareholders of the Company,
       and  Authority expires the earliest of the
       conclusion of the next AGM of the Company or
       the expiration of the period within which the
       next AGM is required to be held pursuant to
       Section 143(1) of the Companies Act, 1965 (but
       shall not extend to such extension as may be
       allowed pursuant to Section 143(2) of the Companies
       Act, 1965  ; authorize the Directors of the
       Company to complete and do all such acts and
       things  including executing all such documents
       as may be required  as they may consider expedient
       or necessary to give effect to this resolution

2.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with Tanjong
       Public Limited Company and/or its affiliates
       as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favourable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and which are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

3      Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       to enter into recurrent related party transactions
       of a revenue or trading nature with Measat
       Satellite Systems Sdn Bhd as specified, provided
       that such transactions are necessary for the
       day-to-day operations of the Company and its
       subsidiaries and are carried out in the ordinary
       course of business on normal commercial terms
       and on terms which are not more favourable
       to MEASAT Satellite Systems Sdn Bhd than those
       generally available to the public and which
       are not detrimental to the minority shareholders
       of the Company;  Authority expires the earliest
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM is required to be held pursuant
       to Section 143(1) of the Companies Act, 1965
       (but shall not extend to such extension as
       may be allowed pursuant to Section 143(2) of
       the Companies Act, 1965  ; and authorize the
       Directors of the Company to complete and do
       all such acts and things  including executing
       all such documents as may be required  as they
       may consider expedient or necessary to give
       effect to this resolution

4.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       for to enter into recurrent related party transactions
       of a revenue or trading nature with Usaha Tegas
       Sdn Bhd and/or its affiliates as specified,
       provided that such transactions are necessary
       for the day-to-day operations of the Company
       and its subsidiaries and are carried out in
       the ordinary course of business on normal commercial
       terms and on terms which are not more favourable
       to the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company,
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

5.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       to enter into recurrent related party transactions
       of a revenue or trading nature with Heitech
       Padu Berhad as specified, provided that such
       transactions are necessary for the day-to-day
       operations of the Company and its subsidiaries
       and are carried out in the ordinary course
       of business on normal commercial terms and
       on terms which are not more favourable to Heitech
       Padu Berhad than those generally available
       to the public and which are not detrimental
       to the minority shareholders of the Company,
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

6.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       to enter into recurrent related party transactions
       of a revenue or trading nature with Genting
       Berhad and/or its affiliates and Resorts World
       Berhad and/or its affiliates as specified,
       provided that such transactions are necessary
       for the day-to-day operations of the Company
       and its subsidiaries and are carried out in
       the ordinary course of business on normal commercial
       terms and on terms which are not more favourable
       to the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

7.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       for to enter into recurrent related party transactions
       of a revenue or trading nature with AmFinance
       Berhad and/or its affiliates as specified,
       provided that such transactions are necessary
       for the day-to-day operations of the Company
       and its subsidiaries and are carried out in
       the ordinary course of business on normal commercial
       terms and on terms which are not more favourable
       to the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

8.     Authorize the Company and its subsidiaries pursuant       Mgmt          For                            For
       to Paragraph 10.09 of the Listing Requirements
       of Bursa Malaysia Securities Berhad to enter
       into recurrent related party transactions of
       a revenue or trading nature with Malayan Banking
       Berhad and/or its affiliates as specified,
       provided that such transactions are necessary
       for the day-to-day operations of the Company
       and its subsidiaries and are carried out in
       the ordinary course of business on normal commercial
       terms and on terms which are not more favourable
       to the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

9.     Authorize the Company and its subsidiaries pursuant,      Mgmt          For                            For
       to Paragraph 10.09 of the Listing Requirements
       of Bursa Malaysia Securities Berhad to enter
       into recurrent related party transactions of
       a revenue or trading nature with KLCC Property
       Holdings Berhad and/or its affiliates and KLCC
       (Holdings) Sdn Bhd and/or its affiliates as
       specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favourable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and which are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       (including executing all such documents as
       may be required) as they may consider expedient
       or necessary to give effect to this resolution

10.    Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       for to enter into recurrent related party transactions
       of a revenue or trading nature with UMTS (Malaysia)
       Sdn Bhd as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favourable to UMTS (Malaysia)
       Sdn Bhd than those generally available to the
       public and which are not detrimental to the
       minority shareholders of the Company;  Authority
       expires the earliest of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM is required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965 (but shall not extend to
       such extension as may be allowed pursuant to
       Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

11.    Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       to enter into recurrent related party transactions
       of a revenue or trading nature with PT Multipolar
       Corporation Tbk and PT Broadband Multimedia
       Tbk as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favourable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and which are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

12.    Authorize the Board of Directors at any time,             Mgmt          For                            For
       and from time to time during the period commencing
       from the date on which this resolution is passed
       the Approval Date  and to offer and grant
       to Dato  Jamaludin bin Ibrahim, the Chief Executive
       Officer and an Executive Director of the Company,
       in accordance with and subject to the provisions
       of the Bye-Laws governing the Company s Employee
       Share Option Scheme  ESOS  and the terms of
       the contract of service between the Company
       and Dato  Jamaludin bin Ibrahim, option or
       options to subscribe for up to a maximum of
       1,000,000 ordinary shares of MYR 0.10 each
       in the Company available under the ESOS;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company commencing next after the
       approval date or the expiration of the period
       within which the next AGM of the Company is
       required by law to be held

13.    Approve the fees of the Non-Executive Directors           Mgmt          For                            For
       of the Company for the year to end on 31 DEC
       2006 and for each subsequent year determined
       at an aggregate of MYR 3,000,000 per annum,
       to be divided amongst them in such manner as
       the Directors of the Company may  agree, in
       accordance with Article 122 of the Company
       s Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700968021
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2006
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Approve the Directors  report and financial               Non-Voting    No vote
       statements for the FYE 31 DEC 2005 and the
       Auditors  report thereon

1.     Declare a final gross dividend of 16.67 Sen               Mgmt          For                            For
       per ordinary share less Malaysian Income Tax
       at 28% for the FYE 31 DEC 2005

2.     Re-elect Mr. Y. A.M. Dato  Seri Syed Anwar Jamalullail    Mgmt          For                            For
       as a Director, who retires by rotation pursuant
       to Article 114 of the Company s Articles of
       Association

3.     Re-elect Mr. Lord Killearn as a Director, who             Mgmt          For                            For
       retires by rotation pursuant to Article 114
       of the Company s Articles of Association

4.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors of the Company and to authorize
       the Directors to fix their remuneration

5.     Authorize the Directors, pursuant to Section              Mgmt          Against                        Against
       132D of the Companies Act 1965, to issue shares
       in the Company at any, upon such terms and
       conditions and for such purposes as the Directors
       may, in their absolute discretion, deem fit
       provided that the aggregate number of shares
       to be issued does not exceed 10% of the issued
       share capital of the Company for the time being,
       subject always to the approval of all the relevant
       regulatory bodies, if required, being obtained
       for such allotment and issue;  Authority expires
       until the conclusion of the next AGM




--------------------------------------------------------------------------------------------------------------------------
 MEDIATEK INCORPORATION                                                                      Agenda Number:  700939094
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5945U103
    Meeting Type:  AGM
    Meeting Date:  21-Jun-2006
          Ticker:
            ISIN:  TW0002454006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE

1.1    Approve the report on business operating results          Mgmt          For                            For
       for 2005

1.2    Approve to rectify the financial statements               Mgmt          For                            For
       of 2005 by the Company Supervisors

2.1    Approve the business reports and the financial            Mgmt          For                            For
       statements for 2005

2.2    Approve the distribution of profits of 2005;              Mgmt          For                            For
       cash dividend TWD 11 per share

3.1    Approve to issue the new shares from distribution         Mgmt          Against                        Against
       of profits and employees bonus; stock dividend
       100 shares per 1,000; shares from retained
       earnings subject to 20% withholding tax

3.2    Amend the Articles of Incorporation                       Mgmt          For                            For

3.3    Amend the procedures of the acquisition or disposal       Mgmt          For                            For
       of substantial assets

3.4    Re-elect the Domestic Directors and the Supervisors       Mgmt          For                            For
       of the Company

3.5    Approve to allowing Directors to hold responsibilities    Mgmt          For                            For
       with competitors

4      Other and extraordinary motions                           Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 MERRY ELECTRONICS CO LTD                                                                    Agenda Number:  700798171
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6021M106
    Meeting Type:  EGM
    Meeting Date:  18-Oct-2005
          Ticker:
            ISIN:  TW0002439007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the proposal of merger with the subsidiary        Mgmt          Abstain                        Against

2.     Approve the revision on the utilization of overseas       Mgmt          Abstain                        Against
       unsecured convertible bonds

3.     Approve the revision of the Articles of Incorporation     Mgmt          Abstain                        Against




--------------------------------------------------------------------------------------------------------------------------
 MERRY ELECTRONICS CO LTD                                                                    Agenda Number:  700978286
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6021M106
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2006
          Ticker:
            ISIN:  TW0002439007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 299271 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the 2005 business reports                         Mgmt          For                            For

1.2    Receive the 2005 audited reports reviewed by              Mgmt          For                            For
       the Supervisors

1.3    Receive the 2006 business plan                            Mgmt          For                            For

2.1    Ratify the 2005 business and financial reports            Mgmt          For                            For

2.2    Ratify the 2005 earnings distribution;  cash              Mgmt          For                            For
       dividend: TWD 2.475 per shares, stock divided:
       82.5 per 100 shares

2.3    Approve to raise capital by issuing new shares            Mgmt          For                            For
       from earnings and employee s bonus

2.4    Approve to revise the procedures of loan to               Mgmt          For                            For
       other parties

2.5    Approve to revise the procedures of endorsements          Mgmt          For                            For
       and guarantees

2.6    Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Any other motions                                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 METRO AG, DUESSELDORF                                                                       Agenda Number:  700921631
--------------------------------------------------------------------------------------------------------------------------
        Security:  D53968125
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  DE0007257503
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the approved financial statements,        Non-Voting    No vote
       and the approved consolidated financial statements,
       the management reports for Metro AG and the
       Metro Group for the FY 2005, including the
       report by the Supervisory Board and the resolution
       on the appropriation on the balance sheet profit

2.     Resolution on the formal approval of the acts             Mgmt          For                            For
       of the Members of the Management Board for
       the FY 2005

3.     Resolution on the formal approval of the acts             Mgmt          For                            For
       of the Members of the Supervisory Board for
       the FY 2005

4.     Election of KPMG Deutsche Treuhand-Gesellschaft           Mgmt          For                            For
       Aktiengesellschaft as the Auditor for the annual
       financial statements and the consolidated financial
       statements for the FY 2006

5.1    Elect Dr. Eckhard Cordes as the Member of the             Mgmt          For                            For
       Supervisory Board

5.2    Elect Mr. Peter Kupfer as the Member of the               Mgmt          For                            For
       Supervisory Board

6.     Resolution on the authorization to acquire Company        Mgmt          For                            For
       stock

7.     Resolution on the amendment of Article 16 of              Mgmt          For                            For
       the Articles of Association  registration for
       and attendance of the General Meeting




--------------------------------------------------------------------------------------------------------------------------
 METSO CORPORATION                                                                           Agenda Number:  700874185
--------------------------------------------------------------------------------------------------------------------------
        Security:  X53579102
    Meeting Type:  AGM
    Meeting Date:  04-Apr-2006
          Ticker:
            ISIN:  FI0009007835
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU

1.1    Adopt the accounts                                        Mgmt          For                            For

1.2    Approve to pay a dividend of EUR 1.40 per share           Mgmt          For                            For

1.3    Grant discharge from liability                            Mgmt          Against                        Against

1.4    Approve the remuneration of the Board Members             Mgmt          For                            For

1.5    Approve the remuneration of the Auditor(s)                Mgmt          Abstain                        Against

1.6    Approve the composition of the Board                      Mgmt          For                            For

1.7    Elect the Auditor(s)                                      Mgmt          For                            For

2.     Authorize the Board to acquire the Company s              Mgmt          For                            For
       own shares

3.     Authorize the Board to dispose the Company s              Mgmt          For                            For
       own shares

4.     Approve to increase the share capital by issuing          Mgmt          Against                        Against
       new shares convertible bonds and/or stock options

5.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           For                            Against
       PROPOSAL: Elect the Nomination Committee




--------------------------------------------------------------------------------------------------------------------------
 MIGROS TURK TAS                                                                             Agenda Number:  700872472
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7009U105
    Meeting Type:  EGM
    Meeting Date:  24-Feb-2006
          Ticker:
            ISIN:  TRAMIGRS91J6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the opening of the meeting and elect              Mgmt          For                            For
       the Chair Panel

2.     Authorize the Board of Directors to accomplish            Mgmt          For                            For
       the merger of Migros Turk A.S. with Tansas
       Parakende Magazacilik Ticaret A.S. by means
       of taking over the said Company with all its
       assets and liabilities as a whole as of  31
       DEC 2005 in accordance with  Article 451 and
       following articles of the Turkish Commercial
       Code and Articles 37, 38 and 39 of the Corporate
       Tax Law, to make all necessary transactions
       with regard to the said subject and to sign
       Association Agreement which will be soon submitted
       to the approval of the general assembly

3.     Authorize the Chair Panel to sign the minutes             Mgmt          For                            For
       of the meeting on behalf of the general assembly

4.     Approve the requests and wishes                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 MIGROS TURK TAS                                                                             Agenda Number:  700897222
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7009U105
    Meeting Type:  OGM
    Meeting Date:  12-Apr-2006
          Ticker:
            ISIN:  TRAMIGRS91J6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the assembly and elect the Chairmanship        Mgmt          For                            For

2.     Receive and discuss the Board of Directors activity       Mgmt          For                            For
       report, the Auditors  report and the Independent
       External Auditing Company Basaran Nas Serbest
       Muhasebeci Mali Musavirlik A.S. s report and
       the Board of Directors concerning the balance
       sheet and the income statement of 2005

3.     Grant discharge to the Members of the Board               Mgmt          For                            For
       of Directors and the Auditors

4.     Approve the Board of Directors concerning the             Mgmt          For                            For
       distribution of year 2005 s profit

5.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and approve to determine his/her term in the
       office

6.     Elect the Auditors and approve to determine               Mgmt          For                            For
       his/her term in the office

7.     Approve the remuneration of the Members of Board          Mgmt          Abstain                        Against
       of Directors and the Auditors

8.     Approve to give information about the donations           Mgmt          For                            For
       given across the year 2005

9.     Ratify the election of Independent Auditing               Mgmt          For                            For
       Company held by the Board of Directors in accordance
       with the regulation concerning the Capital
       Market Independent Auditing issued by Capital
       Market Board

10.    Authorize the Members of the Board of Directors           Mgmt          For                            For
       to become partner to the companies operating
       in the same field of business in person on
       or behalf of other persons and to make all
       necessary transactions in accordance with the
       Articles 334 and 335 of the Turkish Trade Code

11.    Authorize the Chairmanship in order to sign               Mgmt          For                            For
       the minutes of the assembly

12.    Wishes                                                    Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 MIGROS TURK TAS                                                                             Agenda Number:  700988934
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7009U105
    Meeting Type:  OGM
    Meeting Date:  26-Jun-2006
          Ticker:
            ISIN:  TRAMIGRS91J6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting and elect the Chairmanship         Mgmt          For                            For

2.     Ratify the solo financial statements  dated               Mgmt          For                            For
       31 DEC 2006  based on the merger account and
       of the Association Agreement concerning the
       merger of Migros Turk A.S. with Tansas Parakende
       Magazacilik Ticaret A.S. by means of taking
       over the said Company with all its assets and
       liabilities as a whole as of 31 DEC 2005 in
       accordance with Article 451 and following Articles
       of the Turkish Commercial Code and Articles
       37, 38 and 39 of the Corporate Tax Law

3.     Approve to increase of the Company s issued               Mgmt          For                            For
       capital from TRY 158,355.000 to TRY 176,266,866
       and amend Article 6 of the Articles of Association,
       by reason of the merger

4.     Authorize the Chairmanship to sign the minutes            Mgmt          For                            For
       of the meeting on behalf of the general assembly

5.     Wishes                                                    Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 MOL MAGYAR OLAJ- ES GAZIPARI RT                                                             Agenda Number:  700909116
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5462R112
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  HU0000068952
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.     Closing the business year 2005; Receive the               Mgmt          For                            For
       report of the Board of Directors on the 2005
       business operation as prescribed by the act
       on accounting presentation of the proposal
       for the financial statements  parent company
       and consolidated in compliance with International
       Financial Reporting Standards as adopted by
       the European Union  IFRS  and distribution
       of profit after taxation; receive  the Auditors
       report on the 2005 report, closing statement
       and the report of the Supervisory Board on
       the 2005 reports and the proposal for the distribution
       of profit after taxation; approve the decision
       on the 2005 financial statements of the Company
       as prescribed by the act on accounting  parent
       Company and consolidated incompliance with
       IFRS , distribution of profit after taxation,
       amount of dividend and the decision on the
       approval of the corporate governance declaration

2.     Appoint the Auditor and determine the remuneration        Mgmt          For                            For

3.     Authorize of the Board of Directors to acquire            Mgmt          For                            For
       treasury shares

4.     Approve the amendment to the Company s name,              Mgmt          For                            For
       branch offices, business premises and scope
       of activity as well as the related amendments
       of Article 3  name of the Company ; Article
       4  business premises and branch offices  and
       Article 5  scope of activity of the articles
       of association

5.     Approve the amendment to the Articles of Association;     Mgmt          For                            For
       the amendment of the Articles relating the
       convening and procedure of the general meeting,
       registration of the shareholders or the nominees,
       shareholder proxy, closing of the share register
       and blocking of shares following the closing
       of the share register; the amendment of Articles
       related to Board of Directors and Supervisory
       Board; authorize of the Board of Directors
       in the Articles of Association to amend the
       Company s name, seat, business premises and
       branch offices and the Company s scope of activity,
       except for the main activity; the amendment
       of the Articles relating to the payment of
       dividend

6.     Approve the amended Charter of the Supervisory            Mgmt          For                            For
       Board

7.     Appoint the Audit Committee from the Independent          Mgmt          For                            For
       Members of the Supervisory Board

8.     Approve the principles and the framework of               Mgmt          For                            For
       Company s long-term incentive scheme for senior
       employees

       PLEASE NOTE THAT IF THERE IS NO QUORUM THE REPEATED       Non-Voting    No vote
       AGM WILL BE HELD ON THE SAME DAY AND LOCATION
       AT 11.00 A.M.




--------------------------------------------------------------------------------------------------------------------------
 MOTOR INDUSTRIES CO LTD                                                                     Agenda Number:  700962574
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6139L131
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2006
          Ticker:
            ISIN:  INE323A01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 DEC 2005 and the profit & loss account
       for the YE on that date and the report of the
       Directors and auditors thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.1    Re-elect Mr. M. Lakshminarayan as a Director,             Mgmt          For                            For
       who retires by rotation

3.2    Re-elect Dr. A. Hieronimus as a Director, who             Mgmt          For                            For
       retires by rotation

3.3    Re-elect Mr. D.S. Parekh as a Director, who               Mgmt          For                            For
       retires by rotation

4.     Re-appoint Messrs. Pricewaterbouse & Co, Chartered        Mgmt          For                            For
       Accountants  as the Auditors of the Company
       for the FYE 31 DEC 2006, until the conclusion
       of the next AGM and authorize the Board of
       Directors to fix the remuneration

5.     Appoint Mr. Bernhard Steinruecke as a Director            Mgmt          For                            For
       of the Company, pursuant to Article 85 of the
       Articles of Association of the Company

6.     Appoint Dr. F. Allerkamp as a Director of the             Mgmt          For                            For
       Company, pursuant to Article 72 and 86 of the
       Articles of Association of the Company

7.     Approve, in partial modification of the resolutions       Mgmt          For                            For
       passed at the AGM held on 16 JUN 2004 in respect
       of Dr. A. Hieronimus and at the AGMs held on
       15 JUN 2001 and 08 MAY 2003 in respect of Mr.
       M. Lakshmiraanyan and Mr. V.K. Viswanathan
       and pursuant to the provisions of Sections
       198, 269, 309 and other applicable provisions.
       if any, of the Companies Act, 1956, as specified,
       the revision in the variable annual bonus payable
       to Dr. Hieronimus, Mr. Lakshminarayan and Mr.
       Viswanathan to take effect from 01 JAN 2005,
       for the unexpired period of their respective
       term as specified

8.     Approve, in partial modification of the resolutions       Mgmt          For                            For
       passed at the AGM held on 16 JUN 2004 in respect
       of Dr. A. Hieronimus and at the AGMs held on
       15 JUN 2001 and 08 MAY 2003 in respect of Mr.
       M. Lakshmiraanyan and Mr. V.K. Viswanathan
       and pursuant to the provisions of Sections
       198, 269, 309 and other applicable provisions.
       if any, of the Companies Act, 1956, as specified,
       the revision in the salary range of Dr. Hieronimus:
       EUR 280,000 to EUR 360,000 per annum, Mr. Lakshminarayan:
       INR 7,000,000 to INR 10,000,000 per annum and
       Mr. Viswanathan: INR 7,000,000 to INR 10,000,000
       per annum, increments being at the discretion
       of the Board to take effect from 01 JAN 2006,
       for the unexpired period of their respective
       term; and all other terms and conditions of
       appointment of Mr. Lakshminarayan and Mr. Viswanathan
       as approved by the shareholders at the AGMs
       held on 15 JUN 2001 and 08 MAY 2003 and of
       Dr. Hieronimus as approved by the shareholders
       at the AGM held on 16 JUN 2004 shall continue
       to remain in force and effect in accordance
       with the terms thereof

9.     Re-appoint Mr. M. Lakshminaryan as the Joint              Mgmt          For                            For
       Managing Director of the Company, pursuant
       to the provisions of Sections 198, 269, 309
       and other applicable provisions, if any, of
       the Companies Act, 1956, as specified and pursuant
       to Article 72 and 105 of the Articles of Association
       of the Company, from 01 OCT 2005 to 30 JUN
       2008 and for the payment of remuneration as
       specified between the Company and Mr. Lakshminarayan

10.    Re-appoint Mr.V.K. Viswathan as the Joint Managing        Mgmt          For                            For
       Director of the Company, pursuant to the provisions
       of Sections 198, 269, 309 and other applicable
       provisions, if any, of the Companies Act, 1956,
       as specified and pursuant to Article 72 and
       105 of the Articles of Association of the Company,
       period of 2 months from 01 JAN 2006 to 28 FEB
       2006 and for the payment of remuneration as
       specified between the Company and Mr. Viswanathan

11.    Appoint Dr. F. Allerkamp as the Joint Managing            Mgmt          For                            For
       Director of the Company, pursuant to the provisions
       of Sections 198, 269, 309 and other applicable
       provisions, if any, of the Companies Act, 1956,
       as specified and pursuant to Article 72 and
       105 of the Articles of Association of the Company,
       for the period from 01 MAY 2006 to 30 APR 2011
       and for the payment of remuneration as specified
       between the Company and Dr. Allerkamp




--------------------------------------------------------------------------------------------------------------------------
 MURPHY OIL CORPORATION                                                                      Agenda Number:  932460621
--------------------------------------------------------------------------------------------------------------------------
        Security:  626717102
    Meeting Type:  Annual
    Meeting Date:  10-May-2006
          Ticker:  MUR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       F.W. BLUE                                                 Mgmt          For                            For
       G.S. DEMBROSKI                                            Mgmt          For                            For
       C.P. DEMING                                               Mgmt          For                            For
       R.A. HERMES                                               Mgmt          For                            For
       R.M. MURPHY                                               Mgmt          For                            For
       W.C. NOLAN, JR.                                           Mgmt          For                            For
       I.B. RAMBERG                                              Mgmt          For                            For
       N.E. SCHMALE                                              Mgmt          For                            For
       D.J.H. SMITH                                              Mgmt          For                            For
       C.G. THEUS                                                Mgmt          For                            For

02     APPROVE THE APPOINTMENT OF KPMG LLP AS INDEPENDENT        Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM.




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL BANK OF PAKISTAN                                                                   Agenda Number:  700917632
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6212G108
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  PK0078001010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited accounts of the             Mgmt          For                            For
       bank for the YE 31 DEC 2005, together with
       the Directors  and Auditors  reports thereon

2.     Appoint the Auditors for the YE 31 DEC 2006               Mgmt          For                            For
       and approve to fix their remuneration

3.     Approve the cash dividend at the rate of 25%              Mgmt          For                            For
       and bonus shares at the rate of 20%  thereby
       increasing the paid up capital of the Bank
       from PKR 5,908,927,460 to PKR 7,090,712,950
       for the YE 31 DEC 2005, subject to Government
       of Pakistan/Regulatory approvals

4.     Ratify the revision/enhancement of the Directors          Mgmt          For                            For
       remuneration/fee package

5.     Approve the donation of PKR 23,134,272, being             Mgmt          For                            For
       the net sale proceeds of 1,377 fractional bonus
       shares - 2004 to a charitable trust/welfare
       association, name of which will be approved
       by the President  NBP  and ratify the decision
       taken by the Management/Board towards approving
       donations of PKR 100,000,000 to President Relief
       Fund for Earthquake, PKR 5,983,000 to Establishment
       of Tent City by Zindagi Trust for Earthquake
       Victims and PKR 1,836,101 to Supply of relief
       goods to the earthquake affected areas

6.     Transact any other business                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL THERMAL POWER CORP LTD                                                             Agenda Number:  700801447
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6206E101
    Meeting Type:  AGM
    Meeting Date:  23-Sep-2005
          Ticker:
            ISIN:  INE733E01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2005 and the profit and loss account
       for the FYE as on that date together with the
       reports of the Board of Directors and the Auditors
       thereon

2.     Approve to confirm the interim dividend and               Mgmt          For                            For
       declare a final dividend for the year 2004-2005

3.     Re-appoint Shri. T. Sankaralingam as a Director,          Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Shri. Chandan Roy as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For

S.6    Approve, pursuant to Section 21 the provisions,           Mgmt          For                            For
       if any, of the Companies Act, 1956 and subject
       to the approvals of the Central Government,
       to change the change the name of the Company
       from the existing   National Thermal Power
       Corporation Limited   to the new name   NTPC
       Limited  ; amend, upon the said change in the
       name of the Company becoming complete and effective,
       the Memorandum and Articles of Association
       of the Company by substituting the new name
       in all the places where it appears in the Memorandum
       and the Articles of Association of the Company;
       and authorize the Directors to do all such
       acts, deeds and things as may be deemed expedient
       and necessary to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 NESTLE INDIA LTD                                                                            Agenda Number:  700919460
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6268T111
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  INE239A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet as at 31              Mgmt          For                            For
       DEC 2005 and the profit and loss account for
       the YE on that date together with reports of
       the Directors  and the Auditors  thereon

2.     Declare final dividend for the year 2005 and              Mgmt          For                            For
       confirm the 2 interim dividends of INR 5.00
       and INR 18.00 per equity share, already paid
       for the YE 31 DEC 2005

3.     Re-appoint Mr. M.W.O. Garrett as a Director,              Mgmt          For                            For
       who retires by rotation

4.     Appoint  the Auditors and fix their remuneration          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 NESTLE SA, CHAM UND VEVEY                                                                   Agenda Number:  700874224
--------------------------------------------------------------------------------------------------------------------------
        Security:  H57312466
    Meeting Type:  OGM
    Meeting Date:  06-Apr-2006
          Ticker:
            ISIN:  CH0012056047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     TO VOTE IN THE UPCOMING MEETING, YOUR NAME MUST           Registration  For                            *
       BE NOTIFIED TO THE COMPANY REGISTRAR AS BENEFICIAL
       OWNER BEFORE THE RECORD DATE.  PLEASE ADVISE
       US NOW IF YOU INTEND TO VOTE.  NOTE THAT THE
       COMPANY REGISTRAR HAS DISCRETION OVER GRANTING
       VOTING RIGHTS.  ONCE THE AGENDA IS AVAILABLE,
       A SECOND NOTIFICATION WILL BE ISSUED REQUESTING
       YOUR VOTING INSTRUCTIONS




--------------------------------------------------------------------------------------------------------------------------
 NESTLE SA, CHAM UND VEVEY                                                                   Agenda Number:  700890052
--------------------------------------------------------------------------------------------------------------------------
        Security:  H57312466
    Meeting Type:  OGM
    Meeting Date:  06-Apr-2006
          Ticker:
            ISIN:  CH0012056047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 288474, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

1.     Approve the 2005 annual repot, accounts of Nestle         Mgmt          For                            For
       S.A. and of the Nestle Group, reports of the
       Auditors

2.     Grant discharge to the Board of Directors and             Mgmt          For                            For
       the Management

3.     Approve the appropriation of profits resulting            Mgmt          For                            For
       from the balance sheet of Nestle S.A.

4.     Approve to reduce the capital and amend Article           Mgmt          For                            For
       5 of the Articles of Association

5.     Elect the Board of Directors                              Mgmt          For                            For

6.     Approve the mandate by shareholders to the Board          Mgmt          For                            For
       of Directors to revise the Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 NESTLE SA, CHAM UND VEVEY                                                                   Agenda Number:  700891472
--------------------------------------------------------------------------------------------------------------------------
        Security:  H57312466
    Meeting Type:  AGM
    Meeting Date:  06-Apr-2006
          Ticker:
            ISIN:  CH0012056047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 292695 DUE TO ADDITION OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 288474, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

1.     Approve to accept the financial statements and            Mgmt          For                            For
       the Statutory reports

2.     Grant discharge to the Board of Directors and             Mgmt          For                            For
       the Management

3.     Approve the allocation of incme and dividends             Mgmt          For                            For
       of CHF 9 per share

4.     Approve to reduce the capital and amend Article           Mgmt          For                            For
       5 of the Articles of Association

5.1    Re-elect Mr. Jean-Pierre Meyers as a Director             Mgmt          For                            For

5.2    Re-elect Mr. Andre Kudelski as a Director                 Mgmt          For                            For

5.3    Elect Mr. Naina Kidwai as a Director                      Mgmt          For                            For

5.4    Elect Mr. Jean-Rene Fourtou as a Director                 Mgmt          For                            For

5.5    Elect Mr. Steven Hoch as a Director                       Mgmt          For                            For

6.     Approve the mandate by shareholders to the Board          Mgmt          For                            For
       of Directors to revise the Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 NEXEN INC                                                                                   Agenda Number:  700914547
--------------------------------------------------------------------------------------------------------------------------
        Security:  65334H102
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  CA65334H1029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Charles W. Fischer as a Director                Mgmt          For                            For

1.2    Elect Mr. Dennis G. Flanagan as a Director                Mgmt          For                            For

1.3    Elect Mr. David A. Hentschel as a Director                Mgmt          For                            For

1.4    Elect Mr. S. Barry Jackson as a Director                  Mgmt          For                            For

1.5    Elect Mr. Kevin J. Jenkins as a Director                  Mgmt          For                            For

1.6    Elect Mr. Thomas C. O  Neill as a Director                Mgmt          For                            For

1.7    Elect Mr. Eric P. Newell as a Director                    Mgmt          For                            For

1.8    Elect Mr. Francis M. Saville as a Director                Mgmt          For                            For

1.9    Elect Mr. Richard M. Thomson as a Director                Mgmt          For                            For

1.10   Elect Mr. John M. Willson as a Director                   Mgmt          For                            For

1.11   Elect Mr. Victor J. Zaleschuk as a Director               Mgmt          For                            For

2.     Appoint Deloitte & Touche LLP as the Auditors             Mgmt          For                            For
       and authorize the Board to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 NHN CORPORATION                                                                             Agenda Number:  700886534
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6347M103
    Meeting Type:  AGM
    Meeting Date:  29-Mar-2006
          Ticker:
            ISIN:  KR7035420009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 7th financial statement, balance              Mgmt          For                            For
       sheet, income statement and statement of appropriation
       of unappropriated retained earning for FY 2005

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the External Director who will be Member            Mgmt          For                            For
       of Audit Committee

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For

6.     Approve the endowment of stock purchase option            Mgmt          For                            For
       for staff

7.     Approve the change of exercise method of stock            Mgmt          For                            For
       option that have already been provided




--------------------------------------------------------------------------------------------------------------------------
 NIEN HSING TEXTILE CO LTD                                                                   Agenda Number:  700982463
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6349B105
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  TW0001451003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 297025 DUE TO RECEIPT OF DIRECTORS AND SUPERVISORS
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the business operation result report              Mgmt          For                            For
       of FY 2005

1.2    Receive the Supervisors review financial reports          Mgmt          For                            For
       of FY 2005

2.1    Ratify financial reports of FY 2005                       Mgmt          For                            For

2.2    Ratify net profit allocation of FY 2005; cash             Mgmt          For                            For
       dividend: TWD1.5 per share

3.1    Amend the Memorandum and Articles of Association          Mgmt          Abstain                        Against

3.2    Amend the rules of shareholders  meeting                  Mgmt          Abstain                        Against

3.3    Amend the meeting rules for the Board of Directors        Mgmt          Abstain                        Against

3.4    Amend the process procedures of endorsements/guarantees   Mgmt          Abstain                        Against

3.5    Approve the investment quota in Mainland China            Mgmt          For                            For

4.1    Elect Mr. Chen, Ron Chu as a Director                     Mgmt          For                            For

4.2    Elect Mr. Chen, Chao Kuo as a Director                    Mgmt          For                            For

4.3    Elect Mr. Chen, Yi Fung as a Director                     Mgmt          For                            For

4.4    Elect Mr. Chen, Chao Yuan as a Director                   Mgmt          For                            For

4.5    Elect Mr. Iang, Z Pei as a Director                       Mgmt          For                            For

4.6    Elect Mr. Huang, Sh Kun as a Director                     Mgmt          For                            For

4.7    Elect Mr. Iang, Un Ren as a Director                      Mgmt          For                            For

4.8    Elect Mr. Cai, Shu Siyuan as a Director                   Mgmt          For                            For

4.9    Elect Mr. Chen, Ren Jhou as a Director                    Mgmt          For                            For

4.10   Elect Mr. Hong, Jia Hong as a Director                    Mgmt          For                            For

4.11   Elect Mr. Cai, Ui Siing as a Director                     Mgmt          For                            For

4.12   Elect Mr. Chen, Yu Ciyue as a Supervisor                  Mgmt          For                            For

4.13   Elect Mr. Lai, Mao Cheng as a Supervisor                  Mgmt          For                            For

4.14   Elect Ciu Jhen Investment Co. Ltd as a Supervisor         Mgmt          For                            For

5.     Others and extraordinary proposals                        Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 NOBLE ENERGY, INC.                                                                          Agenda Number:  932460835
--------------------------------------------------------------------------------------------------------------------------
        Security:  655044105
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2006
          Ticker:  NBL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JEFFREY L. BERENSON                                       Mgmt          No vote
       MICHAEL A. CAWLEY                                         Mgmt          No vote
       EDWARD F. COX                                             Mgmt          No vote
       CHARLES D. DAVIDSON                                       Mgmt          No vote
       THOMAS J. EDELMAN                                         Mgmt          No vote
       KIRBY L. HEDRICK                                          Mgmt          No vote
       BRUCE A. SMITH                                            Mgmt          No vote
       WILLIAM T. VAN KLEEF                                      Mgmt          No vote

02     PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP            Mgmt          No vote
       AS THE COMPANY S INDEPENDENT AUDITOR.

03     STOCKHOLDER PROPOSAL THAT THE BOARD OF DIRECTORS          Shr           No vote
       REVISE THE CORPORATE GOVERNANCE GUIDELINES
       OF THE COMPANY TO ESTABLISH A POLICY OF SEPARATING
       THE POSITIONS OF CHAIRMAN OF THE BOARD OF DIRECTORS
       AND CHIEF EXECUTIVE OFFICER SO THAT THE CHAIRMAN
       OF THE BOARD OF DIRECTORS WILL BE AN INDEPENDENT
       MEMBER OF THE BOARD, ALL AS MORE FULLY DESCRIBED
       IN THE PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 NOK CORP (FORMERLY NIPPON OIL SEAL INDUSTRY CO LTD), TOKYO                                  Agenda Number:  701007595
--------------------------------------------------------------------------------------------------------------------------
        Security:  J54967104
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3164800009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of Liability           Mgmt          For                            *
       System for Directors and      Auditors, Allow
       Disclosure of Shareholder Meeting Materials
       on the Internet,  Appoint Independent Auditors,
       Approve Minor Revisions Related to the New
       Commercial Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 NOKIA CORP                                                                                  Agenda Number:  700874236
--------------------------------------------------------------------------------------------------------------------------
        Security:  X61873133
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  FI0009000681
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MULTIPLE BENEFICAL OWNER INFORMATION NOTE: MARKET         Non-Voting    No vote
       RULES REQUIRE ADP TO DISCLOSE BENEFICIAL OWNER
       INFORMATION FOR ALL VOTED ACCOUNTS. IF AN ACCOUNT
       HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL NEED
       TO PROVIDE THE BREAKDOWN OF EACH BENEFICIAL
       OWNER NAME, ADDRESS AND SHARE POSITION TO YOUR
       ADP CLIENT SERVICE REPRESENTATIVE. THIS INFORMATION
       IS REQUIRED IN ORDER FOR ADP TO LODGE YOUR
       VOTE.

1.     Receive the annual accounts                               Mgmt          For                            For

2.     Approve the income statements and the balance             Mgmt          For                            For
       sheets

3.     Approve the profit for the year and payment               Mgmt          For                            For
       of dividend of EUR 0.37 per share for FY 2005
       to the shareholders registered in the Register
       of Shareholders held by Finnish Central Securities
       Depository Ltd on the record date 04 APR 2006;
       dividend will be paid on 21 APR 2006

4.     Grant discharge to the Chairman, the Member               Mgmt          For                            For
       of the Board of Directors and the President,
       from liability

5.     Approve the remuneration payable to the Members           Mgmt          For                            For
       of Board of Directors

6.     Approve the number of Board Members be 10                 Mgmt          For                            For

7.1    Re-elect Mr. Paul J. Collins as a Board Member            Mgmt          For                            For
       until the next AGM

7.2    Re-elect Mr. Georg Ehrnrooth as a Board Member            Mgmt          For                            For
       until the next AGM

7.3    Re-elect Mr. Daniel R. Hesse as a Board Member            Mgmt          For                            For
       until the next AGM

7.4    Re-elect Mr. Bengt Holmstorm as a Board Member            Mgmt          For                            For
       until the next AGM

7.5    Re-elect Mr. Per Karlsson as a Board Member               Mgmt          For                            For
       until the next AGM

7.6    Re-elect Mr. Edouard Michelin as a Board Member           Mgmt          For                            For
       until the next AGM

7.7    Re-elect Mr. Jorma Ollila as a Board Member               Mgmt          For                            For
       until the next AGM

7.8    Re-elect Mr. Majorie Scardino as a Board Member           Mgmt          For                            For
       until the next AGM

7.9    Re-elect Mr. Vesa Vainio as a Board Member until          Mgmt          For                            For
       the next AGM

7.10   Elect Mr. Keijo Suila as a Board Member                   Mgmt          For                            For

8.     Approve the external Auditor that will be elected         Mgmt          For                            For
       be reimbursed according to the Auditors Invoice,
       and in compliance with the purchase policy
       approved by the Board s Audit Committee

9.     Re-elect PricewaterhouseCoopers Oy as the Auditor         Mgmt          For                            For
       for FY 2006

10.    Approve the Board of Directors, to reduce the             Mgmt          For                            For
       share capital by a minimum of EUR 15,660,600
       and a maximum of EUR 22,962,600 through cancellation
       of a minimum of 261,010,000 and maximum of
       382,710,000 Nokia shares held by the Company
       prior to the AGM; and that the share capital
       be reduced by transfer of the aggregate par
       value of the shares to be cancelled from the
       share capital to the share premium capital

11.    Authorize the Board, to increase the share capital        Mgmt          Against                        Against
       of the Company with a maximum of EUR 48,540,000
       and approve to issue, as a result of share
       issuance, an aggregate maximum of 809 Million
       new shares at a subscription price and on the
       terms and conditions as decided by the Board;
       and approve to disapply the shareholders  pre-emptive
       rights to the Company s shares provided that
       from the Company s perspective important financial
       grounds exist and to determine that a share
       subscription may be made against payment in
       kind or otherwise on certain terms;  Authority
       expires on 30 MAR 2007

12.    Authorize the Board, to repurchase a maximum              Mgmt          For                            For
       of 405 Million Nokia shares by using unrestricted
       shareholders  equity and repurchases will reduce
       funds available for distribution of profits
       in order to develop the capital structure of
       the Company which includes carrying out the
       announced projection for a stock repurchase
       plan and in addition the share may be repurchased
       under the proposed authorization in order to
       finance or carry out acquisitions or other
       arrangements, to settle the Company s equity-based
       incentive plans, to be transferred for other
       purchases or to be cancelled a) through a tender
       offer made to all the shareholder on equal
       terms and for an equal price determined by
       the Board; b) through public trading the rules
       of which allow companies to trade with their
       own shares and in this case the shares will
       be repurchased in another proportion than that
       of holdings of the shareholders and in repurchases
       through public trading, the Company will follow
       the rules and guidelines of the relevant stock
       exchange, and the repurchase price must be
       based on the market price of the Nokia shares
       in public trading and in repurchases through
       public trading disapplying the shareholders
       pre-emptive rights the Board will act based
       on from the Company s perspective important
       financial grounds; and according to the new
       Finnish Companies Act referred to under item
       11, the General Meeting of shareholders could
       resolve on the authorization for the Board
       of repurchase own shares for a period of up
       to 18 months and in the event that the new
       Companies Act has been approved by the time
       of the AGM and enters into force latest on
       30 MAR 2007, and Authority expires on 30 MAR
       2007

13.    Authorize the Board, to dispose a maximum of              Mgmt          For                            For
       405 Million Nokia shares and to resolve to
       whom, under which terms and conditions and
       how many shares are disposed at a price determined
       by the Board, also for the consideration in
       kind and to dispose the shares in another proportion
       than that of the shareholders  pre-emptive
       rights to the Company s shares, provided that
       from the Company s perspective important financial
       ground exist; and according to the new Finnish
       Companies Act referred to under item 11, the
       general meeting of shareholders could resolve
       on the authorization for the Board to dispose
       own shares for a period of upto 5 years and
       in the event that the new Companies Act has
       been approved by the time of the AGM and enters
       into force latest on 30 MAR 2007 and authority
       expires on 30 MAR 2007




--------------------------------------------------------------------------------------------------------------------------
 NOVATEK JOINT STOCK COMPANY                                                                 Agenda Number:  932418115
--------------------------------------------------------------------------------------------------------------------------
        Security:  669888208
    Meeting Type:  Special
    Meeting Date:  14-Dec-2005
          Ticker:  NVATY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     PAYMENT (DECLARATION) OF DIVIDEND ON ORDINARY             Mgmt          For
       SHARES OF OAO NOVATEK AS A RESULT OF 9 MONTH
       PERFORMANCE OF 2005 FINANCIAL YEAR. THE DIVIDEND
       SHALL BE PAID IN CASH OUT OF THE COMPANY S
       NET PROFIT. THE DIVIDENDS SHALL BE PAID NO
       LATER THAN 60 DAYS AFTER THE DECISION IS MADE
       TO PAY DIVIDENDS. (PLEASE REFER TO THE NOTICE
       OF THE EGM FOR THE FULL TEXT OF THE RESOLUTION).

02     MODIFICATIONS TO ARTICLE 12 OF THE REGULATIONS            Mgmt          Abstain
       OF THE BOARD OF DIRECTORS OF OAO NOVATEK. (PLEASE
       REFER TO THE NOTICE OF THE EGM FOR THE FULL
       TEXT OF THE RESOLUTION).

03     MODIFICATIONS TO ARTICLE 5 OF THE REGULATIONS             Mgmt          Abstain
       OF THE MANAGEMENT BOARD OF OAO NOVATEK. (PLEASE
       REFER TO THE NOTICE OF THE EGM FOR THE FULL
       TEXT OF THE RESOLUTION).




--------------------------------------------------------------------------------------------------------------------------
 NOVATEK JOINT STOCK COMPANY                                                                 Agenda Number:  932524843
--------------------------------------------------------------------------------------------------------------------------
        Security:  669888208
    Meeting Type:  Annual
    Meeting Date:  02-Jun-2006
          Ticker:  NVATY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     TO APPROVE THE COMPANY S RUSSIAN STATUTORY ACCOUNTS       Mgmt          For
       AND ANNUAL REPORT FOR THE YEAR ENDED DECEMBER
       31, 2005.

1B     TO APPROVE THE COMPANY PROFIT (BASED ON UNCONSOLIDATED    Mgmt          For
       RAS) DISTRIBUTION.

1C     TO DECLARE A FINAL DIVIDEND IN RESPECT OF THE             Mgmt          For
       YEAR ENDED DECEMBER 31, 2005 AT RUB 523 PER
       SHARE.

02     ELECTION OF DIRECTORS. IF YOU WISH TO VOTE SELECTIVELY    Mgmt          For
       OR CUMULATE, PLEASE CONTACT YOUR REPRESENTATIVE.

3A     TO ELECT MEMBER OF THE REVISION COMMITTEE: MARIA          Mgmt          For
       ALEXEYEVNA KONOVALOVA.

3B     TO ELECT MEMBER OF THE REVISION COMMITTEE: IGOR           Mgmt          For
       ALEXANDROVICH RYASKOV.

3C     TO ELECT MEMBER OF THE REVISION COMMITTEE: YELENA         Mgmt          For
       ANDREYEVNA TERENTIEVA.

3D     TO ELECT MEMBER OF THE REVISION COMMITTEE: NIKOLAI        Mgmt          For
       KONSTANTINOVICH SHULIKIN.

04     TO APPOINT ZAO <<PRICEWATERHOUSECOOPERS AUDIT>>           Mgmt          For
       AS COMPANY S AUDITOR FOR 2006.

05     TO APPROVE COMPANY S ORDINARY SHARE SPLIT.                Mgmt          For

06     TO APPROVE THE AMOUNT OF REMUNERATION TO THE              Mgmt          For
       MEMBERS OF THE BOARD OF DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)                                                Agenda Number:  700879591
--------------------------------------------------------------------------------------------------------------------------
        Security:  K7314N145
    Meeting Type:  AGM
    Meeting Date:  08-Mar-2006
          Ticker:
            ISIN:  DK0010280817
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

1.     Approve the Board of Directors  oral report               Mgmt          For                            For
       on the Company s activities in the past FY

2.     Receive and adopt the audited annual report               Mgmt          For                            For
       2005 and approve the remuneration of the Board
       of Directors

3.     Approve to distribute the profit according to             Mgmt          For                            For
       the adopted annual report 2005 and the dividend
       for 2005 is DKK 6 for each Novo Nordisk B share
       of DKK 2 and for each Novo Nordisk A share
       of DKK 2

4.1    Re-elect Mr. Sten Scheibye as a Member to the             Mgmt          For                            For
       Board of Directors

4.2    Re-elect Mr. Goran A. Ando as a Member to the             Mgmt          For                            For
       Board of Directors

4.3    Re-elect Mr. Kurt Briner as a Member to the               Mgmt          For                            For
       Board of Directors

4.4    Re-elect Mr. Henrik Gurtler as a Member to the            Mgmt          For                            For
       Board of Directors

4.5    Re-elect Mr. Niels Jacobsen as a Member to the            Mgmt          For                            For
       Board of Directors

4.6    Re-elect Mr. Kurt Anker Nielsen as a Member               Mgmt          For                            For
       to the Board of Directors

4.7    Re-elect Mr. Jorgen Wedel as a Member to the              Mgmt          For                            For
       Board of Directors

5.     Re-elect PricewaterhouseCoopers as the Auditors           Mgmt          For                            For

6.     Approve to reduce the Company s B share capital           Mgmt          For                            For
       from DKK 601,901,120 to DKK 566,432,800 using
       17,734,160 B shares of DKK 2 of the Company
       s portfolio of own B shares, nominally DKK
       35,468,320, corresponding to 5% of total share
       capital and the Company s share capital will
       then amount to DKK 673,920,000 dividend into
       A share capital of DKK 107,487,200 and B share
       capital of DKK 566,432,800

7.     Adopt the new Article 8.5 in the Articles of              Mgmt          For                            For
       Association of the Company

8.     Authorize the Board of Directors, to allow the            Mgmt          For                            For
       Company to acquire own shares of up to 10%
       of the share capital at a price quoted on the
       date of purchase with a deviation up to 10%,
       cf. Article 48 of the Danish Public Companies
       Act;  Authority expires at the next AGM

9.     Miscellaneous                                             Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 OIL & NATURAL GAS CORPORATION LTD                                                           Agenda Number:  700799767
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y64606117
    Meeting Type:  AGM
    Meeting Date:  21-Sep-2005
          Ticker:
            ISIN:  INE213A01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2005, the profit & loss account
       for the YE on 31MAR 2005 and the reports of
       the Board of Directors and Auditors thereon
       along with review of Comptroller & Auditor
       General of India

2.     Approve to confirm interim dividend and declare           Mgmt          For                            For
       a final dividend

3.     Re-appoint Shri N.K. Mitra as a Director                  Mgmt          For                            For

4.     Re-appoint Shri N.K. Nayyar as a Director                 Mgmt          For                            For

5.     Re-appoint Shri P K. Sinha as a Director                  Mgmt          For                            For

6.     Re-appoint Shri Sunjoy Joshi as a Director                Mgmt          For                            For

7.     Re-appoint Shri A.K. Hazarika as a Director               Mgmt          For                            For

8.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For

S.9    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       163 and other applicable provisions, if any,
       of the Companies Act, 1956, the register of
       Members and index of Members, in respect of
       Shares/Securities issued by the Company and
       the copies of all annual returns, prepared
       under Sections 159 and 160, together with the
       copies of the certificates and documents required
       to be annexed thereto under Sections 160 and
       161, be kept at the office of Registrar & Share
       transfer agents of the Company viz. Karvy Computershare
       Private Limited

10.    Approve that in supersession of the resolution            Mgmt          Abstain                        Against
       passed at the second AGM of the Company held
       on 28 SEP 1995 the consent of the Company granted
       in terms of the provisions of Section 293 (1)
       (d) and other applicable provisions, if any,
       of the Companies Act, 1956, (including any
       statutory modification(s) or re-enactment thereof,
       for the time being in force) to the Board of
       Directors to borrow monies for the business
       of the Company, whether unsecured or secured,
       in Indian or Foreign currency or by way of
       debentures/bonds or any other security (ies),
       from time to time from any bank (s) / Financial
       Institution(s) or any other Institution(s),
       Firms, Body Corporate(s) or other person(s),
       in India or abroad, apart from temporary loans
       obtained/to be obtained from the Company s
       bankers in the ordinary course of business
       provided that the sum(s) so borrowed under
       this resolution and remaining outstanding at
       any time shall not exceed in the aggregate
       of INR 20,000 Crore in excess of and in addition
       to the paid-up capital and free reserves of
       the Company for the time being; authorize the
       Board of Directors or any Committee thereof/person(s)
       authorized by the Board to do all such acts,
       deeds and things as may be necessary, expedient
       and desirable for the purpose of giving effect
       to this resolution




--------------------------------------------------------------------------------------------------------------------------
 ORIFLAME COSMETICS SA, LUXEMBOURG                                                           Agenda Number:  700948992
--------------------------------------------------------------------------------------------------------------------------
        Security:  L7272A100
    Meeting Type:  MIX
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  SE0001174889
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

       THIS IS A SPECIAL PROCEDURE COMPANY. YOU HAVE             Non-Voting    No vote
       TO BE RE-REGISTERED IN THE SHAREHOLDERS LEDGER
       AND ALSO NOTIFY BY MAIL TO SEB MERCHANT BANKING,
       SECURITIES SERVICES, SWEDISH DEPOSITORY RECEIPTS,
       S-106 40 STOCKHOLM AT LATEST 15 MAY BY FILLING
       IN A PROXY CARD ON ORIFLAMES HOMEPAGE.

1.     Elect Mr. Kevin Kenny as the Chairman of the              Mgmt          For                            For
       meeting

2.     Receive the report of the Board of Directors              Mgmt          For                            For
       relating to conflicting interests of Directors

3.     Approve the reports of the Board of Directors             Mgmt          For                            For
       and of the Independent Auditor   reviseur d
       entreprises   relating to the accounts of
       the Company as at 31 DEC 2005

4.     Approve the balance sheet and of the profit               Mgmt          For                            For
       and loss statement of the Company as at 31
       DEC 2005 and of the consolidated accounts as
       at 31 DEC 2005

5.     Approve to allocate the results for the FYE               Mgmt          For                            For
       31 DEC 2005

6.     Approve the presentation of the work of the               Mgmt          For                            For
       Board and the Board Committees

7.     Grant discharge to the Directors and the Independent      Mgmt          For                            For
       Auditor   reviseur d  entreprises   in respect
       of carrying out their duties during the FYE
       31 DEC 2005

8.     Elect Mr. Robert af Jochnick as the Chairman              Mgmt          For                            For
       of the Board and re-elect Mr. Robert af Jochnick,
       Mr. Jonas af Jochnick, Mr. Christian Salamon,
       Mr. Kim Wahl, Mr. Helle Kruse Nielsen, Mr.
       Bodil Eriksson, Mr. Lennart Bjork and Mr. Magnus
       Brannstrom as the Directors

9.     Approve that: there shall exist a Committee               Mgmt          For                            For
       to prepare and make proposals to the AGM regarding
       the election of the Chairman of the AGM, Chairman
       of the Board of Directors, Directors and, if
       applicable, Auditors, as well as the Board
       of Directors  and Auditors  fees; the Chairman
       of the Board of Directors shall convene the
       5 largest shareholders of the Company, as it
       is known by the Company at that time, at the
       end of the 3rd quarter of the year, these shareholders
       then have the right to appoint a member each
       of the Committee; if any of the 5 largest shareholders
       declines its right to appoint a Member of the
       Committee, or if a Member resigns from the
       Committee and is not replaced by a new member
       appointed by the same shareholder, the shareholder
       next in size shall be given the opportunity
       to appoint a Member of the Committee, if several
       of the shareholders decline their right to
       appoint Members of the Committee, no more than
       the 8 largest shareholders need to be contacted,
       the Committee should be chaired by one of its
       Members, no more than 2 of the Committee s
       Members should also be Members of the Board
       of Directors, if any of the shareholders having
       appointed a Member to the Committee sells a
       not insignificant part of its shares in the
       Company and ceases to qualify as a large shareholder
       with rights to appoint a Member to the Committee,
       the respective member should resign from the
       Committee, and a new member should be appointed
       by the next large shareholder, the Chairman
       of the Board of Directors shall, as part of
       the Committees  work, present any matters regarding
       the Board of Director s work that may be of
       importance for the Committee s work, including
       an evaluation of the work of the Board of Directors
       and the requirements and skill set to be represented
       by the Directors, to the Committee; individual
       shareholders shall have the possibility to
       give suggestions regarding Members of the Board
       of Directors to the Committee for further assessment
       within its scope of work; information regarding
       the composition of the Committee shall be made
       public in the Company s interim report for
       the 3rd quarter; and the Committee shall have
       the right to charge the Company costs for recruitment
       consultants, if it is deemed necessary to get
       an adequate selection of candidates for Members
       of the Board of Directors

10.    Approve to allocate the Directors  and Committee          Mgmt          For                            For
       fees totalling EUR 193,750 as follows: EUR
       43,750 to the Chairman of the Board, EUR 17,500
       to each respective remaining Non-Executive
       Director and EUR 10,000 to each Member of the
       Audit Committee and EUR 5,000 to each Member
       of the remuneration Committee

11.    Approve the Board of Director s proposal on               Mgmt          For                            For
       principles of remuneration to Members of the
       Executive Committee and other senior Executives,
       the Board of Directors proposal for principles
       of remuneration to members of the Executive
       Committee and other terms of employment for
       Executives entails in essence that Oriflame
       shall offer competitive salaries according
       to position and market in order to attract
       and retain the best individuals for the positions
       and that remuneration shall consist as prescribed

12.    Approve that a dividend distribution of EUR               Mgmt          For                            For
       0.9 per share  or the Swedish Krona equivalent
       per Swedish Depository Receipt  shall be paid
       in cash out of the profits of the FYE 31 DEC
       2002 and that 24 MAY 2006 shall be the record
       date in respect of such dividend, the payment
       of cash dividend is expected to occur through
       VPC AB on 30 MAY 2006

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ORIFLAME COSMETICS SA, LUXEMBOURG                                                           Agenda Number:  700951266
--------------------------------------------------------------------------------------------------------------------------
        Security:  L7272A100
    Meeting Type:  MIX
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  SE0001174889
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

       PLEASE NOTE THAT THIS AN EGM. THANK YOU.                  Non-Voting    No vote

1.     Approve the issue of redemption rights as proposed        Mgmt          For                            For
       by the Board of Directors and insertion as
       prescribed provisions at the end of Article
       5 of the Articles of Association of the Company
       and authorize the Board of Directors to proceed
       with the cancellation of the shares redeemed

2.     Approve to delete the last Paragraph of Articles          Mgmt          For                            For
       35 of the Articles of Association and replace
       it with the specified text

3.     Approve the information relating to the cost              Mgmt          For                            For
       calculation of the Oriflame 2005 Share Incentive
       Plan for allocation of Investment Shares during
       the year 2006

4.     Miscellaneous                                             Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 OTP BANK LTD                                                                                Agenda Number:  700938244
--------------------------------------------------------------------------------------------------------------------------
        Security:  67106E101
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  US67106E1010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.     Receive the report of the Board of Directors              Mgmt          For                            For
       concerning the Company s 2005 business activities,
       the 2005 financial reports  non consolidated
       and consolidated  prepared according to HAR,
       and approve to decide on the distribution of
       after tax profits

2.     Receive the report of the Supervisory Board               Mgmt          For                            For
       concerning its activity in 2005, the 2005 financial
       reports  non consolidated and consolidated
       prepared according to HAR and approve the
       distribution of after tax profit

3.     Receive the report of the Bank s Auditor concerning       Mgmt          For                            For
       the audit of the 2005 financial reports  non
       consolidated and consolidated  prepared according
       to HAR

4.     Receive the report of the Board of Directors              Mgmt          For                            For
       on the Bank s Business Policy for 2006

5.     Elect the Company s Auditor, and appoint the              Mgmt          For                            For
       officials responsible for auditing, and approve
       to set the remuneration

6.     Elect the Members of the Board of Directors               Mgmt          For                            For

7.     Approve the remuneration of the Members of the            Mgmt          Abstain                        Against
       Board of Directors and the Supervisory Board

8.     Approve the Incentive Program of the Management           Mgmt          Abstain                        Against
       for the years from 2006 to 2010

9.     Amend the points 1.1, 5.16, 8.32, 13.7, 13.8              Mgmt          Abstain                        Against
       and 16 of the By-Laws

10.    Authorize the Board of Directors to the acquisition       Mgmt          For                            For
       of own shares




--------------------------------------------------------------------------------------------------------------------------
 PARKSON RETAIL GROUP LTD                                                                    Agenda Number:  700920362
--------------------------------------------------------------------------------------------------------------------------
        Security:  G69370107
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  KYG693701073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited consolidated financial statements     Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Approve a final dividend of HKD 0.26 per share            Mgmt          For                            For
       for the YE 31 DEC 2005

3.i.a  Re-elect Mr. Cheng Yoong Choong as a Director             Mgmt          For                            For
       of the Company

3.i.b  Re-elect Mr. Chew Fook Seng as a Director of              Mgmt          For                            For
       the Company

3.i.c  Re-elect Mr. Tan Sri Cheng Heng Jem as a Director         Mgmt          For                            For
       of the Company

3.i.d  Re-elect Mr. Fong Ching, Eddy as a Director               Mgmt          For                            For
       of the Company

3.i.e  Re-elect Mr. Studer Werner Josef as a Director            Mgmt          For                            For
       of the Company

3.i.f  Re-elect Mr. Ko Tak Fai, Desmond as a Director            Mgmt          For                            For
       of the Company

3.ii   Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors  remuneration

4.     Re-appoint Ernst & Young as the Auditors and              Mgmt          For                            For
       authorize the Board of Directors to fix their
       remuneration

5.a    Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares of the Company with a nominal value
       of HKD 0.10 each  the Shares  during the relevant
       period, on The Stock Exchange of Hong Kong
       Limited  the Stock Exchange  or any other stock
       exchange on which the shares of the Company
       have been or may be listed and recognized by
       the Securities and Futures Commission and the
       Stock Exchange on share repurchases for such
       purposes, subject to and in accordance with
       all applicable laws and regulations, at such
       price as the Directors may at their discretion
       determine in accordance with all applicable
       laws and/or requirements of the Stock Exchange
       or any other Stock Exchange as mended from
       time to time, not exceeding 10% of the existing
       issued share capital of the Company;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company or the expiration of the
       period within which the next AGM of the Company
       is to be held by law

5.b    Authorize the Directors to allot, issue and               Mgmt          For                            For
       deal with shares or securities convertible
       into shares or options, warrants or similar
       rights to subscribe for any shares and make
       or grant offers, agreements and options during
       and after the relevant period, not exceeding
       the aggregate of a) 20% of the existing issued
       share capital of the Company; plus b) the aggregate
       number of shares allotted, issued or dealt
       with or agreed, otherwise than pursuant to
       a) a rights issue; or b) the exercise rights
       of subscription or conversion under the terms
       of any securities or bonds which are convertible
       into any shares; or c) the exercise of options
       granted or issue of shares under any Share
       Option Scheme or similar arrangement; or d)
       any scrip dividend or similar arrangements
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       in accordance with the Articles of Association
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM or the expiration
       of the period within which the next AGM is
       to be held by law

5.c    Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5.A and 5.B, to add the aggregate nominal amount
       of the share that may be allotted, issued or
       dealt with or agreed by the Directors pursuant
       to Resolution 5.B, to the aggregate nominal
       amount of the share capital of the Company
       that may be allotted pursuant to Resolution
       5.A

s.6    Amend Articles 118 and 130.7 of the Articles              Mgmt          For                            For
       of Association of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS CO LTD                                                               Agenda Number:  700769346
--------------------------------------------------------------------------------------------------------------------------
        Security:  M78465107
    Meeting Type:  EGM
    Meeting Date:  12-Jul-2005
          Ticker:
            ISIN:  IL0010834849
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles of Association so as to adapt          Mgmt          Abstain                        Against
       them to the provisions of recent amendments
       to the Companies 1999

2.     Approve the redemption on 15 AUG 2005 of the              Mgmt          For                            For
       13% interest debentures of the Company that
       were issued in AUG 2000




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS CO LTD                                                               Agenda Number:  700889934
--------------------------------------------------------------------------------------------------------------------------
        Security:  M78465107
    Meeting Type:  EGM
    Meeting Date:  23-Mar-2006
          Ticker:
            ISIN:  IL0010834849
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

i.     Grant authority to distribute a cash dividend             Mgmt          For                            For
       in the amount of NIS 0.65 per share  totaling
       approximately NIS 100 million  to shareholders
       of record on 10 APR 2006

ii.    Amend the Articles of Association of the Company          Mgmt          For                            For
       relating principally to recent changes in indemnification
       of the Directors and the Officers under the
       Israeli Companies Law; to the convening of
       general meetings; to the approval processes
       for dividend distributions and to certain transactions
       with the Directors and the Officers or transactions
       in which the Directors and the Officers have
       a personal interest, as specified

iii.   Approve the Company s undertaking to indemnify            Mgmt          For                            For
       the Company s current and future Directors
       and Officers and those serving now or in the
       future as Directors and the Officers on its
       behalf in other Companies and to provide each
       such Director and Officer with an Indemnification
       Letter as specified

iv.    Approve and ratify: i) any renewal or extension           Mgmt          For                            For
       of the Company s participation in the New Policy;
       ii) the purchase of any other Directors  and
       Officers  liability insurance policy; provided
       that any such renewal or extension or purchase
       of an insurance policy is for coverage that
       is substantially similar to or better than
       that of the New Policy and the premium payable
       by the Company for any such renewal, extension
       or purchase shall not exceed USD 1 million
       per annum

v.     Appoint Mr. Gissin s as a Director of the Company         Mgmt          For                            For
       effective from 13 SEP 2005 and the annual remuneration
       of USD 50,000.00 and the reimbursement of certain
       expenses as permitted under the compensation
       Regulations as may be amended from time to
       time and approve the foregoing resolution does
       not harm the interests of the Company

vi.    Appoint Mr. Michael Anghel as an External Director        Mgmt          For                            For
       of the Company, also qualified as an Independent
       Director according to US Law, for a term of
       3 years commencing the date of this EGM and
       approve to pay annual remuneration of USD 50,000.00
       and the reimbursement of certain expenses as
       permitted under the Compensation Regulations
       as may be amended from time to time and approve
       the foregoing resolution do not harm the interests
       of the Company

vii.   Approve an adjustment of the annual remuneration          Mgmt          For                            For
       of USD 50,000.00 of the current External Director
       and the reimbursement of certain expenses as
       permitted under the Compensation Regulations
       as may be amended from time to time and approve
       the foregoing resolution do not harm the interests
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS COMPANY LTD                                                          Agenda Number:  700795846
--------------------------------------------------------------------------------------------------------------------------
        Security:  M78465107
    Meeting Type:  AGM
    Meeting Date:  13-Sep-2005
          Ticker:
            ISIN:  IL0010834849
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Re-appoint Kesselman & Kesselman, Independent             Mgmt          For                            For
       Certified Public Accountants in Israel and
       a Member of the PricewaterhouseCoopers International
       Limited group, as the Company s Auditor for
       the period ending at the close of the next
       AGM; authorize the Board of Directors of the
       Company to determine its remuneration, subject
       to the prior approval of the Audited Committee;
       and approve the report of the Board of Directors
       with respect to the remuneration paid to the
       Auditor and its affiliates for the YE 31 DEC
       2004

2.1    Re-elect Mr. Fok Kin-ning Canning as the Director         Mgmt          For                            For
       of the Company until the close of the next
       AGM in accordance with the provisions of the
       Companies Laws and the Company s Articles of
       Association

2.2    Re-elect Mr. Chan Ting Yu as the Director of              Mgmt          For                            For
       the Company until the close of the next AGM
       in accordance with the provisions of the Companies
       Laws and the Company s Articles of Association

2.3    Re-elect Mr. Chow Woo Mo Fong, Susan as the               Mgmt          For                            For
       Director of the Company until the close of
       the next AGM in accordance with the provisions
       of the Companies Laws and the Company s Articles
       of Association

2.4    Re-elect Mr. Uzia Galil as the Director of the            Mgmt          For                            For
       Company until the close of the next AGM in
       accordance with the provisions of the Companies
       Laws and the Company s Articles of Association

2.5    Re-elect Mr. Erez Gissin as the Director of               Mgmt          For                            For
       the Company until the close of the next AGM
       in accordance with the provisions of the Companies
       Laws and the Company s Articles of Association

2.6    Re-elect Mr. Dennis Pok Man Lui as the Director           Mgmt          For                            For
       of the Company until the close of the next
       AGM in accordance with the provisions of the
       Companies Laws and the Company s Articles of
       Association

2.7    Re-elect Mr. Pesach Shachar as the Director               Mgmt          For                            For
       of the Company until the close of the next
       AGM in accordance with the provisions of the
       Companies Laws and the Company s Articles of
       Association

2.8    Re-elect Mr. Frank John Sixt as the Director              Mgmt          For                            For
       of the Company until the close of the next
       AGM in accordance with the provisions of the
       Companies Laws and the Company s Articles of
       Association

2.9    Re-elect Mrs. Amikam Shorer as the Director               Mgmt          For                            For
       of the Company until the close of the next
       AGM in accordance with the provisions of the
       Companies Laws and the Company s Articles of
       Association

3.     Approve the Company s audited financial statements        Mgmt          For                            For
       for the YE 31 DEC 2004 and the report of the
       Board of Directors for such period




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS COMPANY LTD                                                          Agenda Number:  700795911
--------------------------------------------------------------------------------------------------------------------------
        Security:  M78465107
    Meeting Type:  EGM
    Meeting Date:  13-Sep-2005
          Ticker:
            ISIN:  IL0010834849
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to distribute a cash dividend in the              Mgmt          For                            For
       amount of NIS 0.57 per share  totaling approximately
       ILS 86.4 million  to shareholders of record
       on 26 SEP 2005




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS COMPANY LTD.                                                         Agenda Number:  932374008
--------------------------------------------------------------------------------------------------------------------------
        Security:  70211M109
    Meeting Type:  Special
    Meeting Date:  12-Jul-2005
          Ticker:  PTNR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     RESOLUTION 1                                              Mgmt          Abstain                        Against

2A     RESOLUTION 2A                                             Mgmt          For

2B     RESOLUTION 2B                                             Mgmt          Against




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS COMPANY LTD.                                                         Agenda Number:  932391597
--------------------------------------------------------------------------------------------------------------------------
        Security:  70211M109
    Meeting Type:  Annual
    Meeting Date:  13-Sep-2005
          Ticker:  PTNR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     TO RE-APPOINT KESSELMAN & KESSELMAN, INDEPENDENT          Mgmt          For                            For
       CERTIFIED PUBLIC ACCOUNTANTS IN ISRAEL AND
       A MEMBER OF THE PRICEWATERHOUSECOOPERS INTERNATIONAL
       LIMITED GROUP, AS THE COMPANY S AUDITOR TO
       DETERMINE ITS REMUNERATION.

02A    TO RE-ELECT NINE DIRECTORS TO THE COMPANY S               Mgmt          For                            For
       BOARD OF DIRECTORS.

03A    TO APPROVE THE COMPANY S AUDITED FINANCIAL STATEMENTS     Mgmt          For                            For
       FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE
       REPORT OF THE BOARD OF DIRECTORS FOR SUCH PERIOD.

E1     TO AUTHORIZE THE DISTRIBUTION OF A CASH DIVIDEND          Mgmt          For                            For
       IN THE AMOUNT OF NIS 0.57 PER SHARE TO SHAREHOLDERS
       OF RECORD ON SEPTEMBER 26, 2005.




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS COMPANY LTD.                                                         Agenda Number:  932447510
--------------------------------------------------------------------------------------------------------------------------
        Security:  70211M109
    Meeting Type:  Special
    Meeting Date:  23-Mar-2006
          Ticker:  PTNR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO AUTHORIZE THE DISTRIBUTION OF A CASH DIVIDEND          Mgmt          For                            For
       IN THE AMOUNT OF NIS 0.65 PER SHARE TO SHAREHOLDERS
       OF RECORD ON APRIL 10, 2006.

02     TO APPROVE THE AMENDMENTS TO THE ARTICLES OF              Mgmt          For                            For
       ASSOCIATION OF THE COMPANY DESCRIBED IN THIS
       PROXY STATEMENT RELATING PRINCIPALLY TO RECENT
       CHANGES IN INDEMNIFICATION OF DIRECTORS AND
       OFFICERS UNDER THE ISRAELI COMPANIES LAW; TO
       THE CONVENING OF GENERAL MEETINGS; TO THE APPROVAL
       PROCESSES FOR DIVIDEND DISTRIBUTIONS, ALL AS
       MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

03     TO APPROVE THE GRANT OF NEW INDEMNIFICATION               Mgmt          For                            For
       LETTER TO ALL CURRENT AND FUTURE DIRECTORS
       AND OFFICERS OF THE COMPANY, ALL AS MORE FULLY
       DESCRIBED IN THE PROXY STATEMENT.

4A     TO APPROVE AND RATIFY THE PURCHASE OF NEW DIRECTORS       Mgmt          For
       AND OFFICERS  INSURANCE. NO PERSONAL INTEREST*

4B     TO APPROVE AND RATIFY THE PURCHASE OF NEW DIRECTORS       Mgmt          For
       AND OFFICERS  INSURANCE. YES PERSONAL INTEREST*

05     TO APPROVE THE REMUNERATION FOR AN INDEPENDENT            Mgmt          For                            For
       DIRECTOR OF THE COMPANY.

6A     TO NOMINATE A NEW EXTERNAL DIRECTOR ( EXTERNAL            Mgmt          For                            For
       DIRECTOR ).

6B     TO APPROVE THE NEW EXTERNAL DIRECTOR S REMUNERATION.      Mgmt          For                            For

07     TO APPROVE AN ADJUSTMENT OF THE REMUNERATION              Mgmt          For                            For
       OF THE CURRENT EXTERNAL DIRECTOR.




--------------------------------------------------------------------------------------------------------------------------
 PEPSICO, INC.                                                                               Agenda Number:  932461142
--------------------------------------------------------------------------------------------------------------------------
        Security:  713448108
    Meeting Type:  Annual
    Meeting Date:  03-May-2006
          Ticker:  PEP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.F. AKERS                                                Mgmt          For                            For
       R.E. ALLEN                                                Mgmt          For                            For
       D. DUBLON                                                 Mgmt          For                            For
       V.J. DZAU                                                 Mgmt          For                            For
       R.L. HUNT                                                 Mgmt          For                            For
       A. IBARGUEN                                               Mgmt          For                            For
       A.C. MARTINEZ                                             Mgmt          For                            For
       I.K. NOOYI                                                Mgmt          For                            For
       S.S REINEMUND                                             Mgmt          For                            For
       S.P. ROCKEFELLER                                          Mgmt          For                            For
       J.J. SCHIRO                                               Mgmt          For                            For
       F.A. THOMAS                                               Mgmt          For                            For
       C.M. TRUDELL                                              Mgmt          For                            For
       D. VASELLA                                                Mgmt          For                            For
       M.D. WHITE                                                Mgmt          For                            For

02     APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS     Mgmt          For                            For

03     SHAREHOLDER PROPOSAL - POLITICAL CONTRIBUTIONS            Shr           Against                        For
       (PROXY STATEMENT P. 23)

04     SHAREHOLDER PROPOSAL - CHARITABLE CONTRIBUTIONS           Shr           Against                        For
       (PROXY STATEMENT P. 24)




--------------------------------------------------------------------------------------------------------------------------
 PETROCHINA CO LTD                                                                           Agenda Number:  700773941
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883Q104
    Meeting Type:  EGM
    Meeting Date:  16-Aug-2005
          Ticker:
            ISIN:  CN0009365379
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the Conditional Capital Contribution   Mgmt          For                            For
       Agreement dated 09 JUN 2005 entered into between
       China National Oil and Gas Exploration and
       Development Corporation  CNODC , Central Asia
       Petroleum Company Limited  the Newco  and the
       Company  Acquisition agreement , pursuant to
       which, inter alia the Company has agreed to
       acquire an aggregate of 50% interest in the
       enlarged registered capital of Newco, by way
       of capital contribution to Newco in an aggregate
       amount of RMB 20,741,250,000 and the performance
       by the Company thereof and the transactions
       contemplated and authorize the Chief Financial
       Officer of the Company to do all such further
       acts and things and execute such further documents
       or supplemental agreements or deeds on behalf
       of the Company and take all such steps which
       in his opinion may be necessary, desirable
       or expedient to implement and/or give effect
       to the terms of the Acquisition agreement and
       the exercise or enforcement of any of the Company
       s rights under the Acquisition agreement including
       inter alia, upon the Acquisition agreement
       becoming unconditional, the authority to complete
       the transactions contemplated by the Acquisition
       agreement and/or to procure completion of the
       same and to make and agree with such changes
       in the terms of the Acquisition agreement as
       any such Director(s) may in his discretion
       consider necessary, desirable or expedient
       and in the interest of the Company

2.     Approve and ratify the Conditional Sale and               Mgmt          For                            For
       Purchase Agreement dated 09 JUN 2005 entered
       into between Newco and the Company  Transfer
       Agreement , pursuant to which, inter alia,
       the Company has agreed to transfer and Newco
       has agreed to purchase the entire issued share
       capital of PetroChina International Ltd. for
       a cash consideration of RMB 579,355,000 and
       the performance by the Company thereof and
       the transactions contemplated and authorize
       the Chief Financial Officer of the Company
       to do all such further acts and things and
       execute such further documents or supplemental
       agreements or deeds on behalf of the Company
       and take all such steps which in his opinion
       may be necessary, desirable or expedient to
       implement and/or give effect to the terms of
       the transfer agreement and the exercise of
       enforcement of any of the Company s rights
       under the transfer agreement including, inter
       alia, upon the transfer agreement becoming
       unconditional, the authority to complete the
       transactions contemplated by the transfer agreement
       and/or to procure completion of the same and
       to make and agree with such changes in the
       terms of the transfer agreement as any such
       Director(s) may in his discretion consider
       necessary, desirable or expedient and in the
       interest of the Company

3.a    Approve and ratify the agreement dated 09 JUN             Mgmt          For                            For
       2005 entered into between the Company and CNPC
       in relation to the amendments of the comprehensive
       products and services agreement dated 10 MAR
       2000  Supplemental Comprehensive Agreement
       , and prospective continuing connected transactions
       contemplated under the supplemental Comprehensive
       Agreement  Prospective Continuing CT

3.b    Approve the annual limit of each of the continuing        Mgmt          For                            For
       connected transactions, as specified

4.     Authorize the Chief Financial Officer of the              Mgmt          For                            For
       Company to do all such further acts and things
       and execute such further documents or Supplemental
       Agreements or deeds on behalf of the Company
       and take all such steps which in his opinion
       may be necessary, desirable or expedient to
       implement and/or give effect to the terms of
       the Supplemental Comprehensive Agreement, the
       prospective continuing CT and the Caps and
       to make and agree with such changes in the
       terms of the Supplemental Comprehensive Agreement
       as any such Director (s) may in his discretion
       consider necessary, desirable or expedient
       and in the interest of the Company




--------------------------------------------------------------------------------------------------------------------------
 PETROCHINA CO LTD                                                                           Agenda Number:  700808643
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883Q104
    Meeting Type:  EGM
    Meeting Date:  08-Nov-2005
          Ticker:
            ISIN:  CN0009365379
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Appoint Mr. Su Shulin as a Director of the Company        Mgmt          For                            For

2.     Appoint Mr. Gong Huazhang as a Director of the            Mgmt          For                            For
       Company

3.     Appoint Mr. Wang Yilin as a Director of the               Mgmt          For                            For
       Company

4.     Appoint Mr. Zeng Yukang as a Director of the              Mgmt          For                            For
       Company

5.     Appoint Mr. Jiang Fan as a Director of the Company        Mgmt          For                            For

6.     Appoint Mr. Chee-Chen Tung as an Independent              Mgmt          For                            For
       Director of the Company

7.     Appoint Mr. Liu Hongru as an Independent Director         Mgmt          For                            For
       of the Company

8.     Appoint Mr. Wang Fucheng as a Supervisor of               Mgmt          For                            For
       the Company

9.     Appoint Mr. Wen Qingshan as a Supervisor of               Mgmt          For                            For
       the Company

10.    Appoint Mr. Li Yongwu as an Independent Supervisor        Mgmt          For                            For
       of the Company

11.    Appoint Mr. Wu Zhipan as an Independent Supervisor        Mgmt          For                            For
       of the Company

12.    Ratify the agreement dated 01 SEP 2005 entered            Mgmt          For                            For
       into between the Company and China National
       Petroleum Corporation  CNPC  in relation to
       certain amendments of the comprehensive products
       and services agreement dated 10 MAR 2000  Second
       Supplemental Comprehensive Agreement ; and
       authorized Mr. Wang Guoliang, the Chief Financial
       Officer of the Company, to do all such further
       acts and things and execute such further documents
       or supplemental agreements or deeds on behalf
       of the Company and take all such steps which
       in his opinion may be necessary, desirable
       or expedient to implement and/or give effect
       to the terms of the Second Supplemental Comprehensive
       Agreement and to make and agree with such changes
       in the terms of the Second Supplemental Comprehensive
       Agreement as he may in his discretion consider
       necessary, desirable and expedient and in the
       interest of the Company

13.    Ratify the agreement dated 01 Sep 2005 entered            Mgmt          For                            For
       into between the Company and China Railway
       Materials and Supplies Corporation  CRMSC
       in relation to the provision of certain products
       and services  CRMSC Products and Services Agreement
       ; and authorized Mr. Wang Guoliang, the Chief
       Financial Officer of the Company, to do all
       such further acts and things and execute such
       further documents or supplemental agreements
       or deeds on behalf of the Company and take
       all such steps which in his opinion may be
       necessary, desirable or expedient to implement
       and/or give effect to the terms of the CRMSC
       Products and Services Agreement and to make
       and agree with such changes in the terms of
       the CRMSC Products and Services Agreement as
       he may in his discretion consider necessary,
       desirable and expedient and in the interest
       of the Company

14.    Approve the ongoing connected transactions,               Mgmt          For                            For
       as specified in the circular of the Company
       dated 22 SEP 2005  Circular , which the Company
       expects to occur on a regular and continuous
       basis in the ordinary and usual course of business
       of the Company and its subsidiaries, as the
       case may be, and to be conducted on normal
       commercial terms

15.    Ratify the proposed annual caps of each of the            Mgmt          For                            For
       ongoing connected transactions  except the
       proposed annual limit in respect of the products
       and services to be provided by the Group to
       CRMSC pursuant to the CRMSC Products, and Services
       Agreement  as specified in the Circular

16.    Ratify the proposed annual caps in respect of             Mgmt          For                            For
       the products and services to be provided by
       the Group to CRMSC pursuant to the CRMSC Products
       and Services Agreement as specified in the
       Circular




--------------------------------------------------------------------------------------------------------------------------
 PETROCHINA CO LTD                                                                           Agenda Number:  700929409
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883Q104
    Meeting Type:  AGM
    Meeting Date:  26-May-2006
          Ticker:
            ISIN:  CN0009365379
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of the Company            Mgmt          For                            For
       for the year 2005

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the year 2005

3.     Approve the audited financial statements of               Mgmt          For                            For
       the Company for the year 2005

4.     Declare and pay a final dividend for the YE               Mgmt          For                            For
       31 DEC 2005 in the amount and in the manner
       recommended by the Board

5.     Authorize the Board to determine the distribution         Mgmt          For                            For
       of the interim dividend for the year 2006

6.     Approve the continuation of appointment of PricewaterhouseCoopers,Mgmt          For                            For
       Certified Public Accountants as the International
       Auditors of the Company and PricewaterhouseCoopers,
       Zhong Tian CPAs Company Limited, Certified
       Public Accountants as the Domestic Auditors
       of the Company, for the year 2006 and authorize
       the Board to fix their remuneration

7.     Re-elect Mr. Zheng Hu as a Director of the Company        Mgmt          For                            For

8.     Re-elect Mr. Franco Bernabe as an Independent             Mgmt          For                            For
       Non-Executive Director of the Company

S.9    Authorize the Board of Directors to make such             Mgmt          For                            For
       amendments to the Articles of Association of
       the Company to increase the registered share
       capital of the Company  and reflect the new
       capital structure of the Company upon the allotment
       and issuance of shares of the Company as specified
       and to allot, issue and deal with additional
       domestic shares in the capital of the Company
       and make or grant offers, agreements and options
       during and after the relevant period, not exceeding
       20% of each of each of its existing the domestic
       shares and overseas listed foreign shares of
       the Company in issue as at the date of this
       resolution; otherwise than pursuant to a) a
       rights issue; or b) the exercise of options
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       or 12 months from the passing of this resolution
       ; the Board of Directors shall exercise its
       power under such mandate in accordance with
       the Company Law of the PRC and the Rules governing
       the Listing of Securities on the Stock Exchange
       of Hong Kong Limited and only if all necessary
       approvals from the China Securities Regulatory
       Commission and/or other relevant PRC government
       authorities are obtained; and authorize the
       Board of Directors to approve, execute and
       do or procure to be executed and done, all
       such documents, deeds and things as it may
       deem necessary in connection with the issue
       of such new shares  including, without limitation,
       determining the size of the issue, the issue
       price, the use of proceeds from the issue,
       the target of the issue and the place and time
       of the issue, making all necessary applications
       to the relevant authorities, entering into
       an underwriting agreement  or any other agreements
       , and making all necessary filings and registrations
       with the relevant PRC, Hong Kong and other
       authorities, including but not limited to registering
       the increased registered capital of the Company
       with the relevant authorities in the PRC in
       accordance with the actual increase of capital
       as a result of the issuance of shares pursuant
       to this resolution

10.    Other matters  if any                                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932377989
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Special
    Meeting Date:  22-Jul-2005
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE 300% STOCK SPLIT OF COMPANY               Mgmt          For                            For
       SHARES, RESULTING IN THE DISTRIBUTION, AT NO
       COST, OF 3 (THREE) NEW SHARES OF THE SAME TYPE
       FOR 1 (ONE) SHARE HELD ON AUGUST 31, 2005,
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

02     APPROVAL TO CHANGE ARTICLE 4 OF THE COMPANY               Mgmt          For                            For
       S BYLAWS IN LIGHT OF ITEM I, AS SET FORTH IN
       THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932389693
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Special
    Meeting Date:  30-Aug-2005
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE  PROTOCOL AND JUSTIFICATION               Mgmt          For                            For
       OF THE OPERATION FOR THE PARTIAL AND DISPROPORTIONAL
       SPINNING OFF OF DOWNSTREAM PARTICIPACOES LTDA
       AND THE INCORPORATION OF THE DIVESTED PORTION
       BY PETROLEO BRASILEIRO S.A. - PETROBRAS , DATED
       JULY 31, 2005

02     RATIFICATION AND NOMINATION OF THE SPECIALIZED            Mgmt          For                            For
       COMPANY FOR APPRAISING THE ASSETS TO BE SPUN
       OFF AND SUBSEQUENTLY INCORPORATED

03     APPROVAL OF THE VALUATION REPORT OF THE SPUN              Mgmt          For                            For
       OFF PORTION TO BE INCORPORATED BY PETROBRAS

04     APPROVAL OF THE SPINNING OFF FOLLOWED BY INCORPORATION    Mgmt          For                            For
       OF THE ASSETS OF THE DIVESTED PART OF THE COMPANY
       ACCORDING TO THE PROCEDURE IN THE DOCUMENT
       TO WHICH ITEM  1  ABOVE REFERS

05     AUTHORIZATION FOR THE EXECUTIVE BOARD TO PRACTICE         Mgmt          For                            For
       ALL NECESSARY ACTS FOR THE EXECUTION OF THE
       ABOVE ITEMS

06     APPROVAL OF THE ELECTION OF JOSE SERGIO GABRIELLI         Mgmt          For                            For
       DE AZEVEDO, CHIEF EXECUTIVE OFFICER, AS A MEMBER
       OF THE BOARD OF DIRECTORS OF THE COMPANY




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932452080
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Annual
    Meeting Date:  03-Apr-2006
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     APPROVAL OF THE MANAGEMENT REPORT, FINANCIAL              Mgmt          For                            For
       STATEMENTS AND AUDIT COMMITTEE S OPINION FOR
       THE FISCAL YEAR 2005.

A2     APPROVAL OF THE CAPITAL EXPENDITURE BUDGET FOR            Mgmt          For                            For
       THE FISCAL YEAR 2006.

A3     APPROVAL OF THE DISTRIBUTION OF RESULTS FOR               Mgmt          For                            For
       THE FISCAL YEAR 2005.

A4     APPROVAL OF THE ELECTION OF MEMBERS OF THE BOARD          Mgmt          For                            For
       OF DIRECTORS.*

A5     APPROVAL OF THE ELECTION OF CHAIRMAN OF THE               Mgmt          For                            For
       BOARD OF DIRECTORS.*

A6     APPROVAL OF THE ELECTION OF MEMBERS OF THE FISCAL         Mgmt          For                            For
       COUNCIL AND THEIR RESPECTIVE SUBSTITUTES.*

A7     APPROVAL OF THE ESTABLISHMENT OF THE MANAGEMENT           Mgmt          Abstain                        Against
       COMPENSATION, AS WELL AS THEIR PARTICIPATION
       IN THE PROFITS PURSUANT TO ARTICLES 41 AND
       56 OF THE COMPANY S BYLAWS, AS WELL OF MEMBERS
       OF THE FISCAL COUNCIL.

E1     APPROVAL OF THE INCREASE IN THE CAPITAL STOCK             Mgmt          For                            For
       THROUGH THE INCORPORATION OF PART OF THE REVENUE
       RESERVES CONSTITUTED IN PREVIOUS FISCAL YEARS
       AMOUNTING TO R$ 15.352 MILLION, INCREASING
       THE CAPITAL STOCK FROM R$ 32,896 MILLION TO
       R$ 48.248 MILLION WITHOUT ANY CHANGE TO THE
       NUMBER OF ISSUED SHARES PURSUANT TO ARTICLE
       40, ITEM III OF THE COMPANY S BYLAWS.




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932530050
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Special
    Meeting Date:  22-May-2006
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE  PROTOCOL AND JUSTIFICATION               Mgmt          For                            For
       OF THE INCORPORATION OF THE SHARES OF PETROBRAS
       QUIMICA S.A. - PETROQUISA BY PETROLEO BRASILEIRO
       S.A.

02     RATIFICATION AND APPOINTMENT OF A SPECIALIZED             Mgmt          For                            For
       FIRM TO EVALUATE THE SHAREHOLDERS EQUITY AND
       BOOK VALUE OF PETROBRAS

03     APPROVAL OF THE VALUATION OF THE SHAREHOLDERS             Mgmt          For                            For
       EQUITY AND BOOK VALUE REPORT OF PETROBRAS

04     APPROVAL OF THE VALUATION OF THE SHAREHOLDERS             Mgmt          For                            For
       EQUITY BOOK VALUE AND NET BOOK ASSETS OF PETROQUISA

05     RATIFICATION AND APPOINTMENT OF A SPECIALIZED             Mgmt          For                            For
       FIRM TO UNDERTAKE AN ECONOMIC AND FINANCIAL
       VALUATION OF PETROBRAS

06     APPROVAL OF THE ECONOMIC AND FINANCIAL VALUATION          Mgmt          For                            For
       OF PETROBRAS

07     APPROVAL OF THE INCORPORATION OF THE TOTAL NUMBER         Mgmt          For                            For
       OF PETROQUISA SHARES HELD BY MINORITY SHAREHOLDERS
       INTO PETROBRAS  EQUITY

08     APPROVAL OF THE ALTERATIONS TO PETROBRAS  BYLAWS          Mgmt          For                            For
       AS PROVIDED FOR IN THE  PROTOCOL AND JUSTIFICATION
       OF THE INCORPORATION OF THE SHARES OF PETROBRAS
       QUIMICA S.A. - PETROQUISA BY PETROLEO BRASILEIRO
       S.A. - PETROBRAS

09     AUTHORIZATION FOR THE EXECUTIVE BOARD TO PRACTICE         Mgmt          For                            For
       ALL THE ACTS NEEDED FOR THE EXECUTION OF THE
       ABOVE ACTIONS




--------------------------------------------------------------------------------------------------------------------------
 PHELPS DODGE CORPORATION                                                                    Agenda Number:  932492589
--------------------------------------------------------------------------------------------------------------------------
        Security:  717265102
    Meeting Type:  Annual
    Meeting Date:  26-May-2006
          Ticker:  PD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       C. KRULAK                                                 Mgmt          For                            For
       D. MCCOY                                                  Mgmt          For                            For
       W. POST                                                   Mgmt          For                            For
       M. RICHENHAGEN                                            Mgmt          For                            For
       J. THOMPSON                                               Mgmt          For                            For

02     APPROVE THE PHELPS DODGE CORPORATION DIRECTORS            Mgmt          For                            For
       2007 STOCK UNIT PLAN

03     RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS          Mgmt          For                            For
       LLP AS INDEPENDENT ACCOUNTANTS FOR THE YEAR
       2006




--------------------------------------------------------------------------------------------------------------------------
 PHILIPPINE LONG DISTANCE TEL CO MEDIUM TERM NTS BOOK ENTRY                                  Agenda Number:  700919244
--------------------------------------------------------------------------------------------------------------------------
        Security:  718252109
    Meeting Type:  AGM
    Meeting Date:  13-Jun-2006
          Ticker:
            ISIN:  PH7182521093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the call to order                                 Mgmt          For                            For

2.     Approve the certification of service of notice            Mgmt          For                            For
       and quorum

3.     Approve the President s report                            Mgmt          For                            For

4.     Approve the audited financial statements for              Mgmt          For                            For
       the period ended 31 DEC 2005 contained in the
       Company s 2005 annual report

5.     Elect the Directors including Independent Directors       Mgmt          For                            For
       for the ensuing year

6.     Other business                                            Other         For                            *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO THE            Non-Voting    No vote
       CHANGE IN THE FUTURE RECORD DATE AS PER THE
       CONFIRMATION RECEIVED.  IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS.  THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PHILIPPINE LONG DISTANCE TELEPHONE C                                                        Agenda Number:  932533638
--------------------------------------------------------------------------------------------------------------------------
        Security:  718252604
    Meeting Type:  Annual
    Meeting Date:  13-Jun-2006
          Ticker:  PHI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE AUDITED FINANCIAL STATEMENTS              Mgmt          For                            For
       FOR THE PERIOD ENDING DECEMBER 31, 2005 CONTAINED
       IN THE COMPANY S 2005 ANNUAL REPORT.

02     DIRECTOR
       REV FR B.F. NEBRES S.J*                                   Mgmt          For                            For
       MR OSCAR S. REYES*                                        Mgmt          For                            For
       MR PEDRO E. ROXAS*                                        Mgmt          For                            For
       MR ALFRED VY TY*                                          Mgmt          For                            For
       MR ANTONIO O. COJUANGCO                                   Mgmt          For                            For
       MS HELEN Y. DEE                                           Mgmt          For                            For
       ATTY. RAY C. ESPINOSA                                     Mgmt          For                            For
       MR TATSU KONO                                             Mgmt          For                            For
       MR NAPOLEON L. NAZARENO                                   Mgmt          For                            For
       MR MANUEL V. PANGILINAN                                   Mgmt          For                            For
       MS CORAZON S. DE LA PAZ                                   Mgmt          For                            For
       MR ALBERT F DEL ROSARIO                                   Mgmt          For                            For
       MR SHIGERU YOSHIDA                                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 POSLOVNI SISTEM MERCATOR D.D., LJUBLJANA                                                    Agenda Number:  700937711
--------------------------------------------------------------------------------------------------------------------------
        Security:  X53131102
    Meeting Type:  AGM
    Meeting Date:  17-May-2006
          Ticker:
            ISIN:  SI0031100082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the meeting bodies                                  Mgmt          For                            For

2.     Approve the statutory changes  50% of capital             Mgmt          Against                        Against
       increase in next 5 years with issuing new shares

3.     Approve use of balance sheet profit and grant             Mgmt          For                            For
       discharge to the Supervisory and the Management
       Board from their duties  600 gross dividend
       proposed

4.     Approve the Management Board to buy Companies             Mgmt          For                            For
       own shares  up to 10% of issued amount in next
       18 months

5.     Elect the new Supervisory Board Member                    Mgmt          For                            For

6.     Approve the naming of the Auditor for the year            Mgmt          For                            For
       2006

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE MEETING DATE AND RECEIPT OF RECOORD
       DATE. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 POTASH CORPORATION OF SASKATCHEWAN I                                                        Agenda Number:  932458397
--------------------------------------------------------------------------------------------------------------------------
        Security:  73755L107
    Meeting Type:  Special
    Meeting Date:  04-May-2006
          Ticker:  POT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       F. J. BLESI                                               Mgmt          For                            For
       W. J. DOYLE                                               Mgmt          For                            For
       J. W. ESTEY                                               Mgmt          For                            For
       W. FETZER III                                             Mgmt          For                            For
       D. J. HOWE                                                Mgmt          For                            For
       A. D. LABERGE                                             Mgmt          For                            For
       J. J. MCCAIG                                              Mgmt          For                            For
       M. MOGFORD                                                Mgmt          For                            For
       P. J. SCHOENHALS                                          Mgmt          For                            For
       E. R. STROMBERG                                           Mgmt          For                            For
       J. G. VICQ                                                Mgmt          For                            For
       E. VIYELLA DE PALIZA                                      Mgmt          For                            For

02     THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS               Mgmt          For                            For
       AUDITORS OF THE CORPORATION.

03     THE RESOLUTION (ATTACHED AS APPENDIX B TO THE             Mgmt          For                            For
       ACCOMPANYING MANAGEMENT PROXY CIRCULAR) APPROVING
       THE ADOPTION OF A NEW PERFORMANCE OPTION PLAN,
       THE FULL TEXT OF WHICH IS ATTACHED AS APPENDIX
       C TO THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR.




--------------------------------------------------------------------------------------------------------------------------
 PRAKTIKER BAU- UND HEIMWERKERMAERKTE HOLDING AG, KIRKEL                                     Agenda Number:  700975280
--------------------------------------------------------------------------------------------------------------------------
        Security:  D6174B108
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  DE000A0F6MD5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the financial statements and              Non-Voting    No vote
       the annual report for the abbreviated 2005
       FY with the report of the Supervisory Board,
       the Group financial statements and the Group
       annual report

2.     Resolution on the appropriation of the distributable      Mgmt          For                            For
       profit of EUR 26,362,626.92 as follows: payment
       of a dividend of EUR 0.45 per share EUR 262,626.92
       shall be carried forward ex-dividend and payable
       date: 28 JUN 2006

3.     Ratification of the acts of the Board of Managing         Mgmt          For                            For
       Directors

4.     Ratification of the acts of the Supervisory               Mgmt          For                            For
       Board

5.     Appointment of PricewaterhouseCoopers AG, Frankfurt       Mgmt          For                            For
       as the Auditors for the 2006 FY

6.1    Elect Dr. Kay Hafner as a member of the Supervisory       Mgmt          For                            For
       Board

6.2    Elect Mr. Ulrich Grillo as a member of the Supervisory    Mgmt          For                            For
       Board

7.     Approval of the control and profit transfer               Mgmt          For                            For
       agreement with the Company's wholly owned subsidiary
       Praktiker Services Holding Gmbh, effective
       from 01 JAN 2006, until at least 31 DEC 2010

8.     Resolution on the authorization to issue warrant          Mgmt          For                            For
       and/or convertible bonds, the creation of contingent
       capital, and the corresponding amendment s
       to the Articles of Association; the Board of
       Managing Directors shall be authorized to issue
       bonds of up to EUR 600,0 00,000, having a term
       of up to 15 years and conferring an option
       or conversion right for new shares of the Company,
       on or before 26 JUN 2011, shareholders subscription
       rights may be excluded if the bonds are issued
       at a price not materially below their market
       price, as well as for residual amounts and
       for the issue of bonds against payment in kind,
       and insofar as subscription rights are granted
       to holders of previously issued bonds; the
       share capital shall be increase d by up to
       EUR 29,000,000 through the issue of up to 29,000,000
       new bearer shares, insofar as conversion or
       option rights are exercised

9.     Various amendments to the Articles of Associations,       Mgmt          For                            For
       including the provision that attendance and
       voting at the shareholders meeting be contingent
       upon shareholders registering with the Company
       by the 7th day before the meeting, and providing
       evidence of their shareholding as per the 21st
       day before the meeting




--------------------------------------------------------------------------------------------------------------------------
 PREMIER IMAGE TECHNOLOGY CORP                                                               Agenda Number:  700908544
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7081U103
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2006
          Ticker:
            ISIN:  TW0002394004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Approve to report the 2005 business operation             Mgmt          For                            For

1.2    Approve the Supervisors review of the year 2005           Mgmt          For                            For
       financial report

2.1    Approve the 2005 operation and financial report           Mgmt          For                            For

2.2    Approve the 2005 earning distributions  cash              Mgmt          For                            For
       dividend: TWD 1.5 per share, stock dividend:
       10 shares per 1,000 shares from retain earnings
       subject to 20% withholding tax, and 20 shares
       per 1,000 shares from capital surplus with
       tax free

3.1    Approve to raise capital by issuing new shares            Mgmt          For                            For

3.2    Amend the procedure of acquiring or disposing             Mgmt          For                            For
       asset

3.3    Amend the procedure of endorsement and guarantee          Mgmt          For                            For

3.4    Amend the procedure of lending funds to other             Mgmt          For                            For
       parties

3.5    Amend the Memorandum and the Articles of Association      Mgmt          For                            For

4.     Other issue and extraordinary motions                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 PREMIER OIL PLC, LONDON                                                                     Agenda Number:  700950834
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7216B145
    Meeting Type:  AGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  GB0033560011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the report of the Directors and the accounts        Mgmt          For                            For
       of the Premier Oil Plc for the YE 31 DEC 2005
       together with the Auditors  report thereon

2.     Approve the Directors  remuneration report of             Mgmt          For                            For
       Premier Oil Plc for the YE 31 DEC 2005

3.     Elect Mr. A.R.C. Durrant as a Director of the             Mgmt          For                            For
       Company, who retires in accordance with the
       Company s Articles of Association

4.     Elect Mr. N. Hawkings as a Director of the Company,       Mgmt          For                            For
       who retires in accordance with the Company
       s Articles of Association

5.     Re-elect Mr. M.A.K. Alizai as a Director of               Mgmt          For                            For
       the Company, who retires in accordance with
       the Company s Articles of Association

6.     Re-elect Mr. I. Gray as a Director of the Company,        Mgmt          For                            For
       who retires in accordance with the Company
       s Articles of Association

7.     Re-elect Mr. J.R.W. Orange as a Director of               Mgmt          For                            For
       the Company, who retires in accordance with
       the Company s Articles of Association

8.     Re-appoint Deloitte & Touche LLP as Auditors              Mgmt          For                            For
       of the Company until the conclusion of the
       next general meeting before which accounts
       are laid and to authorize the Directors to
       fix their remuneration for 2006

9.     Approve the revised rules of the Premier Oil              Mgmt          For                            For
       Asset & Equity Plan  AEP , as summarized in
       the appendix to the letter from the Chairman
       and notice of meeting dated 19 APR 2006 and
       to authorize the Directors to do all acts and
       things necessary or expedient for the purposes
       of carrying the AEP, as amended, into effect
       including the making of amendments to benefit
       the administration of the AEP, to take account
       of a change in legislation or to obtain or
       maintain UK Revenue & Customs approval or other
       jurisdictional approval, or maintain favourable
       tax, exchange control or regulatory treatment
       for participants or for the group

10.    Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority, to allot relevant securities
       Section 80 of the Companies Act 1985   the
       Act  up to an aggregate nominal amount of GBP
       13,629,880;  Authority expires at the conclusion
       of the next AGM of the Company ; and the Directors
       may allot relevant securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.11   Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority, pursuant to Section
       95 of the Act, to allot equity securities
       Section 94 of the Act  for cash pursuant to
       the authority conferred by Resolution 10 and/or
       where such allotment constitutes an allotment
       of equity securities by virtue of Section 94(3A)
       of the Act, disapplying the statutory pre-emption
       rights  Section 89(1) of the Act , provided
       that this power is limited to the allotment
       of equity securities: a) in connection with
       a rights issue, open offer or other pre-emptive
       offers in favor of ordinary shareholders  excluding
       any shareholder holding shares as treasury
       shares  in proportion to their respective holdings
       of ordinary shares, but subject to such exclusions
       or other arrangements as the Directors may
       deem necessary or expedient in respect of fractions
       or legal or practical problems in any jurisdiction;
       b) up to an aggregate nominal amount of GBP
       2,044,480;  Authority expires at the conclusion
       of the next AGM of the Company ; and the Directors
       may allot equity securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.12   Authorize the Company, to make market purchases           Mgmt          For                            For
       Section 163(3) of the Act  of up to 12,266,895
       ordinary shares of 50p each and not to pay
       less for each share than the nominal value
       of such share and up to 5% over the average
       of the closing mid market price of the ordinary
       shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days;  Authority expires at the AGM of the
       Company in 2007 ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry




--------------------------------------------------------------------------------------------------------------------------
 PT ASTRA INTERNATIONAL TBK                                                                  Agenda Number:  700962663
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7117N149
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  ID1000057607
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and ratify the annual           Mgmt          For                            For
       calculation for book year 2005

2.     Approve to determine the profit utilization               Mgmt          For                            For

3.     Appoint the Board of Commissioners including              Mgmt          For                            For
       the Independent Commissioners and approve to
       determine the salary, allowances for the Directors
       and honorarium for the Commissioners

4.     Appoint the Public Accountant for the book year           Mgmt          For                            For
       2006




--------------------------------------------------------------------------------------------------------------------------
 PT BANK DANAMON INDONESIA TBK                                                               Agenda Number:  700944259
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71188190
    Meeting Type:  AGM
    Meeting Date:  22-May-2006
          Ticker:
            ISIN:  ID1000094204
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and balance sheet               Mgmt          For                            For
       and profit or loss statement for book YE 31
       DEC 2005 and grant acquit et discharge to the
       Board of Directors and Commissioners for book
       YE 31 DEC 2005

2.     Approve the allocation of income and dividends            Mgmt          For                            For
       of IDR 66.7

3.     Approve to change the Board of Commissioners              Mgmt          For                            For
       and or the Directors composition

4.     Authorize the Board of Commissioners to determine         Mgmt          For                            For
       task division, salary and other allowances
       of the Directors

5.     Approve to determine salary and allowances to             Mgmt          For                            For
       the Board of Commissioners

6.     Approve Haryanto Sahari Rekan as the Auditors             Mgmt          For                            For
       and authorize the Board to fix their remuneration

7.     Approve the report of the composition of Audit            Mgmt          For                            For
       Committee and Risk Monitoring Committee




--------------------------------------------------------------------------------------------------------------------------
 PT BANK MANDIRI (PERSERO) TBK                                                               Agenda Number:  700851416
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123S108
    Meeting Type:  EGM
    Meeting Date:  21-Dec-2005
          Ticker:
            ISIN:  ID1000095003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend several Articles in the Articles of Association     Mgmt          For                            For
       with regard to the authorization to write off
       and the eradication of receivables and the
       deadline for conveying the work plan and Company
       annual budget

2.     Approve to decide the limit of the eradication            Mgmt          For                            For
       of the principal receivables that has been
       written off

3.     Ratify the Board of Directors action in relation          Mgmt          For                            For
       to the eradication of the receivables interest
       penalty and fee since the Company became a
       public Company

4.     Approve the providing of legal assistance to              Mgmt          For                            For
       the Members of the Board of Directors/the Board
       of Commissioners and the former Members of
       the Board of Directors/the former Members of
       the Board of Commissioners of the Company,
       and insurance premium payment to the Members
       of the Board of Directors and the Board of
       Commissioners of the Company  D and O Liability
       Insurance

5.     Approve to change the structure of the Board              Mgmt          For                            For
       of Directors and/or the Board of Commissioners

6.     Others                                                    Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 PT BANK MANDIRI (PERSERO) TBK                                                               Agenda Number:  700959616
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123S108
    Meeting Type:  AGM
    Meeting Date:  22-May-2006
          Ticker:
            ISIN:  ID1000095003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and ratify the consolidated     Mgmt          For                            For
       financial report of the Company, the annual
       report on partnership program, environment
       construction and aquit et de charge to the
       Director and the Commissioner

2.     Approve the use of profit of the Company for              Mgmt          For                            For
       the FYE on 31 DEC 2005

3.     Approve to determine the Public Accountant office         Mgmt          For                            For
       to audit the Company s consolidated financial
       report to audit the annual report on partnership
       program and environment construction for the
       FYE on 31 DEC 2006

4.     Approve the remuneration of the Board of Directors        Mgmt          For                            For
       and honorarium for the Board of Commissioners
       of the Company

5.     Approve the program of Management Stock Option            Mgmt          For                            For
       Plan stage III and the implementation report
       on the previous stage of ESA and MSOP Program

6.     Approve to change the Management composition              Mgmt          For                            For
       of the Company as well as its duties and authorities




--------------------------------------------------------------------------------------------------------------------------
 PT BANK RAKYAT INDONESIA (PERSERO) TBK                                                      Agenda Number:  700863207
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0697U104
    Meeting Type:  EGM
    Meeting Date:  26-Jan-2006
          Ticker:
            ISIN:  ID1000096001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the restructuring of the Company s Board          Mgmt          For                            For

2.     Amend the Article of Association regarding ratification   Mgmt          Abstain                        Against
       of minute of meeting and decision made outside
       the EGM




--------------------------------------------------------------------------------------------------------------------------
 PT BANK RAKYAT INDONESIA (PERSERO) TBK                                                      Agenda Number:  700971218
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0697U104
    Meeting Type:  AGM
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  ID1000096001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and ratify the financial        Mgmt          For                            For
       statement for book year 2005 and Community
       Development Program report in year 2005

2.     Approve to utilize Company s profit for book              Mgmt          For                            For
       year 2005 and the allocation of income and
       dividends of IDR 153

3.     Approve Prasetio Sarwoko Sandjaja as the Auditors         Mgmt          Abstain                        Against
       and authorize the Board to fix their remuneration

4.     Approve  to determine the remuneration for the            Mgmt          Abstain                        Against
       Board of Directors and the Commissioners

5.     Approve to determine the implementation of Ministry       Mgmt          For                            For
       of States Companies Rules dated 23 JAN 2006
       re-guidance on appointment of Board of Directors
       and the Board of Commissioners in States Companies

6.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       Syariah Board as the Auditors

7.     Approve to determine the amount of bad debt               Mgmt          Abstain                        Against
       that can be written off

8.     Receive the report of Management Stock Option             Mgmt          Abstain                        Against
       Program III

9.     Approve to change the Company Management structure        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PT INDOSAT TBK                                                                              Agenda Number:  932421681
--------------------------------------------------------------------------------------------------------------------------
        Security:  744383100
    Meeting Type:  Special
    Meeting Date:  22-Dec-2005
          Ticker:  IIT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO HONORABLY DISCHARGE MR. NG ENG HO AS DEPUTY            Mgmt          For
       PRESIDENT DIRECTOR WITH GRATITUDE AND THANKS
       AS OF THE TIME THE MEETING IS CONCLUDED, AND
       APPOINT DR. KAIZAD B. HEERJEE AS DEPUTY PRESIDENT
       DIRECTOR FOR THE PERIOD AS OF THE TIME THE
       MEETING IS CONCLUDED UP TO THE TIME THE ANNUAL
       GENERAL MEETING OF SHAREHOLDERS, AS MORE FULLY
       DESCRIBED IN THE PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 PT INDOSAT TBK                                                                              Agenda Number:  932550088
--------------------------------------------------------------------------------------------------------------------------
        Security:  744383100
    Meeting Type:  Annual
    Meeting Date:  29-Jun-2006
          Ticker:  IIT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE ANNUAL REPORT AND TO RATIFY THE            Mgmt          For
       FINANCIAL STATEMENTS OF THE COMPANY FOR THE
       FINANCIAL YEAR ENDED DECEMBER 31, 2005 AND
       THEREBY RELEASE AND DISCHARGE THE BOARD OF
       COMMISSIONERS FROM THEIR SUPERVISORY RESPONSIBILITIES
       AND THE BOARD OF DIRECTORS FROM THEIR MANAGERIAL
       RESPONSIBILITIES FOR THE FINANCIAL YEAR ENDED
       DECEMBER 31, 2005.

02     TO APPROVE THE ALLOCATIONS OF NET PROFIT FOR              Mgmt          For
       RESERVE FUNDS , DIVIDENDS AND OTHER PURPOSES
       AND TO APPROVE THE DETERMINATION OF THE AMOUNT,
       TIME AND MANNER OF PAYMENT OF DIVIDENDS FOR
       THE FINANCIAL YEAR ENDED DECEMBER 31, 2005.

03     TO DETERMINE THE REMUNERATION FOR THE BOARD               Mgmt          Abstain
       OF COMMISSIONERS OF THE COMPANY FOR 2006.

04     TO APPROVE THE APPOINTMENT OF THE COMPANY S               Mgmt          For
       INDEPENDENT AUDITOR FOR THE FINANCIAL YEAR
       ENDING DECEMBER 31, 2006.




--------------------------------------------------------------------------------------------------------------------------
 PT PERUSAHAAN GAS NEGARA (PERSERO) TBK                                                      Agenda Number:  700979632
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7136Y100
    Meeting Type:  AGM
    Meeting Date:  08-Jun-2006
          Ticker:
            ISIN:  ID1000096308
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report of the Company for              Mgmt          For                            For
       year 2005 and the annual report of the partnership
       and environs development program

2.     Ratify the audited financial statements for               Mgmt          For                            For
       the YE on 31 DEC 2005 and the annual report
       of the partnership and environs development
       program and grant release and discharge to
       the Member of the Board of Directors and the
       Board of Commissioners of their responsibilities
       for their actions and supervision during the
       YE on 31 DEC 2005

3.     Approve the profit allocation, including the              Mgmt          For                            For
       cash dividend distribution, based on the net
       profit after tax of the YE 31 DEC 2005

4.     Appoint a Public Accountant Office to audit               Mgmt          For                            For
       the Company financial statements and the annual
       report of the partnership and environs development
       program for the YE on 31 DEC 2006

5.     Approve the salaries, honorarium and bonuses              Mgmt          For                            For
       of the Members of the Board of Directors and
       the Board of Commissioners




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700850642
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  EGM
    Meeting Date:  21-Dec-2005
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the amendment and re-arrangement of               Mgmt          Abstain                        Against
       the Articles of Association of the Company

2.     Approve the plan of the Company s share buy-back          Mgmt          For                            For

3.     Approve to determine the concept/formula of               Mgmt          Abstain                        Against
       the compensation for the Management of the
       Company




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700998771
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2006
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s annual report for the               Mgmt          For                            For
       FY 2005

2.     Ratify the Company s audited consolidate financial        Mgmt          For                            For
       statement and community development and social
       contribution program financial statement for
       the FY 2005 and acquittal, grant discharge
       to the Board of Directors and Commissioners

3.     Approve the allocation of income and dividends            Mgmt          For                            For
       of IDR 152 per share

4.     Appoint Siddharta Siddharta Widjaja as Auditors           Mgmt          For                            For
       for external audit of Company for FY 2006 ,
       including audit of internal control for financial
       reporting and the Independent Auditor for external
       audit Company Dev and Social Contribution Program;
       and authorize the Board to fix their remuneration

5.     Approve the adjustment of the Company s Board             Mgmt          For                            For
       Commissioners, which Members were elected in
       EGM of shareholders dated 10 MAR 2004,in accordance
       with the Company new Article of Association
       Law No.1 9/2003 regarding state owned enterprise

6.     Approve the compensation for the Member of the            Mgmt          For                            For
       Board of Directors and the Board of Commissioners
       for the FY 2006

7.     Approve the changes and/or additional number              Mgmt          For                            For
       of the Board of Directors and appoint the new
       Director of the Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PTT EXPL & PRODTN PUB LTD                                                                   Agenda Number:  700870377
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7145P132
    Meeting Type:  AGM
    Meeting Date:  05-Apr-2006
          Ticker:
            ISIN:  TH0355010Z16
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the EGM of the No.1/2005           Mgmt          For                            For

2.     Acknowledge the 2005 performance result and               Mgmt          For                            For
       2006 work plan of the Company

3.     Approve the 2005 financial statements                     Mgmt          For                            For

4.     Approve the dividend payment for 2005 performance         Mgmt          For                            For
       from petroleum income at 13.50 THB per share,
       which includes the interim dividend of first
       6 months at THB 5.50 per share and the latter
       6 months at THB 8 per share

5.     Appoint the new Directors to replace those who            Mgmt          For                            For
       retire by rotation

6.     Approve to consider the Director s remuneration           Mgmt          For                            For
       for year 2006

7.     Appoint the Auditor and consider the Auditor              Mgmt          For                            For
       s fee for year 2006

8.     Approve the split of pttep shares par value               Mgmt          For                            For
       from THB 5 per share to THB 1 per share

9.     Approve the amendment of the Company s Memorandum         Mgmt          For                            For
       of Association Clause 4

10.    Approve to consider the issuance and offering             Mgmt          For                            For
       of 2,800,000 warrant units to purchase the
       Company s common shares for Management and
       employees for the year 2006

11.    Approve to consider the allotment of 2,800,000            Mgmt          For                            For
       shares reserved for exercise of the right under
       the warrants issued to Management and employees
       for the year 2006

12.    Transact any other business                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 PYATEROCHKA HLDG N V                                                                        Agenda Number:  700821033
--------------------------------------------------------------------------------------------------------------------------
        Security:  747071207
    Meeting Type:  AGM
    Meeting Date:  01-Nov-2005
          Ticker:
            ISIN:  US7470712073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that the Management Board will give               Mgmt          For                            For
       a presentation on the performance of the Company
       in 2004, after which the general meeting of
       shareholders will be invited to discuss this
       performance as specified

2.a    Adopt the Pyaterochka Holding s N.V, financial            Mgmt          For                            For
       statements for the FY 2004

2.b    Approve that the Management Board will give               Mgmt          For                            For
       an explanation of the dividend and reservation
       policy

3.a    Grant discharge to the Members of the Management          Mgmt          For                            For
       Board from all liability in relation to the
       exercise of their duties in the FY 2004, to
       the extent that such exercise is apparent from
       the financial statements or has been otherwise
       disclosed to the general meeting of shareholders
       prior to the approval of the financial statements

3.b    Grant discharge to the Members of the Supervisory         Mgmt          For                            For
       Board from all liability in relation to the
       exercise of their duties in the FY 2004, to
       the extent that such exercise is apparent from
       the financial statements or has been otherwise
       disclosed to the general meeting of shareholders
       prior to the approval of the financial statements

4.     Approve that in FEB 2005 shareholders approved            Mgmt          For                            For
       an annual fee of USD 48.000 to be paid to each
       Supervisory Board Member; amend the remuneration
       of the Members of the Supervisory Board, in
       the way that the annual fee will be EUR 29.000
       per Member of the Supervisory Board as of 01
       JAN 2005 to be paid in quarterly terms, expenses
       may be charged to the Company up to a maximum
       of the difference between USD 48.000 and EUR
       29.000




--------------------------------------------------------------------------------------------------------------------------
 QUALCOMM, INCORPORATED                                                                      Agenda Number:  932430488
--------------------------------------------------------------------------------------------------------------------------
        Security:  747525103
    Meeting Type:  Annual
    Meeting Date:  07-Mar-2006
          Ticker:  QCOM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD C. ATKINSON                                       Mgmt          For                            For
       DIANA LADY DOUGAN                                         Mgmt          For                            For
       PETER M. SACERDOTE                                        Mgmt          For                            For
       MARC I. STERN                                             Mgmt          For                            For

02     TO APPROVE AMENDMENTS TO THE COMPANY S RESTATED           Mgmt          Against                        Against
       CERTIFICATE OF INCORPORATION TO ELIMINATE THE
       CLASSIFIED BOARD AND CUMULATIVE VOTING.

03     TO APPROVE THE COMBINATION OF THE COMPANY S               Mgmt          For                            For
       EQUITY COMPENSATION PLANS AS THE 2006 LONG-TERM
       INCENTIVE PLAN AND AN INCREASE IN THE SHARE
       RESERVE BY 65,000,000 SHARES.

04     TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS         Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT ACCOUNTANTS
       FOR THE COMPANY S FISCAL YEAR ENDING SEPTEMBER
       24, 2006.

05     TO APPROVE ANY ADJOURNMENTS OF THE MEETING TO             Mgmt          Against                        Against
       ANOTHER TIME OR PLACE, IF NECESSARY IN THE
       JUDGMENT OF THE PROXY HOLDERS, FOR THE PURPOSE
       OF SOLICITING ADDITIONAL PROXIES IN FAVOR OF
       ANY OF THE FOREGOING PROPOSALS.




--------------------------------------------------------------------------------------------------------------------------
 RAIFFEISEN INTERNATIONAL BANK-HOLDING AG, WIEN                                              Agenda Number:  700972323
--------------------------------------------------------------------------------------------------------------------------
        Security:  A7111G104
    Meeting Type:  OGM
    Meeting Date:  07-Jun-2006
          Ticker:
            ISIN:  AT0000606306
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

1.     Receive the annual statement of accounts and              Mgmt          For                            For
       the report by the Supervisory Board

2.     Approve the allocation of the net income                  Mgmt          For                            For

3.     Approve the activities under taken by the Managing        Mgmt          For                            For
       Board and the Supervisory Board for the FY
       2005

4.     Approve the Statutory allowance of the Supervisory        Mgmt          For                            For
       Board

5.     Elect the Supervisory Board                               Mgmt          For                            For

6.     Elect the balance sheet Auditors                          Mgmt          For                            For

7.     Approve to cancel the authorization of the Board          Mgmt          Abstain                        Against
       of Directors to increase the stock capital
       by up to EUR 12,917,387.13 and at the same
       time authorize the Board of Directors to increase
       the capital till 08 MAR 2010 and to increase
       stock capital up to EUR 217,258,695.65 by issuing
       up to 71,385.000 new shares against contribution
       in cash or kind and to fix the terms of the
       capital increase; and authorize the Supervisory
       Board to alter the Statutes accordingly

8.     Amend the Company Charter: a) Paragraph 3 publication     Mgmt          Abstain                        Against
       via internet; b) Paragraph 4 stock capital;
       c) Paragraph 10 Supervisory Board; and d) Paragraph
       14 broadcasting

9.     Approve the allowance for the Supervisory Board           Mgmt          For                            For
       to by own shares within the next 18 month,
       10% of stock capital and the approval will
       replace the authorization given at the meeting
       08 MAY 2005; and authorize the Board of Directors
       to fix the terms for the disposal of the shares
       other than through the stock exchange

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 RANBAXY LABORATORIES LTD                                                                    Agenda Number:  700810395
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7187Y165
    Meeting Type:  EGM
    Meeting Date:  21-Oct-2005
          Ticker:
            ISIN:  INE015A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board, in accordance with the               Mgmt          For                            For
       provisions of Section 81 and all other applicable
       provisions of the Companies Act, 1956  including
       any statutory modification s  or re-enactment
       thereof  and relevant provisions of the Memorandum
       and Articles of Association of the Company
       and the issue of Foreign Currency Convertible
       Bonds and Ordinary Shares (through Depository
       Receipt Mechanism) Scheme, 1993, and subject
       to the approval, consent, permission and/or
       sanction of the Ministry of Finance of the
       Government of India, the Reserve Bank of India
       and any other appropriate authorities, institutions
       or bodies, as may be necessary and subject
       to such conditions and modifications as may
       be prescribed in granting such approvals, consents
       and permissions, which may be agreed to by
       the Board of Directors of the Company  the
       Board which term shall include a Committee
       of Directors , the consent of the Company be
       accorded, to issue, offer and allot, in one
       or more tranches any securities including Global
       Depository Receipts/Shares  GDRs  and/or American
       Depositary Receipts/Shares  ADRs  and/or Foreign
       Currency Convertible Bonds  FCCBs  and/or Convertible
       Bonds/ Debentures and/or Euro-Convertible Bonds
       and/or Equity Shares and/or Preference Shares
       whether Cumulative/Redeemable/Partly Convertible/Convertible and/or Securities Partly or Fully Convertible
       into Equity Shares and/or Securities linked
       to Equity Shares and/or any Instruments or
       Securities with or without detachable warrants,
       or such other types of Securities representing
       either Equity Shares or Convertible Securities,
       Securities  in India or in 1 or more foreign
       market s  to be subscribed in foreign currency
       ies /Rupees by Foreign/Domestic Investors,
       including Non-residents, Foreign Institutional
       Investors, Non Resident Indians, Foreign Nationals,
       Corporate Bodies, Banks, Institutions, Mutual
       Funds or such other eligible entities or persons
       as may be decided by the Board in accordance
       with applicable laws, whether or not such persons/entities/investors are members of the Company, through Prospectus,
       Offering Letter, Circular, Memorandum or through
       any other mode from time to time as may be
       deemed appropriate by the Board on such terms
       and conditions as the Board may in its sole
       and absolute discretion deem fit up to USD
       1500 million on such terms and conditions including
       pricing as the Board may in its sole and absolute
       discretion decide including the form and the
       persons to whom such Securities may be issued
       and all other terms and conditions a matters
       connected therewith; approve, without prejudice
       to the generality of the above and subject
       to applicable laws, the aforesaid issue of
       the Securities may have all or any terms or
       combination of terms in accordance with normal
       practice including but not limited to conditions
       in relation to payment of interest, dividend,
       premium on redemption or early redemption at
       the option of the Company and/or to the holder
       s  of the Securities and other debt-service
       payment whatsoever and all such terms as are
       provided in offerings of this nature, including
       terms for issue of additional Equity Shares,
       of variation of interest payment and/or variation
       of the price and/or the period of conversion
       of Securities into Equity Shares or issue of
       Equity Shares during the duration of the Securities
       and/or voting rights or option for early redemption
       of Securities; approve that the Company and
       any agency or body authorized by the Company
       may issue depository receipts representing
       the underlying Equity Shares or other Securities
       or FCCBs issued by the Company in registered
       form with such features and attributes as are
       prevalent in international capital markets
       for instruments of this nature and to provide
       for the tradability or free transferability
       thereof as per the international practices
       and regulations and under the forms and practices
       prevalent in the international markets including
       filing any registration statement and any other
       document and any amendment thereto with any
       relevant authority for Securities listing and
       trading, in the overseas Stock/Securities Exchange
       s ; authorize the Board: to issue and allot
       such number of Equity Shares as may be required
       to be issued and allotted upon conversion of
       any Securities referred above or as may be
       necessary in accordance with the terms of the
       offering s ; subject to the applicable laws,
       to issue and allot Equity Shares  including
       Equity Shares issued and allotted upon conversion
       of any Securities  with differential rights
       including differential rights as to dividend
       and/or voting; approve that the Securities
       issued in foreign markets shall be deemed to
       have been made abroad and/or in the market
       and/or at the place of issue of the securities
       in the international market and may be governed
       by applicable foreign laws; authorize the Board,
       for the purpose of giving effect to any issue
       or allotment of Securities or Instruments representing
       the same, to determine the form, terms and
       timing of the offering s , including the class
       of investors to whom the Securities are to
       be allotted., number of Securities to be allotted
       in each tranche, issue price, face value, premium
       amount of issue/conversion of Securities/redemption
       of Securities, rate of interest, redemption
       period, listings on one or more Stock Exchanges
       abroad as the Board in its sole and absolute
       discretion deem fit and to make and accept
       any modifications in the proposal as may be
       required by the authorities involved in such
       issues and on behalf of the Company to do all
       such acts, deeds, matters and things as it
       may at its sole and absolute discretion deem
       necessary or desirable for such purpose, including
       without limitation the Appointment of Registrars,
       Book-runners, Lead-managers, Trustees, Agents,
       Bankers, Global Co-ordinators, Custodians,
       Depositories, Consultants, Solicitors, Accountants,
       or such other Agencies, entering into arrangements
       for underwriting, marketing, listing, trading,
       depository and such other arrangements and
       agreements, as may be necessary and to issue
       any Offer Documents and sign all deeds, documents
       and to pay and remunerate all agencies/intermediaries
       by way of commission, brokerage fees, charges,
       out of pocket expenses and the like as may
       be involved or connected in such offerings
       of Securities, with power on behalf of the
       Company to settle any question, difficulty
       or doubt that may arise in regard to any such
       issues offer or allotment of Securities and
       in complying with any Regulations, as it may
       in its sole and absolute discretion deem fit,
       without being required to seek any further
       consent or approval of the members or otherwise
       to the end and intent that the members shall
       be deemed to have given their approval thereto
       expressly by the authority of this Resolution;
       authorize the Board to delegate all or any
       of the powers herein conferred to any Committee
       of Directors or Executive Director s  or any
       other Officer s  of the Company to give effect
       to the aforesaid resolution

2.     Approve to increase the authorized share capital          Mgmt          For                            For
       of the Company from INR 2,000,000,000 to INR
       3,000,000,000 divided into 100,000 cumulative
       redeemable preference shares of INR 100 each
       and 598,000,000 equity shares of INR 5 each

S.3    Amend the existing Clause V of the Memorandum             Mgmt          For                            For
       of Association of the Company by substituting
       with new one as specified

s.4    Amend the existing Article 4 of the Articles              Mgmt          For                            For
       of Association of the Company by substituting
       with new one as specified

5.     Authorize the Board of Directors, in supersession         Mgmt          For                            For
       of the resolution passed at the EGM of the
       Company held on 25 FEB 1994 and pursuant to
       the provisions of Section 293(1)(d) of the
       Companies Act, 1956 and all other applicable
       provisions, if any, consent be accorded, to
       borrow monies together with monies already
       borrowed by the Company  apart from temporary
       loans obtained from the Company s bankers in
       the ordinary course of business  upto INR 5000
       crores as outstanding at any time in excess
       of the aggregate of paid-up capital and free
       reserves of the Company from time to time

S.6    Authorize the Company, subject to the provisions          Mgmt          For                            For
       of the Foreign Exchange Management Act  FEMA
       1999, the Companies Act, 1956 and all other
       applicable laws, rules, regulations, guidelines
       and the Articles of Association of the Company
       and subject to approval, consent, permission
       of the Government of India, the Reserve Bank
       of India and any other appropriate authorities,
       institutions or bodies as may be necessary
       and subject to such conditions as may be prescribed
       by any way of concerned authorities while granting
       such approvals, permissions and sanctions which
       may be agreed to by the Board of Directors
       referred to as the  Board  which term shall
       include a Committee of Directors  accorded
       for the investment in the equity shares of
       the Company by foreign institutional investors
       registered with the Securities and Exchange
       Board of India upto 50% of the paid-up equity
       share capital/value of each series of convertible
       debentures with effect from such date s  and
       in such franches/stages as the Board may in
       its sole and absolute discretion decide from
       time to time




--------------------------------------------------------------------------------------------------------------------------
 RANBAXY LABORATORIES LTD                                                                    Agenda Number:  700811171
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7187Y165
    Meeting Type:  SGM
    Meeting Date:  27-Oct-2005
          Ticker:
            ISIN:  INE015A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

1.     Authorize the Board: pursuant to the provisions           Mgmt          For                            For
       of Section 293(1)(a) and other applicable provisions,
       if any, of the Companies Act, 1956 and subject
       to such approvals, consents, permissions and
       sanctions as may be required from appropriate
       authorities or bodies from time to time and
       subject further to such conditions and modifications
       as may be prescribed in granting the such approvals,
       consents and permissions which may be agreed
       to by the Board of Directors of the Company
       the Board which term shall include a Committee
       of Directors , to sell/divest the Allied Business
       port-folio of the Company consisting of: i)
       Ranbaxy Fine Chemicals Ltd.  a wholly owned
       subsidiary ; ii) Animal Health Care Business;
       and iii) Diagnostics Business  commonly known
       as Allied Businesses  on a going concern basis
       at such consideration and terms and conditions
       as may be decided by the Board in its sole
       discretion from time to time; to finalize and
       execute all such papers, documents, writings,
       agreements, memoranda, deeds of assignment,
       conveyance deed, undertakings, share transfer
       form and to do all such acts, deeds, matters
       and things as the Board may, in its sole discretion,
       consider necessary, expedient usual or proper
       and to settle any question or remove any difficulty
       or doubt that may arise in the matter; and
       to delegate all or any of the powers herein
       conferred to any Committee of Directors or
       the Executive Director s  or any other Officer
       s  of the Company to give effect to the aforesaid
       resolution




--------------------------------------------------------------------------------------------------------------------------
 RANBAXY LABORATORIES LTD                                                                    Agenda Number:  700984950
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7187Y165
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  INE015A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit and loss account             Mgmt          For                            For
       for the YE 31 DEC 2005 and the balance sheet
       as at that date and the reports of the Directors
       and the Auditors thereon

2.     Declare a final dividend on equity shares                 Mgmt          For                            For

3.     Re-appoint Mr. Nimesh N. Kampani as a Director,           Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Harpal Singh as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. V.K. Kaul as a Director, who               Mgmt          For                            For
       retires by rotation

6.     Re-appoint Mr. Gurcharan Das as a Director,               Mgmt          For                            For
       who retires by rotation

7.     Re-appoint M/s. Walker, Chandiok & Company as             Mgmt          For                            For
       the Auditors of the Company to hold Office
       from the conclusion of this meeting until the
       conclusion of the next Annual General Meeting
       and approve to fix their remuneration

8.     Appoint Mr. Ravi Mehrotra as a Director of the            Mgmt          For                            For
       Company

9.     Appoint, pursuant to Section 198, 269, 309 and            Mgmt          For                            For
       all other applicable provisions if any, of
       the Companies Act 1956  Act , read with Schedule
       XIII to the said Act, Dr. Brain W. Tempest
       as the Chief Mentor and Executive Vice-Chairman
       for the period from 18 JAN 2006 to 31 DEC 2007
       and the payment of remuneration and on terms
       mentioned: Salary; Commission; Perquisities;
       the total remuneration including allowances
       & perquisities shall not exceed the limits
       specified in Schedule XIII to the Companies
       Act 1965; subject to superintendence, control
       and direction of the Board he shall perform
       such duties and functions as would be commensurate
       with his position as Chief Mentor and Executive
       Vice-Chairman of the Company and as may be
       delegated to him by the Board from time to
       time; the Company or he shall be entitled to
       terminate this appointment by giving 12 months
       notice in writing or such shorter notice as
       may be mutually agreed between him and the
       Company and authorize the Board of Directors
       to take such steps as the Board may consider
       necessary or expedient to give effect to this
       resolution

10.    Appoint, pursuant to Section 198, 269, 309 and            Mgmt          For                            For
       all other applicable provisions if any, of
       the Companies Act 1956  Act , read with Schedule
       XIII to the said Act, Mr. Malvinder Mohan Singh
       as the Chief Executive Officer and Managing
       Director of the Company, effectively from 18
       JAN 2006 for a period of 5 years and for payment
       of remuneration and on terms mentioned: Salary;
       Commission; Perquisities; the total remuneration
       including allowances & perquisities shall not
       exceed the limits specified in Schedule XIII
       to the Companies Act 1965; subject to superintendence,
       control and direction of the Board, he shall
       perform such duties and functions as would
       be commensurate with his position as Chief
       Executive Officer and Managing Director of
       the Company and as may be delegated to him
       by the Board from time to time; the Company
       or he shall be entitled to terminate this appointment
       by giving 12 months notice in writing or such
       shorter notice as may be mutually agreed between
       him and the Company and authorize the Board
       of Directors to take such steps as the Board
       may consider necessary or expedient to give
       effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE CAPITAL VENTURES LTD                                                               Agenda Number:  700915070
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7229U106
    Meeting Type:  CRT
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  INE331H01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification(s), the             Mgmt          For                            For
       Scheme of Amalgamation and arrangement of the
       applicant Company with Reliance Capital Limited
       and their respective shareholders and creditors
       the Scheme




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE COMMUNICATION  VENTURES LTD                                                        Agenda Number:  700887966
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72317103
    Meeting Type:  OTH
    Meeting Date:  29-Mar-2006
          Ticker:
            ISIN:  INE330H01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Approve, pursuant to Sections 16, 94 and all              Mgmt          For                            For
       other provisions, if any, of the Corporations
       Act of Company Act 1956  including statutory
       modifications or re-enactment thereof for the
       time being in force , to increase the authorize
       share capital of the Company of INR 650,00,00,000
       divided into 130,00,00,000 equity shares of
       INR 5 each to INR 1500,00,00,000 divided into
       200,00,00,000 equity shares of INR 5 each and
       100,00,00,000 unclassified shares of INR 5
       each with this power to the Board to decide
       on the extent of variation in such rights and
       classify and reclassify from time to time such
       shares into any class of shares; amend Clause
       V of the Memorandum of association of the Company
       as specified; and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.2    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and all other applicable provisions, if
       any of the Companies Act 1956, the existing
       Article 3 of the Articles of Association of
       the Company and by inserting new Article as
       specified; and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.3    Approve to accept, pursuant to provisions of              Mgmt          For                            For
       Section 81(1A) and other applicable provisions,
       if any of the Companies Act, 1956, and in accordance
       with the provisions of the Memorandum and Articles
       of Association of the Company and regulations/guidelines,
       prescribed by the Securities and Exchange Board
       of India or any other relevant authority, from
       time to time, to the extent applicable and
       subject to approvals, consents, permissions
       and sanctions, as may be required, and subject
       to such conditions as may be prescribed by
       any of them while granting such approvals,
       consents, permissions and sanctions, which
       the Board of Directors of the Company  the
       Board ; authorize the Board of the Company
       to create, offer, issue and allot, to or for
       the benefit of such person(s) as are in the
       permanent employment and the Directors  including
       the whole time Directors  of the Company, at
       any time, equity shares of the Company and/or
       warrants  whether attached to any security
       or not  with an option exercisable by the warrant
       holder to subscribe any equity shares/equity
       linked securities and/or bonds debentures,
       preference shares or other securities convertible
       into equity shares, in such manner, during
       that period, in one or more branches and on
       such conditions as the board may decide prior
       to the issue and offer thereof, for, or which
       upon exercise or conversion could give rise
       to the issue of number of equity shares not
       exceeding in aggregate 5% of the aggregate
       of the number of issued equity shares of the
       Company, from time to time on the date(s) under
       Reliance Natural Resources Employees Stock
       Option Scheme  ESOS , as placed at the meeting;
       subject to the terms stated herein, the equity
       shares allotted pursuant to the aforesaid resolution
       shall in all respects rank pari passu inter
       se as also with the then existing equity shares
       of the Company; the ESOS may be operated by
       the Trustees of any ESOS Trust(s) established
       by the Company and containing such terms as
       the Board while establishing the Trust(s) deem
       appropriate; for the purpose of giving effect
       to any creation, offer, issue or allotment
       of equity shares or securities or instruments
       representing the same, as specified above,
       or for the purpose of selling any ESOS Trust(s),
       authorize the Board on behalf of the Company
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary or desirable for such purpose, and
       with power on behalf of the Company to settle
       al questions, difficulties or doubts that may
       arise in regard to such issue(s) or allotment(s)
       in its absolute discretion deem fit, without
       being required to seek any further consent
       or approval of the Members; authorize the Board
       to modify the terms of ESOS in accordance with
       any guidelines or regulations that may be issued,
       from time to time, by any appropriate authority
       unless such variation, modification or alteration
       is detrimental to the interests of the employees/Directors including the whole-time Directors ; and authorize
       the Board to delegate all or any of the powers
       herein conferred to any Committee of Directors,
       or the Chairman of the Company

4.     Authorize the Board of Directors  the Board               Mgmt          For                            For
       , in accordance with the Section 293(1)(d)
       of the Companies Act, 1956 and the Articles
       of Association of the Company, to borrow any
       sum or sums of money  including non fund based
       facilities  from time to time at their discretion,
       for the purpose of the business of the Company,
       from any 1 or more Banks, Financial Institutions
       and other persons, firms, bodies, corporate,
       notwithstanding that the monies to be borrowed
       together with the monies already borrowed by
       the  apart from temporary loans obtained from
       the Company s Bankers in the ordinary course
       of business  may, at any time, exceed up to
       a sum of INR 10,000 crore over and above the
       aggregate of the then paid up capital of the
       Company and its free reserves  that is to say
       reserves not set apart for any specific purpose
       and to arrange or fix the terms and conditions
       of all such monies to be borrowed from time
       to time as to interest, repayment, security
       or otherwise as they may, in their absolute
       discretion, think fit; authorize the Board
       to do all such acts, deeds, matters and things
       as it may in its absolute discretion deem necessary,
       proper, or desirable and to settle any question,
       difficulty, doubt that may arise in respect
       of the borrowing(s) aforesaid and further to
       do all such acts, deeds and things and to execute
       all documents and writings as may be necessary,
       proper desirable or expedient to give effect
       to this resolution

5.     Grant authority to the Board of Directors, in             Mgmt          For                            For
       terms of Section 293(1)(a) and all other applicable
       provisions of the Companies Act, 1956,  including
       any statutory modification or re-enactment
       thereof, for the time being in force , to the
       Board of Directors  the Board  to mortgage
       and/or charge, in addition to the mortgages/charges
       created/to be created by the Company, in such
       form and manner and with such ranking and at
       such time and on such terms as the Board may
       determine, on all or any of the moveable and/or
       immoveable properties of the Company, both
       present and future and/or the whole or any
       part of the undertaking(s) of the Company together
       with the power to take over the management
       of the business and concern of the Company
       in certain events of default, in favour of
       the Lender(s), Agent(s) and Trustee(s)/Trustee(s),
       for securing the borrowings availed/to be availed
       by the Company and/or any of the Company s
       holding / subsidiary / affiliate I associate
       company, by way of loan(s) (in foreign currency
       and/or rupee currency) and Securities (comprising
       fully/partly Convertible Debentures and/or
       Non Convertible Debentures with or without
       detachable or non-detachable Warrants and/or
       secured premium notes and/or floating rates
       notes/bonds or other debt instruments), issued/to
       be issued by the Company, from time to time,
       subject to the limits approved under Section
       293(1)(d) of the Companies Act, 1996, together
       with interest at the respective agreed rates,
       additional interest, compound interest in case
       of default, accumulated interest, liquidated
       damages. commitment charges, premia on prepayment,
       remuneration of the Agent(s)/Trustees, premium
       (if any) on redemption, all other costs, charges
       and expenses, including any increase as a result
       of devaluation / revaluation fluctuation in
       the rates of exchange and all other monies
       payable by the Company in terms of the Loan
       Agreement(s)/Heads of Agreement(s), Debenture
       Trust Deed(s) or any other document, entered
       into/ to be entered into between the Company
       and the Lender(s)/Agent(s) and Trustee(s) /
       Trustee(s), in respect of the said loans /
       borrowings / debentures and containing such
       specific terms and conditions and covenants
       in respect of enforcement of security as may
       be Stipulated in that behalf and agreed to
       between the Board of Directors or Committee
       thereof and the Lender(s)/Agent(s)and Trustee(s)/Trustee(s);
       authorize the Board and/or its duty constituted
       Committee for the purpose of giving effect
       to this resolution to finalize, settle and
       execute such documents/deeds/writings/papers/agreements
       as may be required and do all such acts, deeds,
       matters and things, as it may in its absolute
       discretion deem necessary, proper or desirable
       and to settle any question, difficulty or doubt
       that may arise in regard to creating mortgages/charges
       as aforesaid

S.6    Approve, pursuant to Section 309 and all other            Mgmt          For                            For
       applicable provisions if any, of the Companies
       Act, 1956  the Act  and subject to all permissions,
       sanctions and approvals as may be necessary,
       approval of the Company and accorded for the
       payment of commission to the Director(s) of
       the Company who is/are neither in the whole
       time employment nor Managing Director(s), in
       accordance with and up to the limits laid down
       under the provisions of Section 309(4) of the
       Act, computed in the manner specified in the
       Act, for a period of 5 years from the FY commencing
       01 APR 2006, in such manner and up to such
       extent as the Remuneration Committee of the
       Board may, from time to time, determine; authorize
       the Board and/or Remuneration Committee constituted
       by the Board for the purpose of giving effect
       to this resolution, to take all actions and
       do all such deeds, matters and things, as it
       may in its absolute discretion deem necessary,
       proper or desirable and to settle any question,
       difficulty or doubt that may arise in this
       regard

S.7    Authorize the Board, pursuant to Section 81(1A)           Mgmt          Against                        Against
       and all other applicable provisions of the
       Companies Act, 1956  including any Statutory
       modification or re-enactment there of for the
       time being in force  and enabling provisions
       of the Memorandum and the Articles of Association
       of the Company and the Listing Agreements with
       the Stock Exchanges and subject to the provisions
       of the applicable rules, regulations, guidelines
       or laws and/or any approval, consent, permission
       or sanction of the Central Government Reserve
       Bank of India and any other appropriate authorities,
       institutions or bodies  here in after collectively
       referred to as the appropriate authorities
       , and subject to such conditions as may be
       prescribed by any 1 of them while granting
       any such approval, consent, permission, and/or
       sanction  here in after referred to requisite
       approvals  which may be agreed to by the Board
       of Directors of the Company  hereinafter called
       the Board which term shall be deemed to include
       any committee which the Board may have constituted
       or hereinafter constitute to exercise its powers
       including the power conferred by this Resolution
       , to issue, offer and allot, in international
       offerings any securities including global depositary
       receipts and/or American depositary receipts
       convertible into equity shares, preference
       shares whether cumulative/ redeemable/ convertible
       at the option of the Company and /or the option
       of the holders of the security and / or securities
       linked to equity shares/preference shares and
       /or any instrument or Securities representing
       convertible securities such as convertible
       debentures, bonds or warrants convertible into
       depositary receipts underlying equity shares/
       equity shares / preference shares,  hereinafter
       referred to as the securities  to be subscribed
       by foreign / domestic investors/institutions
       and / or corporate bodies/entities including
       mutual funds, banks, insurance Companies and/or
       individuals or otherwise, whether or not such
       persons/entities/investors are Members of the
       Company whether in one or more currency, such
       issue and allotment to be made at such time
       or times in one or more branches or branches,
       at par or at such price or prices, and on such
       terms and conditions and in such manner as
       the Board may, in its absolute discretion think
       fit, in consultation with the Lead Managers,
       Underwriters, Advisors or other intermediaries
       provided however that the issue of securities
       as above shall not result in increase of the
       issued and subscribed equity share capital
       of the Company by more than 25% of the then
       issued and outstanding equity shares; without
       prejudice to the generality of the above, the
       aforesaid issue of securities may have all
       or any terms or combination of terms including
       as to conditions in relation to payment of
       interest, additional interest, premia on redemption,
       prepayment and any other debt service payments
       whatsoever, and all such other terms as are
       provided in securities offerings of this nature
       including terms for issue of such securities
       or variation of the conversion price of the
       security during the duration of the securities
       and the Company is also entitled to enter into
       and execute alt such arrangements as the case
       may be with any lead managers, managers, underwriters,
       bankers, financial institutions. solicitors,
       advisors guarantors, depositories, custodians
       and other intermediaries in such offerings
       of securities and to remunerate alt such agencies
       including the payment of commissions, brokerage,
       fees or payment of their remuneration for their
       services or the like, and also to seek the
       listing of such securities on one or more Stock
       Exchanges including international Stock Exchanges
       wherever permissible; the Company may enter
       into any arrangement with any agency or body,
       authorized by the Company for the issue of
       Securities in registered or bearer form with
       such features and attributes as are prevalent
       in capital markets for instruments of this
       nature and to provide for the tradability or
       tree transferability thereof as per the domestic
       and/or international practice and regulations,
       and under the norms and practices prevalent
       in securities markets; that the Board and/or
       an agency or body authorized by the Board may
       issue depositary receipt(s) or certificate(s)
       or shares, representing the underlying securities
       issued by the Company in registered or bearer
       form with such features and attributes as are
       prevalent in Indian and/or international capital
       markets for the instruments of this nature
       and to provide for the tradability or free
       transferability thereof, as per the Indian/International
       practices and regulations and under the norms
       and practices prevalent in the Indian/International
       markets; the Securities issued in foreign markets
       shall be deemed to have been made abroad and/or
       in the market and/or at the place of issue
       of the securities in the international market
       and may be governed by the applicable laws;
       authorize the Board or any Committee to issue
       and allot such number of shares as may be required
       to be issued and allotted upon conversion of
       any securities as specified or as may be necessary
       in accordance with the terms of the offering,
       all such shares being pari passu with the then
       existing shares of the Company in all respects,
       as may be provided under the terms of the issue
       and in the offering document; such of these
       Securities to be issued as are not subscribed
       may be disposed off by the Board to such persons
       and in such manner and on such terms as the
       Board in its absolute discretion thinks fit
       in the best interest of the Company and as
       is permissible at law; authorize the Board
       or any Committee on behalf of the Company,
       for the purpose of giving effect to any issue
       or allotment of securities or instruments representing
       the same as specified, to do all such acts,
       deeds, matters and things as it may at its
       absolute discretion deem necessary or desirable
       for such purpose, including without limitation
       the entering into of underwriting, marketing
       and depositary arrangement and institution/trustees/agents and similar agreements/and to remunerate Managers,
       underwriters and all other agencies/intermediaries
       by way of commission, brokerage, fees and the
       like as may be involved or connected in such
       offerings of securities, with power on behalf
       of the Company to settle any questions, difficulties
       or doubts that may arise in regard to any such
       issue or allotment as it may in its absolute
       discretion deem fit; authorize the Board to
       settle all questions, difficulties or doubts
       that may arise in regard to the issue, offer
       or allotment of securities and utilization
       of the issue proceeds including but without
       limitation to the creation of such mortgage/charge
       under Section 293(1)(a) of the said Act in
       respect of the aforesaid Securities either
       on pari passu basis or otherwise or in the
       borrowing of loans as it may in its absolute
       discretion deem fit without being required
       to seek any further consent or approval of
       the Members or otherwise to the end and intent
       that the Members shall be deemed to have given
       their approval thereto expressly by the authority
       of this resolution; authorize the Board to
       delegate all or any of the powers herein conferred
       to any Committee of Directors or the Chairman
       or any other officers/ authorized representatives
       of the Company to give effect to the aforesaid
       resolution

S.8    Approve, pursuant to applicable provisions of             Mgmt          For                            For
       the Foreign Exchange Management Act, 1999
       FEMA , the Companies Act, 1956 and all other
       applicable rules, regulations, guidelines and
       Laws  including any statutory modification
       or re-enactment thereof for the time being
       in force  and subject to all requisite approvals,
       permissions and sanctions and subject to such
       conditions as may be prescribed by any of the
       concerned authorities while granting such approvals,
       permissions, sanctions, which may be agreed
       to by the Board of Directors of the Company
       and/or a duly authorized Committee thereof
       for the time being exercising the powers conferred
       by the Board of Directors  hereinafter referred
       to as the Board , the consent of the Company
       and accorded for investments by Foreign Institutional
       Investors including their sub-accounts  hereinafter
       referred to as the FIIS , in the shares or
       debentures convertible into shares of the Company,
       by purchase or acquisition from the market
       under the Portfolio Investment Scheme under
       FEMA, subject to the condition that the total
       holding of all fits put together shall not
       exceed 74 % of the paid up equity share capital
       or paid up value of the respective series of
       the convertible debentures of the Company as
       may be applicable or such other maximum limit
       as may be prescribed from time to time; authorized
       the Board to do all such acts, deeds, matters
       and things and execute all documents or writings
       as may be necessary, proper or expedient for
       the purpose of giving effect to this resolution
       and for matters connected therewith or incidental
       thereto

9.     Approve, in accordance with provisions of Sections        Mgmt          For                            For
       198, 269,387 and all other applicable provisions,
       if any, read with Schedule XIII to the Companies
       Act 1956, and subject to all such sanctions,
       as may be necessary, appoint Shri. Hasti Shukla
       as the Manager of the Company for a period
       of 05 years commencing from 08 FEB 2006 on
       the terms and conditions including remuneration
       as specified in the Agreement to be entered
       into between the Company and Shri. Hasti Shukla,
       which Agreement is hereby specifically sanctioned
       with liberty to the Board of Directors  hereinafter
       referred to as Board which term shall be deemed
       to include any Committee of the Board constituted
       to exercise its powers including powers conferred
       by this resolution  to alter and vary the terms
       and conditions of the said appointment and/or
       Agreement, as may be agreed to between the
       Board and Shri. Hasti Shukla, so as not to
       exceed the limits specified in Schedule XIII
       to the Companies Act, 1956 or any amendments
       thereto; in the event of loss or inadequacy
       of profits in any FY during the currency of
       tenure of Shri. Hasti Shukla, as Manager, the
       remuneration and perquisites as specified as
       aforesaid be paid or granted to him as minimum
       remuneration and perquisites provided that
       the total remuneration by way of salary, perquisites
       and other allowances shall not exceed the applicable
       ceiling limit in terms of Schedule XIII to
       the said Act as may be amended from time to
       time or any equivalent statutory re-enactment
       thereof for the time being in force, and authorize
       the Board of Directors to take all such steps
       as may be necessary, proper or expedient to
       give effect to this resolution

S.10   Amend, pursuant to the provisions of Section              Mgmt          For                            For
       17 and all other applicable provisions, if
       any, of the Companies Act, 1956, subject to
       confirmation of the Company Law Board, the
       existing Clause II in the Memorandum of Association
       of the Company be substituted as specified;
       on the confirmation by the Company Law Board,
       the Registered Office of the Company be transferred
       from the State of Maharashtra to the State
       of Goa, at such time and in such manner as
       the Board of Directors of the Company approve
       appropriate and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions, as may be in its
       absolute discretion deem necessary and to settle
       any question that may arise in this regard




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE ENERGY LTD                                                                         Agenda Number:  700771505
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y09789127
    Meeting Type:  EGM
    Meeting Date:  19-Jul-2005
          Ticker:
            ISIN:  INE036A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board , pursuant to Section 81(1A)          Mgmt          For                            For
       and all other applicable provisions of the
       Companies Act 1956  including any statutory
       modification or re-enactment thereof, for the
       time being in force  and enabling provisions
       of the Memorandum and Articles of Association
       of the Company and the listing agreements entered
       in to the Company with the stock exchanges
       where the shares of the Company are listed
       and subject to any approval, consent, permission
       and/or sanction of the appropriate authorities,
       hereinafter collectively referred to as the
       appropriate authorities  and subject to such
       conditions as may be prescribed by any of them
       while granting any such approval, consent,
       permission and/or sanction  hereinafter referred
       to as the requisite approvals  and which may
       be agreed by the Board of Directors of the
       Company  hereinafter called  the Board  which
       term shall be deemed to include any its powers
       including the power conferred by this resolution,
       to create, offer, issue and allot from time
       to time in one or more tranches, equity shares
       and/or warrants entitling to apply for equity
       shares or other securities convertible into
       or exchangeable with equity shares  hereinafter
       referred to as the  securities   to be subscribed
       by domestic/foreign institutions, institutional
       investors, banks, mutual funds, insurance Companies,
       bodies corporate, individuals or other entities,
       whether or not such investors are members of
       the Company under a preferential issue through
       offer letter and/or circular and/or information
       Memorandum and/or such other documents/writings,
       in such a manner and on such terms and conditions
       as may be determined by the Board in its absolute
       discretion provided that the price of the equity
       shares so issued shall not be less than INR
       573  including a premium of INR 563  per equity
       share of INR 10 each being the price with respect
       to the relevant date 19 JUN 2005, as specified
       and the aggregate amount of the securities
       so issued shall not exceed INR 1,750 crore;
       approve that the equity shares allotted in
       terms of this resolution shall rank pari pastu
       in all respects with the then existing equity
       shares of the Company; authorize the Board
       on behalf of the Company to take all actions
       and to all such deeds, matters and things as
       it may, in its absolute discretion, deem necessary,
       desirable or expedient to the issue or allotment
       of aforesaid securities and listing thereof
       with the stock exchange s  as appropriate and
       to resolve and settle all questions and difficulties
       that may arise in the proposed issue, offer
       and allotment of any of the said securities,
       utilization of the issue proceeds and to do
       all acts, deeds and things in connection therewith
       and incidental thereto as the Board in its
       absolute discretion deem fit, without being
       required to seek any further consent or approval
       of the Members or otherwise to the end and
       intent that they shall be deemed to have given
       their approval thereto expressly by the authority
       of this resolution; and to delegate all or
       any of the powers herein conferred to any Committee
       of Directors or Chairman & Managing Director
       or any other Director s  or Officer s  of the
       Company to give effect to the aforesaid resolution




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE ENERGY LTD                                                                         Agenda Number:  700919535
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y09789127
    Meeting Type:  CRT
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  INE036A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification(s), the             Mgmt          For                            For
       Scheme of Amalgamation and arrangement of the
       applicant Company with Reliance Capital Limited
       and their respective shareholders and creditors
       the Scheme




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE ENERGY LTD                                                                         Agenda Number:  700924245
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y09789127
    Meeting Type:  EGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  INE036A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve, pursuant to Section 100 and all other            Mgmt          For                            For
       applicable provisions of the Companies Act
       1956 and Article 10 of the Articles of Association
       of the Company and subject to the Scheme of
       Amalgamation and Arrangement of Reliance Energy
       Ventures Limited  Transferor Company or REVL
       with Reliance Energy Limited  REL  and their
       respective share holders and creditors  Scheme
       , under Sections 391 to 394 of the Companies
       Act 1956, becoming effective, that 90,924,724
       equity shares of INR 10 each of the Company
       held by REVL be cancelled; and authorize the
       Board of Directors of the Company to do all
       such acts, deeds, matters and things as may
       be necessary to give effect to this resolution,
       including to appoint advocates, file and verify
       the petition, affirm affidavits, appear in
       the High Court and do all acts, deeds, matters
       and things, connected with or incidental to
       give effect to this resolution and to delegate
       this authority to such persons thought fit
       by them




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE ENERGY LTD                                                                         Agenda Number:  700978577
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y09789127
    Meeting Type:  AGM
    Meeting Date:  07-Jun-2006
          Ticker:
            ISIN:  INE036A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the balance sheet as at 31              Mgmt          For                            For
       MAR 2006 and the audited profit and loss account
       for the YE on that date and the report of the
       Directors and the Auditors thereon

2.     Approve the payment of quarterly interim dividend         Mgmt          For                            For
       declared by the Board of Directors and declare
       the final dividend of equity shares

3.     Re-appoint Shri S.C. Gupta as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Shri J.P. Chalasani as a Director,             Mgmt          For                            For
       who retires by rotation

5.     Appoint M/s. Pricewaterhouse, Chartered Accountants       Mgmt          For                            For
       and M/s. Chaturvedi & Shah, Chartered Accountants,
       as Joint Auditors and approve to fix their
       remuneration

6.     Approve, in partial modification of Resolution            Mgmt          For                            For
       no.3 passed by the members at the EGM held
       on 15 FEB 2003 approving the appointment and
       the terms of remuneration of Shri S.C. Gupta,
       Director  Operations  and in accordance with
       the provisions of the Sections 198, 269, 309,
       310 and Schedule XIII and other applicable
       provisions, if any, of the Companies Act, 1956,
       the variation in the terms of remuneration
       of Shri S.C. Gupta, Director  Operations  for
       the remaining period of his tenure of office,
       effective 01 APR 2005 as set out in the supplemental
       agreement to be entered into between the Company
       and Shri S.C. Gupta; and that all other terms
       and conditions, save and expect the above variations,
       of appointment of Shri S.C. Gupta as approved
       earlier by the members shall remain unchanged

7.     Approve, in partial modification of Resolution            Mgmt          For                            For
       no.4 passed by the members at the EGM held
       on 15 FEB 2003 approving the appointment and
       the terms of remuneration of Shri J.P. Chalasani,
       Director  Business Development  and in accordance
       with the provisions of the Sections 198, 269,
       309, 310 and Schedule XIII and other applicable
       provisions, if any, of the Companies Act, 1956,
       the variation in the terms of remuneration
       of Shri J.P. Chalasani, Director  Business
       Development  for the remaining period of his
       tenure of office, effective 01 APR 2005 as
       set out in the supplemental agreement to be
       entered into between the Company and Shri J.P.
       Chalasani; and that all other terms and conditions,
       save and expect the above variations, of appointment
       of Shri J.P. Chalasani as approved earlier
       by the members shall remain unchanged




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE ENERGY VENTURES LTD                                                                Agenda Number:  700919559
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7232C101
    Meeting Type:  CRT
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  INE329H01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification(s), the             Mgmt          For                            For
       Scheme of Amalgamation and arrangement of the
       Reliance Capital Ventures Limited with Reliance
       Capital Limited and their respective shareholders
       and creditors  the Scheme




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INDS LTD                                                                           Agenda Number:  700996866
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72596102
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  INE002A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2006, profit and loss account
       for the YE on that date and the reports of
       the Board of Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Appoint the Directors in place of those retiring          Mgmt          For                            For
       by rotation

4.     Appoint M/S. Chaturvedi & Shah, Chartered Accountants,    Mgmt          For                            For
       M/S. Deloitte Haskins and Sells, Chartered
       Accountants, and M/S. Rajendra & Co., Chartered
       Accountants as the Auditors of the Company
       until the conclusion of the next AGM of the
       Company on such remuneration as shall be fixed
       by the Board of Directors

5.     Appoint Professor. C. Jain as an additional               Mgmt          For                            For
       Director of the Company, pursuant to the provisions
       of Section 260 of the Companies Act 1956 and
       in accordance with the provisions of Section
       257 and all other applicable provisions, if
       any, of the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof, who
       retires under the provisions of the Articles
       of Association of the Company

S.6    Authorize the Board: in accordance with the               Mgmt          For                            For
       provisions of Section 81 and all other applicable
       provisions, if any of the Companies Act, 1956
       ( Act) mid the Securities and Exchange Board
       of India (Employee Stock Option Scheme and
       Employee Stock Purchase Scheme) Guidelines,
       1999 (the Guidelines) or any statutory modification(s)
       or re-enactment of the Act or the Guidelines
       the provisions of any other applicable law,
       and regulations, the Articles of Association
       of the Company and Listing Agreements entered
       into by the Company with the stock exchanges,
       where the securities of the Company are listed
       and subject to any applicable approval(s),
       permission(s) and sanction(s) of any authorities
       and subject to any condition(s) and modification(s)
       as may be prescribed or imposed by such authorities
       while granting such approval(s), permission(s)
       and sanction(s) and which may be agreed to
       and accepted by the Board of Directors of the
       Company  Board which deem shall include Employees
       Stock Compensation Committee of the Board
       and in supersession of the special resolution
       passed by Members in the AGM of the Company
       held on 13 JUN 2000, to grant, offer and issue,
       in one or more branches, to such permanent
       employees of the Company whether working in
       India or out of India and Directors of the
       Company whether wholetime Director or otherwise
       Employees , as may be decided by the Board,
       options exercisable by the Employees under
       a Scheme titled Employees Stock Option Scheme
       - 2006  Scheme  to subscribe to such number
       of equity shares and/or equity linked instruments
       which could give rise to the issue of equity
       shares  Securities  of the Company not exceeding
       in aggregate 5% of the issued, subscribed and
       paid-up equity shares of the Company as on
       31 MAR 2006 i.e. up to 6,96,75,402 equity shares,
       at such price and on such terms and conditions
       as may be determined by the Board in accordance
       with the Guidelines or any other applicable
       provisions as may be prevailing at that time;
       and to formulate, evolve, decide upon and bring
       into effect the Scheme on such terms and conditions
       as specified and to make any modification(s),
       change(s), variation(s), alteration(s) or revision(s)
       in the terms and conditions of the Scheme from
       time to time including but not limited to,
       amendment(s) with respect to vesting period,
       and schedule, exercise price, exercise period,
       eligibility criteria or to suspend, withdraw,
       terminate or revise the Scheme; and the securities
       maybe allotted in accordance with the Scheme
       either directly or through an existing trust
       or a trust which may be setup in any permissible
       manner and that the Scheme may also envisage
       for providing any financial assistance to the
       trust to enable the trust to acquire, purchase
       or subscribe to the securities of the Company;
       and any new equity shares to be issued and
       allotted as aforesaid shall rank pari passu
       inter se with the then existing equity shares
       of the Company in all respects; and to take
       necessary steps for listing of the Securities
       allotted under the Scheme on the stock exchanges
       where the securities of the Company are listed
       as per the provisions of the Listing Agreements
       with the stock exchanges concerned, the Guidelines
       and other applicable laws and regulation; and
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary, expedient or proper and to settle
       any questions, difficulties or doubts that
       may arise lit this regard as any stage including
       at the time of listing of the securities without
       requiring the Board to secure any further consent
       or approval of the Members of the Company to
       the end and intent that they shall be deemed
       to have given their approval thereto expressly
       by she authority of this resolution

S.7    Authorize the Board: in accordance with the               Mgmt          For                            For
       provisions of Section 81 and all other applicable
       provisions if any of the Companies Act, 1956
       Act  and the Securities and Exchange Board
       of India  Employee Stock Option Scheme and
       Employee Stock Purchase Scheme  Guidelines,
       1999  the Guidelines  or any statutory modification(s)
       or re-enactment of the Act or the Guidelines,
       the provisions of any other applicable laws
       and regulation the Articles of Association
       of the Company and Listing Agreements entered
       into by the Company with the stock exchanges
       where the securities of the Company are listed
       and subject to any applicable approval(s),
       permission(s) and sanction(s) of any authorities
       and subject to any condition(s) and modification(s)
       as may be prescribed or imposed by such authorities
       while granting such approval(s), permission(s)
       and sanction(s) and which may be agreed to
       and accepted by the Board of Directors of the
       Company  the Board which term shall include
       Employees Stock Compensation Committee of the
       Board  and in supersession of the special resolution
       passed by Members in the AGM of the Company
       held on 13 JUN 2000, to extend the benefits
       of the Employees Stock Option Scheme -2006
       and duly passed at this meeting, also to such
       permanent employees of the whether working
       in India or out of India and Director, of the
       subsidiary Companies whether wholetime Directors
       or otherwise, as may be decided by the Board
       and /or such other persons, as may form time
       to time, be allowed under prevailing law and
       regulations on such terms and conditions as
       decided by the Board; and to do all such act,
       deeds, mattes and things as it may in its absolute
       discretion, deem necessary expedient or proper
       and to settle any question, difficulties or
       doubts that may arise in this regard at any
       stage including at the time of listing of securities
       without requiring the Board to secure any further
       consent or approval of the Members of the Company
       in the end and intent that they shall be deemed
       to have given their approval thereto expressly
       by the authority of this resolution




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INDUSTRIES LTD                                                                     Agenda Number:  700776884
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72596102
    Meeting Type:  AGM
    Meeting Date:  03-Aug-2005
          Ticker:
            ISIN:  INE002A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to adopt the audited balance sheet as             Mgmt          For                            For
       at 31 MAR 2005, profit and loss account for
       the YE on that date and the reports of the
       Board of Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Appoint the Directors, who retires by rotation            Mgmt          For                            For

4.     Appoint M/S. Chaturvedi & Shah, Chartered Accountants,    Mgmt          For                            For
       M/S. Deloitte Haskins and Sells, Chartered
       Accountants, and M/S. Rajendra & Co., Chartered
       Accountants as the Auditors of the Company
       on such remuneration as shall be fixed by the
       Board of Directors;  Authority expires at the
       conclusion of the next AGM of the Company

5.     Appoint, in accordance with the provisions of             Mgmt          For                            For
       Section 257 and all other applicable provisions,
       if any, of the Companies Act, 1958 or any statutory
       modification(s) or re-enactment thereof, Prof.
       Ashok Misra, as a Director of the Company,
       who retires under the provisions of the Articles
       of Association of the Company

S.6    Approve that, in accordance with the provisions           Mgmt          For                            For
       of Sections 198, 269 and 309 read with Schedule
       XIII and all other applicable provisions, if
       any, of the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof, the
       approval of the Company be accorded to the
       re-appointment of Shri Hardev Singh Kohli as
       a wholetime Director, designated as Executive
       Director of the Company, for a period of 5
       years with effect from 01 APR 2005, on the
       terms and conditions including remuneration
       as specified, with liberty to the Board of
       Directors (hereinafter referred to as the Board
       which term shall be deemed to include any Committee
       of the Board constituted to exercise its powers,
       including the powers conferred by this resolution
       to alter and vary the terms and conditions
       and / or remuneration, subject to the same
       not exceeding the limits specified under Schedule
       XIII to the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof; authorize
       the Board to take all such steps as may be
       necessary, proper or expedient to give effect
       to this resolution

7.     Approve that, in accordance with the provisions           Mgmt          For                            For
       of Sections 198, 269 and 309 read with Schedule
       XIII and all other applicable provisions, if
       any, of the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof, the
       approval of the Company be accorded to the
       re-appointment of Shri Hital R. Meswani, as
       a wholetime Director, designated as Executive
       Director of the Company, for a period of 5
       years with effect from 04 AUG 2005, on the
       terms and conditions including remuneration
       as specified, with liberty to the Board of
       Directors (hereinafter referred to as the Board
       which term shall be deemed to include any Committee
       of the Board constituted to exercise its powers,
       including the powers conferred by this resolution
       to alter and vary the terms and conditions
       and / or remuneration, subject to the same
       not exceeding the limits specified under Schedule
       XIII to the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof; authorize
       the Board to take all such steps as may be
       necessary, proper or expedient to give effect
       to this resolution

S.8    Approve that, in accordance with the provisions           Mgmt          For                            For
       of Sections 198,309(4) and all other applicable
       provisions, if any, of the Companies Act, 1956
       or any statutory modification(s) or re-enactment
       thereof and the Articles of Association of
       the Company and subject to applicable statutory
       approval(s), the Directors of the Company other
       then the Managing Director and wholetime Directors
       be annually, Commission aggregating INR 1,00,00,000,
       in such proportion as may be decided by the
       Board of Directors, for a period of 5 years
       from the FYE 31 MAR 2005, provided that the
       total commission payable to such Directors
       shall not exceed 1% of the net profits of the
       Company as computed in the manner referred
       to under Section 198(1) of the Companies Act,
       1956 or any statutory modification(s) or re-enactment
       thereof




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INDUSTRIES LTD                                                                     Agenda Number:  700808821
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72596102
    Meeting Type:  EGM
    Meeting Date:  21-Oct-2005
          Ticker:
            ISIN:  INE002A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS COURT MEETING, THANK             Non-Voting    No vote
       YOU

1.     Approve the Scheme of Arrangement, with or without        Mgmt          For                            For
       modification s , between Reliance Industries
       Limited, Reliance Energy Ventures Limited,
       Global Fuel Management Services Limited, Reliance
       Capital Ventures Limited and Reliance Communication
       Ventures Limited and their respective shareholders
       and creditors




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE NATURAL RESOURCES LTD                                                              Agenda Number:  700887942
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7269W103
    Meeting Type:  OTH
    Meeting Date:  29-Mar-2006
          Ticker:
            ISIN:  INE328H01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL BALLOT MEETING.         Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY.  THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING.  IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE.  THANK YOU

1.     Approve, pursuant to Sections 16, 94 and all              Mgmt          For                            For
       other provisions, if any, of the Corporations
       Act of Company Act 1956  including statutory
       modifications or re-enactment thereof for the
       time being in force , to increase the authorize
       share capital of the Company of INR 650,00,00,000
       divided into 130,00,00,000 equity shares of
       INR 5 each to INR 1500,00,00,000 divided into
       200,00,00,000 equity shares of INR 5 each and
       100,00,00,000 unclassified shares of INR 5
       each with this power to the Board to decide
       on the extent of variation in such rights and
       classify and reclassify from time to time such
       shares into any class of shares; amend Clause
       V of the Memorandum of association of the Company
       as specified; and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.2    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and all other applicable provisions, if
       any of the Companies Act 1956, the existing
       Article 3 of the Articles of Association of
       the Company and by inserting new Article as
       specified; and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.3    Approve to accept, pursuant to provisions of              Mgmt          For                            For
       Section 81(1A) and other applicable provisions,
       if any of the Companies Act, 1956, and in accordance
       with the provisions of the Memorandum and Articles
       of Association of the Company and regulations/guidelines,
       prescribed by the Securities and Exchange Board
       of India or any other relevant authority, from
       time to time, to the extent applicable and
       subject to approvals, consents, permissions
       and sanctions, as may be required, and subject
       to such conditions as may be prescribed by
       any of them while granting such approvals,
       consents, permissions and sanctions, which
       the Board of Directors of the Company  the
       Board ; authorize the Board of the Company
       to create, offer, issue and allot, to or for
       the benefit of such person(s) as are in the
       permanent employment and the Directors  including
       the whole time Directors  of the Company, at
       any time, equity shares of the Company and/or
       warrants  whether attached to any security
       or not  with an option exercisable by the warrant
       holder to subscribe any equity shares/equity
       linked securities and/or bonds debentures,
       preference shares or other securities convertible
       into equity shares, in such manner, during
       that period, in one or more branches and on
       such conditions as the board may decide prior
       to the issue and offer thereof, for, or which
       upon exercise or conversion could give rise
       to the issue of number of equity shares not
       exceeding in aggregate 5% of the aggregate
       of the number of issued equity shares of the
       Company, from time to time on the date(s) under
       Reliance Natural Resources Employees Stock
       Option Scheme  ESOS , as placed at the meeting;
       subject to the terms stated herein, the equity
       shares allotted pursuant to the aforesaid resolution
       shall in all respects rank pari passu inter
       se as also with the then existing equity shares
       of the Company; the ESOS may be operated by
       the Trustees of any ESOS Trust(s) established
       by the Company and containing such terms as
       the Board while establishing the Trust(s) deem
       appropriate; for the purpose of giving effect
       to any creation, offer, issue or allotment
       of equity shares or securities or instruments
       representing the same, as specified above,
       or for the purpose of selling any ESOS Trust(s),
       authorize the Board on behalf of the Company
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary or desirable for such purpose, and
       with power on behalf of the Company to settle
       al questions, difficulties or doubts that may
       arise in regard to such issue(s) or allotment(s)
       in its absolute discretion deem fit, without
       being required to seek any further consent
       or approval of the Members; authorize the Board
       to modify the terms of ESOS in accordance with
       any guidelines or regulations that may be issued,
       from time to time, by any appropriate authority
       unless such variation, modification or alteration
       is detrimental to the interests of the employees/Directors including the whole-time Directors ; and authorize
       the Board to delegate all or any of the powers
       herein conferred to any Committee of Directors,
       or the Chairman of the Company

4.     Authorize the Board of Directors  the Board               Mgmt          For                            For
       , in accordance with the Section 293(1)(d)
       of the Companies Act, 1956 and the Articles
       of Association of the Company, to borrow any
       sum or sums of money  including non fund based
       facilities  from time to time at their discretion,
       for the purpose of the business of the Company,
       from any 1 or more Banks, Financial Institutions
       and other persons, firms, bodies, corporate,
       notwithstanding that the monies to be borrowed
       together with the monies already borrowed by
       the  apart from temporary loans obtained from
       the Company s Bankers in the ordinary course
       of business  may, at any time, exceed up to
       a sum of INR 10,000 crore over and above the
       aggregate of the then paid up capital of the
       Company and its free reserves  that is to say
       reserves not set apart for any specific purpose
       and to arrange or fix the terms and conditions
       of all such monies to be borrowed from time
       to time as to interest, repayment, security
       or otherwise as they may, in their absolute
       discretion, think fit; authorize the Board
       to do all such acts, deeds, matters and things
       as it may in its absolute discretion deem necessary,
       proper, or desirable and to settle any question,
       difficulty, doubt that may arise in respect
       of the borrowing(s) aforesaid and further to
       do all such acts, deeds and things and to execute
       all documents and writings as may be necessary,
       proper desirable or expedient to give effect
       to this resolution

5.     Grant authority to the Board of Directors, in             Mgmt          For                            For
       terms of Section 293(1)(a) and all other applicable
       provisions of the Companies Act, 1956,  including
       any statutory modification or re-enactment
       thereof, for the time being in force , to the
       Board of Directors  the Board  to mortgage
       and/or charge, in addition to the mortgages/charges
       created/to be created by the Company, in such
       form and manner and with such ranking and at
       such time and on such terms as the Board may
       determine, on all or any of the moveable and/or
       immoveable properties of the Company, both
       present and future and/or the whole or any
       part of the undertaking(s) of the Company together
       with the power to take over the management
       of the business and concern of the Company
       in certain events of default, in favour of
       the Lender(s), Agent(s) and Trustee(s)/Trustee(s),
       for securing the borrowings availed/to be availed
       by the Company and/or any of the Company s
       holding / subsidiary / affiliate I associate
       company, by way of loan(s) (in foreign currency
       and/or rupee currency) and Securities (comprising
       fully/partly Convertible Debentures and/or
       Non Convertible Debentures with or without
       detachable or non-detachable Warrants and/or
       secured premium notes and/or floating rates
       notes/bonds or other debt instruments), issued/to
       be issued by the Company, from time to time,
       subject to the limits approved under Section
       293(1)(d) of the Companies Act, 1996, together
       with interest at the respective agreed rates,
       additional interest, compound interest in case
       of default, accumulated interest, liquidated
       damages. commitment charges, premia on prepayment,
       remuneration of the Agent(s)/Trustees, premium
       (if any) on redemption, all other costs, charges
       and expenses, including any increase as a result
       of devaluation / revaluation fluctuation in
       the rates of exchange and all other monies
       payable by the Company in terms of the Loan
       Agreement(s)/Heads of Agreement(s), Debenture
       Trust Deed(s) or any other document, entered
       into/ to be entered into between the Company
       and the Lender(s)/Agent(s) and Trustee(s) /
       Trustee(s), in respect of the said loans /
       borrowings / debentures and containing such
       specific terms and conditions and covenants
       in respect of enforcement of security as may
       be Stipulated in that behalf and agreed to
       between the Board of Directors or Committee
       thereof and the Lender(s)/Agent(s)and Trustee(s)/Trustee(s);
       authorize the Board and/or its duty constituted
       Committee for the purpose of giving effect
       to this resolution to finalize, settle and
       execute such documents/deeds/writings/papers/agreements
       as may be required and do all such acts, deeds,
       matters and things, as it may in its absolute
       discretion deem necessary, proper or desirable
       and to settle any question, difficulty or doubt
       that may arise in regard to creating mortgages/charges
       as aforesaid

S.6    Approve, pursuant to Section 309 and all other            Mgmt          For                            For
       applicable provisions if any, of the Companies
       Act, 1956  the Act  and subject to all permissions,
       sanctions and approvals as may be necessary,
       approval of the Company and accorded for the
       payment of commission to the Director(s) of
       the Company who is/are neither in the whole
       time employment nor Managing Director(s), in
       accordance with and up to the limits laid down
       under the provisions of Section 309(4) of the
       Act, computed in the manner specified in the
       Act, for a period of 5 years from the FY commencing
       01 APR 2006, in such manner and up to such
       extent as the Remuneration Committee of the
       Board may, from time to time, determine; authorize
       the Board and/or Remuneration Committee constituted
       by the Board for the purpose of giving effect
       to this resolution, to take all actions and
       do all such deeds, matters and things, as it
       may in its absolute discretion deem necessary,
       proper or desirable and to settle any question,
       difficulty or doubt that may arise in this
       regard

S.7    Authorize the Board, pursuant to Section 81(1A)           Mgmt          Against                        Against
       and all other applicable provisions of the
       Companies Act, 1956  including any Statutory
       modification or re-enactment there of for the
       time being in force  and enabling provisions
       of the Memorandum and the Articles of Association
       of the Company and the Listing Agreements with
       the Stock Exchanges and subject to the provisions
       of the applicable rules, regulations, guidelines
       or laws and/or any approval, consent, permission
       or sanction of the Central Government Reserve
       Bank of India and any other appropriate authorities,
       institutions or bodies  here in after collectively
       referred to as the appropriate authorities
       , and subject to such conditions as may be
       prescribed by any 1 of them while granting
       any such approval, consent, permission, and/or
       sanction  here in after referred to requisite
       approvals  which may be agreed to by the Board
       of Directors of the Company  hereinafter called
       the Board which term shall be deemed to include
       any committee which the Board may have constituted
       or hereinafter constitute to exercise its powers
       including the power conferred by this Resolution
       , to issue, offer and allot, in international
       offerings any securities including global depositary
       receipts and/or American depositary receipts
       convertible into equity shares, preference
       shares whether cumulative/ redeemable/ convertible
       at the option of the Company and /or the option
       of the holders of the security and / or securities
       linked to equity shares/preference shares and
       /or any instrument or Securities representing
       convertible securities such as convertible
       debentures, bonds or warrants convertible into
       depositary receipts underlying equity shares/
       equity shares / preference shares,  hereinafter
       referred to as the securities  to be subscribed
       by foreign / domestic investors/institutions
       and / or corporate bodies/entities including
       mutual funds, banks, insurance Companies and/or
       individuals or otherwise, whether or not such
       persons/entities/investors are Members of the
       Company whether in one or more currency, such
       issue and allotment to be made at such time
       or times in one or more branches or branches,
       at par or at such price or prices, and on such
       terms and conditions and in such manner as
       the Board may, in its absolute discretion think
       fit, in consultation with the Lead Managers,
       Underwriters, Advisors or other intermediaries
       provided however that the issue of securities
       as above shall not result in increase of the
       issued and subscribed equity share capital
       of the Company by more than 25% of the then
       issued and outstanding equity shares; without
       prejudice to the generality of the above, the
       aforesaid issue of securities may have all
       or any terms or combination of terms including
       as to conditions in relation to payment of
       interest, additional interest, premia on redemption,
       prepayment and any other debt service payments
       whatsoever, and all such other terms as are
       provided in securities offerings of this nature
       including terms for issue of such securities
       or variation of the conversion price of the
       security during the duration of the securities
       and the Company is also entitled to enter into
       and execute alt such arrangements as the case
       may be with any lead managers, managers, underwriters,
       bankers, financial institutions. solicitors,
       advisors guarantors, depositories, custodians
       and other intermediaries in such offerings
       of securities and to remunerate alt such agencies
       including the payment of commissions, brokerage,
       fees or payment of their remuneration for their
       services or the like, and also to seek the
       listing of such securities on one or more Stock
       Exchanges including international Stock Exchanges
       wherever permissible; the Company may enter
       into any arrangement with any agency or body,
       authorized by the Company for the issue of
       Securities in registered or bearer form with
       such features and attributes as are prevalent
       in capital markets for instruments of this
       nature and to provide for the tradability or
       tree transferability thereof as per the domestic
       and/or international practice and regulations,
       and under the norms and practices prevalent
       in securities markets; that the Board and/or
       an agency or body authorized by the Board may
       issue depositary receipt(s) or certificate(s)
       or shares, representing the underlying securities
       issued by the Company in registered or bearer
       form with such features and attributes as are
       prevalent in Indian and/or international capital
       markets for the instruments of this nature
       and to provide for the tradability or free
       transferability thereof, as per the Indian/International
       practices and regulations and under the norms
       and practices prevalent in the Indian/International
       markets; the Securities issued in foreign markets
       shall be deemed to have been made abroad and/or
       in the market and/or at the place of issue
       of the securities in the international market
       and may be governed by the applicable laws;
       authorize the Board or any Committee to issue
       and allot such number of shares as may be required
       to be issued and allotted upon conversion of
       any securities as specified or as may be necessary
       in accordance with the terms of the offering,
       all such shares being pari passu with the then
       existing shares of the Company in all respects,
       as may be provided under the terms of the issue
       and in the offering document; such of these
       Securities to be issued as are not subscribed
       may be disposed off by the Board to such persons
       and in such manner and on such terms as the
       Board in its absolute discretion thinks fit
       in the best interest of the Company and as
       is permissible at law; authorize the Board
       or any Committee on behalf of the Company,
       for the purpose of giving effect to any issue
       or allotment of securities or instruments representing
       the same as specified, to do all such acts,
       deeds, matters and things as it may at its
       absolute discretion deem necessary or desirable
       for such purpose, including without limitation
       the entering into of underwriting, marketing
       and depositary arrangement and institution/trustees/agents and similar agreements/and to remunerate Managers,
       underwriters and all other agencies/intermediaries
       by way of commission, brokerage, fees and the
       like as may be involved or connected in such
       offerings of securities, with power on behalf
       of the Company to settle any questions, difficulties
       or doubts that may arise in regard to any such
       issue or allotment as it may in its absolute
       discretion deem fit; authorize the Board to
       settle all questions, difficulties or doubts
       that may arise in regard to the issue, offer
       or allotment of securities and utilization
       of the issue proceeds including but without
       limitation to the creation of such mortgage/charge
       under Section 293(1)(a) of the said Act in
       respect of the aforesaid Securities either
       on pari passu basis or otherwise or in the
       borrowing of loans as it may in its absolute
       discretion deem fit without being required
       to seek any further consent or approval of
       the Members or otherwise to the end and intent
       that the Members shall be deemed to have given
       their approval thereto expressly by the authority
       of this resolution; authorize the Board to
       delegate all or any of the powers herein conferred
       to any Committee of Directors or the Chairman
       or any other officers/ authorized representatives
       of the Company to give effect to the aforesaid
       resolution

S.8    Approve, pursuant to applicable provisions of             Mgmt          For                            For
       the Foreign Exchange Management Act, 1999
       FEMA , the Companies Act, 1956 and all other
       applicable rules, regulations, guidelines and
       Laws  including any statutory modification
       or re-enactment thereof for the time being
       in force  and subject to all requisite approvals,
       permissions and sanctions and subject to such
       conditions as may be prescribed by any of the
       concerned authorities while granting such approvals,
       permissions, sanctions, which may be agreed
       to by the Board of Directors of the Company
       and/or a duly authorized Committee thereof
       for the time being exercising the powers conferred
       by the Board of Directors  hereinafter referred
       to as the Board , the consent of the Company
       and accorded for investments by Foreign Institutional
       Investors including their sub-accounts  hereinafter
       referred to as the FIIS , in the shares or
       debentures convertible into shares of the Company,
       by purchase or acquisition from the market
       under the Portfolio Investment Scheme under
       FEMA, subject to the condition that the total
       holding of all fits put together shall not
       exceed 74 % of the paid up equity share capital
       or paid up value of the respective series of
       the convertible debentures of the Company as
       may be applicable or such other maximum limit
       as may be prescribed from time to time; authorized
       the Board to do all such acts, deeds, matters
       and things and execute all documents or writings
       as may be necessary, proper or expedient for
       the purpose of giving effect to this resolution
       and for matters connected therewith or incidental
       thereto

9.     Approve, in accordance with provisions of Sections        Mgmt          For                            For
       198, 269,387 and all other applicable provisions,
       if any, read with Schedule XIII to the Companies
       Act 1956, and subject to all such sanctions,
       as may be necessary, appoint Shri. Ashish Karyekar
       as the Manager of the Company for a period
       of 05 years commencing from 08 FEB 2006 on
       the terms and conditions including remuneration
       as specified in the Agreement to be entered
       into between the Company and Shri. Ashish Karyekar,
       which Agreement is hereby specifically sanctioned
       with liberty to the Board of Directors  hereinafter
       referred to as Board which term shall be deemed
       to include any Committee of the Board constituted
       to exercise its powers including powers conferred
       by this resolution  to alter and vary the terms
       and conditions of the said appointment and/or
       Agreement, as may be agreed to between the
       Board and Shri. Ashish Karyekar, so as not
       to exceed the limits specified in Schedule
       XIII to the Companies Act, 1956 or any amendments
       thereto; in the event of loss or inadequacy
       of profits in any FY during the currency of
       tenure of Shri. Ashish Karyekar, as Manager,
       the remuneration and perquisites as specified
       as aforesaid be paid or granted to him as minimum
       remuneration and perquisites provided that
       the total remuneration by way of salary, perquisites
       and other allowances shall not exceed the applicable
       ceiling limit in terms of Schedule XIII to
       the said Act as may be amended from time to
       time or any equivalent statutory re-enactment
       thereof for the time being in force, and authorize
       the Board of Directors to take all such steps
       as may be necessary, proper or expedient to
       give effect to this resolution

S.10   Amend, pursuant to the provisions of Section              Mgmt          For                            For
       17 and all other applicable provisions, if
       any, of the Companies Act, 1956, subject to
       confirmation of the Company Law Board, the
       existing Clause II in the Memorandum of Association
       of the Company be substituted as specified;
       on the confirmation by the Company Law Board,
       the Registered Office of the Company be transferred
       from the State of Maharashtra to the State
       of Goa, at such time and in such manner as
       the Board of Directors of the Company approve
       appropriate and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions, as may be in its
       absolute discretion deem necessary and to settle
       any question that may arise in this regard




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH SHELL PLC                                                                       Agenda Number:  932491804
--------------------------------------------------------------------------------------------------------------------------
        Security:  780259107
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  RDSB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPTION OF ANNUAL REPORT AND ACCOUNTS                    Mgmt          For                            For

02     APPROVAL OF REMUNERATION REPORT                           Mgmt          For                            For

03     DIRECTOR
       JORMA OLLILA#                                             Mgmt          For                            For
       NICK LAND#                                                Mgmt          For                            For
       LORD KERR# U +                                            Mgmt          For                            For
       JEROEN VAN DER VEER                                       Mgmt          For                            For
       ROB ROUTS                                                 Mgmt          For                            For
       WIM KOK# N                                                Mgmt          For                            For

09     RE-APPOINTMENT OF AUDITORS                                Mgmt          For                            For

10     REMUNERATION OF AUDITORS                                  Mgmt          For                            For

11     AUTHORITY TO ALLOT SHARES                                 Mgmt          For                            For

12     DISAPPLICATION OF PRE-EMPTION RIGHTS                      Mgmt          For                            For

13     AUTHORITY TO PURCHASE OWN SHARES                          Mgmt          For                            For

14     AUTHORITY FOR CERTAIN DONATIONS AND EXPENDITURE           Mgmt          For                            For

15     SHAREHOLDER RESOLUTION                                    Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH SHELL PLC, LONDON                                                               Agenda Number:  700937228
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7690A118
    Meeting Type:  AGM
    Meeting Date:  16-May-2006
          Ticker:
            ISIN:  GB00B03MM408
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Opening                                                   Non-Voting    No vote

1.     Approve the annual accounts for the FY 2005,              Mgmt          For                            For
       together with the Directors  report and the
       Auditors  report on those accounts

2.     Approve the remuneration report over 2005                 Mgmt          For                            For

3.     Appoint Mr. Jorma Ollila as a Director of the             Mgmt          For                            For
       Company

4.     Appoint Mr. Nick Land as a Director of the Company        Mgmt          For                            For

5.     Re-elect Lord Kerr of Kinlochard as a Director            Mgmt          For                            For
       of the Company

6.     Re-elect Mr. Jereon Van Der Veer as a Director            Mgmt          For                            For
       of the Company

7.     Re-elect Mr. Rob Routs as a Director of the               Mgmt          For                            For
       Company

8.     Re-elect Mr. Wim Kok as a Director of the Company         Mgmt          For                            For

9.     Re-appoint Pricewaterhousecoopers LLP as the              Mgmt          For                            For
       accountant of the Company

10.    Authorize the Management Board to settle the              Mgmt          For                            For
       remuneration of the Auditors for 2006

11.    Approve the authorization to acquire shares               Mgmt          For                            For

12.    Approve the authorization to limit pre-emptive            Mgmt          For                            For
       rights

13.    Approve the authorization to purchase Royal               Mgmt          For                            For
       Dutch Shell Plc shares

14.    Approve the authorization to make donations               Mgmt          For                            For

15.    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           Against                        For
       Approve the issue raised by shareholders

       Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ROYAL PHILIPS ELECTRONICS NV, EINDHOVEN                                                     Agenda Number:  700883994
--------------------------------------------------------------------------------------------------------------------------
        Security:  N6817P109
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  NL0000009538
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       BLOCKING IS NOT A REQUIREMENT IMPOSED BY ROYAL            Non-Voting    No vote
       PHILIPS ELECTRONICS. PLEASE NOTE THAT BLOCKING
       CONDITIONS MAY APPLY, HOWEVER, DEPENDING ON
       THE SYSTEMS OF THE CUSTODIAN BANK(S). IF APPLIED,
       BLOCKING CONDITIONS WILL BE RELAXED AS THEY
       ARE LIMITED TO THE PERIOD BETWEEN VOTE DEADLINE
       DATE AND ONE DAY FOLLOWING REGISTRATION DATE.
       FINALLY, VOTE INSTRUCTIONS RECEIVED AFTER VOTE
       DEADLINE DATE ARE CONSIDERED LATE. LATE VOTES
       ARE PROCESSED ON A BEST EFFORT BASIS. BLOCKING
       IF APPLICABLE  IS APPLIED TO LATE VOTES BEGINNING
       ON RECEIPT DATE OF VOTE INSTRUCTIONS THROUGH
       THE DAY FOLLOWING REGISTRATIONS DATE.

1.     Speech President                                          Non-Voting    No vote

2.a    Proposal to adopt the 2005 financial statements           Mgmt          For                            For

2.b    Explanation of policy on additions to reserves            Non-Voting    No vote
       and dividends

2.c    Proposal to adopt a dividend of EUR 0.44 per              Mgmt          For                            For
       common share

2.d    Proposal to discharge the members of the Board            Mgmt          For                            For
       of Management for their responsibilities

2.e    Proposal to discharge the members of the Supervisory      Mgmt          For                            For
       Board for their responsibilities

3.a    Proposal to appoint Mr T.W.H. van Deursen as              Mgmt          For                            For
       a member of the Board of Management of the
       Company with effect from April 1, 2006

3.b    Proposal to appoint Mr F.A. van Houten as a               Mgmt          For                            For
       member of the Board of Management of the Company
       with effect from April 1, 2006

3.c    Proposal to appoint Mr J.A. Karvinen as a member          Mgmt          For                            For
       of the Board of Management of the Company with
       effect from April 1, 2006

3.d    Proposal to appoint Mr R.S. Provoost as a member          Mgmt          For                            For
       of the Board of Management of the Company with
       effect from April 1, 2006

3.e    Proposal to appoint Mr A. Ragnetti as a member            Mgmt          For                            For
       of the Board of Management of the Company with
       effect from April 1, 2006

4.a    Proposal to re-appoint Mr W. de Kleuver as a              Mgmt          For                            For
       member of the Supervisory Board of the Company
       with effect from March 30, 2006

4.b    Proposal to re-appoint Sir Richard Greenbury              Mgmt          For                            For
       as a member of the Supervisory Board of the
       Company with effect from March 30, 2006

5.a    Proposal to amend the remuneration policy for             Mgmt          For                            For
       the Board of Management

5.b    Proposal to amend the maximum percentage of               Mgmt          For                            For
       the annual LTIP pool-size to be allocated to
       members of the Board of Management

6.a    Proposal to cancel shares held by the Company             Mgmt          For                            For

6.b    Proposal to amend the Articles of Association             Mgmt          For                            For
       of the Company

7.     Proposal to authorize the Board of Management             Mgmt          Against                        Against
       for a period of 18 months, as of March 30,
       2006, as the body which is authorized, with
       the approval of the Supervisory Board, to issue
       shares or grant rights to acquire shares within
       the limits laid down in the Articles of Association
       of the Company, as well as to restrict or exclude
       the pre-emption right accruing to shareholders.
       This authorization will be limited to a maximum
       of 10% of the number of issued shares plus
       10% of the issued capital in connection with
       or on the occasion of mergers and acquisitions

8.     Proposal to authorize the Board of Management             Mgmt          For                            For
       for a period of 18 months, as of March 30,
       2006, within the limits of the law and the
       Articles of Association, to acquire for valuable
       consideration, on the stock exchange or otherwise,
       shares in the Company at a price between, on
       the one hand, an amount equal to the par value
       of the shares and, on the other hand, an amount
       equal to 110% of the market price of these
       shares on the Official Segment of Euronext
       Amsterdam N.V. s stock market (Euronext Amsterdam);
       the market price being the average of the highest
       price on each of the five days of trading prior
       to the date of acquisition, as shown in the
       Official Price List of Euronext Amsterdam

9.     Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG ELECTRS LTD                                                                         Agenda Number:  700870517
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74718100
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2006
          Ticker:
            ISIN:  KR7005930003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       earnings

2.1.1  Elect Mr. Jae-Sung Hwang, Executive Advisor               Mgmt          For                            For
       at Kim Jang Law Firm as an Outside Director

2.1.2  Elect Mr. Kwee-Ho Jeong, Advisory Lawyer at               Mgmt          For                            For
       right Law Firm as an Outside Director

2.1.3  Elect Mr. Oh-Soo Park, Professor of business              Mgmt          For                            For
       at Seoul National University as an Outside
       Director

2.1.4  Elect Mr. Dong-Min Yoon, Lawyer at Kim Jang               Mgmt          For                            For
       Law Firm as an Outside Director

2.1.5  Elect Mr. Jae-Woong Lee, Professor of Economics           Mgmt          For                            For
       at Sungkyunkwan University as an Outside Director

2.2.1  Elect Mr. Keon-Hee Lee, Chairman and Chief Director       Mgmt          For                            For
       at Samsung Electronics as an Inside Director

2.2.2  Elect Mr. Jong-Yong Yoon, Vice Chairman at Samsung        Mgmt          For                            For
       Electronics as an Inside Director

2.2.3  Elect Mr. Yoon-Woo Lee, Vice Chairman at Samsung          Mgmt          For                            For
       Electronics as an Inside Director

2.2.4  Elect Mr. Do-Seok Choi, President at Samsung              Mgmt          For                            For
       Electronics as an Inside Director

2.3.1  Elect Mr. Jae-Sung Hwang, Executive Advisor               Mgmt          For                            For
       at Kim Jang Law Firm as Members of the Auditors
       Committee

2.3.2  Elect Mr. Jae-Woong Lee, Professor of Economics           Mgmt          For                            For
       at Sungkyunkwan University as Members of the
       Auditors  Committee

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For
       at KRW 60 billions




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG SDI CO LTD                                                                          Agenda Number:  700872408
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74866107
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2006
          Ticker:
            ISIN:  KR7006400006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and proposed disposition of the retained earning
       for year 2005

2.1    Elect the Internal Directors                              Mgmt          For                            For

2.2    Elect the External Directors to be Members of             Mgmt          For                            For
       the Audit Committee

3.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SANDVIK AB                                                                                  Agenda Number:  700909495
--------------------------------------------------------------------------------------------------------------------------
        Security:  W74857165
    Meeting Type:  AGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  SE0000667891
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.     Opening of meeting                                        Mgmt          For                            For

2.     Elect Mr. Attorney Sven Unger as the Chairman             Mgmt          For                            For
       of the Meeting

3.     Approve the voting list                                   Mgmt          For                            For

4.     Elect the minutes-checkers                                Mgmt          For                            For

5.     Approve the agenda                                        Mgmt          For                            For

6.     Approve to determine whether the Meeting has              Mgmt          For                            For
       been duly convened

7.a    Receive the annual report and Auditors  report            Mgmt          For                            For
       and the consolidated financial statements and
       the consolidated Auditors  report

7.b    Receive the report on the work of the Board,              Mgmt          For                            For
       the Remuneration Committee s and the Audit
       committee s work

7.c    Presentation by the President                             Mgmt          For                            For

8.     Adopt the income statement and balance sheet              Mgmt          For                            For
       and the consolidated income statement and balance
       sheet

9.     Grant discharge to the Members of the Board               Mgmt          For                            For
       of Directors and the President from liability

10.    Declare a dividend of SEK 13.50 per share for             Mgmt          For                            For
       the FY 2005 payable on 05 MAY 2006  Record
       Date

11.    Approve to fix the number of Board Members at             Mgmt          For                            For
       8 and receive the work of the Nomination Committee

12.    Approve that Board Members, who are not employed          Mgmt          For                            For
       by the Company, shall each receive SEK 400,000
       and that the Chairman shall receive SEK 1,200,000;
       Members who are not employed by the Company
       and who are Members of Committees established
       by the Board of Directors shall receive an
       additional amount of SEK 50,000; and the Auditors
       fees is to be paid as invoiced

13.    Re-elect Messrs. Georg Ehrnrooth, Clas Ake Hedstrom,      Mgmt          For                            For
       Sigrun Hjelmquist, Egil Myklebust, Anders Nyren
       and Lars Pettersson and elect Fredrik Lundberg
       and Habbe de Mora as the Board Members and
       appoint Mr. Clas Ake Hedstrom as the Chairman
       of the Board of Directors

14.    Appoint the Nomination Committee for the 2007             Mgmt          For                            For
       AGM  as prescribed

15.    Amend Articles 2, 5, 6, 7, 8, 9,10, 11, 12,               Mgmt          For                            For
       13 and 15 of the Articles of Association to
       align them to the new Swedish Companies Act
       effective 01 JAN 2006 ; and approve to change
       the par value of the shares through a 5:1 split,
       whereby the number of shares in Sandvik increases
       from 237,257,435 to 1,186,287,175

16.    Approve the principles for remuneration and               Mgmt          For                            For
       other employment terms for Group Executive
       Management  as prescribed

17.    Approve the decision on the deletion of the               Mgmt          For                            For
       limiting transfer conditions in the Articles
       of Association of AB Sandvik Brucket and Sandvik
       Invest AB, etc.  as prescribed

18.    Closing the Meeting                                       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH & NEWCASTLE PLC                                                                    Agenda Number:  700913165
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79269117
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  GB0007839698
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the report of the Directors             Mgmt          For                            For
       ad the accounts for the year to 31 DEC 2005

2.     Approve and adopt the Directors  remuneration             Mgmt          For                            For
       report

3.     Approve a final dividend of 14.09p per ordinary           Mgmt          For                            For
       share

4.     Re-appoint Mr. A.G. Froggatt as a Director                Mgmt          For                            For

5.     Re-appoint Sir Angus Grossart as a Director               Mgmt          For                            For

6.     Re-appoint Mr. J.R. Nicolson as a Director                Mgmt          For                            For

7.     Re-appoint Sir Brian Stewart as a Director                Mgmt          For                            For

8.     Re-appoint Mr. Phillip Bowman as a Director               Mgmt          For                            For

9.     Re-appoint Mr. I.G. McAllister as a Director              Mgmt          For                            For

10.    Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            For
       of the Company

11.    Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Auditors

12.    Approve the Scottish Newcastle Global Share               Mgmt          For                            For
       Plan

13.    Grant authority to issue Equity or Equity-linked          Mgmt          For                            For
       Securities with pre-emptive rights up to an
       aggregate nominal amount of GBP 34,000,000

S.14   Grant authority to issue Equity or Equity-linked          Mgmt          For                            For
       securities without pre-emptive rights up to
       an aggregate nominal amount of GBP 8,900,000

S.15   Approve to renew the authority of 89,000,000              Mgmt          For                            For
       ordinary shares for market purchase




--------------------------------------------------------------------------------------------------------------------------
 SHANGRI-LA ASIA LTD                                                                         Agenda Number:  700868497
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8063F106
    Meeting Type:  SGM
    Meeting Date:  17-Feb-2006
          Ticker:
            ISIN:  BMG8063F1068
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Contracts  as prescribed , and the            Mgmt          For                            For
       transactions contemplated thereunder; and authorize
       the Board of Directors of the Company to take
       all such actions as it considers necessary
       or desirable to implement and give effect to
       the Contracts and the transactions contemplated
       thereunder




--------------------------------------------------------------------------------------------------------------------------
 SHANGRI-LA ASIA LTD                                                                         Agenda Number:  700955860
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8063F106
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  BMG8063F1068
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited accounts and              Mgmt          For                            For
       the reports of the Directors and the Auditors
       of the Company for the YE 31 DEC 2005

2.     Declare a final dividend for the YE 31 DEC 2005           Mgmt          For                            For

3.1    Re-elect Mr. Kuok Khoon Loong, Edward as a Director       Mgmt          For                            For

3.2    Re-elect Mr. Lui Man Shing as a Director                  Mgmt          For                            For

3.3    Re-elect Mr. Ng Si Fong, Alan as a Director               Mgmt          For                            For

3.4    Re-elect Madam Kuok Oon Kwong as a Director               Mgmt          For                            For

4.     Approve the Director s fees  including fees               Mgmt          For                            For
       payable to Members of Audit and Remuneration
       Committees

5.     Re-appoint Messrs PricewaterhouseCoopers as               Mgmt          For                            For
       the Auditors and authorize the Directors of
       the Company to fix their remuneration

6.A    Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, shall not exceed 20% of the
       aggregate nominal amount of the issued share
       capital of the Company  whether pursuant to
       an option or otherwise ; i) a rights issue;
       or ii) the exercise of any share option scheme
       or similar arrangement for the grant or issue
       to option holders of shares in the Company;
       or iii) any scrip dividend or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       of the Company in accordance with the By-Laws
       of the Company; iv) the exercise of any conversion
       rights attaching to the Zero Coupon Guaranteed
       Convertible Bonds due 2009 issued by Shangri-La
       finance Limited and v) any specific authority;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       to be held by law or required by the By-Laws
       of the Company

6.B    Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       its own shares of the Company during the relevant
       period, on The Stock Exchange of Hong Kong
       Limited  HKSE  or any other stock exchange
       on which the shares of the Company have been
       or may be listed and recognized by the Securities
       and Futures Commission of Hong Kong and the
       HKSE for such purposes or on the Singapore
       Exchange Securities Trading Limited, subject
       to and in accordance with all applicable laws
       and regulations of the Rules Governing the
       Listing of Securities on the HKSE, not exceeding
       10% of the aggregate nominal amount of the
       issued share capital of the Company;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company or the expiration of the
       period within which the next AGM of the Company
       is to be held by law or required by the By-Laws
       of the Company

6.C    Approve to extend the general mandate granted             Mgmt          For                            For
       to the Directors of the Company to allot shares
       and to make or grant offers, agreements and
       options, conditional upon the passing of Resolution
       6.B, by an amount representing the aggregate
       nominal amount of the share capital repurchased
       by the Company pursuant to Resolution 6.B,
       provided that such amount does not exceed 10%
       of the aggregate nominal amount of the issued
       share capital of the Company at the date of
       passing this resolution

S.7    Amend Bye Laws 90, 91, 97(A)(vi), 102(A), 102(B),         Mgmt          For                            For
       104 and 182(i) of the Company;  as prescribed




--------------------------------------------------------------------------------------------------------------------------
 SIAM CEMENT PUBLIC CO LTD (FORMERLY SIAM CEMENT CO LTD)                                     Agenda Number:  700868930
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7866P147
    Meeting Type:  AGM
    Meeting Date:  22-Mar-2006
          Ticker:
            ISIN:  TH0003010Z12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of 12th shareholders  AGM             Mgmt          For                            For
       held on 23 MAR 2005

2.     Acknowledge the Company s annual report for               Mgmt          For                            For
       the year 2005

3.     Adopt the balance sheet and profit and loss               Mgmt          For                            For
       statements for the YE 31 DEC 2005

4.     Approve the allocation of profit for the year             Mgmt          For                            For
       2005 for distribution of dividend to shareholders
       at THB 15 per share

5.     Elect the Directors in replacement of those               Mgmt          For                            For
       who retires by rotation

6.     Appoint the Auditor and approve the Auditor               Mgmt          For                            For
       fee for the year 2006 proposed by the Audit
       Committee

7.     Approve the remuneration for sub-committees               Mgmt          For                            For

8.     Acknowledge the remuneration of the Board of              Mgmt          For                            For
       Directors

9.     Other business                                            Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SIAM CITY CEMENT PUBLIC CO LTD                                                              Agenda Number:  700875024
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7887N139
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  TH0021010010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BOTH SPLIT AND PARTIAL VOTING            Non-Voting    No vote
       ARE ALLOWED FOR THIS MEETING. THANK YOU.

1.     Adopt the minutes of the 12th AGM held on 28              Mgmt          For                            For
       APR 2005

2.     Acknowledge the report of the Audit Committee             Mgmt          For                            For
       to the shareholders

3.     Acknowledge the report of the Board of Directors          Mgmt          For                            For
       to the shareholders

4.     Approve the Company s financial statements for            Mgmt          For                            For
       the YE 31 DEC 2005; and acknowledge the relevant
       Auditor s report

5.     Approve the appropriation of the Company s net            Mgmt          For                            For
       profit for the year 2005, the declaration of
       the dividend, acknowledgement of the interim
       dividends, and the Directors  bonus

6.     Re-elect the Directors whose term will expire             Mgmt          For                            For
       by rotation

7.     Appoint the Auditors and fix their remuneration           Mgmt          For                            For
       for the year 2006

8.     Transact any other matters                                Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SIEMENS AG, MUENCHEN                                                                        Agenda Number:  700853294
--------------------------------------------------------------------------------------------------------------------------
        Security:  D69671218
    Meeting Type:  OGM
    Meeting Date:  26-Jan-2006
          Ticker:
            ISIN:  DE0007236101
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the report of the Supervisory           Non-Voting    No vote
       Board, the corporate governance report, and
       the compensation report for FY 2005

2.     Receive and adopt the annual financial statements         Non-Voting    No vote
       and the consolidated financial statements,
       and approve the Supervisory Board, together
       with Management's discussion and analysis of
       Siemens AG and the consolidated Group for the
       FYE 30 SEP 2005

3.     Approve the unappropriated net income of Siemens          Mgmt          For                            For
       AG for the FYE 30 SEP 2005 amounts to EUR1,202,965,372.35;
       this net income shall be used to pay a dividend
       of EUR 1.35 on each no-par value share entitled
       to the dividend; the amount attributable to
       shares of stock of Siemens AG held in treasury
       by the Company at the date of the Annual Shareholders'
       Meeting shall be carried forward

4.     Ratify the acts of the Members of the Managing            Mgmt          For                            For
       Board for FY 2005

5.     Ratify the acts of the Members of the Supervisory         Mgmt          For                            For
       Board for FY 2005.

6.     Appoint KPMG Deutsche Treuhand-Gesellschaft               Mgmt          For                            For
       Aktiengesellschaft Wirtschaftspr fungsgesellschaft,
       Berlin and Frankfurt on Main, as the Company's
       Independent Auditors for the annual audit of
       the annual financial statements and the consolidated
       financial statements for the FYE 30 SEP 2006

7.     Beschlussfassung ueber die Ermaechtigung zum              Mgmt          For                            For
       Erwerb und zur Verwendung eigener of shares
       acquired and any other shares previously acquired
       and still held by the Company or to be attributed
       to the Company pursuant to Section 71 d  and
       Section 71 e  of the German Stock Corporation
       Act (AktG) shall at no time exceed 10% of the
       existing capital stock; authorization be implemented
       wholly or in part, once or several times, by
       the Company or any of its subsidiaries, or
       by third parties on behalf of the Company or
       its subsidiaries;  authorization shall be effective
       as of 01 MAR 2006 and shall remain in full
       force and effect through 25 JUL 2007, in substitution
       for the existing authority granted on 27 JAN
       2005 ; any acquisition of Siemens shares shall
       be accomplished at the discretion of the Managing
       Board either by purchase over the stock exchange
       or through a public share purchase offer if
       the shares are acquired by purchase over the
       Stock Exchange, the purchase price paid per
       share  excluding incidental transaction charges
       may neither exceed nor fall below the market
       price of the stock on the trading day, as determined
       at the opening auction of XETRA trading  or
       a comparable successor trading system  by more
       than 10%; if the shares are acquired through
       a public share purchase offer, the Company
       may publicly issue a formal offer or publicly
       solicit shareholders to submit offers; if a
       formal offer is publicly issued by the Company,
       the Company shall state a purchase price or
       purchase price range per share; if a purchase
       price range is stated, the final price shall
       be determined from all available acceptance
       declarations; the purchase offer may provide
       for an acceptance period, terms and conditions,
       and the possibility of adjusting the purchase
       price range during the acceptance period if
       after publication of a formal offer significant
       market price fluctuations occur during the
       acceptance period; the purchase price or purchase
       price range per Siemens share  excluding incidental
       transaction charges  may neither exceed nor
       fall below the average closing price of the
       Siemens stock in XETRA trading  or a comparable
       successor trading system  during the last 5
       trading days prior to the  relevant date  by
       more than 20%; the relevant date shall be the
       date on which the final Managing Board decision
       about the formal offer is made; in the event
       of an adjustment to the offer, the relevant
       date shall be replaced by the date on which
       the final Managing Board decision is made about
       the adjustment; if the number of shares tendered
       by shareholders exceeds the total volume of
       shares which the Company intend ed to reacquire,
       the shareholders  right to tender may be excluded
       to the extent that acquisition shall be in
       proportion to the Siemens shares tendered;
       furthermore, the tender of small lots of up
       to 150 Siemens shares per shareholder may receive
       preferential treatment; if the Company publicly
       solicits submission of offers to sell Siemens
       shares, the Company may state in its solicitation
       a purchase price range within which offers
       may be submitted; the solicitation may provide
       for a submission period, terms and conditions,
       and the possibility of adjusting the purchase
       price range during the submission period if
       after publication of the solicitation significant
       market price fluctuations occur during the
       submission period; upon acceptance, the final
       purchase price shall be determined from all
       available sales offers; the purchase price
       per share  excluding incidental transaction
       charges  may neither exceed nor fall below
       the average closing price of the stock in XETRA
       trading  or a comparable successor trading
       system  during the last 5 trading days prior
       to the  relevant date  by more than 20%; the
       relevant date shall be the date on which the
       offers are accepted by the Company; if the
       number of Siemens shares offered for sale exceeds
       the total volume of shares which the Company
       intended to reacquire, the shareholders  right
       to tender may be excluded to the extent that
       acceptance shall be in proportion to the shares
       tendered; furthermore, the acceptance of small
       lots of up to 150 shares tendered per shareholder
       may receive priority consideration; and authorize
       the Managing Board to also use Siemens shares
       reacquired on the basis of this or any previously
       given authorization as follows: such shares
       of stock may be retired with the approval of
       the Supervisory Board without an additional
       resolution by a shareholders  meeting being
       required for such retirement or its implementation;
       such shares of stock may be used to service
       conversion or option rights granted by the
       Company or any of its subsidiaries; if the
       Siemens shares are used to service such conversion
       or option rights issued by applying, mutatis
       mutandis, the provisions of Section 186 3 ,
       4th sentence, of the German Stock Corporation
       Act  against contributions in cash approximating
       the market price, with preemptive rights of
       shareholders excluded , the aggregate number
       of shares must not exceed 10% of the capital
       stock at the time when such shares are used;
       this limit includes shares issued or disposed
       of by direct or mutatis mutandis application
       of these provisions during the term of this
       authorization at the time when the shares are
       used; the limit also includes shares that were
       or are to be issued to service conversion or
       option rights that were or will be granted
       in accordance with the above provisions at
       the time when the shares are used; preemptive
       rights of shareholders relating to reacquired
       Siemens shares shall be excluded to the extent
       to which such shares are used

8.     Approve the creation of an authorized capital             Mgmt          For                            For
       2006; the authorized capital curAusgabe an
       Mitarbeiter, die Ermaechtigung zur Verwendung
       eigener Aktien sowie 01/Il  will expire on
       01 FEB 2006; the Managing Board shall again
       receive the authorization to transfer shares
       of stock to employees of Siemens AG and its
       subsidiaries; accordingly, authorize the Managing
       Board to increase, with the approval of the
       Supervisory Board, the capital stock until
       25 JAN 2011 by up to EUR 75,000,000 nominal
       through the issuance of up to 25,000,000 shares
       of no par value registered in the names of
       the holders against contributions in cash;
       the authorization may be implemented in installments;
       preemptive rights of existing shareholders
       shall be excluded; the new shares shall be
       issued under the condition that they are offered
       exclusively to employees of Siemens AG and
       its subsidiaries, provided these subsidiaries
       are not listed companies themselves and do
       not have their own employee stock schemes;
       authorize the Managing Board to determine,
       with the approval of the Supervisory Board,
       the further content of the rights embodied
       in the shares and the terms and conditions
       of the share issue; amend Section 4 of the
       Articles of Association by including the new
       Section 4 10 ; authorize the Supervisory Board
       to amend Section 4 of the Articles of Association
       depending on the utilization of the Authorized
       Capital 2006 and upon expiration of the term
       of the authorization; authorize the Company
       to also use shares reacquired on the basis
       of the authorization to be given pursuant to:
       such shares of stock may be used to meet the
       Company s obligations under the 1999 and 2001
       Siemens Stock Option Plans, both as amended,
       in accordance with the resolutions passed at
       the annual shareholders  meetings on 18 FEB
       1999 and 22 FEB 2001; the key points of the
       1999 and 2001 Siemens Stock Option Plans, as
       approved at the respective annual shareholders
       meetings, can be examined as an integral part
       of the notarized minutes of the respective
       annual shareholders  meetings at the Commercial
       Registries in Berlin and Munich; they can also
       be inspected at the registered offices of Siemens
       AG, Wittelsbacherplatz 2, 80333 Munich, and
       Nonnendammallee 101, 13629 Berlin, and on the
       Internet; such shares of stock may be offered
       for purchase to individuals currently or formerly
       employed by the Company or any of its subsidiaries,
       or they may be granted and transferred with
       a holding period of at least 2 years; such
       shares of stock may be offered by the Supervisory
       Board as stock-based compensation for purchase
       to the Members of the Managing Board of Siemens
       AG under the same terms and conditions as those
       offered to employees of the Company, or they
       may be granted and transferred with a holding
       period of at least 2 years; the details regarding
       stock-based compensation for Managing Board
       members are determined by the Supervisory Board;
       authorization be implemented once or several
       times, severally or jointly, whole or in part
       ; preemptive rights of shareholders relating
       to reacquired Siemens shares shall be excluded
       to the extent to which such shares are used
       pursuant to the above authorization

9.     Beschlussfassung ueber Satzungsaenderungen zur            Mgmt          For                            For
       Anpassung an ein neues Gesetz  Articles of
       Association of the Company

       GEGENANTRAEGE SIND JETZT FUER DIESE HAUPTVERSAMMLUNG      Non-Voting    No vote
       VORHANDEN. EINEN LINK ZU ROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANYS MEETING.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA.PLEASE ALSO NOTE THE NEW CUTOFF DATE
       18 JAN 2006. IF YOU HAVE ALREADY SENT IN YOUR
       VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
       UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SINA CORPORATION                                                                            Agenda Number:  932392450
--------------------------------------------------------------------------------------------------------------------------
        Security:  G81477104
    Meeting Type:  Annual
    Meeting Date:  27-Sep-2005
          Ticker:  SINA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PEHONG CHEN                                               Mgmt          For                            For
       LIP-BU TAN                                                Mgmt          For                            For
       YICHEN ZHANG                                              Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERSMgmt          For                            For
       ZHONG TIAN CPAS LIMITED COMPANY AS THE INDEPENDENT
       AUDITORS OF THE COMPANY.

03     PROPOSAL TO AMEND THE 1999 STOCK PLAN (THE                Mgmt          Against                        Against
       1999 PLAN ), WHICH WILL HAVE THE EFFECT OF
       INCREASING THE AGGREGATE NUMBER OF ORDINARY
       SHARES RESERVED FOR ISSUANCE UNDER THE 1999
       PLAN IN EACH OF FISCAL YEARS 2006, 2007 AND
       2008.

04     PROPOSAL TO AMEND THE 1999 DIRECTORS  STOCK               Mgmt          For                            For
       OPTION PLAN (THE  1999 DIRECTORS  PLAN ), WHICH
       WILL HAVE THE EFFECT OF INCREASING THE AGGREGATE
       NUMBER OF ORDINARY SHARES ISSUABLE UNDER THE
       1999 DIRECTORS  PLAN FROM 750,000 ORDINARY
       SHARES TO 1,125,000 ORDINARY SHARES.




--------------------------------------------------------------------------------------------------------------------------
 SM INVESTMENTS CORPORATION                                                                  Agenda Number:  700750979
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y80676102
    Meeting Type:  AGM
    Meeting Date:  15-Jul-2005
          Ticker:
            ISIN:  PHY806761029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Call to order                                             Mgmt          For                            For

2.     Approve the certification of notice and quorum            Mgmt          For                            For

3.     Receive the President s report                            Mgmt          For                            For

4.     Amend the By-Laws to change the FYE from the              Mgmt          For                            For
       existing FYE 31 MAR of each year to calendar
       YE 31 DEC of each year

5.     Authorize the Board of Directors to amend the             Mgmt          For                            For
       By Laws of the Company

6.     Appoint the External Auditors                             Mgmt          For                            For

7.     Other matters                                             Other         For                            *

8.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SM INVESTMENTS CORPORATION                                                                  Agenda Number:  700897119
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y80676102
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  PHY806761029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Call to order                                             Mgmt          For                            For

2.     Certification of the notice and the quorum                Mgmt          For                            For

3.     Approve the minutes of the SGM of stockholders            Mgmt          For                            For
       held on 15 JUL 2005

4.     Receive the annual report                                 Mgmt          For                            For

5.     Ratify the acts of the Board of Directors and             Mgmt          For                            For
       the Management from the date of the last annual
       stockholders  meeting up to the date of this
       meeting

6.     Elect the Directors for 2006-2007                         Mgmt          For                            For

7.     Appoint the External Auditors                             Mgmt          For                            For

8.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SM PRIME HOLDINGS INC                                                                       Agenda Number:  700905714
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8076N112
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  PHY8076N1120
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Call to order                                             Mgmt          For                            For

2.     Approve the certification of notice and quorum            Mgmt          For                            For

3.     Approve the minutes of the annual meeting of              Mgmt          For                            For
       the stockholders held on 25 APR 2005

4.     Receive the annual report                                 Mgmt          For                            For

5.     Ratify the acts of the Board of Directors and             Mgmt          For                            For
       the Management from the date of the last annual
       stockholders  meeting up to the date of this
       meeting

6.     Elect the Directors for 2006 to 2007                      Mgmt          For                            For

7.     Appoint the External Auditors                             Mgmt          For                            For

8.     Other matters                                             Other         For                            *

9.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 STANDARD BANK GROUP LIMITED                                                                 Agenda Number:  700954616
--------------------------------------------------------------------------------------------------------------------------
        Security:  S80605132
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  ZAE000057378
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and statutory            Mgmt          For                            For
       reports for the YE 31 DEC 2005

2.1    Approve the remuneration of the Group Chairman:           Mgmt          For                            For
       ZAR 2,587,310 per annum

2.2    Approve the remuneration of the Group Director:           Mgmt          For                            For
       ZAR10,500 per annum

2.3    Approve the remuneration of the Group International       Mgmt          For                            For
       Director: GBP 25,200 per annum

2.4    Approve the remuneration of the Group Credit              Mgmt          For                            For
       Committee Member: ZAR 12,000 per annum

2.5    Approve the remuneration of the Africa Credit             Mgmt          For                            For
       Committee Member: ZAR 12,000 per annum

2.6    Approve the remuneration of the Directors in              Mgmt          For                            For
       the Directors  Affairs Committee: ZAR 23,100
       per annum

2.7    Approve the remuneration of the Risk Management           Mgmt          For                            For
       Committee Chairman: ZAR 136,800 per annum and
       Members: ZAR 68,400 per annum

2.8    Approve the remuneration of the Group Remuneration        Mgmt          For                            For
       Committee Chairman: ZAR 105,000 per annum and
       Members: ZAR 52,500 per annum

2.9    Approve the remuneration of the Transformation            Mgmt          For                            For
       Committee Chairman: ZAR 90,300 per annum and
       Members: ZAR 45,150 per annum

2.10   Approve the remuneration of the Group Audit               Mgmt          For                            For
       Committee Chairman: ZAR 188,100 per annum and
       Members: ZAR 94,050 per annum

2.11   Approve the remuneration of the Directors for             Mgmt          For                            For
       Ad Hoc meeting attendance - ZAR 10,500

3.1    Re-elect Mr. Doug Band as a Director                      Mgmt          For                            For

3.2    Re-elect Mr. Buddy Hawton as a Director                   Mgmt          For                            For

3.3    Elect Mr. Sam Jonah KBE as a Director                     Mgmt          For                            For

3.4    Re-elect Sir Paul Judge as a Director                     Mgmt          For                            For

3.5    Re-elect Mr. Adv Kgomotso Moroka as a Director            Mgmt          For                            For

3.6    Re-elect Mr. Chris Nissen as a Director                   Mgmt          For                            For

4.1    Approve the issuance of shares pursuant to the            Mgmt          Abstain                        Against
       Standard Bank Equity Growth Scheme

4.2    Approve the issuance of shares pursuant to the            Mgmt          Abstain                        Against
       Standard Bank Group Share Incentive Scheme

4.3    Approve to place authorized but unissued shares           Mgmt          For                            For
       under the control of the Directors

4.4    Approve to place authorized but unissued Preference       Mgmt          Abstain                        Against
       shares under the control of the Directors

4.5    Approve the cash distribution to shareholders             Mgmt          For                            For
       by way of reduction of share premium account

S.5    Authorize the Company or its subsidiaries to              Mgmt          For                            For
       repurchase of up to 10% of issued share capital;
       Authority expires at the next general meeting

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE  IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS.  THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 STERLING ENERGY PLC                                                                         Agenda Number:  700983352
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8475D103
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  GB0005299929
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the accounts for the FYE 31             Mgmt          For                            For
       DEC 2006 together with the reports of the Directors
       and Auditors thereon

2.     Elect Mr. Christopher Callaway as a Director              Mgmt          For                            For

3.     Re-elect Mr. Harry Wilson as a Director                   Mgmt          For                            For

4.     Re-elect Mr. Graeme Thomson as a Director                 Mgmt          For                            For

5.     Re-appoint Deloitte & Touche LLP as Auditors              Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

S.6    Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority pursuant to Section
       95(1) of the Companies Act 1985, to allot equity
       securities  Section 94  for cash pursuant to
       the authority conferred by Resolution 7 passed
       at the AGM held on 29 JUN 2005, dis-applying
       the statutory pre-emption rights  Section 89(1)
       , and sell relevant shares  Section 94(5)
       held by the Company as Treasury shares  Section
       94(3A) of the Act  Treasury Shares  for cash
       Section 162D(2) of the Act  dis-applying the
       statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities for cash and
       the sale of Treasury Shares up to an aggregate
       nominal value of GBP 3,500,000;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company in 2007 ; and the Directors
       may allot equity securities or sell Treasury
       Shares after the expiry of this authority in
       pursuance of such an offer or agreement made
       prior to such expiry

S.7    Authorize the Company, for the purpose of Section         Mgmt          For                            For
       166 of the Companies Act 1985, to make market
       purchases  Section 163  of up to 140,000,000
       ordinary  approximately 10% of the issues ordinary
       share capital of the Company  shares of 1p
       each in the capital of the Company, at a minimum
       price of 1p and not more than 105% above the
       average middle market quotations for such shares
       derived from the London Stock Exchange Daily
       Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the AGM of the Company in 2007
       ; the Company, before the expiry, may make
       a contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN CEMENT CORP                                                                          Agenda Number:  700975925
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8415D106
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  TW0001101004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 308340 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the 2005 operating results and financial          Mgmt          For                            For
       statements, allocation of income and dividends

2.     Approve to issue new shares from capital surplus          Mgmt          For                            For

3.     Amend the Articles of Association                         Mgmt          For                            For

4.     Amend the endorsement and guarantee operating             Mgmt          For                            For
       guidelines

5.     Approve to increase the investment limit in               Mgmt          For                            For
       China to 40% of the Company s net assets

6.1    Elect Mr. Koo Cheng-Yun as the Chairman and               Mgmt          For                            For
       President

6.2    Elect Mr. Chang An Ping as the Vice Chairman              Mgmt          For                            For

6.3    Elect Mr. Yeh Ming-Hsun as a Managing Director            Mgmt          For                            For

6.4    Elect Messrs. Goldsun Development & Construction          Mgmt          For                            For
       Co., Ltd as a Managing Director

6.5    Elect Mr. Chen Chien-Tong as a Managing Director          Mgmt          For                            For

6.6    Elect Mr. Chang Yong as a Director                        Mgmt          For                            For

6.7    Elect Mr. Chen The-jen as a Director                      Mgmt          For                            For

6.8    Elect Mr. Chang Yao-Tang as a Director                    Mgmt          For                            For

6.9    Elect Mr. Kenneth C.M. Lo as a Director                   Mgmt          For                            For

6.10   Elect Mr. Eric T. Wu as a Director                        Mgmt          For                            For

6.11   Elect Mr. Hsieh Chi-Chia as a Director                    Mgmt          For                            For

6.12   Elect Mr. John T. Yu  Tzun-yen, Yu  as a Director         Mgmt          For                            For

6.13   Elect Mr. Jennifer Lin, Esq as a Director                 Mgmt          For                            For

6.14   Elect Mr. Weijian Shan as a Director                      Mgmt          For                            For

6.15   Elect Mr. Lin Nan-Chou as a Director                      Mgmt          For                            For

6.16   Elect Mr. Chang Yung Ping as the Managing Supervisor      Mgmt          For                            For

6.17   Elect Mr. Chen Chi-Te as a Supervisor                     Mgmt          For                            For

6.18   Elect Mr. Chao Koo Hwai-Chen as a Supervisor              Mgmt          For                            For

7.     Approve to release the restrictions of competitive        Mgmt          For                            For
       activities of Directors

8.     Other business                                            Other         For                            *

       PLEASE NOTE THAT THE DIRECTORS WILL BE ELECTED            Non-Voting    No vote
       BY CUMULATIVE VOTING. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TECHTRONIC INDUSTRIES CO LTD                                                                Agenda Number:  700962346
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8563B159
    Meeting Type:  AGM
    Meeting Date:  22-May-2006
          Ticker:
            ISIN:  HK0669013440
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the statements of accounts            Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend of HKD 12.60 cents               Mgmt          For                            For
       per share to shareholders whose names appear
       on the register of Members of the Company on
       16 JUN 2006

3.     Re-elect the retiring Directors and approve               Mgmt          For                            For
       to fix the Directors  remuneration

4.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration

5.     Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares of HKD
       0.10 each in the capital of the Company and
       make or grant offers, agreements and options
       including bonds, notes, warrants, debentures
       and securities convertible into shares of the
       Company  during and after the relevant period,
       not exceeding the aggregate of a) 20% of the
       aggregate nominal amount of the issued share
       capital of the Company in case of an allotment
       and issue of shares for a consideration other
       than cash; and b) 10% of the aggregate nominal
       amount of the issued share capital of the Company
       in case of an allotment and issue of shares
       for cash and any shares to be allotted and
       issued pursuant to the approval shall not be
       issued at a discount of more than 5% to the
       Benchmarked Price of the shares and the said
       approval shall be limited accordingly, otherwise
       than pursuant to i) a rights issue; or ii)
       the exercise of subscription or conversion
       rights under the terms of any warrants and
       securities; or iii) the exercise of any share
       option scheme or similar arrangement; or iv)
       an issue of shares by way of scrip dividend
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       or any applicable laws

6.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares of HKD 0.10 each in the capital of the
       Company during the relevant period, on the
       Stock Exchange of Hong Kong Limited or any
       other exchange on which the shares of the Company
       may be listed and recognized by the Securities
       and Futures Commission of Hong Kong and the
       Stock Exchange on share repurchases for such
       purposes, subject to and in accordance with
       all applicable laws and regulations, at such
       price as the Directors may at their discretion
       determine in accordance with all applicable
       laws and regulations, not exceeding 10% of
       the aggregate nominal amount of the issued
       share capital of the Company in issue as at
       the date of passing this resolution;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by the Articles of Association
       of the Company or any applicable laws to be
       held

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6, to add the aggregate nominal amount
       of the share capital of the Company purchased
       by the Company pursuant to Resolution 6, to
       the aggregate nominal amount of the share capital
       of the Company that may be allotted or agreed
       conditionally or unconditionally to be allotted
       by the Directors of the Company pursuant and
       in accordance with the Resolution 5

S.8    Amend Articles 74, 103(A) and 109 of the Articles         Mgmt          For                            For
       of Association of the Company as specified

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TELE CENTRO OESTE CELULAR PARTICIPAC                                                        Agenda Number:  932392094
--------------------------------------------------------------------------------------------------------------------------
        Security:  87923P105
    Meeting Type:  Special
    Meeting Date:  27-Sep-2005
          Ticker:  TRO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO AMEND THE WORDING OF ARTICLE 9 OF THE BYLAWS,          Mgmt          For
       WHICH SHALL HEREINAFTER READ AS FOLLOWS:  ART.
       9 - THE EXECUTION OF AGREEMENTS WITH RELATED
       PARTIES THE TERMS AND CONDITIONS OF WHICH ARE
       MORE BURDENSOME TO THE COMPANY THAN THOSE USUALLY
       ADOPTED ON THE MARKET IN AGREEMENTS FOR THE
       SAME NATURE, SHALL BE SUBMITTED TO THE GENERAL
       MEETING OF SHAREHOLDERS.




--------------------------------------------------------------------------------------------------------------------------
 TELE CENTRO OESTE CELULAR PARTICIPACOES SA                                                  Agenda Number:  700792876
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9029W118
    Meeting Type:  EGM
    Meeting Date:  27-Sep-2005
          Ticker:
            ISIN:  BRTCOCACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

1.     Amend the wording of Article 9 of the Company             Mgmt          For                            For
       By-laws, so that it reads-Article 9-the signing
       of contracts with related parties, whose terms
       and conditions are more onerous for the Company
       than those normally used in arm s length contracts
       of the same nature, must be subjected to the
       prior approval of an AGM, observing always
       the provisions of Article 117 of Law Number
       6. 404/76

2.     Approve to consolidate the Company By-laws                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TELE CENTRO OESTE CELULAR PARTICIPACOES SA                                                  Agenda Number:  700852355
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9029W118
    Meeting Type:  EGM
    Meeting Date:  22-Feb-2006
          Ticker:
            ISIN:  BRTCOCACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
       POA  IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

A.     Approve to consider and deliberate on the Company         Mgmt          For                            For
       s financial statements prepared on 30 SEP 2005

B.     Approve to consider and deliberate on the terms           Mgmt          For                            For
       and conditions of the protocol of acquisition
       of the shares, acquisition of Companies and
       justification signed among the administration
       of the Company of Telesp Celular Participacoes
       S.A.   TCP   and others, having as its object
       the acquisition of all of the shares of the
       Company by TCP to convert the Company in to
       a wholly owned subsidiary as described in the
       material fact

C.     Ratify the selection made by the administrators           Mgmt          For                            For
       of the Company and of TCP  I  of the independent
       valuation Company Deloitte Touch Tohmatsu Auditores
       Independents, which is responsible for the
       preparation of the book valuation report of
       the Company shares to be acquired by TCP,
       II  of the specialized Company Goldman Sachs
       and Companhia, for the valuation of the Company
       s and TCP s net worth, on the basis of their
       economic value, and  III  of the specialized
       Company Planconsult Planejamento E Consultoria
       for the valuation of the Company s and TCP
       s net worth at market place

D.     Approve to consider and deliberate on the valuation       Mgmt          For                            For
       reports referred to in item  c

E.     Approve to deliberate on the ratio of substitution        Mgmt          For                            For
       of the Company shares held by its non-controlling
       shareholders, for shares to be issued by TCP
       and the consequent conversion of the Company
       in to a wholly-owned subsidiary of TCP

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT THE MEETING HELD ON 08 FEB               Non-Voting    No vote
       2006 HAS BEEN POSTPONED AND THAT THE SECOND
       CONVOCATION WILL BE HELD ON 22 FEB 2006. PLEASE
       ALSO NOTE THE NEW CUTOFF DATE IS 14 FEB 2006.
       IF YOU HAVE ALREADY SENT YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 TELE NORTE LESTE PARTICIPACOES S A                                                          Agenda Number:  700910385
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036X109
    Meeting Type:  AGM
    Meeting Date:  11-Apr-2006
          Ticker:
            ISIN:  BRTNLPACNPR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON RESOLUTION 4. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. THANK YOU

1.     Acknowledge the Directors  accounts, and approve          Non-Voting    No vote
       the Board of Directors  report and the financial
       statements for the FYE 31 DEC 2005, accompanied
       by the Independent Auditors opinion

2.     Approve the distribution of net profits from              Non-Voting    No vote
       the 2005 FY and to pay Company dividends, within
       the limits of interest over capital declared
       during the 2005 FY, and to pay profit-sharing
       to employees as provided in Article 41 of the
       Company Bylaws, and the capital budget

3.     Elect Members to compose the Board of Directors           Non-Voting    No vote
       in completion of term of office, for vacancies
       filled in the manner provided for in Article
       150 OF Law 6404/76

4.     Elect Members of the Finance Committee and their          Mgmt          For                            For
       respective substitutes

5.     Approve to decide on the remuneration for the             Non-Voting    No vote
       Directors and the Members of the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 TELE NORTE LESTE PARTICIPACOES S A                                                          Agenda Number:  700915866
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036X117
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  BRTNLPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP.  THANK YOU.

1.     Approve the acquisition by the Company of Hicorp          Mgmt          For                            For
       Comunicacoes Corporativas S.A




--------------------------------------------------------------------------------------------------------------------------
 TELEFONICA S A                                                                              Agenda Number:  700979555
--------------------------------------------------------------------------------------------------------------------------
        Security:  879382109
    Meeting Type:  AGM
    Meeting Date:  20-Jun-2006
          Ticker:
            ISIN:  ES0178430E18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       21 JUN 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

I.     Examination and approval, if deemed appropriate,          Mgmt          For                            For
       of the Individual Annual Accounts, of the Consolidated
       Financial Statements  Consolidated Annual Accounts
       and of the Management Report of both Telefonica,
       S.A and its Consolidated Group of Companies,
       as well as of the proposed application of results
       of Telefonica, S.A. and of the management of
       the Board of Directors thereof, all with respect
       to Fiscal Year 2005

II.    Examination and approval, if deemed appropriate,          Mgmt          For                            For
       of the Merger Plan of Telefonica, S.A. and
       Telefonica Moviles, S.A. and approval, as the
       Merger Balance Sheet, of the Balance Sheet
       of Telefonica, S.A. as of December 31, 2005.
       Approval of the merger of Telefonica, S.A.
       and Telefonica Moviles, S.A. through the absorption
       of the latter by the former, with the termination
       of Telefonica Moviles, S.A. and the transfer
       en bloc and as a whole of all of its assets
       to Telefonica, S.A., with the provision that
       the exchange of shares will be carried out
       by means of the delivery of treasury shares
       of Telefonica, S.A., all of the foregoing in
       compliance with the provisions of the Merger
       Plan; Application to the merger of the special
       tax regime set forth in Chapter VIII of Title
       VII of the Restated Text of the Corporate Income
       Tax Law Establishment of the procedure to facilitate
       the exchange; Delegation of powers

III.1  Re-election of Mr. Carlos Colomer Casellas as             Mgmt          For                            For
       a Director

III.2  Re-election of Mr. Isidro Faine Casas as a Director       Mgmt          For                            For

III.3  Re-election of Mr. Alfonso Ferrari Herrero as             Mgmt          For                            For
       a Director

III.4  Re-election of Mr. Luis Lada Diaz as a Director           Mgmt          For                            For

III.5  Re-election of Mr. Antonio Massanell Lavilla              Mgmt          For                            For
       as a Director

III.6  Ratification of the interim appointment of Mr.            Mgmt          For                            For
       David Arculus as a Director

III.7  Ratification of the interim appointment of Mr.            Mgmt          For                            For
       Peter Erskine as a Director

III.8  Ratification of the interim appointment of Mr.            Mgmt          For                            For
       Julio Linares Lopez as a Director

III.9  Ratification of the interim appointment of Mr.            Mgmt          For                            For
       Vitalino Manuel Nafria Aznar as a Director

IV.    Approval, if appropriate, of a long-term incentive        Mgmt          For                            For
       plan consisting of the delivery of shares of
       and which is linked to changes in the listing
       price of shares of Telefonica, S.A.

V.     Authorization to acquire the Company s own shares,        Mgmt          For                            For
       directly or through Companies within the Group

VI.    Authorization to the Board of Directors to increase       Mgmt          Against                        Against
       the share capital under the terms and conditions
       of Section 153.1.b) of the Business Corporations
       Law, with a delegation of the power to exclude
       preemptive rights pursuant, in this latter
       case, to the provisions of Section 159.2 of
       the Business Corporations Law

VII.   Delegation of powers to formalize, interpret,             Mgmt          For                            For
       remedy and carry out the resolutions adopted
       by the shareholders at the General Shareholders
       Meeting

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF FUTURE RECORD DATE.  IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS.  THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 TELEKOM AUSTRIA AG, WIEN                                                                    Agenda Number:  700949730
--------------------------------------------------------------------------------------------------------------------------
        Security:  A8502A102
    Meeting Type:  AGM
    Meeting Date:  23-May-2006
          Ticker:
            ISIN:  AT0000720008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Approve the annual statement of account and               Mgmt          For                            For
       the report by the Supervisory Board

2.     Approve the appropriation of net profits                  Mgmt          For                            For

3.     Approve the activities undertaken by the Board            Mgmt          For                            For
       of Directors and the Supervisory Board

4.     Approve the remuneration for the Members of               Mgmt          For                            For
       Supervisory Board

5.     Elect the balance sheet Auditor                           Mgmt          For                            For

6.     Elect the Supervisory Board                               Mgmt          For                            For

7.     Approve the report by the Board of Directors              Mgmt          For                            For
       about the buy back of own shares, the holding
       and the usage

8.A    Approve the authorization of Board of Directors           Mgmt          For                            For
       to buy back own shares for 18 months at a price
       range of EUR 10 to  EUR 25  and also approve
       to use own shares for the settlement of share
       options for employees

8.B    Approve to use own shares for the settlement              Mgmt          For                            For
       of convertible bonds

8.C    Approve to use own shares as consideration for            Mgmt          For                            For
       the purchase of Companies

8.D    Approve to decrease the share capital by collect          Mgmt          For                            For
       shares up to EUR 109.050.000 without further
       approval at the general meeting; and authorize
       the Supervisory Board to alterate the Statutes
       accordingly

8.E    Approve to sell the own shares via the stock              Mgmt          For                            For
       exchange or via a public offer or within 5
       years after approval on every legal way also
       to sell them over- the-counter

9.A    Approve the extension of the authorized capital           Mgmt          For                            For
       from the AGM 2003; authorize the Board of Directors
       to increase the capital until 30 JUN 2010 by
       issuing up to 4,35 MIO new shares for the usage
       of settlement of share option programs; and
       approve that this approval displaces the authorization
       given at the AGM 2003 as far as it was not
       utilized; at the same time alteration of Statutes
       Paragraph 4

9.B    Approve the authorized capital 2006 and authorize         Mgmt          For                            For
       the Board of Directors to increase the capital
       by up to EUR 21.810.000 and by issuing up to
       10 MIO new shares for the settlement of share
       options; approve the share option program will
       end at latest with the 2 quarter of 2013, at
       the same time Clause 10 of the Statutes Paragraph
       4




--------------------------------------------------------------------------------------------------------------------------
 TELEKOMUNIKACJA POLSKA S A                                                                  Agenda Number:  700927481
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6669J101
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  PLTLKPL00017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Mgmt          For                            For

2.     Elect the meeting Chairman                                Mgmt          For                            For

3.     Approve the meeting has been convened in conformity       Mgmt          For                            For
       of regulations and assuming its capability
       to pass valid resolutions

4.     Approve the agenda of meeting                             Mgmt          For                            For

5.     Elect the members of Voting Commission                    Mgmt          For                            For

6.1    Receive financial statements and the management           Mgmt          For                            For
       Board report on the Company s operations in
       2005

6.2    Receive the management Board motion on distribution       Mgmt          For                            For
       of profits and designation of part of reserve
       capital for dividend payment

6.3    Receive the supervisory board opinion on management       Mgmt          For                            For
       Board report on the Company activity in 2005
       and financial statement and the motion on distribution
       of profits and designation of part of reserve
       capital for dividend payment

6.4    Receive the Supervisory Board opinion on the              Mgmt          For                            For
       Company s activity in 2005

6.5    Receive the management Board motion to cover              Mgmt          For                            For
       losses from previous years

6.6    Approve the management Board report on Telekomunikacja    Mgmt          For                            For
       Polska Capital Group s activity and consolidated
       financial statement for 2005

6.7    Receive the supervisory Board opinion on the              Mgmt          For                            For
       management board report on Telekomunikacja
       Polska Capital Group s activity and consolidated
       financial statement for 2005

6.8    Receive the Supervisory Board s report on its             Mgmt          For                            For
       activity in 2005

7.1    Approve the management Board report on the Company        Mgmt          For                            For
       s activity in 2005

7.2    Approve the financial statements for 2005                 Mgmt          For                            For

7.3    Approve the allocation of income and dividends            Mgmt          For                            For
       of PLN 1 per share

7.4    Approve the covering of losses from previous              Mgmt          For                            For
       years

7.5    Approve the management Board report on Telekomunikacja    Mgmt          For                            For
       Polska Capital Group s activity in 2005

7.6    Approve the consolidated financial statements             Mgmt          For                            For
       for 2005

7.7    Grant discharge of the Management and the Supervisory     Mgmt          For                            For
       Boards

8.1    Approve the issuance of convertible bonds  as             Mgmt          Abstain                        Against
       part of Incentive plan for key employees

8.2    Approve the creation of PLN 21.4 million pool             Mgmt          For                            For
       of conditional capital to guarantee conversion
       rights  in connection with proposed Incentive
       Plan

8.3    Amend the Statute regarding PLN 21.4 million              Mgmt          For                            For
       increase in share capital  in connection with
       proposed Incentive Plan

8.4    Receive the management Board explanation regarding        Mgmt          For                            For
       exclusion of preemptive rights and means of
       determining share issue price  in connection
       with proposed Incentive Plan

8.5    Approve to disapply preemptive rights with respect        Mgmt          Abstain                        Against
       to issuance of Series B shares  in connection
       with proposed Incentive Plan

9.     Elect the Supervisory Board                               Mgmt          For                            For

10.    Close the meeting                                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TELENOR ASA                                                                                 Agenda Number:  700958119
--------------------------------------------------------------------------------------------------------------------------
        Security:  R21882106
    Meeting Type:  AGM
    Meeting Date:  23-May-2006
          Ticker:
            ISIN:  NO0010063308
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Approve the notice of the AGM                             Mgmt          For                            For

2.     Elect a representative to sign the minutes of             Mgmt          For                            For
       the AGM together with the Chairman of the meeting

3.     Approve the annual accounts and the annual report         Mgmt          For                            For
       for the FY 2005 and a dividend of NOK 2.00
       per share

4.     Approve the remuneration to the Company s Auditor         Mgmt          For                            For

5.     Receive the information of guidelines for the             Mgmt          For                            For
       remuneration to the Executive Management and
       the Company s Option Programs

6.     Approve NOK 157.8 Million reduction in Share              Mgmt          For                            For
       Capital via cancellation of 12.1 Million Treasury
       shares and redemption of 14.2 Million Shares
       held by Norwegian State

7.     Approve NOK 5 Billion transfer from Share Premium         Mgmt          For                            For
       Account to other Equity

8.     Authorize Repurchase of up to 10% of Issued               Mgmt          For                            For
       Share Capital




--------------------------------------------------------------------------------------------------------------------------
 TEVA PHARMACEUTICAL INDUSTRIES LIMIT                                                        Agenda Number:  932374945
--------------------------------------------------------------------------------------------------------------------------
        Security:  881624209
    Meeting Type:  Annual
    Meeting Date:  27-Jul-2005
          Ticker:  TEVA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO RECEIVE AND DISCUSS THE COMPANY S CONSOLIDATED         Mgmt          For                            For
       BALANCE SHEET AND THE CONSOLIDATED STATEMENTS
       OF INCOME

02     TO APPROVE THE BOARD OF DIRECTORS  RECOMMENDATION         Mgmt          For                            For
       THAT THE CASH DIVIDEND FOR THE YEAR ENDED DECEMBER
       31, 2004

03     TO APPOINT DR. LEORA (RUBIN) MERIDOR AS A STATUTORY       Mgmt          For                            For
       INDEPENDENT DIRECTOR FOR AN ADDITIONAL TERM
       OF THREE YEARS

4A     TO ELECT ELI HURVITZ TO SERVE FOR AN ADDITIONAL           Mgmt          For                            For
       THREE-YEAR TERM

4B     TO ELECT RUTH CHESHIN TO SERVE FOR AN ADDITIONAL          Mgmt          For                            For
       THREE-YEAR TERM

4C     TO ELECT PROF. MICHAEL SELA TO SERVE FOR AN               Mgmt          For                            For
       ADDITIONAL THREE-YEAR TERM

4D     TO ELECT HAROLD SNYDER TO SERVE FOR AN ADDITIONAL         Mgmt          For                            For
       THREE-YEAR TERM

05     TO APPROVE THE PURCHASE OF DIRECTOR S AND OFFICER         Mgmt          For                            For
       S LIABILITY INSURANCE FOR THE DIRECTORS AND
       OFFICERS OF THE COMPANY

06     TO APPROVE THE COMPANY S 2005 OMNIBUS LONG-TERM           Mgmt          For                            For
       SHARE INCENTIVE PLAN

07     TO APPROVE AN AMENDMENT TO PROVISIONS OF THE              Mgmt          For                            For
       COMPANY S ARTICLES RELATING TO THE INDEMNIFICATION
       OF DIRECTORS AND OFFICERS

08     TO APPROVE AN AMENDMENT TO THE COMPANY S ARTICLES         Mgmt          Against                        Against
       THAT WOULD INCREASE THE REGISTERED SHARE CAPITAL
       OF THE COMPANY

09     TO APPOINT KESSELMAN & KESSELMAN, A MEMBER OF             Mgmt          For                            For
       PRICEWATERHOUSECOOPERS INTERNATIONAL LTD.,
       AS THE COMPANY S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM AND TO DETERMINE THEIR COMPENSATION




--------------------------------------------------------------------------------------------------------------------------
 TEVA PHARMACEUTICAL INDUSTRIES LIMIT                                                        Agenda Number:  932401615
--------------------------------------------------------------------------------------------------------------------------
        Security:  881624209
    Meeting Type:  Special
    Meeting Date:  27-Oct-2005
          Ticker:  TEVA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE ISSUANCE OF ORDINARY SHARES OF             Mgmt          For                            For
       TEVA, PURSUANT TO THE AGREEMENT AND PLAN OF
       MERGER, DATED JULY 25, 2005, BY AND AMONG IVAX
       CORPORATION, TEVA AND TWO WHOLLY OWNED SUBSIDIARIES
       OF TEVA, IVORY ACQUISITION SUB, INC. AND IVORY
       ACQUISITION SUB II, INC.




--------------------------------------------------------------------------------------------------------------------------
 TEVA PHARMACEUTICAL INDUSTRIES LIMIT                                                        Agenda Number:  932481548
--------------------------------------------------------------------------------------------------------------------------
        Security:  881624209
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  TEVA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO RECEIVE AND DISCUSS THE COMPANY S CONSOLIDATED         Mgmt          For                            For
       BALANCE SHEET AS OF DECEMBER 31, 2005 AND THE
       CONSOLIDATED STATEMENTS OF INCOME FOR THE YEAR
       THEN ENDED.

02     TO APPROVE THE BOARD OF DIRECTORS  RECOMMENDATION         Mgmt          For                            For
       THAT THE CASH DIVIDEND FOR THE YEAR ENDED DECEMBER
       31, 2005 BE DECLARED FINAL.

03     TO APPOINT PROF. GABRIELA SHALEV AS A STATUTORY           Mgmt          For                            For
       INDEPENDENT DIRECTOR FOR AN ADDITIONAL TERM
       OF THREE YEARS.

4A     TO ELECT THE FOLLOWING DIRECTOR TO SERVE FOR              Mgmt          For                            For
       A THREE-YEAR TERM: DR. PHILLIP FROST

4B     TO ELECT THE FOLLOWING DIRECTOR TO SERVE FOR              Mgmt          For                            For
       A THREE-YEAR TERM: CARLO SALVI

4C     TO ELECT THE FOLLOWING DIRECTOR TO SERVE FOR              Mgmt          For                            For
       A THREE-YEAR TERM: DAVID SHAMIR

05     TO APPROVE THE PURCHASE OF DIRECTOR S AND OFFICER         Mgmt          For                            For
       S LIABILITY INSURANCE FOR THE DIRECTORS AND
       OFFICERS OF THE COMPANY.

06     TO APPROVE AN AMENDMENT TO SECTION 60(E) OF               Mgmt          For                            For
       THE COMPANY S ARTICLES OF ASSOCIATION.

07     TO APPROVE AN INCREASE IN THE REMUNERATION PAID           Mgmt          For                            For
       TO THE DIRECTORS OF THE COMPANY (OTHER THAN
       THE CHAIRMAN OF THE BOARD).

08     TO APPOINT KESSELMAN & KESSELMAN, AS THE INDEPENDENT      Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM AND DETERMINE
       THEIR COMPENSATION.




--------------------------------------------------------------------------------------------------------------------------
 THAI AIRWAYS INTERNATIONAL PUBLIC CO LTD (FORMERLY THAI AIRWAYS INTERNATIONAL CO            Agenda Number:  700819521
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8615C114
    Meeting Type:  AGM
    Meeting Date:  23-Dec-2005
          Ticker:
            ISIN:  TH0245010010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BOTH PARTIAL AND SPLIT VOTING            Non-Voting    No vote
       IS ACCEPTED. THANK YOU

1.     Receive the report of the Chairman                        Mgmt          For                            For

2.     Approve the minutes of the Shareholders  meeting          Mgmt          For                            For
       of 2004

3.     Approve the report of the Board of Directors              Mgmt          For                            For
       concerning the results of the business operations
       of the Company during the previous year

4.     Approve the balance sheet and the income statement        Mgmt          For                            For

5.     Declare a dividend                                        Mgmt          For                            For

6.     Elect the Directors                                       Mgmt          For                            For

7.     Approve to pay the annual remuneration to the             Mgmt          For                            For
       Directors

8.     Appoint an Auditor and determine the audit fee            Mgmt          For                            For

9.     Approve the issuance and offering of debentures           Mgmt          For                            For
       in the amount not exceeding THB 60,000 million
       or equivalent within 5 years, issued in THB
       or in other currencies of equivalent amount
       using exchange rate at the time of each issuance
       and offering in order to provide flexibilities
       in funding according to fund needs and capital
       market conditions

10.    Any other business                                        Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 THE AES CORPORATION                                                                         Agenda Number:  932497173
--------------------------------------------------------------------------------------------------------------------------
        Security:  00130H105
    Meeting Type:  Annual
    Meeting Date:  11-May-2006
          Ticker:  AES
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD DARMAN                                            Mgmt          For                            For
       PAUL HANRAHAN                                             Mgmt          For                            For
       KRISTINA M. JOHNSON                                       Mgmt          For                            For
       JOHN A. KOSKINEN                                          Mgmt          For                            For
       PHILIP LADER                                              Mgmt          For                            For
       JOHN H. MCARTHUR                                          Mgmt          For                            For
       SANDRA O. MOOSE                                           Mgmt          For                            For
       PHILIP A. ODEEN                                           Mgmt          For                            For
       CHARLES O. ROSSOTTI                                       Mgmt          For                            For
       SVEN SANDSTROM                                            Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.      Mgmt          For                            For

03     ADOPTION OF THE AES CORPORATION PERFORMANCE               Mgmt          For                            For
       INCENTIVE PLAN.




--------------------------------------------------------------------------------------------------------------------------
 THE COCA-COLA COMPANY                                                                       Agenda Number:  932417719
--------------------------------------------------------------------------------------------------------------------------
        Security:  191216100
    Meeting Type:  Consent
    Meeting Date:  13-Jan-2006
          Ticker:  KO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     I WOULD LIKE TO OPT OUT OF RECEIVING THE COCA-COLA        Mgmt          Against                        Against
       COMPANY S SUMMARY ANNUAL REPORT IN THE MAIL.




--------------------------------------------------------------------------------------------------------------------------
 THE COCA-COLA COMPANY                                                                       Agenda Number:  932446570
--------------------------------------------------------------------------------------------------------------------------
        Security:  191216100
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2006
          Ticker:  KO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HERBERT A. ALLEN                                          Mgmt          For                            For
       RONALD W. ALLEN                                           Mgmt          For                            For
       CATHLEEN P. BLACK                                         Mgmt          For                            For
       BARRY DILLER                                              Mgmt          For                            For
       E. NEVILLE ISDELL                                         Mgmt          For                            For
       DONALD R. KEOUGH                                          Mgmt          For                            For
       DONALD F. MCHENRY                                         Mgmt          For                            For
       SAM NUNN                                                  Mgmt          For                            For
       JAMES D. ROBINSON III                                     Mgmt          For                            For
       PETER V. UEBERROTH                                        Mgmt          For                            For
       JAMES B. WILLIAMS                                         Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS

03     APPROVAL OF AN AMENDMENT TO THE 1989 RESTRICTED           Mgmt          For                            For
       STOCK AWARD PLAN OF THE COCA-COLA COMPANY

04     SHAREOWNER PROPOSAL REGARDING CHARITABLE CONTRIBUTIONS    Shr           Against                        For

05     SHAREOWNER PROPOSAL THAT COMPANY REPORT ON IMPLEMENTATION Shr           Against                        For
       OF BEVERAGE CONTAINER RECYCLING STRATEGY

06     SHAREOWNER PROPOSAL REGARDING RESTRICTED STOCK            Shr           Against                        For

07     SHAREOWNER PROPOSAL REGARDING ENVIRONMENTAL               Shr           Against                        For
       IMPACTS OF OPERATIONS IN INDIA

08     SHAREOWNER PROPOSAL REGARDING AN INDEPENDENT              Shr           Against                        For
       DELEGATION OF INQUIRY TO COLOMBIA




--------------------------------------------------------------------------------------------------------------------------
 THE DAEGU BANK LTD                                                                          Agenda Number:  700877167
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1859G115
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7005270004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings for the year 2005, dividend
       ratio : KRW 400 per shares

2.1    Elect Mr. Wha-Eon Lee  1944  as a Executive               Mgmt          For                            For
       Director

2.2    Elect Mr. Yong Ho Choi  1943  as a outside Director       Mgmt          For                            For

2.3    Elect Mr. Timblick Alan John  1943  as a  Director        Mgmt          For                            For

3.1    Elect Mr. Kyung-Jae Lee, the Outside Director,            Mgmt          For                            For
       as a Member of the Auditors Committee

3.2    Elect Mr. Jeong-Seok Seo, the Outside Director            Mgmt          For                            For
       as a Member of Auditors Committee

4.     Approve the stock option for staff                        Mgmt          For                            For

5      Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 THE SIAM COMMERCIAL BANK PUBLIC CO LTD                                                      Agenda Number:  700884011
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7905M113
    Meeting Type:  AGM
    Meeting Date:  04-Apr-2006
          Ticker:
            ISIN:  TH0015010018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE             Non-Voting    No vote
       ALLOWED FOR THIS MEETING. THANK YOU.

1.     Approve the minutes of the AGM of shareholders            Mgmt          For                            For
       No 182 held on 05 APR 2005

2.     Receive the annual report prepared by the Board           Mgmt          For                            For
       of Directors for the FY 2005

3.     Approve the financial statements for the FYE              Mgmt          For                            For
       31 DEC 2005

4.     Approve the allocation of profits and dividend            Mgmt          For                            For
       payment from the Bank s operational result
       of year 2005

5.     Approve the distribution of the Director s bonus          Mgmt          For                            For
       and to inform the Directors  remuneration for
       year 2006

6.     Elect the Directors in replacement of those               Mgmt          For                            For
       retired by rotation

7.     Approve the issuance of debentures and/or subordinated,   Mgmt          For                            For
       short-term, other types of debentures in the
       amount not exceeding THB 100,000 million or
       equivalent in any other foreign currency

8.     Appoint the Auditor and approve to fix the auditing       Mgmt          For                            For
       fee

9.     Amend Clause 4 of the Bank s Memorandum of Association    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 THE SWATCH GROUP AG, NEUENBURG                                                              Agenda Number:  700943699
--------------------------------------------------------------------------------------------------------------------------
        Security:  H83949133
    Meeting Type:  AGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  CH0012255144
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     TO VOTE IN THE UPCOMING MEETING, YOUR NAME MUST           Registration  For                            *
       BE NOTIFIED TO THE COMPANY REGISTRAR AS BENEFICIAL
       OWNER BEFORE THE RECORD DATE.  PLEASE ADVISE
       US NOW IF YOU INTEND TO VOTE.  NOTE THAT THE
       COMPANY REGISTRAR HAS DISCRETION OVER GRANTING
       VOTING RIGHTS.  ONCE THE AGENDA IS AVAILABLE,
       A SECOND NOTIFICATION WILL BE ISSUED REQUESTING
       YOUR VOTING INSTRUCTIONS




--------------------------------------------------------------------------------------------------------------------------
 THE SWATCH GROUP AG, NEUENBURG                                                              Agenda Number:  700945148
--------------------------------------------------------------------------------------------------------------------------
        Security:  H83949133
    Meeting Type:  AGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  CH0012255144
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS. THANK YOU.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 306645, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

1.1    Receive the 2005 annual report of the Board               Mgmt          For                            For
       of Directors

1.2    Receive the 2005 financial statements  balance            Mgmt          For                            For
       sheet, income statement and notes  and 2005
       consolidated financial statements

1.3    Receive Statutory Auditors report and report              Mgmt          For                            For
       of the Group Auditors

1.4    Approve the reports and the financial statements          Mgmt          For                            For

2.     Grant discharge to the Board of Directors                 Mgmt          For                            For

3.     Approve the allocation of income and dividends            Mgmt          For                            For
       of CHF 0.50 per registered share and CHF 2.50
       per bearer share

4.     Approve to reduce the share capital  adaptation           Mgmt          For                            For
       of Article 4 of the Statutes  from CHF 135,089,359.65
       to CHF 132,007,500.00

5.     Ratify PricewaterhouseCoopers AG as the Auditors          Mgmt          For                            For
       and approve the Group Auditors




--------------------------------------------------------------------------------------------------------------------------
 TOYOTA MTR CR CORP MEDIUM TERM NTS BOOK ENTRY                                               Agenda Number:  701001745
--------------------------------------------------------------------------------------------------------------------------
        Security:  J92676113
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2006
          Ticker:
            ISIN:  JP3633400001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Allow Disclosure
       of Shareholder Meeting Materials on the Internet,
       Appoint    Independent Auditors , Approve Minor
       Revisions Related to the New Commercial  Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

3.14   Appoint a Director                                        Mgmt          For                            *

3.15   Appoint a Director                                        Mgmt          For                            *

3.16   Appoint a Director                                        Mgmt          For                            *

3.17   Appoint a Director                                        Mgmt          For                            *

3.18   Appoint a Director                                        Mgmt          For                            *

3.19   Appoint a Director                                        Mgmt          For                            *

3.20   Appoint a Director                                        Mgmt          For                            *

3.21   Appoint a Director                                        Mgmt          For                            *

3.22   Appoint a Director                                        Mgmt          For                            *

3.23   Appoint a Director                                        Mgmt          For                            *

3.24   Appoint a Director                                        Mgmt          For                            *

3.25   Appoint a Director                                        Mgmt          For                            *

3.26   Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

4.3    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Authorize Use of Stock Options for Directors,             Other         For                            *
       Senior Executives and Employees

6      Approve Purchase of Own Shares                            Mgmt          For                            *

7      Approve Final Payment Associated with Abolition           Other         Abstain                        *
       of Retirement Benefit System  for Directors
       and Auditors

8      Amend the Compensation to be Received by Directors        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TRANSOCEAN INC.                                                                             Agenda Number:  932483477
--------------------------------------------------------------------------------------------------------------------------
        Security:  G90078109
    Meeting Type:  Annual
    Meeting Date:  11-May-2006
          Ticker:  RIG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       VICTOR E. GRIJALVA                                        Mgmt          For                            For
       ARTHUR LINDENAUER                                         Mgmt          For                            For
       KRISTIAN SIEM                                             Mgmt          For                            For

02     APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG              Mgmt          For                            For
       LLP TO SERVE AS OUR INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR 2006.




--------------------------------------------------------------------------------------------------------------------------
 UNIFIED ENERGY SYS RUSSIA                                                                   Agenda Number:  701022256
--------------------------------------------------------------------------------------------------------------------------
        Security:  904688108
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  US9046881085
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report of RAO UES of Russia            Mgmt          For                            For
       for 2005, annual accounting reporting, including
       the profit and loss statement  profit and loss
       account  and profit and loss allocation

2.     Approve the payment of dividends for year 2005            Mgmt          For                            For
       as follows: RUB 0.0574 per ordinary share and
       RUB 0.1939 per preferred share; payment should
       be made until 01 DEC 2006

3.     Approve the amendments and additions to the               Mgmt          For                            For
       Charter of RAO UES of Russia

4.     Approve the amendments to the internal regulations        Mgmt          For                            For
       of the Company governing the Articles of its
       Management bodies

5.     Approve the ZAO PriceWaterhouseCopers as the              Mgmt          For                            For
       Auditors of OAO RAO UES of Russia

       PLEASE NOTE THAT FOR THE BELOW RESOLUTION REGARDING       Non-Voting    No vote
       ELECTION OF DIRECTORS, YOU MAY VOTE THE SHARE
       AMOUNT CALCULATED BY MULTIPLYING YOUR RESPECTIVE
       SHARE POSITION BY THE NUMBER OF DIRECTORS THAT
       WILL BE ELECTED TO THE BOARD, WHICH IS 15 IN
       THIS CASE. PLEASE NOTE THAT STANDING INSTRUCTIONS
       HAVE BEEN REMOVED FOR THIS MEETING. THANK YOU.

6.1    Elect Mr. Abizov Mikhail Anatolievich as a Member         Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.2    Elect Mr. Androsov Kirill Gennadievich as a               Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.3    Elect Mr. Berezkin Grigoriy Victorovich as a              Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.4    Elect Mr. Bugrov Andrey Evgenlevich as a Member           Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.5    Elect Mr. Voloshin Alexander Stalievich as a              Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.6    Elect Mr. Gref German Oscarovich as a Member              Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.7    Elect Mr. Dementiev Andrey Vladimirovich as               Mgmt          For                            For
       a Member of the Board of Directors of RAO UES
       of Russia

6.8    Elect Mr. Medvedev Yuriy Mitrofanovich as a               Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.9    Elect Mr. Nikitin Gleb Sergeevich as a Member             Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.10   Elect Mr. Oganesian Sergey Aramovich as a Member          Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.11   Elect Mr. Pushkareva Olga Stanislavovna as a              Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.12   Elect Mr. Rashevsky Vladimir Valerievich as               Mgmt          For                            For
       a Member of the Board of Directors of RAO UES
       of Russia

6.13   Elect Mr. Remes Ukha Seppo as a Member of the             Mgmt          For                            For
       Board of Directors of RAO UES of Russia

6.14   Elect Mr. Seleznev Kirill Gennadievich as a               Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.15   Elect Mr. Urinson Yakov Moiseevich as a Member            Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.16   Elect Mr. Hern David Alexander as a Member of             Mgmt          For                            For
       the Board of Directors of RAO UES of Russia

6.17   Elect Mr. Khristenko Victor Borisovich as a               Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.18   Elect Mr. Chubais Anatoly Borisovich as a Member          Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

6.19   Elect Mr. Sharonov Andrey Vladimirovich as a              Mgmt          For                            For
       Member of the Board of Directors of RAO UES
       of Russia

6.20   Elect Mr. Yuzhanov Ilia Arturovich as a Member            Mgmt          For                            For
       of the Board of Directors of RAO UES of Russia

7.1    Elect Mr. Brzheziansky Stanislav Edmondovich              Mgmt          Abstain                        Against
       as a Member of the Revision Committee of RAO
       UES of Russia

7.2    Elect Mr. Bistrov Maksim Sergeevich as a Member           Mgmt          For                            For
       of the Revision Committee of RAO UES of Russia

7.3    Elect Mr. Myasnikov Victor Mikhailovich as a              Mgmt          Abstain                        Against
       Member of the Revision Committee of RAO UES
       of Russia

7.4    Elect Mr. Rumiantsev Sergey Yurievich as a Member         Mgmt          For                            For
       of the Revision Committee of RAO UES of Russia

7.5    Elect Mr. Samokhina Galina Evgenievna as a Member         Mgmt          For                            For
       of the Revision Committee of RAO UES of Russia

7.6    Elect Mr. Sannikov Aleksey Valerievich as a               Mgmt          Abstain                        Against
       Member of the Revision Committee of RAO UES
       of Russia

7.7    Elect Mr. Stefanenko Svetlana Mikhailovna as              Mgmt          Abstain                        Against
       a Member of the Revision Committee of RAO UES
       of Russia

8.     Approve the transaction  associated transactions          Mgmt          For                            For
       regarding the purchase of additional shares
       of OAO HydroWGC by OAO RAO UES of Russia, detailed
       in notice of AGM issued by OAO RAO UES of Russia

9.     Approve the transaction  associated transactions          Mgmt          For                            For
       regarding the purchase of additional shares
       of OAO FGC UES by OAO RAO UES of Russia, detailed
       in notice of AGM issued by OAO RAO UES of Russia




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700806221
--------------------------------------------------------------------------------------------------------------------------
        Security:  N89782168
    Meeting Type:  EGM
    Meeting Date:  13-Oct-2005
          Ticker:
            ISIN:  NL0000388718
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening  and announcements                                Mgmt          For                            For

2.     Approve the report of the Nedamtrust                      Mgmt          For                            For

3.a    Approve further explanation for the desirability          Mgmt          For                            For
       of a new trust office

3.b    Approve the introduction of the proposed Members          Mgmt          For                            For
       of the Board of the newly established foundation
       Stitching Administratiekantoor Unilever N.V.

3.c    Confidence in this Board                                  Mgmt          For                            For

4.     Approve the newly established foundation Stichting        Mgmt          For                            For
       Administratiekantoor Unilever N.V. as another
       trust office within the meaning of Article
       18 Paragraph 1 of the applicable conditions
       of administration dated 06 MAY 1999

5.     Questions                                                 Mgmt          For                            For

6.     Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700915967
--------------------------------------------------------------------------------------------------------------------------
        Security:  N8981F156
    Meeting Type:  AGM
    Meeting Date:  08-May-2006
          Ticker:
            ISIN:  NL0000009348
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 01 MAY 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Consideration of the Annual Report for the 2005           Non-Voting    No vote
       financial year submitted by the Board of Directors
       and the report of the Remuneration Committee

2.     Adoption of the Annual Accounts and appropriation         Mgmt          For                            For
       of the profit for the 2005 financial year

3.     Discharge of the Executive Directors                      Mgmt          For                            For

4.     Discharge of the Non-Executive Directors                  Mgmt          For                            For

5.A    Share equalisation. Alterations I (euro conversion)       Mgmt          For                            For
       and II (ordinary shares  share split and dematerialisation)
       to the Articles of Association. Amendment of
       the Equalisation Agreement

5.B    Board nomination procedure. Alteration III to             Mgmt          For                            For
       the Articles of Association

5.C    Alignment of dividend generating capacity and             Mgmt          For                            For
       dividend entitlements. Amendment of the Deed
       of Mutual Covenants. Designation of authorized
       representatives

6.A    Appoint Mr. P.J. Cescau as an Executive Director          Mgmt          For                            For

6.B    Appoint Mr. C.J. van der Graaf as an Executive            Mgmt          For                            For
       Director

6.C    Appoint Mr. R.D. Kugler as an Executive Director          Mgmt          For                            For

6.D    Appoint Mr. R.H.P. Markham as an Executive Director       Mgmt          For                            For

7.A    Appoint Mr. A. Burgmans as a Non-Executive Director       Mgmt          For                            For

7.B    Appoint Rt. Hon. The Lord Brittan of Spennithorne         Mgmt          For                            For
       as a Non-Executive Director

7.C    Appoint Rt. Hon. The Baroness Chalker of Wallasey         Mgmt          For                            For
       QC, DL as a Non-Executive Director

7.D    Appoint Professor W. Dik as a Non-Executive               Mgmt          For                            For
       Director

7.E    Appoint The Lord Simon of Highburry CBE as a              Mgmt          For                            For
       Non-Executive Director

7.F    Appoint Mr. J. van der Veer as a Non-Executive            Mgmt          For                            For
       Director

7.G    Appoint Mr. C.E. Golden as a Non-Executive Director       Mgmt          For                            For

7.H    Appoint Dr. B.E. Grote as a Non-Executive Director        Mgmt          For                            For

7.I    Appoint Mr. J-C. Spinetta as a Non-Executive              Mgmt          For                            For
       Director

7.J    Appoint Mr. K.J. Storm as a Non-Executive Director        Mgmt          For                            For

8.     Remuneration of the Non-Executive Directors               Mgmt          For                            For

9.     Appointment of Auditors charged with the auditing         Mgmt          For                            For
       of the Annual Accounts for the 2006 financial
       year

10.    Designation of the Board of Directors as the              Mgmt          Against                        Against
       company body authorized in respect of the issue
       of shares in the Company

11.    Authorization of the Board of Directors to purchase       Mgmt          For                            For
       shares in the Company and depositary receipts
       therefore

12.    Questions                                                 Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER PLC                                                                                Agenda Number:  700917000
--------------------------------------------------------------------------------------------------------------------------
        Security:  G92087124
    Meeting Type:  MIX
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:  GB0005748735
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report and the accounts for the               Mgmt          For                            For
       YE 31 DEC 2005

2.     Approve the Directors remuneration report for             Mgmt          For                            For
       the YE 31 DEC 2005

3.     Declare a final dividend of 13.54 pence per               Mgmt          For                            For
       ordinary share

4.     Re-elect Mr. Patrick J. Cescau as a Director              Mgmt          For                            For

5.     Re-elect Mr. C. J. van der Graff as a Director            Mgmt          For                            For

6.     Re-elect Mr. Ralph D. Kugler as a Director                Mgmt          For                            For

7.     Re-elect Mr. Ruby H.P. Markham as a Director              Mgmt          For                            For

8.     Re-elect Mr. Antony Burgmans as a Director                Mgmt          For                            For

9.     Re-elect Rt Hon The Lord Brittan of Spennithorne          Mgmt          For                            For
       QC, DL as a Director

10.    Re-elect Rt Hon The Baroness Chalker of Wallasey          Mgmt          For                            For
       as a Director

11.    Re-elect Professor Wim Dik as a Director                  Mgmt          For                            For

12.    Re-elect The Lord Simon of Highbury as a Director         Mgmt          For                            For

13.    Re-elect Mr. Jeroen van der veer as a Director            Mgmt          For                            For

14.    Elect Mr. Charles E. Golden as a Director                 Mgmt          For                            For

15.    Elect Dr. Byron Grote as a Director                       Mgmt          For                            For

16.    Elect Mr. Jean-Cyrill Spinetta as a Director              Mgmt          For                            For

17.    Elect Mr. Kornelis J. Storm as a Director                 Mgmt          For                            For

18.    Re-appoint PricewaterhouseCoopers LLP as Auditors         Mgmt          For                            For
       of the Company

19.    Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Auditors

20.    Authorize the Directors to issue of equity or             Mgmt          For                            For
       equity-linked securities with pre-emptive rights
       up to aggregate nominal amount of GBP 13,450,000

21.    Authorize the Directors to issue of equity or             Mgmt          For                            For
       equity-linked securities without pre-emptive
       rights up to aggregate nominal amount of GBP
       2,000,000

22.    Authorize the Comapny to make market purchases            Mgmt          For                            For
       for 290,000,000 ordinary shares

23.    Grant authority to align the dividend generating          Mgmt          For                            For
       capacity and the dividend entitlements

24.    Amend the deed of Mutual Covenants                        Mgmt          For                            For

25.    Approve the sub-dividend of ordinary shares               Mgmt          For                            For
       into intermediate ordinary shares, the consolidation
       of unissued intermediate ordinary shares into
       unissued new ordinary shares and of the issued
       intermediate ordinary shares into new ordinary
       shares; amend the Articles of Association and
       amend the Deposit Agreement

26.    Amend the Articles of Association regarding               Mgmt          For                            For
       Board Nomination Procedures

27.    Approve to increase the remuneration of Non-Executive     Mgmt          For                            For
       Directors to GBP 1,500,000

       PLEASE NOTE THAT THIS IS AN ANNUAL GENERAL MEETING.       Non-Voting    No vote
       THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING TYPE.  IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS.  THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER PLC                                                                                Agenda Number:  700922481
--------------------------------------------------------------------------------------------------------------------------
        Security:  G92087124
    Meeting Type:  EGM
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:  GB0005748735
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A CLASS MEETING. THANK           Non-Voting    No vote
       YOU.

1.     Amend the Equalisation Agreement                          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 VENTURE CORPORATION LTD                                                                     Agenda Number:  700931264
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9360Y103
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  SG0531000230
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       the audited accounts of the Company for the
       YE 31 DEC 2005 together with the Auditors
       report thereon

2.     Declare a final tax-exempt dividend of 100%               Mgmt          For                            For
       or 25 cents per ordinary share and a bonus
       tax-exempt dividend of 100% or 25 cents per
       ordinary share for the YE 31 DEC 2005

3.     Re-elect Mr. Tan Choon Huat as a Director, who            Mgmt          For                            For
       retires pursuant to Article 92 of the Company
       s Articles of Association

4.     Re-elect Mr. Soo Eng Hiong as a Director, who             Mgmt          For                            For
       retires pursuant to Article 92 of the Company
       s Articles of Association

5.     Re-appoint Mr. Cecil Vivian Richard Wong as               Mgmt          For                            For
       a Director, who retires under Section 153(6)
       of the Companies Act, Chapter 50, until the
       next AGM

6.     Approve the payment of the Directors  fees of             Mgmt          For                            For
       SGD 127,000 for the YE 31 DEC 2005  2004: SGD
       127,000

7.     Re-appoint Deloitte & Touche as the Company               Mgmt          For                            For
       s Auditors and authorize the Directors to fix
       their remuneration

       Transact any other business                               Non-Voting    No vote

8.     Authorize the Directors, pursuant to Section              Mgmt          Abstain                        Against
       161 of the Companies Act, Chapter 50 and the
       Listing Manual of the Singapore Exchange Securities
       Trading Limited  SGX-ST , to issue shares in
       the capital of the Company  Shares   by way
       of rights, bonus or otherwise ; and/or make
       or grant offers, agreements or options  collectively
       Instruments  that might or would require shares
       to be issued, including but not limited to
       the creation and issue of  as well as adjustments
       to  warrants, debentures or other instruments
       convertible into shares  at any time and upon
       such terms and conditions and for such purposes
       and to such persons as the Directors may in
       their absolute discretion deem fit; and  notwithstanding
       the authority conferred by this resolution
       may have ceased to be in force  issue shares
       in pursuance of any instrument made or granted
       by the Directors while this resolution was
       in force, provided that: i) the aggregate number
       of shares issued pursuant to this resolution
       including shares to be issued in pursuance
       of instruments made or granted pursuant to
       this resolution  not exceeding 50% of the issued
       share capital of the Company, of which the
       aggregate number of shares to be issued other
       than on a pro-rata basis to shareholders of
       the Company does not exceed 20% of the issued
       share capital of the Company and the percentage
       of issued share capital shall be calculated
       based on the Company s issued share capital
       at the date of passing of this resolution after
       adjusting for new shares arising from the conversion
       of convertible securities or share options
       or vesting of shares awards which are outstanding
       or subsisting at the time this resolution is
       passed and any subsequent consolidation or
       subdivision of shares; in exercising the authority
       conferred by this resolution, the Company shall
       comply with the provisions of the Listing Manual
       of the SGX-ST  unless such compliance has been
       waived by the SGS-ST  and the Articles of Association
       for the time being of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the date of the
       next AGM of the Company as required by law

9.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       161 of the Companies Act, Chapter 50, to allot
       and issue from time to time such number of
       shares in the capital of the Company as may
       be required to be issued pursuant to the exercise
       of options granted under the Venture Manufacturing
       (Singapore) Ltd Executives  Share Option Scheme
       adopted by the Company in 1993  the 1993 Scheme
       and provided always that the aggregate number
       of shares to be issued pursuant to the 1993
       Scheme shall not exceed 25% of the issued share
       capital of the Company from time to time

10.    Authorize the Directors of the Company to offer           Mgmt          For                            For
       and grant options from time to time in accordance
       with the regulations of the Venture Corporation
       Executives  Share Option Scheme adopted by
       the Company in 2004  the 2004 Scheme  and pursuant
       to Section 161 of the Companies Act, Chapter
       50, to allot and issue from time to time such
       number of shares in the capital of the Company
       as may be required to be issued pursuant to
       the exercise of options granted under the 2004
       Scheme, provided always that the aggregate
       number of shares to be issued pursuant to the
       2004 Scheme shall not exceed 15% of the issued
       share capital of the Company from time to time




--------------------------------------------------------------------------------------------------------------------------
 VEOLIA ENVIRONNEMENT, PARIS                                                                 Agenda Number:  700919066
--------------------------------------------------------------------------------------------------------------------------
        Security:  F9686M107
    Meeting Type:  EGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  FR0000124141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

O.1    Approve the report of the Chairman of the Board           Mgmt          For                            For
       of Directors on the Board works and the internal
       audit procedures, the Management of the Board
       of Directors  and the Auditors  general report,
       and the company s financial statements and
       the balance sheet for the year 2005, as presented

O.2    Approve the consolidated financial statements             Mgmt          For                            For
       for the said FY, in the form presented to the
       meeting

O.3    Approve the charges and expenses governed by              Mgmt          For                            For
       Article 39-4 of the French General Tax Code
       of EUR 2,250,785.00

O.4    Approve the recommendations of the Board of               Mgmt          For                            For
       Directors and resolves that the available income
       be appropriated as follows: earnings for the
       FY: EUR 388,429,495.00 prior retained earnings:
       EUR 699,982,668.00 i.e. an amount of: EUR 1,088,412,163.00 allocated to: legal reserve: EUR 19,421,475.00
       dividend: EUR 333,100,009.00 retained earnings:
       EUR 735,890,679.00 the shareholders will receive
       a net dividend of EUR 0.85 per share for each
       of the 391,882,364 shares entitled to the dividend,
       and will entitle to the 40% allowance and to
       a basic allowance, the dividend will be paid
       on 29 MAY 2006

O.5    Approve, pursuant to Article 39 of the amended            Mgmt          For                            For
       finance law for 2004, to transfer the balance
       of EUR 118,824,052.00 posted to the special
       reserve of long-term capital gains to the ordinary
       reserve account; the special tax resulting
       from this transfer amounts to EUR 2,970,601.00.
       after these transactions, the ordinary reserve
       account will amount to EUR 343,226,042.00

O.6    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Article L.225-38 of
       the French Commercial Code and approve the
       agreement referred to therein

O.7    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Article L.225-38 of
       the French Commercial Code and approve the
       agreement referred to therein

O.8    Appoint Mr. Daniel Bouton as a Director for               Mgmt          For                            For
       a 6 year period

O.9    Appoint Mr. Jean-Francois Dehecq as a Director            Mgmt          For                            For
       for a 6 year period

O.10   Appoint Mr. Jean-Marc Espalioux as a Director             Mgmt          For                            For
       for a 6 year period

O.11   Appoint Mr. Paul Louis Girardot as a Director             Mgmt          For                            For
       for a 6 year period

O.12   Appoint Mr. Serge Michel as a Director for a              Mgmt          For                            For
       6 year period

O.13   Appoint Mr. Georges Ralli as a Director for               Mgmt          For                            For
       a 6-year period

O.14   Appoint Mr. Murray Stuart for a 6 year period             Mgmt          For                            For

O.15   Approve the total annual fees of EUR 770,000.00           Mgmt          For                            For
       to the Board of Directors Members

O.16   Authorize the Board of Directors to buy or buy            Mgmt          For                            For
       back the Company s shares on the open market,
       subject to the conditions described as fallows:
       maximum purchase price: EUR 60.00, maximum
       number of shares to be acquired: 10% of the
       share capital, i.e. 40,787,261 shares, maximum
       funds invested in the share buybacks: EUR 1,500,000,000.00;
       Authority expires at the end of 18-months
       ; it supersedes, eventually, the fraction unused
       of any and all earlier delegations to the same
       effect; and to take all necessary measures
       and accomplish all necessary formalities

E.17   Authorize the Board of Directors, in order to             Mgmt          For                            For
       increase the share capital, in one or more
       occasions, in France or abroad, by way of issuing,
       with preferred subscription rights maintained,
       shares or securities giving access to the capital,
       to be subscribed either in cash or by the offsetting
       of debts, or by way of capitalizing reserves,
       profits or premiums; the maximal nominal amount
       of capital increases to be carried out under
       this delegation of authority shall not exceed
       EUR 1,000,000,000.00; it is worth noting that
       the overall maximum nominal amount of capital
       increases which may be carried out under this
       delegation of authority and the ones of Resolutions
       18, 19, 20, 21, 22, 23, 24 and 25 is set at
       EUR 2,220,000,000.00;  Authority expires at
       the end of 26-months  it supersedes, eventually,
       the fraction unused of any and all earlier
       delegations to the same effect; and to take
       all necessary measures and accomplish all necessary
       formalities

E.18   Authorize the Board of Directors in order to              Mgmt          Against                        Against
       increase the share capital, in one or more
       occasions, in France or abroad, by way of a
       public offering, through issuance, without
       preferred subscription rights, of shares or
       securities giving access to the capital or
       securities giving right to the allocation of
       debt securities, to be subscribed either in
       cash or by the offsetting of debts, or by way
       of capitalizing reserves, profits or premiums;
       these securities may be issued in consideration
       for securities tendered in a public exchange
       offer carried out in France or Abroad on securities
       complying with the conditions of Article L.225-148
       of the French Commercial Code; the maximal
       nominal amount of capital increases to be carried
       out under this delegation of authority shall
       not exceed EUR 400,000,000.00  Authority expires
       at the end of 26 months

E.19   Authorize the Board of Directors, to increase             Mgmt          For                            For
       the share capital, in one or more occasions,
       to a maximum nominal amount of EUR 370,000,000.oo
       by way of capitalizing reserves, profits, premiums
       or other means, provided that such capitalization
       is allowed by law and under the By-Laws, by
       issuing bonus shares or raising the par value
       of existing shares, or by a combination of
       these methods;  Authority expires at the end
       of 26-months ; and to take all necessary measures
       and accomplish all necessary formalities

E.20   Authorize the Board of Directors may decide               Mgmt          For                            For
       to increase the number of securities to be
       issued in the event of a capital increase in
       the event of a capital increase with preferential
       subscription right of shareholders, at the
       same price as the initial issue; within 30
       days of the closing of the subscription period
       and up to a maximum of 15% of the initial issue;
       Authority expires at the end of 26-months

E.21   Authorize the Board op Directors may decide               Mgmt          Against                        Against
       to increase the number of securities to be
       issued in the event of a capital increase in
       the event of a capital increase without preferential
       subscription right of shareholders, at the
       same price as the initial issue, within 30
       days of the closing of the subscription period
       and up to a maximum of 15% of the initial issue;
       Authority expires at the end of 26-months

E.22   Approve the Board of Directors to increase the            Mgmt          Against                        Against
       share capital up to 10% of the share capital
       in consideration for the contribu11ons in kind
       granted to the company and comprised of capital
       securities or securities giving access to share
       capital;  authority expires at the end of 26-months
       it supersedes, eventually, the fraction unused
       of any and all earlier delegations to the same
       effect

E.23   Authorize the Board of Directors, to increase             Mgmt          For                            For
       the share capital, on one or more occasions,
       by way of issuing, without preferred subscription
       rights; shares or securities giving access
       to the capital, in favor of the Members of
       one or several Company savings plans;  Authority
       expires at the end of 26-months ; and for an
       amount that shall not exceed EUR 15,000,000.00
       if supersedes, eventually, the fraction unused
       of any and all earlier delegations to the same
       effect; and to take all necessary measures
       and accomplish all necessary formalities

E.24   Authorize the Board of Directors to grant, in             Mgmt          For                            For
       one or more transactions, to employees and
       eventually, Corporate Officers of the Company
       and related the Companies, options giving the
       right either to subscribe for new shares in
       the Company to be issued through a share capital
       increase; or to purchase existing shares purchased
       by the company, it being provided that the
       options shall not give rights to a total number
       of shares, which shall exceed 1% of the share
       capital;  Authority expires at the end of 26-months
       ; and to take all necessary measures and accomplish
       all necessary formalities

E.25   Authorize the Board of Directors to grant, for            Mgmt          For                            For
       free, on one or more occasions, existing or
       future shares, in favor of the employees of
       the Company and related Companies and, or Corporate
       Officers or some of them, they may not represent
       more than 0.50% of the share capital;  Authority
       expires at the end of 26-months ; and to take
       all necessary measures and accomplish all necessary
       formalities

E.26   Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital, on one or more occasions, by
       canceling all or part of self-held shares in
       accordance with Articles L.225-209 ET SEQ of
       the French Commercial Code, up to a maximum
       of 10% of the share capital over a 24-month
       period;  Authority expires at the end of 26-months
       ; and to take all necessary measures and accomplish
       all necessary formalities

E.27   Grant all power to the bearer of an original              Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       11 MAY 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE NUMBERING OF THE RESOLUTIONS. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 WIENERBERGER AG                                                                             Agenda Number:  700918103
--------------------------------------------------------------------------------------------------------------------------
        Security:  A95384110
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  AT0000831706
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

1.     Receive the annual report, management and supervisory     Mgmt          For                            For
       reports for the FY 2005

2.     Approve the allocation of the net income for              Mgmt          For                            For
       the FY 2005

3.     Approve the actions of the Board of Directors             Mgmt          For                            For
       and the Supervisory Board for the FY 2005

4.     Elect the Auditors for the FY 2006                        Mgmt          For                            For

5.     Elect the Supervisory Board                               Mgmt          For                            For

6.     Approve the remuneration of the Supervisory               Mgmt          For                            For
       Board and amend the Company Charter

7.     Amend paragraph 4 of the Company Charter: allowance       Mgmt          Abstain                        Against
       of the Managing Board to increase share capital
       with EUR 37,083,898, by issue of 37, 083,898
       shares

8.     Approve the allowance of the Managing Board               Mgmt          For                            For
       due to paragraph 65 to by own shares within
       the next 18 months

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RCEIPT         Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 YUE YUEN INDUSTRIAL (HOLDINGS) LTD                                                          Agenda Number:  700866342
--------------------------------------------------------------------------------------------------------------------------
        Security:  G98803144
    Meeting Type:  AGM
    Meeting Date:  01-Mar-2006
          Ticker:
            ISIN:  BMG988031446
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 30 SEP 2004

2.     Declare a dividend of HKD 0.48 per share for              Mgmt          For                            For
       the YE 30 SEP 2005

3.     Re-elect the Directors and authorize the Board            Mgmt          For                            For
       of Directors to fix their remuneration

4.     Appoint the Auditors and authorize the Board              Mgmt          For                            For
       of Directors to fix their remuneration

5.a    Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the share capital of the
       Company in issue otherwise than pursuant to
       a rights issue or the exercise of subscription
       rights under the Share Option Scheme of the
       Company;  Authority expires at the conclusion
       of the next AGM of the Company

5.b    Authorize the Directors of the Company to purchase        Mgmt          For                            For
       its own shares during the relevant period,
       subject to and in accordance with all applicable
       laws and regulations, not exceeding 10% of
       the aggregate nominal amount of the share capital
       of the Company in issue;  Authority expires
       at the conclusion of the next AGM of the Company

5.c    Approve, conditional upon the passing of Resolution       Mgmt          For                            For
       5.B, to add the aggregate nominal amount of
       the number of shares in the capital of the
       Company repurchased by the Company to the aggregate
       nominal amount of the share capital of the
       Company that may be allotted pursuant to Resolution
       5.A



* Management position unknown


SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         NEW WORLD FUND, INC.
By (Signature)       /s/ Robert W. Lovelace
Name                 Robert W. Lovelace
Title                President and Principal Executive Officer
Date                 08/28/2006